UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Strong Global Entertainment, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ABOUT THIS DOCUMENT

This document, which is part of a registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Fundamental Global Inc., a Nevada corporation (“FG”), constitutes a prospectus of FG under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the common stock of FG to be issued to stockholders of FG’s indirect subsidiary, Strong Global Entertainment, Inc., a company existing under the laws of the Province of British Columbia (“SGE”) under the Arrangement Agreement described below. This document also constitutes a notice of meeting and a proxy statement of SGE under Section 14(a) of the Exchange Act.

You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated as of the date set forth on the cover hereof. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to SGE stockholders nor the issuance by FG of its common stock in connection with the Business Combination described below will create any implication to the contrary.

Information contained in this joint proxy statement/prospectus regarding FG and its business, operations, management and other matters has been provided by FG and information contained in this joint proxy statement/prospectus regarding SGE and its business, operations, management and other matters has been provided by SGE.

Generally, and unless indicated otherwise, financial data presented about FG and SGE are presented using U.S. Dollars (“USD”). Additionally, certain financial data may be presented using Canadian Dollars (“CAD”). Where neither USD or CAD are expressly noted, $ references are to USD. This joint proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities, or the solicitation of a proxy or consent, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

PROXY STATEMENT OF

STRONG GLOBAL ENTERTAINMENT, INC.

PROSPECTUS FOR UP TO 3,500,000 SHARES OF COMMON STOCK OF

FUNDAMENTAL GLOBAL INC.

On behalf of the Board of Directors of Fundamental Global Inc. and Strong Global Entertainment, Inc., we are pleased to provide the accompanying proxy statement/prospectus relating to the proposed combination of these companies pursuant to an Arrangement Agreement and Plan of Arrangement described below.

The Business Combination

The respective Special Committees and Boards of Directors of Fundamental Global Inc., a Nevada corporation (“FG”) (and its indirect subsidiary, Strong Global Entertainment, Inc., a company existing under the laws of the Province of British Columbia (“SGE”)), have unanimously approved the combination of these companies described in this joint proxy statement/prospectus. Each share of Class A Common Voting Shares of SGE (the “SGE Common Shares” or “SGE Common Stock”) issued and outstanding immediately prior to the Effective Time (as defined below) (other than certain shares held by FG) will be converted into 1.5 shares of FG common stock (the “FG Common Stock”).

On May 30, 2024, SGE and FG Holdings Québec Inc., a corporation existing under the laws of the Province of Québec which will, prior to the Business Combination (as defined below), be continued and converted to an unlimited liability company under the laws of the Province of British Columbia under the name “Fundamental Global Holdings BC ULC” (“FG Québec”), and 1483530 B.C. LTD, a newly formed subsidiary of FG Québec (“Subco”), entered into an Arrangement Agreement (the “Arrangement Agreement”) and Plan of Arrangement (the “Plan of Arrangement”), pursuant to which, commencing at the effective time of the Arrangement Agreement (the “Effective Time”), (i) the SGE Common Shares outstanding immediately prior to the Effective Time will be deemed to be transferred by the holders thereof to FG Québec in exchange for the arrangement consideration (“Arrangement Consideration”) consisting of FG Common Stock, (ii) SGE and Subco will be amalgamated and continue as one corporate entity (“Amalco”), and (iii) each SGE Common Share and Subco share held by FG Québec will be exchanged for one Common Share of Amalco. See the section titled “Arrangement Agreement and Plan of Arrangement” for more information.

If the Arrangement Agreement and Plan of Arrangement are adopted and the other transactions contemplated thereby are approved, including receipt of the final order of the Supreme Court of British Columbia (the “Court”) under Section 291 of the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time (the “BCBCA”) approving the Arrangement Agreement and Plan of Arrangement (collectively, the “Arrangement” or the “Business Combination”), (a) prior to the closing of the Business Combination (the “Closing”), the Arrangement Consideration will be deposited in escrow to be paid to SGE stockholders in accordance with the Arrangement Agreement, and (b) the convertible securities of SGE (collectively, the “SGE Convertible Securities”), including (i) the restricted share units, stock options, and other awards issued under the 2023 Share Compensation Plan of SGE (the “2023 Share Compensation Plan”) and (ii) the share purchase warrants granted by SGE to Landmark Studio Group LLC to purchase up to an aggregate of 150,000 SGE Common Shares (the “Landmark Warrant”) and to Think Equity to purchase up to an aggregate of 50,000 SGE Common Shares (the “Think Equity Warrants” and together with the Landmark Warrant the “Warrants”) outstanding prior to the Effective Time will be adjusted at the Effective Time to be exercisable for, or settled in, FG Common Stock.

The proposed Business Combination will create a combined organization with enhanced operational efficiencies. SGE is currently an indirect subsidiary of FG and its financial information is consolidated with FG’s financial information. Both FG and SGE believe the proposed Business Combination will eliminate significant duplicative costs and inefficiencies currently associated with operating two separate public companies. In addition, the proposed Business Combination is expected to streamline the operations and significantly reduce public company administrative costs and allow management to focus on executing operating plans and creating stockholder value. SGE, FG, and FG Québec also believe that the stockholders of each such entity will benefit from the Business Combination with talented management teams, similar core values and strong commitments to serving their customers and communities and creating long-term stockholder value.

After completion of the Arrangement, SGE will be a predecessor of, and continue as, Amalco but SGE Common Stock will be delisted from NYSE American and will be deregistered under the Exchange Act.

The SGE Meeting

SGE will hold a meeting of its stockholders (the “SGE Stockholder Meeting”) to vote on the proposals necessary to approve the Business Combination and certain other matters.

At the SGE Stockholder Meeting, which will be held at 108 Gateway Blvd, Suite 204 Mooresville, NC 28117 on September 17, 2024, at 10:00 a.m., Eastern Time, unless postponed or adjourned to a later date, SGE will ask its stockholders to: (i) approve the Arrangement Agreement and Plan of Arrangement and the related transactions, thereby approving the Business Combination, (ii) elect directors, (iii) ratify the selection of independent registered public accounting firm, and (iv) consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof. To participate in the meeting, a SGE stockholder of record will need the 12-digit control number included on such stockholder’s proxy card or instructions that accompanied such stockholder’s proxy materials. If a SGE stockholder holds his, her or its shares in “street name,” which means his, her or its shares are held of record by a broker, bank or other nominee, such SGE stockholder should contact his, her or its broker, bank or nominee to ensure that votes related to the shares he, she or it beneficially owns are properly counted. In this regard, such SGE stockholder must provide the record holder of his, her or its shares with instructions on how to vote his, her or its shares or, if such SGE stockholder wishes to attend the SGE Stockholder Meeting and vote in person, obtain a proxy from his, her or its broker, bank or nominee.

Each of the following securities of FG are currently publicly traded on the Nasdaq Stock Market LLC (“Nasdaq”): (i) each share of FG Common Stock under the trading symbol “FGF” and (ii) each share of Series A 8.00% Cumulative Preferred Stock of FG, $25.00 par value per share under the trading symbol “FGFPP” (the “FG Series A Preferred”). Each SGE Common Share is currently publicly traded on the NYSE American (“NYSE”) under the trading symbol “SGE.”

You may request a copy of this joint proxy statement/prospectus and any of the documents or other information filed with the SEC by FG or SGE, as applicable, without charge, by written or telephonic request directed to the appropriate company at the proxy solicitor contacts below. In order for you to receive timely delivery of the documents in advance of the meeting, you must request the information no later than September 10, 2024.

If you have any questions or need assistance with voting your shares of SGE Common Shares, please contact IR@strong-entertainment.com. or at 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117 or (704) 471-6784. The accompanying joint proxy statement/prospectus and the notice of the SGE Stockholder Meeting will be available at www.strong-entertainment.com.

SGE stockholders should keep in mind that FG’s and SGE’s directors and officers may have interests in the Business Combination that are different from or in addition to, or may conflict with, their interests as an FG stockholder or SGE stockholder. Stockholders should review the section titled “Interests of FGH’s and SGE’s Directors and Executive Officers in the Arrangement” on page 11 for additional information.

The accompanying joint proxy statement/prospectus provides you with detailed information about the Business Combination and other matters to be considered at the SGE Stockholder Meeting. We urge you to carefully read the entire accompanying joint proxy statement/prospectus, including the financial statements and all annexes attached hereto and other documents referred to therein.

IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 18 OF THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR CANADIAN PROVINCIAL SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The accompanying joint proxy statement/prospectus is dated August 12, 2024, and is first being mailed to securityholders of SGE on or about August 15, 2024.

Strong Global Entertainment, Inc.

NOTICE OF MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a meeting of the Stockholders (the “SGE Stockholder Meeting”) of Strong Global Entertainment, Inc. (“SGE”) will be held at 108 Gateway Blvd, Suite 204 Mooresville, NC 28117 on September 17, 2024 at 10:00 a.m. (Eastern time), to:

1.	approve the Arrangement Agreement and Plan of Arrangement and the related transactions, thereby approving the Business Combination;
2.	receive the audited financial statements of SGE for the fiscal year ended December 31, 2023, together with the report of the independent registered public accounting firm therein;
3.	fix the number of directors at five;
4.	elect the SGE directors for the ensuing year;
5.	ratify the appointment of Haskell & White LLP (the “SGE Auditor”) as auditor for the ensuing year and to authorize the directors of SGE to fix their remuneration; and
6.	consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Assuming consummation of the Business Combination, the results of Proposals 3, 4 and 5 above relating to annual stockholder meeting matters will be irrelevant as SGE will become a wholly owned indirect subsidiary of FG and will no longer operate as an independent company following the closing of the Business Combination.

Only stockholders of record as of the close of business on August 12, 2024 are entitled to notice of, and to vote at, the SGE Stockholder Meeting either in person or by proxy. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the meeting and vote in person.

The Contents of this notice of meeting and its mailing to the stockholders have been authorized by the SGE Board of Directors.

Sincerely,

/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer
Strong Global Entertainment, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 17, 2024:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about August 15, 2024, and the Company’s Proxy Statement for the SGE Stockholder Meeting and Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this joint proxy statement/prospectus constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of FG and SGE with respect to, among other things, the plans, strategies and prospects, both business and financial, of FG and SGE.

These statements are based on the beliefs and assumptions of the management of FG and SGE. Likewise, the financial statements included herein and all of the statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “projects,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect FG’s and SGE’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Neither FG nor SGE can guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	the ability of FG, FG Québec and SGE prior to the Business Combination to meet the conditions to closing of the Business Combination, including approval by the Court and by the stockholders of SGE of the Business Combination;
●	the ability of the combined company following the Business Combination, to realize the benefits from the Business Combination;
●	changes in the market price of FG Common Stock after the Business Combination, which may be affected by factors different from those currently affecting the price of shares of FG Common Stock;
●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement;
●	the ability of SGE to obtain the Interim Order and the Final Order;
●	the ability of FG to maintain the listing of the FG Common Stock on Nasdaq following the Business Combination;
●	future financial performance following the Business Combination;
●	the impact from the outcome of any known and unknown litigation;
●	the ability of the combined company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses;
●	expectations regarding future expenditures of the combined company following the Business Combination;
●	the future mix of revenue and effect on gross margins of the combined company following the Business Combination;
●	changes in interest rates or rates of inflation;
●	the attraction and retention of qualified directors, officers, employees and key personnel of the combined company following the Business Combination;
●	the ability of the combined company to compete effectively in multiple competitive industries;
●	the ability to protect and enhance FG’s corporate reputation and brand across industries;
●	expectations concerning the relationships and actions of FG’s affiliates with third parties;
●	the impact from future regulatory, judicial and legislative changes in the multiple industries in which the combined company will operate;
●	intense competition and competitive pressures from other companies in the industries in which the combined company will operate;
●	the financial and other interests of the FG Board of Directors and SGE Board of Directors, which may have influenced such boards’ decision to approve the Business Combination;
●	the volatility of the market price and liquidity of the FG Common Stock and other securities of FG; and
●	other factors detailed under the section titled “Risk Factors.”

While forward-looking statements reflect FG’s and SGE’s good faith beliefs, they are not guarantees of future performance. FG and SGE disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other risks and uncertainties, please see the section titled “Risk Factors” below. You should not place undue reliance on any forward-looking statements, which are based only on information available to FG and SGE (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS

The following are some questions that you may have about the Business Combination and the SGE Stockholders Meeting, and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement/prospectus because the information in this section does not provide all of the information that might be important to you. Additional important information is also contained in the documents filed with the SEC. See the section entitled “Where You Can Find More Information” beginning on page 112.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving these materials?

At the SGE Stockholder Meeting, holders of SGE Common Stock will act upon the matters described in the notice of meeting accompanying this proxy statement/prospectus, including the Business Combination. You are receiving this proxy statement/prospectus because you held shares of SGE Common Stock at the close of business on August 12, 2024 (the “Record Date”), and the Board of Directors of SGE (the “SGE Board of Directors” or “SGE Board”) is soliciting your proxy to vote at the SGE Stockholder Meeting. You are invited to attend the SGE Stockholder Meeting to vote on the proposals; however, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this proxy statement/prospectus, and the proxy card for stockholders of record were distributed beginning on or about August 15, 2024, and are available at www.proxyvote.com.

Who is entitled to vote?

Stockholders of record at the close of business on Record Date are entitled to vote in person or by proxy at the SGE Stockholder Meeting. As of the Record Date, 7,918,285 shares of SGE Common Stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the SGE Stockholder Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the SGE Stockholder Meeting.

Who can attend the SGE Stockholder Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the SGE Stockholder Meeting. Appointing a proxy will not affect a stockholder’s right to attend the SGE Stockholder Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the SGE Stockholder Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with SGE’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by SGE. You may vote by ballot at the SGE Stockholder Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet. If your shares are held for you by a broker, bank or other nominee in street name, then you are not a stockholder of record. Rather, the broker, bank, or other nominee is the stockholder of record, and you are the “beneficial owner” of shares. In such case, you should follow the voting instructions provided to you by such broker, bank, or other nominee. If you are a beneficial owner of shares and wish to vote in person at the SGE Stockholder Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank, or other nominee).

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What constitutes a quorum?

Two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting, present in person or represented by proxy, are required in order to hold the SGE Stockholder Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, they will not be considered as votes cast for or against a proposal. Once a share is represented at the SGE Stockholder Meeting, it will be deemed present for quorum purposes throughout the SGE Stockholder Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purpose of the SGE Stockholder Meeting is to: (i) approve the Arrangement Agreement and Plan of Arrangement and the related transactions, thereby approving the Business Combination; (ii) receive the audited financial statements of SGE for the fiscal year ended December 31, 2023 and the report of the auditors thereon; (iii) fix the number of directors at five; (iv) elect the SGE directors for the ensuing year; (v) ratify the appointment of Haskell & White LLP (the “SGE Auditor”) as independent registered public accounting firm for the ensuing year; and (vi) consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Assuming consummation of the Business Combination, Proposals (ii), (iii), and (iv) above relating to annual stockholder meeting matters will be irrelevant as SGE will become a wholly owned indirect subsidiary of FG and will no longer operate as an independent company following the closing of the Business Combination.

How do I vote?

If you are a holder of record, you can vote either in person at the SGE Stockholder Meeting or by proxy without attending the SGE Stockholder Meeting. We urge you to vote by proxy even if you plan to attend the SGE Stockholder Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on September 16, 2024. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.
●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the SGE Stockholder Meeting to be counted.

The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

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What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of SGE, at 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117, that bears a later date than the date of the proxy you want to revoke and is received prior to the SGE Stockholder Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on September 16, 2024, or by mail that is received prior to the SGE Stockholder Meeting, or (iii) attending the SGE Stockholder Meeting (or, if the SGE Stockholder Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the SGE Stockholder Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank, or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the SGE Stockholder Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the SGE Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the SGE Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, the SGE Board did not know of any other matter to be raised at the SGE Stockholder Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the SGE Stockholder Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter,” the broker, bank or other nominee will inform the inspector of election for the SGE Stockholder Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the approval of the Arrangement and Plan of Arrangement and Proposal 4 election of directors are “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1 and 4.

We believe that Proposal 2 concerning the reception of audited financial statement of SGE for the fiscal year ended December 31, 2023, Proposal 3 concerning fixing the number of directors, and Proposal 5 concerning the ratification of the appointment of Haskell & White LLP as SGE’s independent registered public accounting firm for the year ending December 31, 2024, are considered “routine” matters under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters except Proposal 2, which does not require a vote, and there will be no broker non-votes in connection with Proposals 3 and 5. However, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If NYSE disagrees with our conclusions regarding whether a matter is routine or not, we will communicate such information to you pursuant to a Current Report on Form 8-K.

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What vote is required to approve each item? How will abstentions and broker non-votes be counted?

With respect to Proposal 1, consideration and approval of the Arrangement Agreement and Plan of Arrangement, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of two-thirds (2/3) of the votes properly cast at the SGE Stockholder Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 1 and will have no effect on the outcome of the proposal.

No vote is required with respect to Proposal 2. Any questions regarding the SGE financial statements may be brought forward at the SGE Stockholder Meeting.

With respect to Proposal 3, fixing the number of directors of SGE’s Board of Directors, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the SGE Stockholder Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

As to Proposal 4, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires an affirmative vote of a plurality of the votes properly cast on the election of directors at the SGE Stockholder Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 4, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 5, ratification of Haskell & White LLP as SGE’s independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the SGE Stockholder Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR” all of the matters to be presented for approval at the SGE Stockholder Meeting.

As of the date of this proxy statement/prospectus, it is expected that FG, which is the indirect holder of approximately 76% of SGE Common Stock, and certain SGE directors and officers will vote “FOR” approval of Proposals 1, 3, 4 and 5.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

SGE will pay the expenses of soliciting proxies. Proxies may be solicited on SGE’s behalf by SGE’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. SGE does not compensate such persons for soliciting proxies. SGE has requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and has agreed to reimburse those institutions for their out-of-pocket expenses.

What will happen in the Arrangement?

In the Arrangement, commencing at the Effective Time, (i) the SGE Common Shares outstanding immediately prior to the Effective Time will be deemed to be transferred by the holders thereof to FG Québec in exchange for the Arrangement Consideration consisting of FG Common Stock; (ii) SGE and Subco will be amalgamated and continue as Amalco, and (iii) each SGE Common Share and Subco share held by FG Québec will be exchanged for one Common Share of Amalco. After completion of the Arrangement, SGE will become an indirect wholly owned subsidiary of FG and SGE Common Stock will be delisted from NYSE American and will be deregistered under the Exchange Act. See the section titled “Arrangement Agreement and Plan of Arrangement” for more information.

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What will SGE stockholders receive in the Arrangement?

In the Arrangement, SGE stockholders will receive 1.5 shares of FG Common Stock for each share of SGE Common Stock held immediately prior to the completion of the Arrangement (other than certain shares held by FG). No fractional shares of FG Common Stock will be issued in connection with the Arrangement. With respect to each SGE stockholder, the Arrangement Consideration to which such SGE stockholder is entitled will be rounded up to the nearest whole share of FG Common Stock. Based on the closing price of FG Common Stock on Nasdaq on May 30, 2024, the last trading day before public announcement of the Arrangement, of $ 1.15, the exchange ratio represented approximately $1.725 in value for each share of SGE Common Stock. Based on the closing price of FG Common Stock on Nasdaq on August 9, 2024, the last practicable trading day before the date of the accompanying joint proxy statement/prospectus, of $0.97, the exchange ratio represented approximately $1.455 in value for each share of SGE Common Stock. The value of FG Common Stock at the time of completion of the Arrangement could be greater than, less than or the same as the value of FG Common Stock on the date of the accompanying joint proxy statement/prospectus. We urge you to obtain current market quotations of FG Common Stock (trading symbol “FGF”) and SGE Common Stock (trading symbol “SGE”).

Will the value of the Arrangement Consideration change between the date of this Proxy Statement and the time the Arrangement is completed?

Yes. Although the number of shares of FG Common Stock that SGE stockholders will receive is fixed, the value of the Arrangement Consideration will fluctuate between the date of this Proxy Statement and the completion of the Arrangement based upon the market value for FG Common Stock. Any fluctuation in the market price of FG Common Stock after the date of this Proxy Statement will change the value of the shares of FG Common Stock that SGE stockholders will receive. Neither FG nor SGE is permitted to terminate the Arrangement as a result, in and of itself, of any increase or decrease in the market price of FG Common Stock or SGE Common Stock.

How will the Arrangement affect SGE equity awards?

All outstanding equity awards and other SGE Convertible Securities will be converted into the right to receive shares of FG Common Stock consistent with the exchange ratio established under the Arrangement Agreement.

Was a third-party valuation or fairness opinion obtained in connection with the transactions contemplated under the Arrangement Agreement?

Yes. Intrinsic, LLC provided an opinion on the fairness from a financial point of view of the holders of SGE Common Stock of the exchange ratio and Arrangement Consideration. The fairness opinion dated May 30, 2024, provided by Intrinsic is attached hereto as Annex B.

Are SGE stockholders entitled to appraisal or dissent rights?

Yes. SGE stockholders are entitled to dissent rights under the BACA. For more information, see the section entitled “Dissent Rights” beginning on page 109.

Are there any risks that I should consider in deciding whether to approve the Business Combination?

Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 18.

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What are the material U.S. federal income tax consequences of the Arrangement to SGE stockholders?

For U.S. federal income tax purposes, the Business Combination will (i) be treated as a single integrated transaction and (ii) qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

A holder of SGE Common Shares will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of such holder’s SGE Common Shares for shares of FG Common Stock in the Business Combination.

For a more complete discussion of the material U.S. federal income tax consequences of the Arrangement, see the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 104.

When is the Business Combination expected to be completed?

FG and SGE expect the Business Combination to close in the third quarter of 2024. However, neither FG nor SGE can predict the actual date on which the Business Combination will be completed, or if the Business Combination will be completed at all, because completion is subject to conditions and factors outside the control of both companies.

What happens if the Business Combination is not completed?

If the Business Combination is not completed, SGE stockholders will not receive any consideration for their shares of SGE Common Stock. Instead, SGE will remain an independent public company, SGE Common Stock will continue to be listed on the NYSE American, and FG will not complete the issuance of shares of FG Common Stock pursuant to the Plan of Arrangement.

Who can help answer my questions?

If you have any questions about the Business Combination or other matters being submitted for SGE stockholder approval, or how to submit your proxy, or if you need additional copies of this document or the enclosed proxy card, you should contact SGE’s investor relations team at IR@strong-entertainment.com. or at 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117 or (704) 471-6784.

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SUMMARY OF THE JOINT PROXY STATEMENT/PROSPECTUS

This summary, together with the section titled “Questions and Answers,” summarizes certain information contained in this joint proxy statement/prospectus and may not contain all of the information that is important to you. To better understand the Business Combination and other proposals to be considered at the Meetings, you should read this entire joint proxy statement/prospectus carefully, including the annexes. See also the section titled “Where You Can Find More Information.”

The Parties to the Business Combination

Fundamental Global Inc.

FG and its subsidiaries engage in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services. On December 9, 2022, FG completed its reincorporation from a Delaware corporation to a Nevada corporation. On February 29, 2024, FG’s predecessor, FG Financial Group, Inc., merged with FG Group Holdings Inc. in an all-stock transaction pursuant to which each holder of FG Group Holdings Inc. received one share of common stock of FG Financial Group, Inc. and the resulting company changed its name to Fundamental Global. The FG Common Stock and FG Series A Preferred are currently listed on Nasdaq under the symbols “FGF” and “FGFPP,” respectively. The address of FG’s principal executive offices is 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117, and its telephone number is (704)-323-6851.

FG Holdings Québec Inc.

FG Québec (formerly Strong/MDI Screen Systems, Inc.) is a corporation existing under the laws of the Province of Québec and a wholly owned subsidiary of FG Group LLC, a Nevada limited liability company, which is a wholly owned subsidiary of FG. FG Québec currently owns 6,000,000 SGE Common Shares, representing approximately 76% of the issued and outstanding SGE Common Shares. Prior to the Business Combination, FG Québec will be converted into an unlimited liability company under the laws of the Province of British Columbia under the name “Fundamental Global Holdings BC ULC.”

Strong Global Entertainment, Inc.

SGE is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. SGE manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions and similar venues. In addition to traditional projection screens, SGE manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions and simulation applications. SGE also provides maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States. SGE was incorporated on November 9, 2021, under the BCBCA. The address of SGE’s principal executive offices is 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117, and its telephone number is (704) 471-6784.

Prior to the Arrangement Agreement, FG owns approximately 76% of the outstanding common shares of SGE. Following the Business Combination, FG will own 100% of the outstanding common shares of SGE.

The diagram below depicts a simplified version of our current organizational structure prior to the Business Combination.

Fundamental Global Inc
(Nevada)
100%
100%
100%
100%
FG Management Solutions LLC
FG Merchant Partners, GP, LLC
FG Reinsurance Holdings, LLC
FG Group LLC
100%
FG Holdings Quebec, Inc.
Public Shareholders
76%
24%
Strong Global Entertainment, Inc.
(BC)
100%
100%
Strong MDI Screen Systems, Inc.
Strong Technical Systems, Inc.

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The diagram below depicts a simplified version of our organizational structure giving effect to the Business Combination, highlighting the changes that will result from the Business Combination which is the change in ownership of Strong Global Entertainment, Inc. from 76% to 100%.

Fundamental Global Inc
(Nevada)
100%
100%
100%
100%
FG Management Solutions LLC
FG Merchant Partners, GP, LLC
FG Reinsurance Holdings, LLC
FG Group LLC
100%
FG Holdings Quebec, Inc.
100%
Strong Global Entertainment, Inc.
(BC)
100%
100%
Strong MDI Screen Systems, Inc.
Strong Technical Systems, Inc.

Following the Business Combination, FG will continue to conduct business through its three segments including reinsurance, asset management, which includes merchant banking services, and SGE which includes manufacturing and managed services to cinemas and entertainment venues. We are continuing to evaluate all of our business operations and evaluate the allocation of resources and management to those segments.

The combined company’s assets attributed to each segment as of March 31, 2024 were approximately 35% to reinsurance, 35% to asset management and merchant banking and 19% to SGE. For the three months ended March 31, 2024, FG reported segment revenues of $0.3 million from reinsurance, a $2.9 million net investment loss from asset management and merchant banking, and revenues of $11.1 million from SGE. Following the Business Combination, FG will hold 100% ownership of SGE, increased from the current 76% ownership level.

We plan to continue to manage the businesses as three separate operating segments following the Business Combination and believe we will realize benefits of focusing management resources on the business rather than maintaining multiple public companies. We intend to streamline and reduce overall corporate level operating expense and eliminate areas of duplicate public company cost. The primary areas of cost related to maintaining SGE as a separate public company include having separate boards of directors, separate D&O and related insurance coverages, separate national stock exchange listings, separate periodic SEC reporting and compliance. We intend to eliminate the board of directors and rationalize management costs at the SGE level and reduce incremental costs related to separate PCAOB audits, annual general meetings, stock exchange listings, periodic reports to the SEC, legal compliance, and investor relations. Management estimates the total cost of maintaining SGE as a separate standalone public company to be approximately $2.0 million on an annual basis. Management has not finalized all aspects of its future business plans and cost reduction initiatives and cannot provide assurance as to the magnitude of cost savings that will be realized, or provide assurance that other areas of cost from the Business Combination and from operating the businesses will not offset potential savings in the future.

The Arrangement Agreement

See the section titled “Arrangement Agreement and Plan of Arrangement.”

Pursuant to the Arrangement Agreement and Plan of Arrangement, commencing at the Effective Time of the Arrangement Agreement, (i) the SGE Common Shares outstanding immediately prior to the Effective Time will be deemed to be transferred by the holders thereof to FG Québec in exchange for the Arrangement Consideration consisting of 1.5 shares of FG Common Stock for each share of SGE Common Stock (ii) SGE and Subco will be amalgamated and continue as one corporate entity, Amalco, and (iii) each SGE Common Share and Subco share held by FG Québec will be exchanged for one Common Share of Amalco. Following the closing, SGE will cease to exist and SGE Common Stock will be delisted from NYSE American and deregistered under the Exchange Act.

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Expected Timing of Business Combination

FG and SGE expect the Business Combination to close in the third quarter of 2024. However, neither FG nor SGE can predict the actual date on which the Business Combination will be completed, or if the Business Combination will be completed at all, because completion is subject to conditions and factors outside the control of both companies.

Treatment of Equity Awards

All outstanding equity awards will be converted into the right to receive shares of FG Common Stock consistent with the exchange ratio established under the Arrangement Agreement. The timing of issuance of the FG equity awards in exchange for the SGE equity awards will be determined by the compensation committee of FG.

Accounting Treatment of Business Combination

The combination with SGE is an acquisition of the non-controlling interests of a consolidated subsidiary of FG and will be accounted for as an equity transaction in accordance with ASC 810-10-45-22 through ASC 810-10-45-24. The carrying amount of the non-controlling interest will be adjusted to reflect the change in ownership interest in SGE. Any difference between the amount by which the non-controlling interest is adjusted and the fair value of the consideration paid or received will be recognized in equity/APIC and attributed to the equity holders of the parent in accordance with ASC 810-10-45-23.

Material U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, SGE and FG Québec intend that the Business Combination will (i) be treated as a single integrated transaction and (ii) qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

A holder of SGE Common Shares will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of such holder’s SGE Common Shares for shares of FG Common Stock in the Business Combination.

The discussion of U.S. federal income tax consequences of the Business Combination contained in this joint proxy statement/prospectus is intended to provide only a general summary and is not a complete analysis or description of all potential U.S. federal income tax consequences of the Business Combination. The discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address the effects of any non-U.S., state, or local tax laws.

For a more complete discussion of the material U.S. federal income tax consequences of the Business Combination, see the section titled “Material U.S. Federal Income Tax Consequences” beginning on page 104.

Material Differences in Securityholder Rights

If the Business Combination is completed, SGE stockholders will receive shares of FG Common Stock and they will cease to be stockholders of SGE. FG is organized under the laws of the State of Nevada. SGE is organized under the laws of the province of British Columbia. A summary of the material differences between (1) the current rights of FG Stockholders under Nevada law and the FG’s governing documents and (2) the current rights of holders of SGE Stockholders under British Columbian law and SGE’s governing documents is included in the section titled “Comparison of Rights of FG Stockholders and SGE Stockholders” beginning on page 88.

Directors and Executive Officers

Upon consummation of the Business Combination, SGE stockholders will be stockholders of FG. It is anticipated that the current executive officers and directors of FG will remain the same, except that Todd Major, who currently serves as the CFO of SGE (and formerly served as the CFO of FG Group Holdings Inc prior to its merger with FG), is expected to serve as an Executive Officer and as the Chief Accounting Officer and Principal Accounting Officer of FG.

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FG’s Reasons for the Business Combination

In reaching its decision to adopt and approve the Business Combination, the Special Committee of the FG Board of Directors and the FG Board evaluated the Arrangement Agreement, Plan of Arrangement, and the other contemplated transactions in consultation with FG’s management, as well as FG’s advisors, and considered a number of factors. The management of FG and the FG Board, after careful study and evaluation of the economic, financial, legal and other factors, and upon recommendation by the Special Committee of the FG Board, believe the Business Combination could provide FG with reduced compliance and overhead costs, enhanced focus on activities with attractive returns, and an increased opportunity for profitable expansion of its business, which in turn should benefit FG stockholders. For a more detailed discussion of FG’s reasons for the Business Combination, see the section titled “Arrangement Agreement and Plan of Arrangement – FG’s Reasons for the Business Combination” beginning on page 72.

SGE’s Reasons for the Business Combination; Recommendation of the SGE Board of Directors

The SGE Board recommends that the SGE stockholders approve the Business Combination and adopt and approve the Arrangement Agreement, Plan of Arrangement and the other contemplated transactions, as well as the other matters being submitted for approval by the SGE stockholders. The Special Committee of the SGE Board of Directors and the SGE Board believe the Arrangement Consideration to SGE stockholders is fair, advisable and in the best interests of SGE and its stockholders. The management of SGE and the SGE Board, after careful study and evaluation of the economic, financial, legal and other factors, and upon recommendation by the Special Committee of the SGE Board, believe the Business Combination could provide SGE with reduced compliance and overhead costs, and an increased opportunity for profitable expansion of its business, which in turn should benefit SGE stockholders who become stockholders of FG. For a more detailed discussion of SGE’s reasons for the Business Combination and the SGE Board of Directors’ recommendation, see the section titled “The Business Combination-SGE’s Reasons for the Business Combination; Recommendation of the SGE Board of Directors” beginning on page 11.

Dissent Rights

SGE stockholders are entitled to dissent rights under the BACA. For more information, see the section titled “Dissent Rights” beginning on page 109.

Interests of SGE’s Directors and Executive Officers in the Business Combination

When SGE stockholders consider the recommendation of the SGE Board of Directors in favor of the Business Combination and other proposals being submitted to SGE stockholder, SGE stockholders should keep in mind that SGE directors and officers may have interests in the Business Combination that may be different from or in addition to (and which may conflict with) their interests. Please see the sections titled “Risk Factors” and “Certain Relationships and Related Person Transactions” of this joint proxy statement/prospectus for a further discussion of these interests and other risks.

Opinion of SGE’s Financial Advisor

SGE engaged Intrinsic, LLC as financial advisor to SGE in connection with the Business Combination. In connection with this engagement, Intrinsic, LLC delivered a written opinion, dated May 30, 2024, to the SGE Board of Directors (the “Fairness Opinion”), to the effect that, as of the date of the Fairness Opinion and based upon and subject to the assumptions, conditions and limitations set forth therein, the Business Combination is fair to the holders of SGE Common Shares from a financial point of view.

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The full text of the Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the Fairness Opinion, is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference. The description of the Fairness Opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by the full text of such Fairness Opinion. The Fairness Opinion was provided for the use and benefit of the SGE Board of Directors (in its capacity as such and not in any other capacity) in its evaluation of the Business Combination (and, in its engagement letter, Intrinsic, LLC provided its consent to the inclusion of the text of the Fairness Opinion as part of this joint proxy statement/prospectus). The members of the SGE Board of Directors considered a wide variety of factors in connection with their evaluation of the Business Combination, including the Fairness Opinion. Intrinsic, LLC’s only opinion is the formal written opinion Intrinsic, LLC has expressed as to whether, as of the date of such opinion, the Business Combination is fair to the holders of SGE Common Shares from a financial point of view.

The Fairness Opinion does not constitute a recommendation to proceed with the Business Combination. The Fairness Opinion did not address any other aspect or implications of the Business Combination and the Fairness Opinion does not constitute an opinion, advice or recommendation as to how any securityholder of SGE should vote at the Meetings. In addition, the Fairness Opinion did not in any manner address the prices at which the securities of FG would trade following the consummation of the Business Combination or at any time.

Emerging Growth Company

SGE is currently an “emerging growth company,” as defined in the Securities Act, as modified by the Jumpstart Our Business Startups Act (“JOBS Act”). SGE has taken advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in SGE’s periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, stockholders of SGE may not have access to certain information they may deem important.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. SGE has not elected to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, SGE, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of SGE financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

Recent Developments

On April 16, 2024, FG completed the sale of its Digital Ignition building and wholly owned subsidiary for proceeds of $6.5 million. FG received approximately $1.3 million in net cash proceeds, after payment of closing costs and repayment of the $4.9 million real estate loan at closing. In connection with the sale of the land and building, FG recorded a non-cash impairment charge of approximately $1.4 million to adjust the carrying value of the assets to the fair market value less costs to sell.

On May 3, 2024, SGE entered into an agreement to transfer its Strong/MDI subsidiary to FG Acquisition Corp, a special purpose acquisition company (“FGAC”). If the MDI acquisition by FGAC successfully closes, SGE would receive: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any, (ii) preferred shares of FGAC with an initial preferred share redemption amount of $9.0 million, and (iii) common shares of FGAC equal to (a) $30 million (as adjusted pursuant to the MDI acquisition agreement) minus (x) the cash consideration and (y) the preferred shares, divided by (b) $10.00. If the MDI acquisition does not close, SGE would continue to own and operate its Strong/MDI subsidiary. Additional information regarding the Strong/MDI transaction is provided in the section titled, “Certain Relationships and Related Person Transactions – MDI Acquisition.”

Risk Factors

In evaluating the Plan of Arrangement and the Arrangement, including the issuance of shares of FG Common Stock in the Arrangement, you should carefully read this joint proxy statement/prospectus and give special consideration to the factors discussed in the section entitled “Risk Factors” beginning on page 18 of this joint proxy statement/prospectus. Please see the section entitled “Where You Can Find More Information” beginning on page 112 of this joint proxy statement/prospectus for the location of more information.

Holders

As of the Record Date, there were 107 holders of record of FG Common Stock, one holder of record of FG Series A Preferred and 34 holders of record of SGE Common Shares. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose FG Common Stock, FG Series A Preferred and SGE Common Shares are held of record by banks, brokers and other financial institutions.

Dividend Policy

FG has not paid any cash dividends on its FG Common Stock to date and does not intend to pay cash dividends prior to or following the completion of the Business Combination. FG has 894,580 shares of FG 8.00% Cumulative Preferred Stock outstanding which FG pays dividends quarterly.

SGE has not paid any cash dividends on its SGE Common Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination.

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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On May 31, 2024, FG and SGE entered into the Arrangement Agreement that will result in FG acquiring the remaining 24% noncontrolling interest in SGE, which is and has been a consolidated subsidiary of FG. The transaction will result in FG issuing approximately 2.9 million common shares in exchange for the 1.9 million shares of SGE not already owned by FG.

Prior to the Arrangement Agreement, FG owned approximately 76% of the outstanding common shares of SGE and consolidates SGE in its historical consolidated financial statements. Because the results of SGE are already included in the consolidated financial statements of FG, the only two adjustments to the historical financial statements are to reclassify the noncontrolling interest within equity in the balance sheet and the income attributable to noncontrolling interest holders in the income statement. Therefore, the pro forma financial information is presented in a narrative format with the effects described in the following paragraphs.

The pro forma consolidated balance sheet as of March 31, 2024 gives effect to the transaction as if it had been completed on March 31, 2024. The pro forma consolidated balance sheet would reflect an adjustment to eliminate the noncontrolling interest balance of $1.8 million and increase Common Stock and Additional Paid In Capital by a like amount. There would be no changes to total assets, total liabilities or total shareholders’ equity.

The pro forma consolidated income statement for the three months ended March 31, 2024 gives effect to the transaction as if the transaction had occurred on January 1, 2024. The pro forma consolidated statement of operations would reflect an adjustment to reclassify the net loss attributable to noncontrolling interests of $17 thousand to net loss attributable to controlling interests. Pro forma net loss attributable to controlling interests would have changed by $17 thousand to $4.4 million for the three months ended March 31, 2024. Pro forma basic and diluted loss per common share would have been unchanged for the three months ended March 31, 2024.

The pro forma consolidated income statement for the year ended December 31, 2023 gives effect to the transaction as if the transaction had occurred on January 1, 2023. The pro forma consolidated statement of operations would reflect an adjustment to reclassify the net loss attributable to noncontrolling interests of $564 thousand to net loss attributable to controlling interests. Pro forma net loss attributable to controlling interests would have been increased from $14.1 million to $14.6 million for the year ended December 31, 2023. Pro forma basic and diluted loss per common share would have changed by $0.03 per share for the year ended December 31, 2023.

BUSINESS

FUNDAMENTAL GLOBAL INC.

The words “we”, “us”, “our” or “the Company” refers to FG when used in the business overview section below.

Overview

FG, formerly known as FG Financial Group, Inc., is engaged in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services. As of March 31, 2024, Fundamental Global GP, LLC (“FGGP”) and its affiliated entities collectively beneficially owned approximately 28.3% of our common stock. D. Kyle Cerminara, our Chief Executive Officer and the Chairman of our Board of Directors, serves as Chief Executive Officer, Co-Founder and Partner of FGGP.

Reincorporation and Merger

We were incorporated on October 2, 2012 in the State of Delaware under the name Maison Insurance Holdings, Inc., changed our name to 1347 Property Insurance Holdings, Inc. on November 19, 2013, and changed our name to FG Financial Group, Inc. on December 14, 2020.

Effective on December 9, 2022, the Company completed its reincorporation from a Delaware corporation to a Nevada corporation (the “Reincorporation”). Other than the change in the state of incorporation, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s employees, including the Company’s management.

On February 29, 2024, FGF and FG Group Holdings Inc. a Nevada corporation (“FGH”) completed a merger transaction pursuant to the Plan of Merger, dated as of January 3, 2024, by and among FGF, FGH and FG Group LLC, a Nevada limited liability company and wholly owned subsidiary of FGF (the “Merger Sub”). Pursuant to the terms of the Merger Agreement and in accordance with the Nevada Revised Statutes, FGH merged with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving entity and wholly owned subsidiary of FGF. Following the Merger, on February 29, 2024, the Company amended its Amended and Restated Articles of Incorporation to change its name to Fundamental Global Inc.

Business Segments

The Company conducts business through its three reportable segments including reinsurance, asset management, which included merchant banking services, and Strong Global Entertainment which includes manufacturing and managed services to cinemas and entertainment venues. The operating segments are determined based on the business activities, and reflect the manner in which financial information is currently evaluated by management.

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Reinsurance

The Company’s wholly owned reinsurance subsidiary, FGRe, a Cayman Islands limited liability company, provides specialty property and casualty reinsurance. FGRe has been granted a Class B (iii) insurer license in accordance with the terms of The Insurance Act (as revised) of the Cayman Islands and underlying regulations thereto and is subject to regulation by the Cayman Islands Monetary Authority (the “Authority”). The terms of the license require advance approval from the Authority should FGRe wish to enter into any reinsurance agreements which are not fully collateralized.

As of March 31, 2024, the Company had eight active reinsurance contracts, including participating in a Funds at Lloyds (“FAL”) syndicate covering risks written by the syndicate during the 2021, 2022 and 2023 calendar years.

Asset Management

On December 21, 2020, we formed FG Management Solutions LLC (“FGMS”), formerly known as FG SPAC Solutions, LLC, a Delaware company, to facilitate the launch of our “SPAC Platform.” Under the SPAC Platform, we provide various strategic, administrative, and regulatory support services to newly formed SPACs for a monthly fee. Additionally, the Company co-founded a partnership, FG Merchant Partners, LP (“FGMP”), formerly known as FG SPAC Partners, LP, to participate as a co-sponsor for newly formed SPACs.

In the third quarter of 2022, the Company announced the expansion of its growth strategy through the formation of a merchant banking division.

In the fourth quarter of 2022, the Company invested $2.0 million into its first merchant banking project, FG Communities, Inc. (“FGC”). FGC is a self-managed real estate company focused on a growing portfolio of manufactured housing communities which are owned and operated by FGC.

Strong Global Entertainment

FG is an indirect holder of 76% of SGE’s common shares and SGE is a consolidated subsidiary of FG. Refer to the section titled “Strong Global Entertainment, Inc” for a description of SGE’s business.

Other

The Company owned and operated its Digital Ignition technology incubator and co-working facility in Alpharetta, Georgia. During the first quarter of 2024, the Company’s board authorized the sale of Digital Ignition and on April 16, 2024, the Company completed the sale of the Digital Ignition building and wholly owned subsidiary for proceeds of $6.5 million. Subsequent to March 31, 2024, the Company received approximately $1.3 million in cash, after payment of closing costs and repayment of debt at closing. In connection with the sale of the land and building, the Company recorded a non-cash impairment charge of approximately $1.4 million during the three months ended March 31, 2024 to adjust the carrying value of the assets to the fair market value less costs to sell.

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Employees

We employed 205 persons (which includes 199 employees at SGE) at December 31, 2023, 204 of which were full-time. Of these employees, 94 positions were considered manufacturing or operational, 60 were service related and 51 were considered sales and administrative. We are not a party to any collective bargaining agreement.

Website

Our corporate website is www.fundamentalglobal.com. A copy of our Code of Ethics can be found in the Governance Documents section of our website. Information contained at the website is not a part of this report.

STRONG GLOBAL ENTERTAINMENT, INC.

The words “we”, “us”, “our” or “the Company” refers to SGE when used in the business overview section below.

Overview

SGE is a consolidated subsidiary of FG and is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions, and similar venues. In addition to traditional projection screens, the Company manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions, as well as simulation applications. We also provide maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States.

We believe that we have cultivated a leadership position built on our exceptional reputation for quality and service in the industry. As a manufacturer and distributor of projection screens systems, we have contractual relationships to supply projection screens to major cinema exhibitors, including IMAX Corporation (“IMAX”), AMC Entertainment Holdings (“AMC”), and Cinemark Holdings, Inc. (“Cinemark”), and other cinema operators worldwide.

We operate one of the largest managed service teams in the industry, providing maintenance, repair, installation, network support and other services to cinemas and other facilities across the United States. Many of our customers choose annual managed service arrangements and we also provide maintenance and other services to customers on a time and materials basis. Our field service and Network Operations Center (“NOC”) staff work hand in hand to monitor and resolve issues for our customers. Our NOC, staffed by engineers and support technicians, operates 24/7/365 and monitors our customers’ networked equipment remotely, often providing proactive solutions to systems’ issues before they cause system failures.

Historically, the business of SGE included the operations of Strong/MDI Screen Systems, Inc. (“MDI”), a British Columbia entity and a leading global manufacturer and distributor of premium large format projection screens and coatings, and Strong Technical Services, Inc. (“STS”), which provides comprehensive managed services, technical support and other products and services, primarily in the United States.

As described below, SGE has entered into an agreement to sell MDI and, if the transaction is consummated, SGE will no longer own would expect to receive : (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any (the “Cash Consideration”), (ii) the issuance to SGE of preferred shares (“Preferred Shares”) with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance to SGE of that number of FGA Common Shares equal to (a) the MDI Equity Value minus (x) the Cash Consideration and (y) the Preferred Shares, divided by (b) $10.00. It is anticipated that, upon completion of the MDI Acquisition, on a non-diluted basis and assuming completion of a $10 million private placement and the issuance of 338,560 FGA Common Shares to CG Investments VII Inc. as consideration for its deferred underwriting fee, SGE will hold an ownership interest of approximately 29.6% in Saltire. If the MDI Acquisition fails to close, SGE would retain its ownership and operation of Strong/MDI.

Recent Developments

IPO and Separation

We were incorporated on November 9, 2021, under the Business Corporations Act (British Columbia) (the “BCBCA”). On May 18, 2023, we closed our initial public offering (“IPO”) of 1,000,000 of SGE Common Shares at a price to the public of $4.00 per share and separation from FGH (the “Separation”). After the separation, our direct controlling shareholder is FG Quebec, a subsidiary of FGH. On February 29, 2024, FGF, and FGH completed a merger transaction. Pursuant to the terms of the Merger Agreement FGH became a wholly owned subsidiary of FGF. Following the Merger, FGF changed its name to Fundamental Global Inc. As a result of the Merger, our indirect controlling shareholder changed from FGH to FG.

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ICS Acquisition

On November 3, 2023, we entered into an asset purchase agreement with Innovative Cinema Solutions, LLC (“ICS”), a full-service provider of technical services and solutions to national cinema chains. The operations of ICS were rolled into Strong Technical Services, Inc. (“STS”).

Exit Plan

As of December 31, 2023, the board of directors of the Company authorized management to proceed with a plan to exit the content business, including Strong Studios and Unbounded. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance.

Loan Agreements

On January 19, 2024, the Company entered into a demand credit agreement with Canadian Imperial Bank of Commerce (“CIBC”). The agreement consists of a demand operating credit and a business credit card facility.

Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6,000,000 or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI Screen Systems Inc., a British Columbia entity and Strong Technical Services Inc. (collectively, the “Subsidiaries”), and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1,500,000, minus (iii) all Priority Claims. The amounts obtained under this credit are to be used for working capital.

Under the business credit card facility, the credit limit is CAD$75,000. The amounts obtained under this credit are to be used for purchase and payment of goods and services.

On January 19, 2024, as a guarantor, the Company also signed a credit agreement which is an amendment (“Amendment No. 2”) entered into by CIBC and FG Quebec. The Amendment No. 2 amends certain Credit Agreement dated January 13, 2023 (the “Prior Agreement”) between CIBC and FG Quebec. Pursuant to the Amendment No. 2, (i) under the demand operating credit, the credit limit is decreased from $3,400,000 to $1,400,000, (ii) the business credit card facility is removed, (iii) reporting requirements and a negative covenant are added, and (iv) CIBC’s security interest in certain assets of FG Quebec securing the credit facilities under the Prior Agreement was removed in exchange for a guarantee from the Company with respect to all liabilities of FG Quebec to CIBC.

On May 3, 2024, SGE entered into an agreement to transfer its Strong/MDI subsidiary to FG Acquisition Corp, a special purpose acquisition company (“FGAC”). If the MDI acquisition by FGAC successfully closes, SGE would receive: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any, (ii) preferred shares of FGAC with an initial preferred share redemption amount of $9.0 million, and (iii) common shares of FGAC equal to (a) $30 million (as adjusted pursuant to the MDI acquisition agreement) minus (x) the cash consideration and (y) the preferred shares, divided by (b) $10.00. If the MDI acquisition does not close, SGE would continue to own and operate its Strong/MDI subsidiary. Additional information regarding the Strong/MDI transaction is provided in the section titled, “Certain Relationships and Related Person Transactions – MDI Acquisition.”

Products and Services

Projection Screens and Immersive Products — We believe we are a leading manufacturer and distributor of premium large format projection screens to the cinema industry in North America and around the globe. We have contractual relationships to supply screens to IMAX, AMC, Cinemark and many of the other major cinema operators worldwide. We also manufacture innovative screen support structures custom built to adapt to virtually any venue requirement, with a unique self-standing modular construction that allows for easy assembly and adjustable size.

In addition to traditional projection screens, we also manufacture our Eclipse curvilinear screens, which are specially designed to provide maximum viewer engagement in media-based attractions and immersive projection environments. We distribute Eclipse screens for use in theme parks, immersive exhibitions, as well as military simulation applications. The solid surface is designed to minimize light loss and maintain higher resolution at lower lumen output. Patented speaker panels allow selective placement of rear mounted speakers to ensure the audio derives from the source media on screen. Applications include interactive dark rides, 3D/4D theme park rides, flying theaters and motion simulators. During 2023, we also launched our new Siesmos flooring solution, which provides immersive operators with a haptic flooring solution utilizing our proprietary immersive coating, which along with our screen production, provides a premium immersive solution.

Our management believes that our screens are among the highest quality in the industry in terms of performance including the amount of gain (or brightness of the image reflected from the screen’s surface), viewing angles, and other characteristics important to the viewing experience. Our high quality is driven by our innovative manufacturing process, focus on quality control and our proprietary coatings. We believe that we are the only major screen manufacturer that develops and produces its own proprietary coatings, which are critical to the overall quality and continued innovation of our screens.

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Technical Services — We operate one of the most comprehensive managed service teams in the industry, providing digital projection equipment installation and after-sale maintenance and support services to the cinema operators in the United States. Our field service technicians and our NOC staff work hand in hand to monitor and resolve issues for our customers. Many of our customers choose annual managed service arrangements for maintenance and repair services. We also provide maintenance services to customers who choose not to be covered by a managed service contract on a time and materials basis. Our NOC, staffed by engineers and support technicians, operates 24/7/365 and monitors our customers’ networked equipment remotely, often providing proactive solutions to systems issues before they cause system failures.

Other Products — We distribute projectors, servers, audio systems and other third-party products including lenses and lamps to customers worldwide.

Trademarks

We own or otherwise have rights to various trademarks and trade names used in conjunction with the sale of our products. We believe our success will not be dependent upon trademark protection, but rather upon our scientific and engineering capabilities and research and production techniques. We consider the Strong® trademark to be of value to our business.

Human Capital Resources

We employed 199 persons at December 31, 2023, 198 of which were full-time. Of these employees, 94 positions were considered manufacturing or operational, 60 were service related and 45 were considered sales and administrative. We are not a party to any collective bargaining agreement.

The Company, including its subsidiaries, remains deeply rooted in cinema screen manufacturing and cinema-focused services. In this regard, we continuously drive our efforts to be the best partner for our customers, investment for our shareholders, neighbor in our community and to provide an empowering work environment for our employees.

Moreover, the Company is committed to the health, safety and wellness of its employees. We have modified our business practices and implemented certain policies at our offices in accordance with best practices to accommodate, and at times mandate, social distancing and remote work practices, including restricting employee travel, modifying employee work locations, implementing social distancing and enhanced sanitary measures in our facilities, and cancelling attendance at events and conferences. In addition, we have invested in employee safety equipment, additional cleaning supplies and measures, re-designed production lines and workplaces as necessary and adapted new processes for interactions with our suppliers and customers to safely manage our operations.

Regulation

We are subject to complex laws, rules and regulations affecting our domestic and international operations relating to, for example, environmental, safety and health requirements; exports and imports; bribery and corruption; tax; data privacy; labor and employment; competition; and intellectual property ownership and infringement. Compliance with these laws, rules and regulations may be onerous and expensive, and if we fail to comply or if we become subject to enforcement activity, our ability to manufacture our products and operate our business could be restricted and we could be subject to fines, penalties or other legal liability. Furthermore, should these laws, rules and regulations be amended or expanded, or new ones enacted, we could incur materially greater compliance costs or restrictions on our ability to manufacture our products and operate our business.

Some of these complex laws, rules and regulations – for example, those related to environmental, safety and health requirements – may particularly affect us in the jurisdictions in which we manufacture products, especially if such laws and regulations require the use of abatement equipment beyond what we currently employ; require the addition or elimination of a raw material or process to or from our current manufacturing processes; or impose costs, fees or reporting requirements on the direct or indirect use of energy, or of materials or gases used or emitted into the environment, in connection with the manufacture of our products. There can be no assurance that in all instances a substitute for a prohibited raw material or process would be available, or be available at reasonable cost.

Website

Our corporate website is www.strong-entertainment.com. A copy of our Code of Ethics can be found in the governance documents section of our website. Information contained at the website is not a part of this report.

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RISK FACTORS

You should carefully consider all the following risk factors, together with all of the other information in this joint proxy statement/prospectus, including the financial information, before deciding whether or how to vote or instruct your vote to be cast to approve the proposals described in this joint proxy statement/prospectus.

The value of your investment following consummation of the Business Combination will be subject to significant risks affecting, among other things, the combined company’s business, financial condition or results of operations. If any of the events described below occur, the post-Business Combination business and financial results could be adversely affected in material respects. This could result in a decline, which may be significant, in the trading price of FG’s securities and you therefore may lose all or part of your investment. The risk factors described below are not necessarily exhaustive and you are encouraged to perform your own investigation with respect to the businesses of FG and SGE.

Risks Related to the Business Combination

An investment by SGE stockholders in FG Common Stock as a result of the exchange of shares of SGE Common Stock for shares of FG Common Stock in the Arrangement involves certain risks. Certain material risks and uncertainties connected with the Plan of Arrangement and the transactions contemplated thereby, including the Arrangement, and ownership of FG Common Stock are discussed below.

You should carefully read and consider all of these risks and all other information contained in this proxy statement/prospectus. The risks described herein may adversely affect the value of FG Common Stock that you, as an existing SGE stockholder, will hold upon the completion of the Arrangement, and could result in a significant decline in the value of FG Common Stock and cause the current FG stockholders and the SGE stockholders to lose all or part of their respective investments in FG Common Stock.

Risks Relating to the Arrangement

Because the exchange ratio is fixed and the market price of FG Common Stock may fluctuate, FG stockholders cannot be certain of the market value of the Arrangement Consideration they will receive.

In the Arrangement, each share of SGE Common Stock issued and outstanding immediately prior to the Effective Time (other than certain shares held by FG) will be converted into 1.5 shares of FG Common Stock. This exchange ratio is fixed and will not be adjusted for changes in the market price of either FG Common Stock or SGE Common Stock. Changes in the price of FG Common Stock prior to the Arrangement will affect the value that SGE stockholders will receive in the Arrangement. Neither FG nor SGE is permitted to terminate the Arrangement Agreement or Plan of Arrangement as a result, in and of itself, of any increase or decrease in the market price of FG Common Stock or SGE Common Stock.

Stock price changes may result from a variety of factors, including general market and economic conditions, regulatory considerations, including changes in U.S. monetary policy and its effect on global financial markets and on interest rates, changes in FG’s or SGE’s businesses, operations and prospects, major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, and any related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on FG or SGE or the customers or other constituencies of FG or SGE, many of which factors are beyond FG’s or SGE’s control. Therefore, during the pendency of the SGE proxy solicitation and at any given time prior to the consummation of the Arrangement, FG stockholders and SGE stockholders will not know the market value of the consideration to be received by SGE stockholders at the Effective Time. You should obtain current market quotations for shares of FG Common Stock and for shares of SGE Common Stock.

The market price of FG Common Stock after the Arrangement may be affected by factors different from those affecting the shares of FG Common Stock or SGE Common Stock currently.

In the Arrangement, SGE stockholders will become FG stockholders. FG’s business differs from that of SGE. Accordingly, the results of operations of FG after the consummation of the Arrangement and the market price of FG Common Stock after the completion of the Arrangement may be affected by factors different from those currently affecting the independent results of operations of each of FG and SGE.

FG and SGE are expected to incur significant costs related to the Arrangement and integration.

FG and SGE have incurred and expect to incur certain non-recurring costs associated with the Arrangement. These costs include legal, financial advisory, accounting, consulting and other advisory fees, insurance, public company filing fees and other regulatory fees, printing costs and other related costs. Some of these costs are payable by either FG or SGE regardless of whether or not the Arrangement is completed.

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The combined company may also incur expenses in connection with the integration of operations. There are many factors that could affect the total amount or the timing of the integration costs. Moreover, many of the costs that will be incurred are, by their nature, difficult to estimate accurately. These integration costs may result in FG taking charges against earnings following the completion of the Arrangement, and the amount and timing of such charges are uncertain at present.

Integrating the companies’ businesses may be more difficult, costly or time consuming than expected and FG and SGE may fail to realize the anticipated benefits of the Arrangement.

The success of the Arrangement will depend, in part, on the ability to realize the anticipated cost savings from combining FG and SGE. If FG and SGE are not able to successfully achieve these objectives, the anticipated benefits of the Arrangement may not be realized fully or at all or may take longer to realize than expected. In addition, the actual cost savings and anticipated benefits of the Arrangement could be less than anticipated, and integration may result in additional unforeseen expenses.

FG and SGE have operated and, until the completion of the Arrangement, will continue to operate, independently. The success of the Arrangement will depend, in part, on FG’s ability to successfully combine and integrate the businesses of both companies in a manner that does not materially disrupt existing operations or result in decreased revenue or reputational harm. It is possible that the integration process could result in the loss of key employees, the disruption of either company’s ongoing businesses, difficulties in integrating operations and systems, including communications systems, administrative and information technology infrastructure and financial reporting and internal control systems, or inconsistencies in standards, controls, procedures and policies that adversely affect the companies’ ability to maintain relationships with clients, customers and employees or to achieve the anticipated benefits and cost savings of the Arrangement. Integration efforts between the two companies may also divert management attention and resources. These integration matters could have an adverse effect on each of FG and SGE during this transition period and for an undetermined period after completion of the Arrangement on FG.

The businesses and operations of each of FG, SGE and the combined company following the completion of the Arrangement may be adversely affected in numerous and complex ways, including as a result of adverse economic conditions, natural and human disasters or other international or domestic calamities.

Each of FG’s and SGE’s businesses and operations are sensitive to general business and economic conditions in the United States. Uncertainty about federal fiscal monetary and related policies, the medium and long-term fiscal outlook of the federal government, and future tax rates is a concern for businesses, consumers and investors in the United States. Changes in any of these policies are influenced by macroeconomic conditions and other factors that are beyond the control of FG and SGE.

In addition, adverse economic, social and political conditions in the United States and in foreign countries, including adverse conditions resulting from natural disasters, acts of terrorism, outbreaks of hostilities or other domestic or international calamities, epidemics and pandemics, and other matters beyond the control of FG and SGE, and the government policy responses to such conditions, could have an adverse effect on the businesses, financial condition, results of operations, prospects and trading prices of each of FG and SGE during the time the Arrangement is pending and on FG and its subsidiaries following the completion of the Arrangement. All of these factors could be detrimental to FG’s, SGE’s and the combined company’s businesses, and the interplay between these factors can be complex and unpredictable.

 FG may be unable to retain current FG or SGE personnel successfully while the Arrangement is pending or after the Arrangement is completed.

The success of the Business Combination will depend in part on FG’s ability to retain the talents and dedication of key employees and officers currently employed by FG and SGE. It is possible that these employees and officers may decide not to remain with FG or SGE, as applicable, while the Arrangement is pending or with FG (or its respective subsidiaries) after the Arrangement is consummated. If FG and SGE are unable to retain key employees, including management, who are critical to the successful integration and future operations of the companies, FG and SGE could face disruptions in their operations, loss of existing customers, loss of key information, expertise or know-how and unanticipated additional recruitment costs. In addition, if key employees terminate their employment, FG’s business activities after completion of the Arrangement may be adversely affected and management’s attention may be diverted from successfully integrating FG and SGE to hiring suitable replacements, all of which may cause FG’s business to suffer. In addition, FG and SGE may not be able to locate or retain suitable replacements for any key employees who leave either company.

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The unaudited pro forma condensed combined financial information included in this joint proxy statement/prospectus is preliminary and the actual financial condition and results of operations of FG after the Arrangement may differ materially.

The unaudited pro forma condensed combined financial information in this joint proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what FG’s actual financial condition or results of operations would have been had the Arrangement been completed on the dates indicated. The unaudited pro forma condensed combined financial information does not reflect anticipated operating efficiencies and cost savings that are expected to result from the Arrangement or integration costs that may be incurred. Accordingly, actual results may differ materially from the pro forma adjustments reflected in this joint proxy statement/prospectus. For more information, see the section entitled “Unaudited Pro Forma Combined Financial Information” beginning on page 13.

Certain of FG’s and SGE’s directors and executive officers may have interests in the Arrangement that may differ from, or may be in addition to, the interests of FG stockholders and SGE stockholders generally.

FG stockholders and SGE stockholders should be aware that some of FG’s and SGE’s directors and executive officers may have interests in the Arrangement and have arrangements that are different from, or in addition to, the interests or arrangements of FG stockholders and SGE stockholders generally. These interests and arrangements may create potential conflicts of interest. The FG Board of Directors and the SGE Board of Directors were aware of these respective interests and considered these interests, among other matters, when making their decisions to approve and adopt the Arrangement Agreement, the Plan of Arrangement, and the other contemplated transactions, and in recommending that SGE stockholders approve and adopt the Business Combination. For a more complete description of these interests, please see the sections entitled “Certain Relationships and Related Person Transactions” beginning on page 100.

The Arrangement Agreement and Plan of Arrangement may be terminated in accordance with their terms and the Arrangement may not be completed, which could negatively affect FG and/or SGE.

If the Arrangement is not completed for any reason, including as a result of SGE Stockholders failing to approve the Business Combination, there may be various adverse consequences and FG and/or SGE may experience negative reactions from the financial markets and from their respective customers and employees. For example, FG’s or SGE’s businesses may have been affected adversely by the failure to pursue other beneficial opportunities due to the focus of management on the Arrangement, without realizing any of the anticipated benefits of completing the Arrangement. Additionally, if the Arrangement Agreement and Plan of Arrangement are terminated, the market price of FG Common Stock or SGE Common Stock could decline to the extent that the current market prices reflect a market assumption that the Arrangement will be completed.

Additionally, each of FG and SGE has incurred and will incur substantial one-time expenses in connection with the negotiation and completion of the transactions contemplated by the Arrangement Agreement and Plan of Arrangement, as well as the costs and expenses of filing, printing and mailing this proxy statement/prospectus, and all filing and other fees paid to the SEC in connection with the Arrangement. If the Arrangement is not completed, FG and SGE would have to pay these expenses without realizing the expected benefits of the Arrangement.

FG and SGE will be subject to business uncertainties while the Arrangement is pending.

Uncertainty about the effect of the Arrangement on employees and customers may have an adverse effect on FG and SGE. These uncertainties may impair FG’s or SGE’s ability to attract, retain and motivate key personnel until the Arrangement is completed, and could cause customers and others that deal with FG or SGE to seek to change existing business relationships with FG or SGE.

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The shares of FG Common Stock to be received by SGE stockholders as a result of the Arrangement will have different rights from the shares of SGE Common Stock.

In the Arrangement, SGE stockholders will become FG stockholders and their rights as FG stockholders will be governed by FG’s governing documents. The rights associated with FG Common Stock are different from the rights associated with FG Common Stock. See the section titled “Comparison of Rights of FG Stockholders and SGE Stockholders” beginning on page 88 for a discussion of the rights associated with FG Common Stock.

SGE stockholders will have a reduced ownership and voting interest in FG after the Arrangement and will exercise less influence over management.

FG stockholders and SGE Common Stock currently have the right to vote in the election of the board of directors and on other matters affecting FG and SGE, respectively. When the Arrangement is completed, each holder of SGE Common Stock who receives shares of FG Common Stock will become a holder of FG Common Stock, with a percentage ownership of FG that is smaller than the holder’s percentage ownership of SGE. Because of this, SGE stockholders may have less influence on the management and policies of FG than they now have on the management and policies of SGE.

The dilution caused by the issuance of shares of FG Common Stock in connection with the Arrangement may adversely affect the market price of FG Common Stock.

In connection with the payment of the Arrangement Consideration, based on the current number of shares of SGE Common Stock outstanding, FG expects to issue approximately 2.9 million shares of FG Common Stock to SGE stockholders. The dilution caused by the issuance of these new shares of FG Common Stock may result in fluctuations in the market price of FG Common Stock, including a stock price decrease.

Independent members of the SGE Board have obtained an opinion from an unaffiliated third party as to the fairness of the exchange ratio to the holders of SGE Common Stock.

The Special Committee consisting of independent members of the SGE Board obtained an opinion from Intrinsic, which supports the exchange ratio as fair to the holders of SGE Common Stock from a financial point of view. There is no assurance of the accuracy of this report and holders of SGE Common Stock receiving FG Common Stock as a result of the Arrangement could experience a loss as a result of decreasing stock prices. The full text of the written opinion, dated May 30, 2024, of Intrinsic, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety.

See “Summary of Joint Proxy Statement/Prospectus — Fairness Opinion of SGE’s Financial Advisor” on page 11 of this joint proxy statement/prospectus for more information.

SGE stockholders will have dissent rights with respect to the Arrangement.

Dissent rights are statutory rights that, if applicable under law, enable security holders to dissent from an extraordinary transaction, such as an arrangement, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to security holders in connection with the extraordinary transaction.

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Under Sections 237-247 of the BCBCA, the SGE stockholders will be entitled to appraisal or dissent rights in connection with the Arrangement. If any of the SGE stockholders choose to exercise their dissent rights it will require FG to set aside and not distribute that portion of FG shares which are attributable to the commons stock for which dissent rights have been exercised. Additionally, it may slow or hinder the expected cost savings from the Arrangement. See the section entitled “Dissent Rights” beginning on page 109 for more information on the dissent rights associated with SGE Common Stock and the Arrangement.

Litigation related to the Arrangement could prevent or delay completion of the Arrangement or otherwise negatively affect the business and operations of FG and SGE.

FG and SGE may incur costs in connection with the defense or settlement of any stockholder lawsuits filed in connection with the Arrangement. Such litigation could have an adverse effect on the financial condition and results of operations of FG and SGE and could prevent or delay the completion of the Arrangement.

If the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. holders of SGE Common Shares may be required to pay U.S. federal income taxes.

Although SGE and FG Québec intend that the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, it is possible that the IRS may assert that the Business Combination fails to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason the arrangement were to fail to qualify as a “reorganization,” each holder of SGE Common Shares would recognize a gain or loss with respect to all such holder’s SGE Common Shares based on the difference between (i) the fair market value of the FG Common Stock received and (ii) that holder’s tax basis in such SGE Common Shares. For U.S. holders, any such gain would generally be subject to tax at capital gains rates, and the deductibility of any such loss would be subject to limitations; for non-U.S. holders, any gain recognized would be subject to U.S. federal income tax only if connected with a U.S. trade or business (and, if applicable, attributable to a U.S. permanent establishment) or the non-U.S. holder is an individual present in the United States for 183 or more days during the taxable year of the disposition and certain other requirements are met. For additional information regarding the U.S. federal income tax consequences if the Business Combination were to fail to qualify as a “reorganization,” see the discussion under the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 104.

Risks Relating to the combination of FG and SGE

FG is expected to incur significant costs related to its combination and integration with SGE.

FG has incurred and expects to incur certain non-recurring costs associated with the combination and integration of SGE and FG. These costs include legal, financial advisory, accounting, consulting and other advisory fees, insurance, public company filing fees and other regulatory fees, printing costs and other related costs. The combined company may also incur expenses in connection with the integration of operations. There are many factors that could affect the total amount or the timing of the integration costs. Moreover, many of the costs that will be incurred are, by their nature, difficult to estimate accurately. These integration costs may result in FG taking charges against earnings in future periods.

Integrating the businesses may be more difficult, costly or time consuming than expected and we may fail to realize the anticipated benefits of the combination.

The success of FG will depend, in part, on FG’s ability to successfully combine and integrate the businesses of FG and SGE in a manner that does not materially disrupt existing operations or result in decreased revenue or reputational harm. It is possible that the integration process could result in the loss of key employees, the disruption of either company’s ongoing businesses, difficulties in integrating operations and systems, including communications systems, administrative and information technology infrastructure and financial reporting and internal control systems, or inconsistencies in standards, controls, procedures and policies that adversely affect the companies’ ability to maintain relationships with clients, customers and employees or to achieve the anticipated benefits and cost savings of the combination. Integration efforts between the two companies may also divert management attention and resources. These integration matters could have an adverse effect on FG.

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The future results following the FG and SGE combination may suffer if FG does not effectively manage its expanded operations.

FG’s future success will depend, in part, upon its ability to manage this combined business, which may pose challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. FG may also face increased scrutiny from governmental authorities as a result of the significant increase in the size of its business. There can be no assurances that FG will be successful or that it will realize the expected operating efficiencies, cost savings, revenue enhancements or other benefits currently anticipated from the combination.

FG may be unable to retain current personnel successfully following the combination.

The success of FG will depend in part on its ability to retain the talents and dedication of key employees and officers. It is possible that these employees and officers may decide not to remain with FG. If FG and SGE are unable to retain key employees, including management, who are critical to the successful integration and future operations of the companies, FG and SGE could face disruptions in their operations, loss of existing customers, loss of key information, expertise or know-how and unanticipated additional recruitment costs. In addition, if key employees terminate their employment, FG’s business activities may be adversely affected and management’s attention may be diverted from successfully integrating the businesses to hiring suitable replacements, all of which may cause FG’s business to suffer. In addition, FG may not be able to locate or retain suitable replacements for any key employees who leave either company.

Risks Relating to the SGE Operating Business

The words “we”, “us”, “our” or “the Company” refers to SGE when used in the Risk Relating to SGE Operating Business section below.

SGE has no assurance of future business from any of our customers.

SGE estimates future revenue associated with customers and customer prospects for purposes of financial planning and measurement of its sales pipeline, but we have limited contractual assurance of future business from our customers. While we do have arrangements with some of our customers, customers are not required to purchase any minimum amounts, and could stop doing business with us. Some customers maintain simultaneous relationships with our competitors, and could shift more of their business away from us if they choose to do so in the future.

There is no guarantee that we will be able to service and retain or renew existing agreements, maintain relationships with any of our customers or business partners on acceptable terms or at all, or collect amounts owed to us from insolvent customers or business partners. The loss of any of our large customers could have a material adverse impact on our business.

SGE’s operating results could be materially harmed if we are unable to accurately forecast demand for our products and services and adequately manage our inventory.

To ensure adequate inventory supply, SGE forecasts inventory needs, places orders and plans personnel levels based on estimates of future demand. Our ability to accurately forecast demand for our products and services is limited and could be affected by many factors, including an increase or decrease in customer demand for our products and services or for products and services of our competitors, product and service introductions by competitors, unanticipated changes in general market conditions, effects of the COVID-19 pandemic and the weakening of economic conditions or consumer confidence in future economic conditions. If we fail to accurately forecast customer demand, we may experience excess inventory levels or a shortage of products available for sale. Conversely, if we underestimate customer demand for our products and services, we may not be able to deliver products to meet requirements, and this could result in damage to our brand and customer relationships and adversely affect our revenue and operating results.

Interruptions of, or higher prices of, components from SGE’s suppliers may affect our results of operations and financial performance.

A portion of SGE’s revenues is dependent on the distribution of products supplied by various key suppliers. If we fail to maintain satisfactory relationships with our suppliers, or if our suppliers experience significant financial difficulties, we could experience difficulty in obtaining needed goods and services. Some suppliers could also decide to reduce inventories or raise prices to increase cash flow. The loss of any one or more of our suppliers could have an adverse effect on our business, and we may be unable to secure alternative manufacturing arrangements. Even if we are able to obtain alternative manufacturing arrangements, such arrangements may not be on terms similar to our current arrangements, or we may be forced to accept less favorable terms in order to secure a supplier as quickly as possible so as to minimize the impact on our business operations. In addition, any required changes in our suppliers could cause delays in our operations and increase our production costs and new suppliers may not be able to meet our production demands as to volume, quality, or timeliness.

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Geopolitical conditions, military conflicts, acts or threats of terrorism, natural disasters, pandemics, and other conditions or events beyond our control could adversely affect us.

Geopolitical conditions, military conflicts (including Russia’s invasion of Ukraine), acts or threats of terrorism, natural disasters, pandemics (including the COVID-19 pandemic), and other conditions or events beyond our control may adversely affect our business, results of operations, financial condition, or prospects. For example, military conflicts, acts or threats of terrorism, and political, financial, or military actions taken in response could adversely affect general economic, business, or market conditions and, in turn, us, especially as an intermediary within the financial system. In addition, nation states engaged in warfare or other hostile actions may directly or indirectly use cyberattacks against financial systems and financial-services companies like us to exert pressure on one another or other countries with influence or interests at stake. We also could be negatively impacted if our key personnel, a significant number of our employees, or our systems or infrastructure were to become unavailable or damaged due to a pandemic, natural disaster, war, act of terrorism, accident, or similar cause. These same risks and uncertainties arise too for the service providers and counterparties on whom we depend as well as their own third-party service providers and counterparties.

The most notable impact of COVID-19 on SGE’s results of operations was the significant impact to our customers, specifically those in the entertainment and advertising industries, and their ability and willingness to purchase our products and services. A significant number of our customers temporarily ceased operations during the pandemic. For instance, many movie theaters and other entertainment centers were forced to close or curtail their hours and, correspondingly, terminated or deferred their non-essential capital expenditures. The COVID-19 pandemic also adversely affected film production and the pipeline of feature films available in the short- and long-term. We were also required to temporarily close our screen manufacturing facility in Canada due to the governmental response to COVID-19, experienced lower revenues from field services, and saw a reduction in non-recurring time and materials-based services. The impact of any future outbreak of contagious disease, or a worsening or resurgence of COVID-19, is not readily ascertainable, is uncertain and cannot be predicted, but could have an adverse impact on business, financial condition and results of operations.

In the case of Russia’s invasion of Ukraine, security risks as well as increases in fuel and other commodity costs, supply-chain disruptions, and associated inflationary pressures have impacted our business the most.

We may also experience one or more of the following conditions that could have a material adverse impact on our business operations and financial condition: adverse effects on our strategic partners’ businesses or on the businesses of companies in which we hold equity stakes; impairment charges; extreme currency exchange-rate fluctuations; inability to recover costs from insurance carriers; and business continuity concerns for us, our customers and our third-party vendors.

These conditions and events and others like them are highly complex and inherently uncertain, and their effect on our business, results of operations, financial condition, and prospects in the future cannot be reliably predicted.

Changes in general economic conditions, geopolitical conditions, domestic and foreign trade policies, monetary policies and other factors beyond our control may adversely impact our business and operating results.

Our operations and performance may depend on global, regional, economic and geopolitical conditions. Russia’s invasion and military attacks on Ukraine have triggered significant sanctions from North American and European leaders. These events continue to develop and escalate, creating increasingly volatile global economic conditions. Resulting changes in North American trade policy could trigger retaliatory actions by Russia, its allies and other affected countries, including China, resulting in a “trade war.” A trade war could result in increased costs for raw materials that we use in our manufacturing and could otherwise limit our ability to sell our products abroad. These increased costs would have a negative effect on our financial condition and profitability. Furthermore, events like the military conflict between Russia and Ukraine may increase the likelihood of supply interruptions and further hinder our ability to find the materials we need to make our products. If the conflict between Russia and Ukraine continues for a long period of time, or if other countries become further involved in the conflict, we could face significant adverse effects to our business and financial condition.

Environmental, social and governance matters may impact our business and reputation.

Increasingly, in addition to the importance of their financial performance, companies are being judged by their performance on a variety of environmental, social and governance (“ESG”) matters, which are considered to contribute to the long-term sustainability of companies’ performance.

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A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investments in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of ESG measures to their investment decisions. Topics taken into account in such assessments include, among others, companies’ efforts and impacts on climate change and human rights, ethics and compliance with law, diversity and the role of companies’ board of directors in supervising various sustainability issues.

ESG goals and values are embedded in our core mission and vision, and we consider their potential impact on the sustainability of our business over time and the potential impact of our business on society. However, in light of investors’ increased focus on ESG matters, there can be no certainty that we will manage such issues successfully, or that we will successfully meet society’s expectations as to our proper role. This could lead to risk of litigation or reputational damage relating to our ESG policies or performance.

Further, possible actions to address ESG issues may not maximize short-term financial results and may yield financial results that conflict with the market’s expectations. We have and may in the future make business decisions that may reduce our short-term financial results if we believe that the decisions are consistent with our ESG goals, which we believe will improve our financial results over the long-term. These decisions may not be consistent with the short-term expectations of our stockholders and may not produce the long-term benefits that we expect, in which case our business, financial condition, and operating results could be harmed.

The markets for SGE’s products and services are highly competitive and if market share is lost, we may be unable to lower our cost structure quickly enough to offset the loss of revenue.

The domestic and international markets for SGE’s product lines are highly competitive, evolving and subject to rapid technological and other changes. We expect the intensity of competition in each of these areas to continue in the future for a number of reasons including:

●	Certain of our competitors in the digital equipment industry have longer operating histories and greater financial, technical, marketing and other resources than we do, which, among other things, may permit them to adopt aggressive pricing policies. As a result, we may suffer from pricing pressures that could adversely affect our ability to generate revenues and our results of operations. Some of our competitors also have greater name and brand recognition and a larger customer base than us.
●	Some of our competitors are manufacturing their own digital equipment while we employ a distribution business model through our distribution agreements with NEC Display Solutions of America, Inc., Barco, Inc. and certain other suppliers. As a result, we may suffer from pricing pressures that could adversely affect our ability to generate revenues.
●	Suppliers could decide to utilize their current sales force to supply their products directly to customers rather than utilizing channels.

In addition, we face competition for consumer attention from other forms of entertainment, including streaming services and other forms of entertainment that may impact the cinema industry. The other forms of entertainment may be more attractive to consumers than those utilizing our technologies, which could harm our business, prospects and operating results.

For these and other reasons, we must continue to enhance our technologies and our existing products and services, and introduce new, high-quality technologies and products and services to meet the wide variety of competitive pressures that we face. If we are unable to compete successfully, our business, prospects and results of operations will be materially adversely impacted.

SGE depends in part on distributors, dealers and resellers to sell and market our products and services, and our failure to maintain and further develop our sales channels could harm our business.

In addition to our in-house sales force, we sell some of our products and services through distributors, dealers and resellers. As we do not have long-term contracts and these agreements may be cancelled at any time, any changes to our current mix of distributors could adversely affect our gross margin and could negatively affect both our brand image and our reputation. If our distributors, dealers and resellers are not successful in selling our products, our revenue would decrease. In addition, our success in expanding and entering into new markets internationally will depend on our ability to establish relationships with new distributors. If we do not maintain our relationship with existing distributors or develop relationships with new distributors, dealers and resellers our ability to grow our business and sell our products and services could be adversely affected and our business may be harmed.

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If SGE is unable to maintain its brand and reputation, our business, results of operations and prospects could be materially harmed.

SGE’s business, results of operations and prospects depend, in part, on maintaining and strengthening our brand and reputation for providing high quality products and services. Reputational value is based in large part on perceptions. Although reputations may take decades to build, any negative incidents can quickly erode trust and confidence, particularly if they result in adverse publicity, governmental investigations or litigation. If problems with our products cause operational disruption or other difficulties, or there are delays or other issues with the delivery of our products or services, our brand and reputation could be diminished. Damage to our reputation could also arise from actual or perceived legal violations, product safety issues, data security breaches, actual or perceived poor employee relations, actual or perceived poor service, actual or perceived poor privacy practices, operational or sustainability issues, actual or perceived ethical issues or other events within or outside of our control that generate negative publicity with respect to us. Any event that has the potential to negatively impact our reputation could lead to lost sales, loss of new opportunities and retention and recruiting difficulties. If we fail to promote and maintain our brand and reputation successfully, our business, results of operations and prospects could be materially harmed.

SGE’s operating margins may decline as a result of increasing product costs.

SGE’s business is subject to pressure on pricing and costs caused by many factors, including supply chain disruption, intense competition, the cost of components used in our products, labor costs, constrained sourcing capacity, inflationary pressure, pressure from customers to reduce the prices we charge for our products and services, and changes in consumer demand. . Factors including global supply chain disruptions have resulted in shortages in labor, materials and services. Such shortages have resulted in cost increases, particularly for labor, and could continue to increase. Costs for the raw materials used to manufacture our products are affected by, among other things, energy prices, demand, fluctuations in commodity prices and currency, shipping costs and other factors that are generally unpredictable and beyond our control such as the escalating military conflict between Russia and Ukraine. Increases in the cost of raw materials used to manufacture our products or in the cost of labor and other costs of doing business internationally could have an adverse effect on, among other things, the cost of our products, gross margins, operating results, financial condition, and cash flows.

SGE’s sales cycle can be long and timing of orders and shipments unpredictable, particularly with respect to large enterprises, which could harm our business and operating results.

The timing of SGE’s sales is difficult to predict, and customers typically order screen and other distribution products with limited advance notice which impacts our ability to forecast revenue and manage operations. For our managed service offerings, the sales cycle can be long and involve educating and achieving buy-in from multiple parts of a customer organization. As a result, the length and variable nature of customer ordering patterns and timing could materially adversely impact our business and results of operations.

SGE is substantially dependent upon significant customers who could cease purchasing our products at any time.

SGE’s top ten customers accounted for approximately 50% of consolidated products and services revenues during the three months ended March 31, 2024. Trade accounts receivable from these customers represented approximately 56% of net consolidated receivables at March 31, 2024. One of SGE’s customers accounted for more than 10% of both its consolidated net revenues during the three months ended March 31, 2024 and its net consolidated receivables as of March 31, 2024. While SGE believes its relationships with such customers are stable, most arrangements are made by purchase order and are terminable at will by either party. A significant decrease or interruption in business from the Company’s significant customers could have a material adverse effect on business, financial condition and results of operations. SGE could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which SGE sells its products and offers its services.

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SGE is exiting the content business which could result in additional costs.

We have discontinued our content business to improve the Company’s focus resources on its core businesses, reduce general and administrative costs, and improve financial performance. While the Company may receive proceeds from the disposition of certain parts of the content business, it may also not realize the expected benefits and may incur additional costs and liabilities associated with the exit activities that could negatively impact the Company. We are involved in a dispute regarding one of the projects in the content business and may incur significant legal and other costs in the future as we exit the business.

SGE’s revenues and results of operations may fluctuate significantly from period to period.

Our revenues and results of operations can vary based on the timing of shipments of our cinema products particularly with regard to the timing of cinema screen shipments and timing of customer orders and shipments of projection equipment. Those fluctuations could increase on a quarter-to-quarter basis may cause our revenue and earnings results to fluctuate significantly from period to period, and the results of any one period may not be indicative of the results for any future periods.

Government agencies in Canada have notified Strong/MDI that certain modifications are required to be made to the Joliette Plant in order to meet safety and emissions standards.

SGE’ Strong/MDI division has been informed by certain government agencies in Canada, including but not limited to, the Joliette Fire Department, and the Quebec Ministry of the Environment, that certain aspects of the Joliette Plant must be modified to fully comply with safety and emissions standards. Strong/MDI has implemented changes to address some, but not all, of the identified requirements.

The required modifications include installing new air evaluator and exhaust chimneys as well as modifying the walls and doors in the paint and coatings area to achieve a 2-hour fire resistance standard. In addition, it was required that we modify certain mezzanine areas to reduce their size and upgrade construction to non-combustible materials, add an additional exterior access, and purchase spill resistant pallets. If we fail to address the requirements, it could be possible that we could incur penalties or production could be interrupted. The expansion could cost more or take longer than our expectations and could result in production disruptions in the facility during the construction process.

SGE’s business is subject to the economic and political risks of selling products in foreign countries.

SGE expects that international sales will continue to be important to our business for the foreseeable future. Foreign sales are subject to general political and economic risks, including the adverse impact of changes to international trade and tariff policies, including in the U.S. and China, which have created uncertainty regarding international trade, unanticipated or unfavorable circumstances arising from host country laws or regulations, unfavorable changes in U.S. policies on international trade and investment, the imposition of governmental economic sanctions on countries in which we do business, quotas, capital controls or other trade barriers, whether adopted by individual governments or addressed by regional trade blocks, threats of war, terrorism or governmental instability, currency controls, fluctuating exchange rates with respect to sales not denominated in U.S. dollars, changes in import/export regulations, tariffs and freight rates, potential negative consequences from changes to taxation policies, restrictions on the transfer of funds into or out of a country and the disruption of operations from labor, political and other disturbances, such as the impact of the coronavirus and other public health epidemics or pandemics. Government policies on international trade and investment can affect the demand for our products, impact the competitive position of our products or prevent us from being able to sell or manufacture products in certain countries. The implementation of more restrictive trade policies, such as higher tariffs or new barriers to entry, in countries in which we sell large quantities of products and services could negatively impact our business, financial condition and results of operations. For example, a government’s adoption of “buy national” policies or retaliation by another government against such policies could have a negative impact on our results of operations. If we were unable to navigate the foreign regulatory environment, or if we were unable to enforce our contractual rights in foreign countries, our business could be adversely impacted. Any of these events could reduce our sales, limit the prices at which we can sell our products, interrupt our supply chain or otherwise have an adverse effect on our operating performance.

To the extent that orders are denominated in foreign currencies, our reported sales and earnings are subject to foreign exchange fluctuations. In addition, there can be no assurance that our remaining international customers will continue to accept orders denominated in U.S. dollars. For those sales which are denominated in U.S. dollars, a weakening in the value of foreign currencies relative to the U.S. dollar could have a material adverse impact on us by increasing the effective price of our products in international markets. Certain areas of the world are also more cost conscious than the U.S. market and there are instances where our products are priced higher than local manufacturers. We are also exposed to foreign currency fluctuations between the Canadian and U.S. dollar due to our screen manufacturing facility in Canada where a majority of its sales are denominated in the U.S. dollar while its expenses are denominated in Canadian currency. We cannot predict the effects of exchange rate fluctuations upon our future operating results because of the number of currencies involved, the variability of currency exposures and the potential volatility of currency exchange rates.

Any of these factors could adversely affect our foreign activities and our business, financial condition and results of operations.

The risk of non-compliance with U.S. and foreign laws and regulations applicable to our international operations could have a significant impact on our financial condition, results of operations and strategic objectives.

SGE’s global operations subject us to regulation by U.S. federal and state laws and multiple foreign laws, regulations and policies, which could result in conflicting legal requirements. These laws and regulations are complex, change frequently, have tended to become more stringent over time and increase our cost of doing business. These laws and regulations include import and export control, environmental, health and safety regulations, data privacy requirements, international labor laws and work councils and anti-corruption and bribery laws such as the U.S. Foreign Corrupt Practices Act, the U.N. Convention Against Bribery and local laws prohibiting corrupt payments to government officials. We are subject to the risk that we, our employees, our affiliated entities, contractors, agents or their respective officers, directors, employees and agents may take action determined to be in violation of any of these laws. An actual or alleged violation could result in substantial fines, sanctions, civil or criminal penalties, debarment from government contracts, curtailment of operations in certain jurisdictions, competitive or reputational harm, litigation or regulatory action and other consequences that might adversely affect our financial condition, results of operations and strategic objectives.

In addition, SGE is subject to Canadian and foreign anti-corruption laws and regulations such as the Canadian Corruption of Foreign Public Officials Act. In general, these laws prohibit a company and its employees and intermediaries from bribing or making other prohibited payments to foreign officials or other persons to obtain or retain business or gain some other business advantage. We cannot predict the nature, scope or effect of future regulatory requirements to which our operations might be subject or the manner in which existing laws might be administered or interpreted. Failure by us or our predecessors to comply with the applicable legislation and other similar foreign laws could expose us and our senior management to civil and/or criminal penalties, other sanctions and remedial measures, legal expenses and reputational damage, all of which could materially and adversely affect our business, financial condition and results of operations. Likewise, any investigation of any alleged violations of the applicable anti-corruption legislation by Canadian or foreign authorities could also have an adverse impact on our business, financial condition and results of operations.

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A reversal of the U.S. economic recovery and a return to volatile or recessionary conditions in the United States or abroad could adversely affect SGE’s business or our access to capital markets in a material manner.

Worsening economic and market conditions, downside shocks, or a return to recessionary economic conditions could serve to reduce demand for our products and adversely affect our operating results. These economic conditions may also impact the financial condition of one or more of our key suppliers, which could affect our ability to secure product to meet our customers’ demand. In addition, a downturn in the cinema market could impact the valuation and collectability of certain receivables held by us. Our results of operations and the implementation of our business strategy could be adversely affected by general conditions in the global economy, including financial and economic conditions that are outside of our control, including those resulting from supply chain delays or interruptions, labor shortages, wage pressures, rising inflation, geopolitical events, or interruptions and other force majeure events, such as the COVID-19 pandemic. The most recent global financial crisis caused by COVID-19 resulted in extreme volatility and disruptions in the capital and credit markets. A severe or prolonged economic downturn could result in a variety of risks to our business and could have a material adverse effect on us. We could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which we sell our products.

SGE relies extensively on our information technology systems and are vulnerable to damage and interruption.

We rely on our information technology systems and infrastructure to process transactions, summarize results and manage our business, including maintaining client and supplier information. Additionally, we utilize third parties, including cloud providers, to store, transfer and process data. From time to time, we experience cyber-attacks on our information technology systems. Our information technology systems, as well as the systems of our customers, suppliers and other partners, whose systems we do not control, are vulnerable to outages and an increasing risk of continually evolving deliberate intrusions to gain access to company sensitive information. Likewise, data security incidents and breaches by employees and others with or without permitted access to our systems pose a risk that sensitive data may be exposed to unauthorized persons or to the public. A cyber-attack or other significant disruption involving our information technology systems, or those of our customers, suppliers and other partners, could also result in disruptions in critical systems, corruption or loss of data and theft of data, funds or intellectual property. We may be unable to prevent outages or security breaches in our systems. We remain potentially vulnerable to additional known or yet unknown threats as, in some instances, we, our suppliers and our other partners may be unaware of an incident or its magnitude and effects. We also face the risk that we expose our customers or partners to cybersecurity attacks. Any or all of the foregoing could adversely affect our results of operations and cash flows, as well as our business reputation.

Any failure to maintain the security of information relating to our customers, employees and suppliers, whether as a result of cybersecurity attacks or otherwise, could expose us to litigation, government enforcement actions and costly response measures, and could disrupt our operations and adversely affect our business and reputation.

In connection with the sales and marketing of our products and services, we may from time to time transmit confidential information. We also have access to, collect or maintain private or confidential information regarding our customers, employees, and suppliers, as well as our business. We face risks associated with security breaches, whether through cyber-attacks or cyber intrusions over the internet, malware, computer viruses, attachments to e-mails, persons inside our organization or persons with access to systems inside our organization, and other significant disruptions of our information technology networks and related systems. These risks include operational interruption, private data exposure and damage to our relationship with our customers, among others. Cyber-attacks are rapidly evolving and becoming increasingly sophisticated. It is possible that computer hackers and others might compromise our security measures, or the security measures of those parties that we do business with now or in the future, and obtain the personal information of our customers, employees and suppliers or our business information. A security breach of any kind, including physical or electronic break-ins, computer viruses and attacks by hackers, employees or others, could expose us to risks of data loss, litigation, government enforcement actions, regulatory penalties and costly response measures, and could seriously disrupt our operations. Any resulting negative publicity could significantly harm our reputation, which could cause us to lose market share and have an adverse effect on our results of operations.

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Risks Relating to the FG Operating Business

The words “we”, “us”, “our” or “the Company” refers to FG when used in the Risk Relating to FG Operating Business section below.

FG’s capital allocation strategy may not be successful, which could adversely impact our financial condition.

We intend to continue investing part of our cash balances in public and private companies and may engage in mergers, acquisitions and divestitures. We intend our holdings in public companies to be made in circumstances where we believe that we will be able to exercise some degree of influence or control. We may also continue to invest in private companies or other areas, including acquisitions of businesses. These types of holdings are riskier than holding our cash balances as bank deposits or, for example, conservative options such as treasury bonds or money market funds. There can be no assurance that we will be able to maintain or enhance the value or the performance of the companies in which we have invested or may invest in the future, or that we will achieve returns or benefits from these holdings. Under certain circumstances, significant declines in the fair values of these holdings may require the recognition of other-than-temporary impairment losses. We may lose all or part of our holdings relating to such companies if their value decreases as a result of their financial performance or for any other reason. If our interests differ from those of other investors in companies over which we do not have control, we may be unable to effect any change at those companies. We are not required to meet any diversification standards, and our holdings may continue to remain concentrated. In addition, we may seek to sell some or all of our existing businesses as part of our holding company strategy.

If our capital allocation strategy is not successful or we achieve less than expected returns from these holdings, it could have a material adverse effect on us. The Board of Directors may also change our capital allocation strategy at any time, and such changes could further increase our exposure, which could adversely impact us.

Any potential future acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or joint ventures may subject us to significant risks, any of which could harm our business.

Our long-term strategy may include identifying and acquiring, investing in or merging with suitable candidates on acceptable terms, entry into new lines of business and markets or divesting of certain business lines or activities. In particular, over time, we may acquire, make investments in or merge with providers of product offerings that complement our business or may terminate such activities. Mergers, acquisitions, divestitures and entries into new lines of business include a number of risks and present financial, managerial and operational challenges, including but not limited to:

●	diversion of management attention from running our existing business;
●	possible material weaknesses in internal control over financial reporting;
●	increased expenses including legal, administrative and compensation expenses related to newly hired or terminated employees;
●	increased costs to integrate, develop or, in the case of a divestiture, separate the technology, personnel, customer base and business practices of the acquired, new or divested business or assets;
●	potential exposure to material liabilities not discovered in the due diligence process;
●	potential adverse effects on reported results of operations due to possible write-down of goodwill and other intangible assets associated with acquisitions;
●	potential damage to customer relationships or loss of synergies in the case of divestitures; and
●	unavailability of acquisition financing or inability to obtain such financing on reasonable terms.

Any acquired business, technology, service or product, or entry into a new line of business could significantly under-perform relative to our expectations, and may not achieve the benefits we expect. For all these reasons, our pursuit of an acquisition, investment, new line of business, divestiture, merger or joint venture could cause our actual results to differ materially from those anticipated.

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Failure to effectively utilize or successfully assert intellectual property rights could negatively impact us.

We own or otherwise have rights to various trademarks and trade names used in conjunction with the sale of our products, the most significant of which is Strong®. We rely on trademark laws to protect these intellectual property rights. We cannot assure that these intellectual property rights will be effectively utilized or, if necessary, successfully asserted. There is a risk that we will not be able to obtain and perfect our own intellectual property rights, or, where appropriate, license from others, intellectual property rights necessary to support new product introductions. Our intellectual property rights, and any additional rights we may obtain in the future, may be invalidated, circumvented or challenged in the future. Our failure to perfect or successfully assert intellectual property rights could harm our competitive position and could negatively impact us.

Natural disasters and other catastrophic events beyond our control could adversely affect our business operations and financial performance.

The occurrence of one or more natural disasters, such as fires, hurricanes, tornados, tsunamis, floods and earthquakes, geo-political events, such as civil unrest in a country in which our suppliers are located or terrorist or military activities disrupting transportation, communication or utility systems, or other highly disruptive events, such as nuclear accidents, public health epidemics or pandemics, such as the COVID-19 pandemic, unusual weather conditions or cyber-attacks, could adversely affect our operations and financial performance. In the event of a major disruption caused by the occurrence of any of the aforementioned events, we may lose the services of our employees or experience system interruptions, which could lead to diminishment of our business operations. Such events could result, among other things, in operational disruptions, physical damage to or destruction or disruption of one or more of our properties or properties used by third parties in connection with the supply of products or services to us, the lack of an adequate workforce in parts or all of our operations and communications and transportation disruptions. We cannot anticipate all the ways in which the current global health crisis and financial market conditions could adversely impact our business. These factors could also cause consumer confidence and spending to decrease or result in increased volatility in the United States and global financial markets and economy. Such occurrences could have a material adverse effect on us and could also have indirect consequences such as increases in the costs of insurance if they result in significant loss of property or other insurable damage.

The insurance that we maintain may not fully cover all potential exposures.

We maintain property, business interruption and casualty insurance but such insurance may not cover all risks associated with the hazards of our business and is subject to limitations, including deductibles and maximum liabilities covered. We are potentially at risk if one or more of our insurance carriers fail. Additionally, severe disruptions in the domestic and global financial markets could adversely impact the ratings and survival of some insurers. In the future, we may not be able to obtain coverage at current levels, and our premiums may increase significantly on coverage that we maintain.

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FG has had limited operations upon which to predict our future performance, since the sale of our former insurance business.

At the end of 2019, FG sold its former insurance business, and began to transition to operate as a reinsurance, merchant banking and asset management holding company. Accordingly, our historical financial statements provide little basis upon which to predict our future performance. Our revenue has been reduced, as we have limited assets with which to generate revenue. Our failure to secure additional sources of revenue may have a material impact on our results of operations and financial condition. In addition, the uncertainty surrounding our future operations and business prospects may negatively impact the value and liquidity of our stock. If we are unable to implement our business plans successfully, our financial condition and results of operations will be impaired, and your investment in our Company will be at risk.

FG does not have an operating history or established reputation in the reinsurance industry, and our lack of an established operating history and reputation may make it difficult for us to attract or retain business.

FG provides property and casualty reinsurance through FGRe. We do not have a prolonged operating history on which we can base an estimate of our future earnings prospects. We also do not have an established reputation in the reinsurance industry. Reputation is a very important factor in the reinsurance industry, and competition for business is, in part, based on reputation. Although we expect that our reinsurance policies will be fully collateralized, we are a relatively newly formed reinsurance company and do not yet have a well-established reputation in the industry. Our lack of an established reputation may make it difficult for us to attract or retain business. We will compete with major reinsurers, all of which have substantially greater financial marketing and management resources than we do, which may make it difficult for us to effectively market our products or offer our products at a profit. In addition, we do not have or currently intend to obtain financial strength ratings, which may discourage certain counterparties from entering into reinsurance contracts with us.

As a reinsurer, we will depend on our cedents’ evaluations of the risks associated with their insurance underwriting, which may subject us to reinsurance losses.

In the proportional reinsurance business, in which we will assume an agreed percentage of each underlying insurance contract being reinsured, or quota-share contracts, we do not plan to separately evaluate each of the original individual risks assumed under these reinsurance contracts. We will therefore be largely dependent on the original underwriting decisions made by ceding companies, which will subject us to the risk that the cedents may not have adequately evaluated the insured risks and that the premiums ceded may not adequately compensate us for the risks we assume. We also do not plan to separately evaluate each of the individual claims made on the underlying insurance contracts under quota-share arrangements, in which case we will be dependent on the original claims decisions made by our cedents.

The involvement of reinsurance brokers may subject us to their credit risk.

As a standard practice of the reinsurance industry, reinsurers frequently pay amounts owed on claims under their policies to reinsurance brokers, and these brokers, in turn, remit these amounts to the ceding companies that have reinsured a portion of their liabilities with the reinsurer. In some jurisdictions, if a broker fails to make such a payment, the reinsurer might remain liable to the cedent for the deficiency notwithstanding the broker’s obligation to make such payment. Conversely, in certain jurisdictions, when the cedent pays premiums for policies to reinsurance brokers for payment to the reinsurer, these premiums are considered to have been paid and the cedent will no longer be liable to the reinsurer for these premiums, whether or not the reinsurer has actually received them from the broker. Consequently, as a reinsurer, we expect to assume a degree of credit risk associated with the brokers that we intend to do business with.

We may not be successful in carrying out our asset management strategy, and the fair value of our investments will be subject to a loss in value.

Through our SPAC sponsorships, we may be subject to lock-up agreements, and our ability to access the capital used to sponsor SPACs may be limited for a defined period, which may increase a risk of loss of all or a significant portion of value. Our investments may also become concentrated. A significant decline in the values of these investments may produce a large decrease in our consolidated shareholders’ equity and can have a material adverse effect on our consolidated book value per share and earnings.

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The insurance and reinsurance businesses are highly competitive, and we may not be able to compete successfully in those industries.

The reinsurance business, in which we participate, and the insurance business that we plan to enter are highly competitive. We compete and will compete with major U.S. and non-U.S. reinsurers and insurers, many of which have greater financial, marketing and management resources than we do. There has been significant consolidation in the insurance and reinsurance sector in recent years, and we may experience increased competition as a result of that consolidation, with consolidated entities having enhanced market power. These consolidated entities may use their enhanced market power and broader capital base to negotiate price reductions for products and services that compete with ours, and we may experience rate declines and possibly write less business. Any failure by us to effectively compete could adversely affect our financial condition and results of operations.

The insurance and reinsurance industries are highly cyclical, and we may at times experience periods characterized by excess underwriting capacity and unfavorable premium rates.

Historically, insurers and reinsurers have experienced significant fluctuations in operating results due to competition, frequency of occurrence or severity of catastrophic events, levels of capacity, general economic conditions, changes in equity, debt and other investment markets, changes in legislation, case law and prevailing concepts of liability, and other factors. Demand for reinsurance is influenced significantly by the underwriting results of primary insurers and prevailing general economic conditions. The supply of insurance and reinsurance is related to prevailing prices and levels of surplus capacity that, in turn, may fluctuate in response to changes in rates of return on both underwriting and investment sides. As a result, the insurance and reinsurance businesses historically have been cyclical, characterized by periods of intense price competition, due to excessive underwriting capacity, as well as periods when shortages of capacity permitted favorable premium levels and changes in terms and conditions. Until recently, the supply of insurance and reinsurance had increased over the past several years, and may again in the future, either as a result of capital provided by new entrants or by the commitment of additional capital by existing insurers or reinsurers. Continued increases in the supply of insurance and reinsurance may have consequences for us, including fewer contracts written, lower premium rates, increased expenses for customer acquisition and retention, and less favorable policy terms and conditions.

Climate change, as well as increasing regulation in the area of climate change, may adversely affect our insurance and reinsurance business, financial condition and results of operations.

Changing weather patterns and climatic conditions, such as global warming, may have added to the unpredictability and frequency of natural disasters in certain parts of the world and created additional uncertainty as to future trends and exposures. Although the loss experience of catastrophe insurers and reinsurers has historically been characterized as low frequency, there is a growing concern today that climate change increases the frequency and severity of extreme weather events, and, in recent years, the frequency of major catastrophes appears to have resumed historical levels or increased and may continue to increase in the future.

Claims for catastrophic events, or an unusual frequency of smaller losses in a particular period, could expose us to large losses, cause substantial volatility in our results of operations and could have a material adverse effect on our ability to write new business if we are not able to adequately assess and reserve for the increased frequency and severity of catastrophes resulting from these environmental factors. Additionally, catastrophic events could result in declines in the value of investments we hold and significant disruptions to our physical infrastructure, systems, and operations. Climate change-related risks may also specifically adversely impact the value of the securities that we hold.

Changes in security asset prices may impact the value of our investments, resulting in realized or unrealized losses on our invested assets. These risks are not limited to but can include: (i) changes in supply/demand characteristics for fossil fuels (e.g., coal, oil, natural gas); (ii) advances in low-carbon technology and renewable energy development; and (iii) effects of extreme weather events on the physical and operational exposure of industries and issuers, and the transition that these companies make towards addressing climate risk in their own businesses.

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We cannot predict how legal, regulatory and/or social responses to concerns around global climate change may impact our business. There can be no assurance that our reinsurance coverage and other measures taken will be sufficient to mitigate losses resulting from one or more catastrophic events. As a result, the occurrence of one or more catastrophic events and the continuation and worsening of recent trends could have an adverse effect on our results of operations and financial condition.

We are also subject to complex and changing laws, regulation and public policy debates relating to climate change which are difficult to predict and quantify and may have an adverse impact on our business. Changes in regulations relating to climate change or our own leadership decisions implemented as a result of assessing the impact of climate change on our business may result in an increase in the cost of doing business or a decrease in premiums in certain lines of business.

Underwriting risks and reserving for losses are based on probabilities and related modeling, which are subject to inherent uncertainties.

Our success is dependent upon our ability to assess accurately the risks associated with the businesses that we insure and reinsure. We establish reserves for losses and loss adjustment expenses which represent estimates based on actuarial and statistical projections, at a given point in time, of our and our cedent’s expectations of the ultimate future settlement and administration costs of losses incurred. We utilize actuarial models as well as available historical insurance industry loss ratio experience and loss development patterns to assist in the establishment of loss reserves. Most or all of these factors are not directly quantifiable, particularly on a prospective basis, and the effects of these and unforeseen factors could negatively impact our ability to accurately assess the risks of the policies that we write. Changes in the assumptions used by these models or by management could lead to an increase in our estimate of ultimate losses in the future. In addition, there may be significant reporting lags between the occurrence of the insured event and the time it is reported to the insurer and additional lags between the time of reporting and final settlement of claims. In addition, the estimation of loss reserves is more difficult during times of adverse economic and market conditions due to unexpected changes in behavior of claimants and policyholders, including an increase in fraudulent reporting of exposures and/or losses, reduced maintenance of insured properties or increased frequency of small claims. Changes in the level of inflation also result in an increased level of uncertainty in our estimation of loss reserves. As a result, actual losses and loss adjustment expenses paid can deviate, perhaps substantially, from the reserve estimates reflected in our financial statements.

If our loss reserves are determined to be inadequate, we will be required to increase loss reserves at the time of such determination with a corresponding reduction in our net income in the period when the deficiency becomes known. It is possible that claims in respect of events that have occurred could exceed our claim reserves and have a material adverse effect on our results of operations, in a particular period, or our financial condition in general. As a compounding factor, although most insurance contracts have policy limits, the nature of property and casualty insurance and reinsurance is such that losses and the associated expenses can exceed policy limits for a variety of reasons and could significantly exceed the premiums received on the underlying policies, thereby further adversely affecting our financial condition.

FG’s results of operations will fluctuate from period to period and may not be indicative of our long-term prospects.

We anticipate that the performance of our reinsurance operations and our investment portfolio will fluctuate from period to period. In addition, because we plan to underwrite products and make investments to achieve favorable return on equity over the long-term, our short-term results of operations may not be indicative of our long-term prospects. Our results of operations may also be adversely impacted by general economic conditions and the conditions and outlook of the reinsurance markets and capital markets.

Changes in the value of the equity holdings FG directly owns, or indirectly owns through our ownership of equity method investees, could materially affect our income and increase the volatility of our earnings.

As of March 31, 2024, our consolidated balance sheet includes approximately $49 million related to equity holdings held directly by us or indirectly through equity method investees. Changes in the value of any of the investments could significantly impact our reported results and shareholders’ equity.

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Adverse developments in the financial markets could have a material adverse effect on FG’s results of operations, financial position and our businesses, and may also limit our access to capital.

Adverse developments in the financial markets, such as disruptions, uncertainty or volatility in the capital and credit markets, may result in realized and unrealized capital losses that could have a material adverse effect on our results of operations, financial position and our businesses, and may also limit our access to capital required to operate our business. Depending on market conditions, we could incur additional realized and unrealized losses on our investment portfolio in future periods, which could have a material adverse effect on our results of operations, financial condition and business. Economic conditions could also have a material impact on the frequency and severity of claims and therefore could negatively impact our underwriting returns. The volatility in the financial markets could continue to significantly affect our investment returns, reported results, and shareholders’ equity.

The capital requirements of our businesses depend on many factors, including regulatory requirements, the performance of our investment portfolio, our ability to write new business successfully, the frequency and severity of catastrophe events and our ability to establish premium rates and reserves at levels sufficient to cover losses.

FG’s investments in special purpose acquisition companies as well as the sponsors of special purpose acquisition companies involve a high degree of risk.

We have invested in IPOs of special purpose acquisition companies, including SPACs that are sponsored by our affiliates. In general, a SPAC is a special purpose vehicle that is formed to raise capital from the public through an IPO with the purpose, usually, of using the proceeds to acquire a single unspecified business or assets to be identified after the IPO. The IPO proceeds are held in a trust account until released to fund a business combination or used to redeem shares sold in the IPO. SPACs are required to either consummate a business combination or liquidate within a set period of time following their IPO. Because, at the time of the IPO, the SPAC has no operating history or any plans, arrangements or understandings with any prospective investment targets, we will have no basis upon which to evaluate the SPAC’s ability to achieve its business objectives. If a SPAC fails to complete its initial business transaction within the required time period, it will never generate any operating revenues and our SPAC investment may receive only a fixed dollar amount per share upon redemption, or less than such fixed amount in certain circumstances which could significantly affect our operating results and shareholders’ equity.

Additionally, we have acquired equity interests in and expect to acquire additional interests in various sponsors of SPACs (“Sponsor”). By investing in a Sponsor, we have provided at-risk capital which allows the Sponsor to launch the IPO of the SPAC. In exchange for this investment, we own interests in the Sponsor that entitle us to receive distributions of shares and warrants in the SPAC. These Sponsor interests do not have redemption rights to receive any portion of our original investment back from the trust account of the SPAC, as is normally associated with an IPO investment directly into a SPAC. Accordingly, an investment in a Sponsor is subject to a much higher degree of risk than an investment directly in a SPAC’s IPO because the entire investment may be lost if the SPAC is not successful in consummating a business combination. Such potential loss could have a material effect on our financial results and shareholders’ equity.

As the number of SPACs evaluating targets increases, attractive targets may become more scarce, and there may be increased competition for attractive targets. This could increase the cost of an initial business combination and it could even result in an inability to find a target or to consummate an initial business combination.

In recent years, the number of SPACs that have been formed has increased substantially. Many potential targets for special purpose acquisition companies have already entered into an initial business combination. As a result, at times, fewer attractive targets may be available to consummate an initial business combination.

In addition, because there are more SPACs seeking to enter into an initial business combination with available targets, the competition for available targets with attractive fundamentals or business models may increase, which could cause target companies to demand improved financial terms. Attractive deals could also become more scarce for other reasons, such as economic or industry sector downturns, geopolitical tensions, or increases in the cost of additional capital needed to close business combinations or operate targets post-business combination. Together, this could increase the cost of, delay or otherwise complicate or frustrate the ability of a SPAC to find and consummate an initial business combination and may result in an inability to consummate an initial business combination on terms favorable to investors altogether.

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Furthermore, the strength of the market for SPAC IPOs has fluctuated substantially from year to year and has experienced cycles of relative strength and weakness. There can be no assurance that the SPAC market will be strong in the future.

Legal and Regulatory Risks

FG’s failure to obtain or maintain approval of insurance regulators and other regulatory authorities as required for the operations of our reinsurance subsidiary may have a material adverse effect on our future business, financial condition, results of operations and prospects.

FGRe, FG’s reinsurance subsidiary, has a Class B (iii) insurer license in accordance with the terms of The Insurance Law, 2010 and is subject to regulation by the Cayman Islands Monetary Authority. Failure to comply with the laws, regulations and requirements applicable to a Cayman Islands-domiciled reinsurance subsidiary could result in consequences which may have a material adverse effect on our business and results of operations. Our future business plans may also require advance approval of our insurance operations. Failure to receive or maintain the licenses necessary to execute on our strategy or receive necessary approvals may have a material adverse effect on our future business.

FG is subject to the risk of becoming an investment company under the Investment Company Act.

We are subject to the risk of inadvertently becoming an investment company, which would require us to register under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Registered investment companies are subject to extensive, restrictive and potentially adverse regulations relating to, among other things, operating methods, management, capital structure, dividends and transactions with affiliates. Registered investment companies are not permitted to operate their business in the manner in which we currently operate and plan to operate our business in the future.

We plan to monitor the value of our investments and structure our operations and transactions to qualify for exemptions under the Investment Company Act. Accordingly, we may structure transactions in manners less advantageous than if we did not have Investment Company Act concerns, or we may avoid otherwise economically desirable transactions due to those concerns. In addition, adverse developments with respect to our ownership of our operating subsidiaries, including significant appreciation or depreciation in the market value of certain of our publicly traded holdings, could result in our inadvertently becoming an investment company. If it were established that we were an investment company, there would be a risk, among other material adverse consequences, that we could become subject to monetary penalties or injunctive relief, or both, in an action brought by the SEC, that we would be unable to enforce contracts with third parties, or that third parties could seek to obtain rescission of transactions with us undertaken during the period it was established that we were an unregistered investment company.

FG has a limited operating history as a publicly traded company. Our inexperience as a public company and the requirements of being a public company may strain our resources, divert management’s attention, affect our ability to attract and retain qualified board members and have a material adverse effect on us and our stockholders.

We have a limited operating history as a publicly traded company. As a publicly traded company, we are required to develop and implement substantial control systems, policies and procedures to satisfy our periodic SEC reporting and Nasdaq obligations. Management’s previous experience may not be sufficient to successfully develop and implement these systems, policies and procedures and to operate our Company. Failure to do so could jeopardize our status as a public company, and the loss of such status may have a material adverse effect on us and our stockholders.

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In addition, as a public company, we are subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act, the Dodd-Frank Act, and Nasdaq rules, including those promulgated in response to the Sarbanes-Oxley Act. The requirements of these rules and regulations increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal controls for financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures, we need to continually commit significant resources, maintain staff and provide additional management oversight. In addition, implementing our business strategy and sustaining our growth will require us to commit additional management, operational and financial resources to identify new professionals to join our organization and to maintain appropriate operational and financial systems to adequately support expansion. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As a public company, we incur significant annual expenses related to these steps associated with, among other things, director fees, reporting requirements, transfer agent fees, accounting, administrative personnel, auditing and legal fees and similar expenses. We also incur higher costs for director and officer liability insurance and other insurance coverages. Any of these factors make it more difficult for us to attract and retain qualified members of our Board of Directors. Finally, we expect to incur additional costs once we lose smaller reporting company status or are required to provide an auditor attestation report on the effectiveness of our internal control over financial reporting.

If FG fails to establish and maintain an effective system of integrated internal controls, we may not be able to report our financial results accurately, which could have a material adverse effect on our business, financial condition and results of operations.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that we will need to evaluate frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls and attestations of the effectiveness of internal controls by independent auditors. We currently qualify as a smaller reporting company under the regulations of the SEC. As a smaller reporting company, we are exempt from the requirement to include the auditor’s report of the effectiveness of internal control over financial reporting until such time as we no longer qualify as a smaller reporting company, based on our public float and reporting more than $100 million in annual revenues in a fiscal year. Regardless of our qualification status, we have implemented control systems and procedures to satisfy the reporting requirements under the Exchange Act and applicable requirements of Nasdaq, among other items. Maintaining these internal controls is costly and may divert management’s attention.

Our evaluation of our internal controls over financial reporting may identify material weaknesses that may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC, or violations of Nasdaq’s listing rules. There also could be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements also could suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This may have a material adverse effect on our business, financial condition and results of operations and could also lead to a decline in the price of our common stock.

While FG currently qualifies as a smaller reporting company under SEC regulations, we cannot be certain, if we take advantage of the reduced disclosure requirements applicable to these companies, that we will not make our stock less attractive to investors. Once we lose smaller reporting company status, the costs and demands placed upon our management are expected to increase.

The SEC’s rules exempt smaller reporting companies, like us, from various reporting requirements applicable to public companies that are not smaller reporting companies. So long as we qualify as a smaller reporting company, based on our public float, and report less than $100 million in annual revenues in a fiscal year, we are permitted, and we intend, to omit the auditor’s attestation on internal control over financial reporting that would otherwise be required by the Sarbanes-Oxley Act.

Until such time that we lose smaller reporting company status, it is unclear if investors will find our stock less attractive because we may rely on certain disclosure exemptions. If some investors find our stock less attractive as a result, there may be a less active trading market for the stock, and our stock price may be more volatile and could cause our stock price to decline. Even if we remain a smaller reporting company, if our public float exceeds $75 million and we report $100 million or more in annual revenues in a fiscal year, we will become subject to the provisions of Section 404(b) of the Sarbanes-Oxley Act, requiring our independent registered public accounting firm to provide an attestation report on the effectiveness of our internal control over financial reporting, making the public reporting process more costly.

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Holders of FG’s outstanding shares of 8.00% Cumulative Preferred Stock, Series A, have dividend, liquidation and other rights that are senior to the rights of holders of our common shares.

As of March 31, 2024, we have issued and outstanding 894,580 shares of preferred stock designated as 8.00% Cumulative Preferred Stock, Series A, par value $25.00 per share (the “Series A Preferred Stock”). The aggregate liquidation preference with respect to the outstanding shares of Series A Preferred Stock is approximately $22.4 million, and annual dividends on the outstanding shares of Series A Preferred Stock are approximately $1.8 million. Holders of our Series A Preferred Stock are entitled to receive, when, as and if declared by our Board of Directors cumulative cash dividends from and including the original issue date at the rate of 8.00% of the $25.00 per share liquidation preference per annum (equivalent to $2.00 per annum per share). Upon our voluntary or involuntary liquidation, dissolution or winding up, before any payment is made to holders of our common shares, holders of these preferred shares are entitled to receive, for each share held, an amount equal to the $25.00 liquidation preference and unpaid dividends. This would reduce the remaining amount of our assets, if any, available to distribute to holders of our common shares.

Our Board of Directors has the authority to designate and issue additional preferred shares with liquidation, dividend and other rights that are senior to those of our common shares, similar or senior to the rights of the holders of our Series A Preferred Stock. Because our decision to issue additional securities will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of any future offerings. Thus, our stockholders bear the risk that future securities issuances might dilute their interests and reduce the market price of our stock.

FG may fail to satisfy the continued listing standards of Nasdaq, in which case our stock might be delisted.

Even though we currently satisfy the continued listing standards for Nasdaq and expect to continue to do so, we can provide no assurance that we will continue to satisfy the continued listing standards in the future. In the event that we are unable to satisfy the continued listing standards of Nasdaq, our stock may be delisted from that market. Any delisting of our stock from Nasdaq could:

●	adversely affect our ability to attract new investors;
●	decrease the liquidity of our outstanding stock;
●	reduce our flexibility to raise additional capital;
●	reduce the price at which our stocks trade; and
●	increase the transaction costs inherent in trading our stock, with overall negative effects for our stockholders.

In addition, delisting our stock could deter broker-dealers from making a market in or otherwise seeking or generating interest in our stock and might deter some institutions or others from investing in our securities at all. For these reasons and others, delisting could adversely affect the price of our stock and our business, financial condition and results of operations.

Technology and Operational Risks

FG’s information technology systems may fail or suffer a loss of security which may have a material adverse effect on our business.

Our business is highly dependent upon the successful and uninterrupted functioning of our computer and data processing systems. Our operations are dependent upon our ability to process our business timely and efficiently and protect our information systems from physical loss or unauthorized access. In the event that our systems cannot be accessed due to a natural catastrophe, terrorist attack or power outage, or systems and telecommunications failures or outages, external attacks such as computer viruses, malware or cyber-attacks, or other disruptions occur, our ability to perform business operations on a timely basis could be significantly impaired and may cause our systems to be inaccessible for an extended period of time. A sustained business interruption or system failure could adversely impact our ability to perform necessary business operations in a timely manner, hurt our relationships with our business partners and customers and have a material adverse effect our financial condition and results of operations.

Our operations also depend on the reliable and secure processing, storage and transmission of confidential and other information in our computer systems and networks. From time to time, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, systems failures and disruptions. Computer viruses, hackers, phishing attacks, social engineering schemes, ransomware, employee misconduct and other external hazards could expose our data systems to security breaches, cyber-attacks or other disruptions. In addition, we routinely transmit and receive personal, confidential and proprietary information by electronic means. Our systems and networks may be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our customers’ information or theft of funds and other monetary loss, which in turn may result in legal claims, regulatory scrutiny and liability, damage to our reputation, the incurrence of costs to eliminate or mitigate further exposure, the loss of customers or affiliated advisers or other damage to our business.

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Risks Related to FG’s Significant Shareholder

Fundamental Global GP, LLC and its affiliated entity control a substantial interest in us and thus may exert substantial influence on actions requiring a stockholder vote, potentially in a manner that you do not support.

As of March 31, 2024, Fundamental Global GP, LLC (“FGGP”) and its affiliated entities collectively beneficially owned approximately 28.3% of our common stock. Accordingly, they may exert a substantial influence on actions requiring a stockholder vote, including election of directors, potentially in a manner that you do not support. D. Kyle Cerminara, Chairman of our Board of Directors, serves as Chief Executive Officer, Co-Founder and Partner of FGGP. Due to his position as a member of our Board of Directions as well as his positions at FG, he has considerable influence on actions requiring a stockholder vote.

Risks Related to Human Capital

FG may be unable to attract and retain key personnel and management, which could adversely impact our ability to successfully implement and execute our business and growth strategy.

The successful implementation of our business and growth strategy depends in large part upon the ability and experience of members of our management and other personnel. Our performance will be dependent on our ability to identify, hire, train, motivate and retain qualified management and personnel with experience in the reinsurance industry, investment advisory services, and in real estate investments. We may not be able to attract and retain such personnel on acceptable terms, or at all. If we lose the service of qualified management or other personnel or are unable to attract and retain the necessary members of management or personnel, we may not be able to successfully execute on our business strategy, which could have an adverse effect on our business.

Some of FG’s directors and officers also serve as directors and/or executive officers for other public companies or for our controlling stockholders or their affiliates, which may lead to conflicting interests.

Our Chairman and CEO, D. Kyle Cerminara, serves as an executive officer of FGGP and its affiliated entity, which together, as of March 31, 2024, beneficially owned approximately 28.3% of our outstanding shares of common stock. Mr. Cerminara is also the Chairman of FG Acquisition Corp (TSX:FGAA.U). Scott D. Wollney, one of our directors, serves as an executive officer and director of Atlas Financial Holdings, Inc. (Nasdaq: AFH) (“Atlas”), a commercial automobile managing general agency. Our head of merchant banking, Larry Swets, serves as director of GreenFirst Forest Products Inc. (TSXV: GFP), and FG Acquisition Corp. (TSX: FGAA.U). He also serves as the Chief Executive Officer of FG Acquisition Corp. Our Chief Financial Officer, Mark D. Roberson, also serves as Director and Chief Executive Officer of SGE.

Our executive officers and members of our Company’s Board of Directors have fiduciary duties to our stockholders; likewise, persons who serve in similar capacities at the public companies have fiduciary duties to those companies’ investors. There may be potential conflicts of interest if our Company and one or more of these other companies pursue acquisitions, investments and other business opportunities that may be suitable for each of us. Our directors who find themselves in these multiple roles may, as a result, have conflicts of interest or the appearance of conflicts of interest with respect to matters involving or affecting more than one of the companies to which they owe fiduciary duties. Furthermore, our directors who find themselves in these multiple roles own stock options, shares of common stock and other securities in some of these entities. These ownership interests could create, or appear to create, potential conflicts of interest when the applicable individuals are faced with decisions that could have different implications for our Company and these other entities. From time to time, we may enter into transactions with or participate jointly in investments with those other entities or their affiliates. We may create new situations in the future in which our directors serve as directors or executive officers in future investment holdings of such entities.

FG’s executive officers and directors will allocate their time to our and other businesses in which they are involved, at their discretion, potentially to the detriment of FG.

Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in conflicts of interest in allocating their time between our operations and those other businesses in which they are involved. Our chief executive officer is engaged in other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific amount of time to our affairs. Our directors also serve as officers and board members for other entities. If our executive officers’ and directors’ elect to devote substantial amounts of time to the affairs of other businesses, in excess of current levels, they might not assign sufficient attention to FG, potentially impairing our results of operations, financial condition, and prospects and the value of our securities.

Members of our management and companies with which they are affiliated in the past have been, and may in the future be, involved in civil disputes and litigation and governmental investigations relating to their business affairs unrelated to our company. Any such claims or investigations may divert management’s attention from our business or be detrimental to our reputation, resulting in adverse effects upon our results of operations, financial condition, and prospects and the value of our securities held by investors.

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PROPERTIES

FUNDAMENTAL GLOBAL INC.

FG’s executive offices are located at 108 Gateway Blvd, Suite 204, Mooresville, NC 28117. In the opinion of FG’s management, its executive offices are suitable for its current business and are adequately maintained.

STRONG GLOBAL ENTERTAINMENT, INC.

SGE’s United States corporate offices are located at 108 Gateway Blvd, Suite 204, Mooresville, NC 28117. In addition, SGE or its subsidiaries lease the following facilities as of the date hereof:

●	Strong/MDI leases an approximate 80,000 square-foot manufacturing plant in Joliette, Quebec, Canada. The Joliette Plant is used for offices, manufacturing, assembly and distribution of cinema and other screens. The initial term of the lease for this facility expires in 2038.
●	STS leases a combined office and warehouse facility in Omaha, Nebraska, which is primarily used for the storage and distribution of third-party products. The lease for this facility expires in February 2027.
●	STS also leases a warehouse facility in Shawnee, Kansas, which is primarily used for the storage and distribution of third-party products. The lease for this facility expires in May 2025.

SGE believes these facilities are adequate for future needs. In addition, SGE does not anticipate any difficulty in retaining occupancy of any leased facilities, either by renewing leases prior to expiration or replacing them with equivalent leased facilities, or purchasing these or other facilities in the future.

LEGAL PROCEEDINGS

Legal Proceedings

SGE is involved, from time to time, in certain legal disputes in the ordinary course of business. No such disputes, individually or in the aggregate, are expected to have a material effect on the SGE’s business or financial condition.

FG is named as a defendant in personal injury lawsuits based on alleged exposure to asbestos-containing materials related to the operations of a former division of SGE. A majority of the cases involve product liability claims based principally on allegations of past distribution of commercial lighting products containing wiring that may have contained asbestos. Each case names dozens of corporate defendants in addition to FG. In FG’s experience, a large percentage of these types of claims have never been substantiated and have been dismissed by the courts. FG has not suffered any adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. Under the Fundamental Global Asset Purchase Agreement, SGE agreed to indemnify FG for future losses, if any related to current product liability or personal injury claims arising out of products sold or distributed in the U.S. by the operations of the businesses being transferred to SGE in the Separation, in an aggregate amount not to exceed $250,000 per year, as well as to indemnify FG for all expenses (including legal fees) related to the defense of such claims. As of March 31, 2024, FG has a loss contingency reserve of approximately $0.3 million, of which $0.1 million represents future payments on a settled case and the remaining $0.2 million represents the FG’s estimate of its potential losses related to the settlement of open cases. When appropriate, FG may settle additional claims in the future. FG does not expect the resolution of these cases to have a material adverse effect on its consolidated financial condition, results of operations or cash flows.

On April 29, 2024, Ravenwood-Productions LLC (“Ravenwood”) and Kevin V. Duncan (“Duncan” and, together with Ravenwood, the “Plaintiffs”) filed a civil complaint (the “Complaint”) against SGE, certain affiliated entities, and certain of its current and former employees, officers and directors (collectively, the “Defendants”) in the United States District Court for the Central District of California. The Complaint claims seven causes of action, each claim against some, or all, of the Defendants. The Plaintiffs seek, among other forms of relief, compensatory damages and restitution. SGE, along with the other Defendants, deny the allegations in the Complaint, and intend to vigorously defend against the Complaint. Based on information presently available to SG and consultation with legal counsel, SGE believes the Complaint is without merit. As of the date hereof, SGE does not believe a loss related to the Complaint is probable, and no liability or reserve has been established for this matter, although SGE expect to incur legal fees and other costs related to its defense of these claims.

On July 16, 2024, FG received notice that its was named as a defendant in a civil action filed, along with over 500 other companies, for cost recovery and contributions related to the release and/or threatened release of hazardous substances from a facility known as the BKK Class 1 Landfill in Los Angeles County California from periods prior to 1987. The action alleges that FGH is a successor to Pichel Industries, Inc. (“Pichel Industries”) and that Pichel Industries contributed waste to the landfill. Management of FG is in the early stages of evaluating the claim and determining its response.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FUNDAMENTAL GLOBAL INC.

You should read the following discussion in conjunction with our consolidated financial statements and related notes and information included elsewhere in this proxy statement/prospectus. You should review the “Risk Factors” section of this proxy statement/prospectus for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. Some of the information contained in this discussion and analysis and set forth elsewhere in this proxy statement/prospectus includes forward-looking statements that involve risks and uncertainties.

Unless context denotes otherwise, the terms “Company,” “we,” “us,” and “our,” refer to Fundamental Global Inc., and its subsidiaries.

Results of Operations

Year Ended December 31, 2023 Compared to Year Ended December 31, 2022

The results of operations for the years ended December 31, 2023 and December 31, 2022 presented below are the results of FGH, which are now our historical results following the consummation of the FGF Merger.

	Year Ended December 31,
	2023	2022	$ Change	% Change
	(dollars in thousands)
Revenues	$43,328	$40,323	$3,005	7.5%
Expenses	46,777	42,128	4,649	11.0%
Loss from operations	(3,449)	(1,805)	(1,644)	91.1%
Other expense, net	(3,731)	(4,724)	(993)	21.0%
Net loss from continuing operations	(9,781)	(6,599)	(3,182)	48.2%

Revenue

Revenue increased $3.0 million or 7.5% to $43.3 million for the year ended December 31, 2023 from $40.3 million for the year ended December 31, 2022.

The primary driver of revenue growth was a $3.7 million increase in revenue from Strong Entertainment, which was partially offset by the expiration of the agreement covering support services provided to Firefly, which expired at the end of 2022. The growth in revenue from Strong Entertainment was due to increased sales of projection screens, audio visual equipment and related products to the cinema industry, as well as higher demand from cinema customers for installation services and field maintenance and monitoring services.

Expenses

Total expenses increased $4.6 million or 11.0% to $46.8 million for the year ended December 31, 2023 from $42.1 million for the year ended December 31, 2022. Expenses are comprised of cost of sales related to the Strong Entertainment operating business and selling, general and administrative expenses. The increase in total expenses was due to $2.3 million increase in cost of cinema product and service revenues accompanying the revenue growth in the entertainment business, a $2.9 million increase in selling, general and administrative expenses due to the combination of growth in the entertainment business and the additional costs of operating Strong Entertainment as a public company.

Loss from Operations

Loss from operations increased $1.6 million or 91.1% to $3.4 million for the year ended December 31, 2023 from $1.8 million during the year ended December 31, 2022. Improvements in operating results from Strong Entertainment were offset by increased overhead costs related to operating Strong Entertainment as a separate public company.

Net Loss from Continuing Operations

Net loss from continuing operations increased $3.2 million or 48.2% to $9.8 million for the year ended December 31, 2023 from $6.6 million during the year ended December 31, 2022. Other expense, net included a $6.2 million unrealizes loss on equity holdings during the year ended December 31, 2023 compared to an unrealized loss of $4.5 million during the year ended December 31, 2022. The unrealized loss on equity holdings during the year ended December 31, 2023 was partially offset by a $2.5 million gain on an insurance policy and a $1.0 million gain from the acquisition of ICS.

Three Months Ended March 31, 2024 Compared to Three Months Ended March 31, 2023

	Three Months Ended March 31,
	2024	2023	$ Change	% Change
	(dollars in thousands)
Revenues	$8,643	$6,567	$2,076	31.6%
Expenses	14,575	10,696	3,879	36.3%
Loss from operations	(5,932)	(4,129)	1,803	43.7%
Bargain purchase on acquisition and other income, net	1,795	32	1,763	n/m
Net loss from continuing operations	(4,253)	(3,798)	455	12.0%

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Revenue

Revenue increased $2.1 million or 31.6% to $8.6 million for the three months ended March 31, 2024 from $6.6 million for the three months ended March 31, 2023.

The primary driver of revenue growth was a $1.1 million increase in revenue from Strong Entertainment combined with improved investment performance as compared with the prior year period. The growth in revenue from Strong Entertainment was due to increased demand from cinema operators for screen products and installation services. Investment income was favorable as the Company’s equity method losses were lower in the current year period. The three months ended March 31, 2024 also includes reinsurance premiums and investment income for one month following the merger transaction which was effective February 29, 2024. The second quarter of 2024 will be the first reporting period that will reflect a full quarter of reinsurance and investment operating results from the acquired FG Financial business lines.

Expenses

Total expenses increased $3.9 million or 36.3% to $14.6 million for the three months ended March 31, 2024 from $10.7 million for the three months ended March 31, 2023. Expenses are comprised of cost of sales related to the Strong Entertainment operating business, costs of the reinsurance and asset management business and selling, general and administrative expenses. The increase in total expenses was due to $0.7 million increase in cost of cinema product and service revenues accompanying the revenue growth in the entertainment business; a $1.1 million increase in selling, general and administrative expenses due to the combination of growth in the entertainment business, the additional costs of operating Strong Entertainment as a public company, and the additional SG&A from the FGF Financial business following the February 2024 merger which added $1.1 million in reinsurance expenses and general and expense in the period following the February 2024 merger; and a $1.4 million non-cash impairment related to the sale of the Digital Ignition building. As an objective of merging FGH and FGF, management expects general and administrative costs to decline following the merger transition.

Loss from Operations

Loss from operations increased $1.8 million or 43.7% to $5.9 million for the three months ended March 31, 2024 from $4.1 million during the first quarter of 2023. Improvements in operating results from Strong Entertainment and improved investment results were offset by increased overhead costs related to operating Strong Entertainment as a separate public company and the non-cash impairment loss of $1.4 million related to the sale of Digital Ignition. Those increased expenses were partially offset by a non-recurring $1.8 million gain related to the FGF merger transaction and the improved gross profit contribution from Strong Entertainment.

Net Loss from Continuing Operations

Net loss from continuing operations increased $0.5 million or 12.0% to $4.3 million for the three months ended March 31, 2024 from $3.8 million during the first quarter of 2023. Improvements in operating results from Strong Entertainment and improved investment results were offset by increased overhead costs related to operating Strong Entertainment as a separate public company and the non-cash impairment loss of $1.4 million related to the sale of Digital Ignition. Net loss from continuing operations also benefited from $1.8 million gain related to the FGF merger transaction presented in bargain purchase from acquisition and other income, net.

Critical Accounting Estimates

Critical accounting estimates are those estimates made in accordance with generally accepted accounting principles that involve a significant level of estimation uncertainty and have had or are reasonably likely to have a material impact on our financial condition or results of operations. Actual results may differ materially from these estimates. Set forth below is qualitative and quantitative information necessary to understand the estimation uncertainty and the impact the critical accounting estimate has had or is reasonably likely to have on financial condition or results of operations, to the extent the information is material and reasonably available.

Other Investments

Other investments consist, in part, of equity investments made in privately held companies accounted for under the equity method. Certain investments held by our equity method investees are valued using Monte-Carlo simulation and option pricing models. Inherent in Monte-Carlo simulation and option pricing models are assumptions related to expected volatility and discount for lack of marketability of the underlying investment. Our investees estimate the volatility of these investments based on the historical performance of various broad market indices blended with various peer companies which they consider as having similar characteristics to the underlying investment, as well as consideration of price and volatility of relevant publicly traded securities such as SPAC warrants. Our investees also consider the probability of a successful merger when valuing equity for SPACs that have not yet completed a business combination.

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Current Expected Credit Loss

Upon adoption of ASU 2016-13, the Company calculated an allowance for expected credit losses for its reinsurance balances receivable by applying a Probability of Default / Loss Given Default model. The model considers both the external collectability history as well as external loss history. The external loss history that the Company used included a long-term probability of liquidation study specific to insurance companies. Additionally, the life of each of the Company’s reinsurance treaties was also considered as the probability of default was calculated over the contractual length of the reinsurance contracts. The credit worthiness of a counterparty is evaluated by considering the credit ratings assigned by independent agencies and individually evaluating all the counterparties.

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Management determines the allowance for expected credit losses based on several factors, including overall customer credit quality, historical write-off experience and a specific analysis that projects the ultimate collectability of the account. As such, these factors may change over time causing the allowance level and provision for expected credit losses to be adjusted accordingly. Past due accounts are written off when our efforts have been unsuccessful in collecting amounts due.

Valuation of Net Deferred Income Taxes

The provision for income taxes is calculated based on the expected tax treatment of transactions recorded in the Company’s consolidated financial statements. In determining its provision for income taxes, the Company interprets tax legislation in a variety of jurisdictions and makes assumptions about the expected timing of the reversal of deferred income tax assets and liabilities and the valuation of net deferred income taxes.

The ultimate realization of the deferred income tax asset balance is dependent upon the generation of future taxable income during the periods in which the Company’s temporary differences reverse and become deductible. A valuation allowance is established when it is more likely than not that all or a portion of the deferred income tax asset balance will not be realized. In determining whether a valuation allowance is needed, management considers all available positive and negative evidence affecting specific deferred income tax asset balances, including the Company’s past and anticipated future performance, the reversal of deferred income tax liabilities, and the availability of tax planning strategies. To the extent a valuation allowance is established in a period, an expense must be recorded within the income tax provision in the consolidated statements of income and comprehensive income.

Premium Revenue Recognition

The Company participates in reinsurance quota-share contracts and estimates the ultimate premiums for the contract period. These estimates are based on information received from the ceding companies, whereby premiums are recorded as written in the same periods in which the underlying insurance contracts are written and are based on cession statements from cedents. These statements are received quarterly and in arrears, and thus, for any reporting lag, premiums written are estimated based on the portion of the ultimate estimated premiums relating to the risks underwritten during the lag period. Premium estimates are reviewed by management periodically. Such review includes a comparison of actual reported premiums to expected ultimate premiums. Based on management’s review, the appropriateness of the premium estimates is evaluated, and any adjustments to these estimates are recorded in the period in which they are determined. Changes in premium estimates, including premiums receivable, are not unusual and may result in significant adjustments in any period. A significant portion of amounts included in the caption “Reinsurance balances receivable” in the Company’s consolidated balance sheets represent estimated premiums written, net of commissions, brokerage, and loss and loss adjustment expense, and are not currently due based on the terms of the underlying contracts. Premiums written are generally recognized as earned over the contract period in proportion to the risk covered. Additional premiums due on a contract that has no remaining coverage period are earned in full when written. Unearned premiums represent the unexpired portion of reinsurance provided.

Revenue Recognition for Products and Services

The Company accounts for revenue using the following steps:

●	Identify the contract, or contracts, with a customer;
●	Identify the performance obligations in the contract;
●	Determine the transaction price;
●	Allocate the transaction price to the identified performance obligations; and
●	Recognize revenue when, or as, the Company satisfies the performance obligations.

We combine contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine the separate units of accounting, whether the items have value on a standalone basis and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost plus margin approach. We estimate the amount of total contract consideration we expect to receive for variable arrangements by determining the most likely amount we expect to earn from the arrangement based on the expected quantities of services we expect to provide and the contractual pricing based on those quantities. We only include some or a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. We consider the sensitivity of the estimate, our relationship and experience with the client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

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As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. We typically do not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

We recognize contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to the clients. Unbilled receivables are recorded as accounts receivable when we have an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when we invoice clients, or receive cash, in advance of performing the related services under the terms of a contract. Deferred revenue is recognized as revenue when we have satisfied the related performance obligation.

We defer costs to acquire contracts, including commissions, incentives and payroll taxes, if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are reported within other assets and amortized to selling expense over the contract term, which generally ranges from one to five years. The Company has elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. We did not have any deferred contract costs as of March 31, 2024 or December 31, 2023.

Deferred Policy Acquisition Costs

Policy acquisition costs are costs that vary with, and are directly related to, the successful production of new and renewal reinsurance business, and consist principally of commissions, taxes, and brokerage expenses. If the sum of a contract’s expected losses and loss expenses and deferred acquisition costs exceeds associated unearned premiums and expected investment income, a premium deficiency is determined to exist. In this event, deferred acquisition costs are written off to the extent necessary to eliminate the premium deficiency. If the premium deficiency exceeds deferred acquisition costs, then a liability is accrued for the excess deficiency. There were no premium deficiency adjustments recognized during the periods presented herein.

Loss and Loss Adjustment Expense Reserves

Loss and loss adjustment expense reserve estimates are based on estimates derived from reports received from ceding companies. These estimates are periodically reviewed by the Company’s management and adjusted as necessary. Since reserves are estimates, the final settlement of losses may vary from the reserves established and any adjustments to the estimates, which may be material, are recorded in the period they are determined.

Loss estimates may also be based upon actuarial and statistical projections, an assessment of currently available data, predictions of future developments, estimates of future trends and other factors. Significant assumptions used by the Company’s management and third-party actuarial specialists include loss development factor selections, initial expected loss ratio selections, and weighting of methods used. The final settlement of losses may vary, perhaps materially, from the reserves recorded. All adjustments to the estimates are recorded in the period in which they are determined. U.S. GAAP does not permit establishing loss reserves, which include case reserves and IBNR loss reserves, until the occurrence of an event which may give rise to a claim. As a result, only loss reserves applicable to losses incurred up to the reporting date are established, with no allowance for the establishment of loss reserves to account for expected future loss events. Generally, the Company obtains regular updates of premium and loss related information for the current and historical periods, which are utilized to update the initial expected loss ratio. We also experience lag between (i) claims being reported by the underlying insured to the Company’s cedent and (ii) claims being reported by the Company’s cedent to the Company. This lag may impact the Company’s loss reserve estimates. Cedent reports have pre-determined due dates (for example, thirty days after each month end). As a result, the lag depends in part upon the terms of the specific contract. The timing of the reporting requirements is designed so that the Company receives premium and loss information as soon as practicable once the cedent has closed its books. Accordingly, there should be a short lag in such reporting. Additionally, most of the contracts that have the potential for large single event losses have provisions that such loss notifications are provided to the Company immediately upon the occurrence of an event.

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Stock-Based Compensation Expense

The Company uses the fair-value method of accounting for stock-based compensation awards granted. The Company has determined the fair value of its outstanding stock options on their grant date using the Black-Scholes option pricing model along with multiple Monte Carlo simulations to determine a derived service period as the options vest based upon meeting certain performance conditions. The Company determines the fair value of restricted stock units (“RSUs”) on their grant date using the fair value of the Company’s common stock on the date the RSUs were issued (for those RSU which vest solely based upon the passage of time). The fair value of these awards is recorded as compensation expense over the requisite service period, which is generally the expected period over which the awards will vest, with a corresponding increase to additional paid-in capital. When the stock options are exercised, or correspondingly, when the RSUs vest, the amount of proceeds together with the amount recorded in additional paid-in capital is recorded in shareholders’ equity.

Recent Accounting Pronouncements

See Note 2, Summary of Significant Accounting Policies, to the unaudited condensed consolidated financial statements for the quarter ended March 31, 2024 included in this proxy statement/prospectus for a description of recently issued accounting pronouncements.

Liquidity and Capital Resources

The purpose of liquidity management is to ensure that there is sufficient cash to meet all financial commitments and obligations as they fall due. The liquidity requirements of the Company and its subsidiaries have been met primarily by funds generated from operations, proceeds from the sales of our common stock and credit facilities.

Cash Flows

The following table summarizes the Company’s consolidated cash flows for the three months ended March 31, 2024 and 2023.

(in thousands)	Three Months Ended March 31,
Summary of Cash Flows	2024	2023
Cash and cash equivalents - beginning of period	$6,644	$3,789
Net cash used in operating activities from continuing operations	(538)	(15)
Net cash provided by investing activities from continuing operations	2,234	123
Net cash (used in) provided by financing activities from continuing operations	(634)	1,042
Effect of exchange rate changes on cash and cash equivalents	(5)	6
Net increase in cash from continuing operations	1,057	1,156
Net decrease in cash from discontinued operations	(492)	(596)
Net increase in cash and cash equivalents	565	560
Cash and cash equivalents - end of period	$7,209	$4,349

For the three months ended March 31, 2024, net cash used in operating activities was approximately $0.2 million, compared to $15,000 for the three months ended March 31, 2023. Cash from operations decreased due to a net cash outflow for working capital including higher payments to our vendors and for other accrued expenses, an increase in net outflows related to our insurance business, which were partially offset by the receipt of customer deposits.

For the three months ended March 31, 2024, net cash provided by investing activities was approximately $1.9 million, compared to $0.1 million for the three months ended March 31, 2023. Cash provided by investing activities during the three months ended March 31, 2024 included $1.9 million of an increase in cash as a result of the merger of FGF and FGH. Investing cash flows during the three months ended March 31, 2024 and 2023, included approximately $22,000 and $0.1 million, respectively, of capital expenditures in the Strong Entertainment business.

For the three months ended March 31, 2024, net cash used in financing activities was approximately $0.6 million, compared to cash provided by financing activities of $1.0 million for the three months ended March 31, 2023. Cash used in financing activities during the three months ended March 31, 2024 included $0.3 million of principal payments on debt and finances leases and $0.4 million of payments of dividends on our Series A Preferred Shares. Cash by financing activities during the three months ended March 31, 2023 included $1.4 million of net borrowing under our credit facility, partially offset by $0.3 million of principal payments on debt and finances leases.

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STRONG GLOBAL ENTERTAINMENT, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion should be read in conjunction with our Consolidated Financial Statements and the related notes included in this proxy statement/prospectus. This discussion contains forward-looking statements. Please see the explanatory note concerning “Forward-Looking Statements” in this proxy statement/prospectus. Risk Factors for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements. The operating results for the periods presented were not materially affected by inflation.

Overview

Unless the context indicates otherwise, the words the “Company,” “we,” “our,” and “us” refers to SGE in this section.

SGE is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions, and similar venues. In addition to traditional projection screens, the Company manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions, as well as simulation applications. It also provides maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States.

On November 3, 2023, we entered into an asset purchase agreement with Innovative Cinema Solutions, LLC (“ICS”), a full-service provider of technical services and solutions to national cinema chains. The operations of ICS were rolled into STS.

We plan to grow market share and organic revenue and improve operating results, with the intent of expanding the ultimate valuation of the business. In addition, we may acquire other businesses, which may be within or outside of our existing markets.

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios, Inc. (“Strong Studios”) and Unbounded Media Corporation (“Unbounded” and collectively with Strong Studios, the “Content Business”) and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. As a result of the shutdown, we have presented the operating results of the Content Business as discontinued operations for all periods presented. See Note 3 of SGE’s audited consolidated financial statements for additional details.

Impact of COVID-19 Pandemic

The coronavirus pandemic (“COVID-19”) had an unprecedented impact to consumer behaviors and our customers, particularly our customers’ ability and willingness to purchase our products and services. The Company believes that consumer reticence to engage in outside-the-home activities, caused by the risk of contracting COVID-19, has abated, and our customers have resumed more typical, pre-COVID-19 purchasing behaviors. And while we believe our customers made significant progress in its recovery from the pandemic, the impact of COVID-19 on inflation and supply chains and the continued economic recovery will be contingent upon several key factors, including the volume of new film content available, the box office performance of new film content released, the duration of the exclusive theatrical release window, and evolving consumer behavior with competition from other forms of in- and out-of-home entertainment. There can be no assurances that there will be no additional public health crises, including further resurgence or variants of COVID-19, which could reverse the current trend and have a negative impact on the Company’s results of operations. Our results of operations in future periods may continue to be adversely impacted by inflationary pressures and global supply chain issues, and other negative effects on global economic conditions.

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Results of Operations

Year Ended December 31, 2023 Compared to Year Ended December 31, 2022

	Year Ended December 31,
	2023	2022	$ Change	% Change
	(dollars in thousands)
Net revenues	$42,616	$38,953	$3,663	9.4%
Cost of revenues	32,039	29,491	2,548	8.6%
Gross profit	10,577	9,462	1,115	11.8%
Gross profit percentage	24.8%	24.3%
Selling and administrative expenses	9,967	7,088	2,879	40.6%
Income from operations	610	2,374	(1,764)	(74.3)%
Other income	2,817	416	2,401	577.2%
Income from continuing operations before income taxes	3,427	2,790	637	22.8%
Income tax expense	(477)	(535)	58	(10.8)%
Net income from continuing operations	$2,950	$2,255	$695	30.8%

Revenues

Revenue increased 9.4% to $42.6 million in 2023 from $39.0 million in 2022. The increase from the prior year was comprised of a $0.7 million increase in product revenue and a $3.0 million increase in service revenue.

The increase in revenue from products was almost entirely due to increased sales of projection screens, audio visual equipment and related products to the cinema industry. The increase in demand from our cinema customers is due to a combination of increase sales efforts, increased market share and are rebound in the rate of investment by exhibitors in upgrading their auditoriums, particularly the pace of laser projection upgrades. We expect the upgrades from xenon to laser to continue and to be a multi-year catalyst in the industry.

Our service revenues increased due to higher demand from cinema customers for installation services and field maintenance and monitoring services, which increased $1.6 million and $1.0 million, respectively, from the prior year, as well as incremental revenue from the ICS acquisition late in year. We have increased the scope of our offerings to better support our customers and to increase market share in cinema services, including cinema screen installation work performed for certain of our customers.

Gross Profit

Gross profit was $10.6 million or 24.8% of revenues in 2023 compared to $9.5 million or 24.3% in 2022.

Gross profit from product sales was $7.9 million or 25.7% of revenues in 2023 compared to $7.4 million or 24.5% of revenues in 2022. The increase in gross profit percentage from product sales resulted primarily from product mix as revenue from the sale of higher margin traditional cinema screens grew at a slightly faster rate than our lower margin digital equipment.

Gross profit from service revenue was $2.7 million or 22.6% of revenues in 2023 compared to $2.1 million or 23.5% of revenues in 2022. Gross profit from service work increased in line with the increase in service revenue. Gross profit margins declined slightly due to inefficiencies in the ramp and training of our installation and service teams during the year.

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Income from Operations

Income from operations was $0.6 million in 2023 compared to $2.4 million during 2022. We recorded approximately $1.2 million of costs in connection with the completion of the IPO in May 2023 that did not meet the criteria for capitalization. In addition, administrative expenses increased during the current year due to the increased costs associated with operating as a publicly traded company following the IPO.

Other Financial Items

Total other income of $2.8 million during 2023 primarily consisted of a $2.5 million gain on an insurance policy and a $1.0 million gain from the acquisition of ICS, partially offset by $0.4 million of foreign currency transaction adjustments and $0.3 million of interest expense. Total other income of $0.4 million during 2022 included $0.5 million of foreign currency transaction adjustments, partially offset by $0.1 million of interest expense.

Income tax expense was $0.5 million during each of 2023 and 2022. Our income tax expense primarily consisted of income tax on our foreign earnings.

Liquidity and Capital Resources

During the past several years, we have primarily met our working capital and capital resource needs from operating cash flows and credit facilities, as well as our initial public offering. Our primary cash requirements involve operating expenses, working capital, capital expenditures, and other general corporate activities. We ended 2023 with total cash and cash equivalents of $5.5 million compared to $3.6 million as of December 31, 2022.

In response to the COVID-19 pandemic and related closures of cinemas, theme parks and entertainment venues, we took decisive actions to conserve cash, reduce operating expenditures, delay capital expenditures, and manage working capital.

We believe that our existing sources of liquidity, including cash and cash equivalents, operating cash flow, credit facilities, receivables and other assets will be sufficient to meet our projected capital needs for at least the next twelve months. However, our ability to continue to meet our cash requirements will depend on, among other things, our ability to achieve anticipated levels of revenues and cash flow from operations, our ability to manage costs and working capital successfully, any unforeseen disruptions of cinemas, theme parks and other entertainment venues (such as those experienced with COVID-19), and the continued availability of financing, if needed. We cannot provide any assurance that our assumptions used to estimate our liquidity requirements will remain accurate due to the variability and unpredictability of the current economic environment. In the event of a sustained market deterioration or declines in net sales or other events, we may need additional liquidity, which would require us to evaluate available alternatives and take appropriate actions. We may, depending on a variety of factors, including market conditions for capital raises, the trading price of our Class A Voting Common Shares without par value (“Common Shares”) and opportunities for uses of any proceeds, engage in additional public or private offerings of equity or debt securities to increase our capital resources. However, financial and economic conditions could limit our access to credit and impair our ability to raise capital, if needed, on acceptable terms or at all, and we cannot provide any assurance that we will be able to obtain any additional sources of financing or liquidity on acceptable terms, or at all. See Note 13 to the consolidated financial statements included in this proxy statement/prospectus, for a description of our debt as of December 31, 2023.

Debt

Strong/MDI Installment Loans & Revolving Credit Facility

On June 7, 2021, Strong/MDI entered into a demand credit agreement (the “2021 Credit Agreement”) with Canadian Imperial Bank of Commerce (“CIBC”), which amended and restated the demand credit agreement dated as of September 5, 2017. The 2021 Credit Agreement consisted of a revolving line of credit for up to CDN$2.0 million subject to a borrowing base requirement, a 20-year installment loan for up to CDN$5.1 million and a 5-year installment loan for up to CDN$0.5 million. These borrowings were due on demand by the lender. In January 2023, Strong/MDI entered into a demand credit agreement (the “2023 Credit Agreement”), which amended and restated the 2021 Credit Agreement. The 2023 Credit Agreement consists of a revolving line of credit for up to CAD$5.0 million and a 20-year installment loan for up to CAD$3.1 million. Under the 2023 Credit Agreement: (i) the amount outstanding under the line of credit is payable on demand and bears interest at the lender’s prime rate plus 1.0% and (ii) the amount outstanding under the installment loan bears interest at the lender’s prime rate plus 0.5% and is payable in monthly installments, including interest, over their respective borrowing periods. The lender may also demand repayment of the installment loan at any time. The 2023 Credit Agreement is secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2023 Credit Agreement requires Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity holdings) not exceeding 2.5 to 1 and a fixed charge coverage ratio of not less than 1.1 times earnings before interest, income taxes, depreciation and amortization. The borrowings under the revolving line of credit are due on demand by the lender and total $2.4 million, approximately $3.2 million CAD, as of December 31, 2023. In May 2023, Strong/MDI and CIBC entered into an amendment to the 2023 Credit Agreement which reduced the amount available under the revolving line of credit to CAD$3.4 million, and CIBC provided an undertaking to Strong/MDI to a release of CIBC’s security interest in certain assets transferred to a subsidiary in connection with transactions related to our initial public offering (the “IPO”).

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On January 19, 2024, we entered into a new demand credit agreement with CIBC. The agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS (collectively, the “Subsidiaries”), and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims.

Cash Flows from Operating Activities

Net cash provided by operating activities from continuing operations was $3.5 million during 2023 compared to $1.7 million during 2022. Cash from operations increased due to an increase in earnings from continuing operations and improvements in working capital, including the collection of accounts receivable and customer deposits, which was partially offset by higher payments to our vendors and for other accrued expenses.

Cash Flows from Investing Activities

Net cash used in investing activities from continuing operations was $0.4 million during 2023, which primarily consisted of $0.4 million of capital expenditures. Net cash used in investing activities from continuing operations during 2022 was $0.3 million, which consisted entirely of capital expenditures.

Cash Flows from Financing Activities

Net cash provided by financing activities from continuing operations was $1.1 million during 2023, which primarily consisted of net proceeds of our IPO of $2.4 million and $2.4 million of net borrowings under the CIBC revolving line of credit, partially offset by $3.0 million transferred to FG Group Holdings prior to our IPO and Separation and $0.6 million of principal payments on debt and finance leases. Net cash used in financing activities from continuing operations was $0.4 million during 2022, consisting primarily of $0.4 million of principal payments on debt and finance leases.

Use of Non-GAAP Measures

We prepare our consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, we disclose information regarding Adjusted EBITDA, which differs from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, severance, foreign currency transaction gains (losses), transactional gains and expenses, gains on insurance recoveries and other cash and non-cash charges and gains.

EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, Adjusted EBITDA is used internally in planning and evaluating our operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of our operations that, when coupled with the GAAP results, provides a more complete understanding of our financial results.

EBITDA and Adjusted EBITDA should not be considered as an alternative to net income (loss) or to net cash from operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating our performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under GAAP. Some of these limitations are (i) they do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) they do not reflect changes in, or cash requirements for, our working capital needs, (iii) EBITDA and Adjusted EBITDA do not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements, (v) they do not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

We believe EBITDA and Adjusted EBITDA facilitate operating performance comparisons from period to period by isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. These potential differences may be caused by variations in capital structures (affecting interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense). We also present EBITDA and Adjusted EBITDA because (i) we believe these measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry, (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness, and (iii) we use EBITDA and Adjusted EBITDA internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

The following table sets forth reconciliations of net (loss) income under GAAP to EBITDA and Adjusted EBITDA (in thousands):

	Year Ended December 31,
	2023	2022

Net (loss) income	$(1,910)	$1,700
Net loss from discontinued operations	4,860	555
Net income from continuing operations	2,950	2,255
Interest expense, net	256	134
Income tax expense	477	535
Depreciation and amortization	596	697
EBITDA	4,279	3,621
Stock-based compensation expense	955	123
IPO related expenses	475	-
Gain on insurance proceeds	(2,485)	-
Gain on purchase of ICS, net of acquisition expenses	(1,012)	-
Foreign currency transaction loss (gain)	406	(528)
Severance and other	7	-
Adjusted EBITDA	$2,625	$3,216

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Results of Operations

Three Months Ended March 31, 2024 Compared to Three Months Ended March 31, 2023

	Three Months Ended March 31,
	2024	2023	$ Change	% Change
	(dollars in thousands)
Net revenues	$11,070	$9,951	$1,119	11.2%
Cost of revenues	8,413	7,631	782	10.2%
Gross profit	2,657	2,320	337	14.5%
Gross profit percentage	24.0%	23.3%
Selling and administrative expenses	2,477	1,774	703	39.6%
Income from operations	180	546	(366)	(67.0)%
Other income	72	73	(1)	(1.4)%
Income before income taxes	252	619	(367)	(59.3)%
Income tax expense	(133)	(55)	(78)	141.8%
Net income from continuing operations	$119	$564	$(445)	(78.9)%

Revenues

Revenue increased 11.2% to $11.1 million in the first quarter of 2024 from $10.0 million in the first quarter of 2023. The increase from the prior year was due to $0.8 million of higher revenue from product sales and a $0.3 million increase in service revenue.

The increase in revenue from products was primarily due to $1.5 million of revenue as a result of the acquisition of the net assets of Innovative Cinema Solutions, LLC (“ICS”) in late 2023 and a $0.1 million increase in revenue from screen systems, partially offset by a decrease in other digital equipment sales.

On the cinema services side, the primary driver of the revenue increase was from installation and warehouse services, both of which were up $0.1 million from the first quarter in the prior year as we have increased the scope of our offerings to better support our customers and to increase market share in cinema services.

Gross Profit

Gross profit was $2.7 million or 24.0% of revenues in the first quarter of 2024 compared to $2.3 million or 23.3% in the first quarter of 2023.

Gross profit from product sales was $2.1 million or 26.0% of revenues for the first quarter of 2024 compared to $1.7 million or 24.1% of revenues for the first quarter of 2023. The increase in gross profit from product sales resulted from product mix for our screen systems and higher margins on digital equipment, primarily as a result of the ICS acquisition.

Gross profit from service revenue was $0.6 million or 18.8% of revenues for the first quarter of 2024 compared to $0.6 million or 21.2% of revenues for the first quarter of 2023. Gross profit percentage decreased from the prior year due to lower margins on installation services, partially offset by an increase in warehouse services.

Income from Operations

Income from operations was $0.2 million in the first quarter of 2024 compared to $0.5 million during the first quarter of 2023. We incurred higher general and administrative expenses in connection with operating as an independent public company following the Separation in May 2023, which partially offset the increase in gross profit.

Other Financial Items

Total other income of $0.1 million during the first quarter of 2024 primarily consisted of $0.2 million of foreign currency transaction adjustments, partially offset by $0.1 million of interest expense. Total other income of $0.1 million during the first quarter of 2023 included $0.1 million of foreign currency transaction adjustments, partially offset by $0.1 million of interest expense.

Income tax expense was $0.1 million during both the first quarter of 2024 and 2023. Our income tax expense primarily consisted of income tax on our foreign earnings.

Liquidity and Capital Resources

During the past several years, we have primarily met our working capital and capital resource needs from operating cash flows and credit facilities, as well as our initial public offering. Our primary cash requirements involve operating expenses, working capital, capital expenditures, and other general corporate activities. We ended the first quarter of 2024 with total cash and cash equivalents of $5.1 million compared to $5.5 million as of December 31, 2023.

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We believe that our existing sources of liquidity, including cash and cash equivalents, operating cash flow, credit facilities, receivables and other assets will be sufficient to meet our projected capital needs for at least the next twelve months. However, our ability to continue to meet our cash requirements will depend on, among other things, our ability to achieve anticipated levels of revenues and cash flow from operations, our ability to manage costs and working capital successfully, any unforeseen disruptions of cinemas, theme parks and other entertainment venues (such as those experienced with COVID-19), and the continued availability of financing, if needed. We cannot provide any assurance that our assumptions used to estimate our liquidity requirements will remain accurate due to the variability and unpredictability of the current economic environment. In the event of a sustained market deterioration or declines in net sales or other events, we may need additional liquidity, which would require us to evaluate available alternatives and take appropriate actions. We may, depending on a variety of factors, including market conditions for capital raises, the trading price of our Class A Voting Common Shares without par value (“Common Shares”) and opportunities for uses of any proceeds, engage in additional public or private offerings of equity or debt securities to increase our capital resources. However, financial and economic conditions could limit our access to credit and impair our ability to raise capital, if needed, on acceptable terms or at all, and we cannot provide any assurance that we will be able to obtain any additional sources of financing or liquidity on acceptable terms, or at all. See Note 10 to the consolidated financial statements included in this proxy statement/prospectus, for a description of our debt as of March 31, 2024.

Debt

Strong/MDI Installment Loans & Revolving Credit Facility

On January 19, 2024, we entered into a new demand credit agreement with CIBC. The agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS, and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims. As of March 31, 2024, there was CAD$3.3 million, or approximately $2.5 million, of principal outstanding on the revolving credit facility, which bears variable interest at 8.2%. We were in compliance with our debt covenants as of March 31, 2024.

Cash Flows from Operating Activities

Net cash provided by operating activities from continuing operations was $0.2 million during the first quarter of 2024 compared to $0.8 million during the first quarter of 2023. Cash from operations decreased due to a net cash outflow for working capital including higher payments to our vendors and for other accrued expenses, which was partially offset by the receipt of customer deposits.

Cash Flows from Investing Activities

Net cash used in investing activities from continuing operations was $22,000 and $0.1 million during the first quarter of 2024 and 2023, respectively, which consisted entirely of capital expenditures.

Cash Flows from Financing Activities

Net cash used in financing activities from continuing operations was $0.1 million during the first quarter of 2024, which consisted of $0.1 million of principal payments on debt and finance leases, partially offset by $0.1 million of net borrowings under the CIBC revolving line of credit. Net cash used in financing activities from continuing operations was $0.1 million during the first quarter of 2023, consisting primarily of $1.2 million transferred to Fundamental Global and by $0.3 million of principal payments on debt, partially offset by $1.4 million of net borrowings under the CIBC revolving line of credit.

Use of Non-GAAP Measures

We prepare our condensed consolidated financial statements in accordance GAAP. In addition to disclosing financial results prepared in accordance with GAAP, we disclose information regarding Adjusted EBITDA, which differs from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, severance, foreign currency transaction gains (losses), transactional gains and expenses, gains on insurance recoveries and other cash and non-cash charges and gains.

EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, Adjusted EBITDA is used internally in planning and evaluating our operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of our operations that, when coupled with the GAAP results, provides a more complete understanding of our financial results.

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EBITDA and Adjusted EBITDA should not be considered as an alternative to net income (loss) or to net cash from operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating our performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under GAAP. Some of these limitations are (i) they do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) they do not reflect changes in, or cash requirements for, our working capital needs, (iii) EBITDA and Adjusted EBITDA do not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements, (v) they do not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

We believe EBITDA and Adjusted EBITDA facilitate operating performance comparisons from period to period by isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. These potential differences may be caused by variations in capital structures (affecting interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense). We also present EBITDA and Adjusted EBITDA because (i) we believe these measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry, (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness, and (iii) we use EBITDA and Adjusted EBITDA internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

The following table sets forth reconciliations of net (loss) income under GAAP to EBITDA and Adjusted EBITDA (in thousands):

	Three Months Ended March 31,
	2024	2023

Net (loss) income	$(73)	$373
Net loss from discontinued operations	192	191
Net income from continuing operations	119	564
Interest expense, net	115	56
Income tax expense	133	55
Depreciation and amortization	153	179
EBITDA	520	854
Stock-based compensation expense	74	18
Adjust gain on purchase of ICS	(23)	-
Foreign currency transaction gain	(162)	(117)
Adjusted EBITDA	$409	$755

Hedging and Trading Activities

Our primary exposure to foreign currency fluctuations pertains to our subsidiary in Canada. In certain instances, we may enter into a foreign exchange contract to manage a portion of this risk. We do not have any trading activities that include non-exchange traded contracts at fair value.

Seasonality

Generally, our revenue and earnings fluctuate moderately from quarter to quarter. As we increase our sales in our current markets, and as we expand into new markets in different geographies, it is possible we may experience different seasonality patterns in our business. As a result, the results of operations for the three months ended March 31, 2024 are not necessarily indicative of the results that may be expected for an entire fiscal year.

Recently Issued Accounting Pronouncements

See Note 2, Summary of Significant Accounting Policies, to the condensed consolidated financial statements for the quarter ended March 31, 2024 included in this proxy statement/prospectus for a description of recently issued accounting pronouncements.

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Critical Accounting Policies and Estimates

In preparing our condensed consolidated financial statements in conformity with U.S. generally accepted accounting principles, management must make a variety of decisions which impact the reported amounts and the related disclosures. These decisions include the selection of the appropriate accounting principles to be applied and the assumptions on which to base accounting estimates. In making these decisions, management applies its judgment based on its understanding and analysis of the relevant circumstances and our historical experience.

Our accounting policies and estimates that are most critical to the presentation of our results of operations and financial condition, and which require the greatest use of judgments and estimates by management, are designated as our critical accounting policies.

Revenue Recognition

The Company accounts for revenue using the following steps:

●	Identify the contract, or contracts, with a customer;
●	Identify the performance obligations in the contract;
●	Determine the transaction price;
●	Allocate the transaction price to the identified performance obligations; and
●	Recognize the revenue when, or as, the Company satisfies the performance obligations.

We combine contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine the separate units of accounting, whether the items have value on a standalone basis and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost plus margin approach. We estimate the amount of total contract consideration we expect to receive for variable arrangements by determining the most likely amount we expect to earn from the arrangement based on the expected quantities of services we expect to provide and the contractual pricing based on those quantities. We only include some or a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. We consider the sensitivity of the estimate, our relationship and experience with the client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. We typically do not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

We recognize contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to the clients. Unbilled receivables are recorded as accounts receivable when we have an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when we invoice clients, or receive cash, in advance of performing the related services under the terms of a contract. Deferred revenue is recognized as revenue when we have satisfied the related performance obligation.

We defer costs to acquire contracts, including commissions, incentives and payroll taxes, if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are reported within other assets and amortized to selling expense over the contract term, which generally ranges from one to five years. The Company has elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. We did not have any deferred contract costs as of March 31, 2024 or December 31, 2023.

Cost Allocations

Our historical combined financial statements for periods prior to the IPO were prepared on a stand-alone basis in accordance with U.S. GAAP and are derived from Fundamental Global’s condensed consolidated financial statements and accounting records using the historical results of operations and assets and liabilities attributed to our operations and include allocations of expenses from Fundamental Global. Fundamental Global continues to provide certain services to us, and costs associated with these functions have been allocated to us in such prior period financial statements. The allocations include costs related to corporate services, such as executive management, information technology, legal, finance and accounting, human resources, tax, treasury, and other services. These costs were allocated on a basis of revenue, headcount or other measures we have determined as reasonable. Stock-based compensation includes expense attributable to our employees are also allocated from Fundamental Global. These allocations are reflected within operating expenses in our condensed consolidated statements of operations. Management believes the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to, or the benefit received by, us during the periods presented. However, these allocations may not necessarily be indicative of the actual expenses we would have incurred as an independent company during the periods prior to the IPO or of the additional costs we incur as a stand-alone company.

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THE SGE STOCKHOLDER MEETING

Proposals

PROPOSAL 1 — APPROVAL OF ARRANGEMENT AGREEMENT, PLAN OF ARRANGEMENT AND RELATED TRANSACTIONS

The SGE Board of Directors is providing these proxy solicitation materials to those SGE stockholders who are being requested to approve the Business Combination and adopt and approve the Arrangement Agreement and Plan of Arrangement and the transactions contemplated thereby (the “Arrangement Resolution ”) by voting “FOR” the Arrangement Proposal. For more information regarding the Arrangement Agreement and Plan of Arrangement, see the section titled, “Arrangement Agreement and Plan of Arrangement” beginning on page 68.

Business Combination

The SGE Board, upon recommendation of the Special Committee of the SGE Board, has approved and recommends that the SGE stockholders approve the Arrangement Agreement and Plan of Arrangement as follows:

1.1 The arrangement (the “Arrangement”) pursuant to section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Strong Global Entertainment, Inc. (the “Company”), FG Holdings Québec Inc., and 1483530 B.C. Ltd. (“Subco”), as contemplated in the arrangement agreement (the “Arrangement Agreement”) among the Company, Subco and FG Holdings Québec Inc. dated May 30, 2024, all as more particularly described and set forth in the joint proxy statement/prospectus of SGE dated August 12, 2024 accompanying the notice of this meeting (as the Arrangement may be amended, restated, supplemented or novated from time to time in accordance with its terms) is hereby authorized, approved and adopted.

1.2 The plan of arrangement, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms, (the “Plan of Arrangement”), the full text of which is set out as Annex A-2 to the joint proxy statement/prospectus, is hereby authorized, approved and adopted.

1.3 The Arrangement Agreement and all the transactions contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, are hereby ratified and approved.

1.4 The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended from time to time in accordance with their terms).

1.5 Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the security holders of the Company entitled to vote thereon or that the Arrangement has been approved by the Court, the directors of the Company are hereby authorized and empowered, at their discretion, without further notice to or approval of the security holders of the Company: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by their terms; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

1.6 Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered, under the corporate seal of the Company or otherwise, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement and the matters authorized thereby, including:

(a)	all actions required to be taken by or on behalf of the Company, and all necessary filings and obtaining the necessary approvals, consents and acceptances of the appropriate regulatory authorities; and

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(b)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by the Company, such determination, in each case, to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

Required Vote

Approval of the Arrangement Resolution requires an affirmative vote of two-thirds (2/3) of the votes properly cast at the SGE Stockholder Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 1 and will have no effect on the outcome of the proposal.

Recommendation of the SGE Board

THE SGE BOARD RECOMMENDS THAT THE SGE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF ARRANGEMENT AND THE PLAN OF ARRANGEMENT.

SGE Stockholders Dissent Rights

SGE Stockholders are entitled to appraisal or dissent rights under the BCBCA. For more information, see the section entitled “Dissent Rights” beginning on page 109.

PROPOSAL 2 — RECEIVE AUDITED FINANCIAL STATEMENTS OF SGE FOR FISCAL YEAR ENDED DECEMBER 31, 2023

The audited financial statements of SGE for the year ended December 31, 2023 and the auditors’ report thereon will be placed before the SGE stockholders at the SGE Stockholder Meeting for their consideration and were sent to such stockholders together with the report of the auditors therein, as part of the accompanying joint proxy statement/prospectus. No formal action will be taken at the SGE Stockholder Meeting to approve the financial statements, which have been approved by the SGE Board of Directors in accordance with applicable corporate and securities legislation. Any questions regarding the financial statements may be brought forward at the SGE Stockholder Meeting.

PROPOSAL 3 — NUMBER OF DIRECTORS

SGE’s Board of Directors currently consists of five directors, each serving a one-year term. The Nominating and Corporate Governance Committee and the Board recommend that the number of directors be set at five and that five directors be elected at the SGE Stockholder Meeting to serve until the 2025 Annual Meeting or until their successors are duly elected and qualified.

Required Vote

Approval of the proposal to set the number of directors at five requires the affirmative vote of a majority of the votes properly cast at the SGE Stockholder Meeting. Therefore, proxies marked “ABSTAIN” will have no impact on the outcome. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the fixing of the number of directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT FIVE DIRECTORS.

Notwithstanding the foregoing, assuming consummation of the Business Combination, the results of this Proposal will no longer be relevant as SGE will become a wholly owned indirect subsidiary of FG and will no longer operate as an independent company following the closing of the Business Combination.

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PROPOSAL 4 — ELECTION OF DIRECTORS

SGE’s Board of Directors currently consists of five directors, each serving a one-year term. Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Mark Roberson, D. Kyle Cerminara, Richard E. Govignon, Jr., Marsha G King, and John W. Struble to stand for election at the SGE Stockholder Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Directors and Director Nominee Standing for Election:

Set forth below is information about each of the Company’s directors and executive officers, including ages as of August 12, 2024.

Name	Age	Position
Directors:

Mark Roberson	59	Director and Chief Executive Officer
D. Kyle Cerminara	46	Chairman of the Board of Directors
Richard E. Govignon, Jr.	47	Director
Marsha G. King	57	Director
John W. Struble	48	Director

The following is a summary of the biographical information about our officers and directors.

Mark D. Roberson, has been our Chief Executive Officer and a member of our Board of Directors since our inception in November 2021. He has also served as FG’s Chief Financial Officer since February 2024, FGH’s’ Chief Executive Officer since April 2020 and FGH’s Executive Vice President, Chief Financial Officer and Treasurer from November 2018 to April 2020. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers and acquisitions. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a then Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a then NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He served on the Board of Directors of CynergisTek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm from May 2016 to September 2022, where he chaired the audit committee and was a member of the compensation committee, which be previously chaired. We believe Mr. Roberson is qualified to serve on our Board of Directors because of his extensive experience at FGH, as well as his familiarity with the Company as an operating segment of FGH, and his operational expertise.

Todd R. Major, has been SGE’s Chief Financial Officer since its inception in November 2021. He has served as SGE’s Secretary and Treasurer since June 2022. He was a member of SGE’s Board of Directors from November 2021 to January 2022. Mr. Major previously served as FGH’s Chief Financial Officer, Secretary and Treasurer from April 2020 to February 2024 and Senior Vice President, Finance from April 2019 to April 2020, as Senior Director, Financial and SEC Reporting of Bojangles, Inc., a then Nasdaq-listed restaurant operating company and franchisor, from March 2015 to April 2019, as Director, Financial Reporting of Premier, Inc. (Nasdaq: PINC), a healthcare performance improvement company, from September 2014 to February 2015, and as Senior Director, Financial Reporting of Horizon Lines, Inc., a then NYSE-traded transportation and logistics company from November 2006 to September 2014. From June 2003 to November 2006, Mr. Major previously held positions of increasing responsibility at Nabi Biopharmaceuticals, Inc., a then Nasdaq-listed biopharmaceutical company engaged in the development and commercialization of proprietary products. Mr. Major is a Certified Public Accountant and earned an MBA from Queens University of Charlotte and a B.A. in Accounting from Flagler College.

D. Kyle Cerminara, has been SGE’s Chairman since March 2022. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded FG in 2012 and serves as its Chief Executive Officer.

Mr. Cerminara is a member of the board of directors of a number of companies focused in the reinsurance, investment management, technology and communication sectors, including Fundamental Global, Inc. (NASDAQ: FGF) (formerly known as FG Financial Group, Inc. and as 1347 Property Insurance Holdings, Inc.), which operates as a reinsurance and asset management company, since December 2016, and Firefly Systems Inc., a venture-backed digital advertising company, since August 2020. Mr. Cerminara has served as the Chairman and President since the founding of FG Communities, Inc. in July 2022. FG Communities is a corporation created to preserve and improve affordable housing through ownership and management of manufactured housing communities. Mr. Cerminara is the chairperson of the board of directors of FG Acquisition Corp. (TSX:FGAA.U), a Canadian special purpose acquisition company that has completed its initial public offering and is focused on searching for a target company in the financial services sector. In addition, from February 2022 to August 2023, Mr. Cerminara served as a Senior Advisor to FG Merger Corp. (NASDAQ: FGMC), a special purpose acquisition company, which merged with iCoreConnect, Inc. (NASDAQ: ICCT), a market leading, cloud-based software and technology company focused on increasing workflow productivity and customer profitability through its enterprise and healthcare workflow platform of applications and services. Mr. Cerminara has served as the Chairman of FG Merger II Corp. since October 2023 and as the Chairman of FG Merger III Corp. since November 2023. FG Merger II Corp. and FG Merger III Corp. are each a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

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Mr. Cerminara served as a director of FGH, a holding company with diverse business activities focused on serving the entertainment and retail markets that merged with FG in February 2024, from February 2015 until February 2024; he served as its Chairman from May 2015 until February 2024; and he previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara was appointed Chairman of FG in May 2018 and served as its Principal Executive Officer from March 2020 to June 2020, and has served as its Chief Executive Office since its merger with FGH in February 2024. Mr. Cerminara served as a Director of BK Technologies Corporation from July 2015 through December 2023, and served as its Chairman from July 2022 through December 2023 and previously from March 2017 until April 2020. From April 2021 to December 2021, Mr. Cerminara served as a director of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by Fundamental Global, which merged with Hagerty, a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. He served on the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from June 2016 to October 2021 and was appointed Chairman from June 2018 to June 2021; Limbach Holdings, Inc. (NASDAQ: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (NASDAQ: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020.

Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price (NASDAQ: TROW) from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006, and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

We believe Mr. Cerminara is qualified to serve as our Chairman because of his extensive experience at FG as well as his familiarity with the Company as an operating segment of FGH (prior to its merger with Fundamental Global, Inc.) and his operational expertise.

Dr. Richard E. Govignon, Jr has been a member of SGE’s Board of Directors since January 2022. Dr. Govignon has been a Partner of Dnerus Financial, a family asset management company, since June 2021. Dr. Govignon is an experienced corporate director/trustee in the U.S. and Canada with broad exposure to numerous industries. Dr. Govignon has served as a director of the board of FG (formerly FG Financial, Inc.) (Nasdaq: FGF), a reinsurance and asset management holding company focused on collateralized and loss-capped reinsurance and merchant banking since December 2021. Dr. Govignon also serves as a member of the board of directors of FG Acquisition Corp (TSX: FGAA.U), a special purpose acquisition corporation incorporated under the laws of the Province of British Columbia since April 2022. Dr. Govignon is also a member of the board of directors of B-Scada, Inc. (OTC: SCDA), a company developing software and hardware products since June 2021. Since October 2023, Dr. Govignon has served as a member of the board of directors of FG Merger II Corp., a special-purpose acquisition company in the process of completing its initial public offering. Since November 2023, Dr. Govignon has served as a member of the board of directors of FG Merger III Corp., a special-purpose acquisition company in the process of completing its initial public offering. Dr. Govignon served as a member of the board of directors of GreenFirst Forest Products, Inc. (TSXV: GFP), a public company focused on forest product investments, from January 2019 to December 2021. Dr. Govignon also served as a trustee of the StrongVest ETF Trust (US: CWAI), which invested in a diversified portfolio of corporate bonds with varying maturities and equity securities from 2017 to 2019. Dr. Govignon has worked in the healthcare and pharmaceutical industry in various management and pharmacy positions for over 20 years, most recently with ShopRite Pharmacy since 2022 and previously with CVS Health Corporation (2022-2019 and from 2013-2017), with Acme Markets Inc. (2017-2019) and Rite Aid Corporation (2001-2013). Dr. Govignon received a Bachelor of Science in Pharmacy and a Doctor of Pharmacy from the University of the Sciences in Philadelphia. We believe Dr. Govignon’s managerial experience and his experience in investing and financial analysis make him qualified to serve on our Board of Directors.

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John W. Struble has been a member of SGE’s Board of Directors since January 2022. Mr. Struble currently serves as the Chief Financial Officer of Artisanal Brewing Ventures (“ABV”), a private equity owned company based in Charlotte, NC. ABV is an umbrella company of like-minded craft beverage companies including Southern Tier Brewing, Southern Tier Distilling, Victory Brewing, Bold Rock Cider and Sixpoint Brewing. From March 2020 to November 2020, Mr. Struble worked at FGM, an affiliate of Fundamental Global, which provides services related to the day-to-day management of certain Fundamental Global’s portfolio companies and affiliates. Mr. Struble was appointed to the board of directors of BK Technologies Inc. (NYSE: BKTT) in March 2017 where he served as Chairman of the Board until December 2021. From December 2013 to March 2020, Mr. Struble served as Chief Financial Officer of Intra Pac International LLC, a specialty packaging manufacturing company owned by private equity investment firm Onex Corporation (TSX: ONEX), where he was responsible for the finance, information technology and human resources functions. From May 2010 to May 2012, he served as Corporate Controller (Operations) of Euramax International, Inc., where he was responsible for the accounting and finance functions for the North American operations. Euramax is a public company that produces aluminium, steel, vinyl and fiberglass products for original equipment manufacturers, distributors, contractors, and home centers in North America and Europe. Prior to that, he was a controller of Rock-Tenn Company, from December 2008 to February 2010. Mr. Struble is a Certified Public Accountant. He received an MBA from the University of Georgia and a B.S. in Business Administration from the State University of New York at Buffalo. We believe Mr. Struble is qualified to serve on our Board of Directors because of his previous board experience and his financial expertise.

Marsha G. King, PhD has been a member of SGE’s Board of Directors since January 2022. Dr. King has served as the President/Founder for Polaris Leadership Consulting since April 2021. Since April 2022, Dr. King has served as a director of Vend Tech International, Inc., a privately held vending machine company. Dr. King was also a director of FG (formerly Financial Group, Inc.) (NASDAQ: FGF) where she was a member of the Compensation Committee from January 2019 until December 2021. Dr. King has also served as President/Owner for SkillPoint Consulting, Inc., where she consulted with executives to improve their overall business and leadership performance, from January 2007 to April 2021. Dr. King has also taught as an adjunct professor at Northwestern University, The George Washington University, The Pennsylvania State University, Johns Hopkins University, Georgetown University and the University at Buffalo. Prior to joining SkillPoint Consulting Inc., Dr. King worked at Capital One Financial Corporation from September 1999 to January 2007, where she served as director of leadership acceleration before being promoted to Managing Vice President, Human Resources in October 2002. Prior to that, Dr. King served as an executive coach at Development Dimensions International, Inc., a global human resource consulting firm, from August 1998 to September 1999. Dr. King received a Bachelor of Science in Business Administration from The Ohio State University and a Master of Education in Instructional Systems Design/Multimedia and Ph.D. in Organizational Development from The Pennsylvania State University. We believe Dr. King is qualified to serve on SGE’s Board of Directors based on her perspective and experience consulting and providing executive leadership.

SGE is a newly formed company, and as discussed in more detail elsewhere, prior to the Separation, FGH, our ultimate parent and majority shareholder, operated the Entertainment operating segment (the “Entertainment Business”). Our compensation committee has met to review and approve the employment agreements of our executive officers. As a result, we have set forth below the compensation of our executive officers. In compliance with SEC rules, the information included in this section is historical, as applicable.

For purposes of the following compensation discussion and analysis, and the tabular executive compensation disclosures that follow, the individuals listed below are referred to collectively as the “Named Executive Officers” or (“NEOs”). These include:

●	Mark D. Roberson, Chief Executive Officer
●	Todd R. Major, Chief Financial Officer, Secretary and Treasurer, and
●	Ray F. Boegner, Former President

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Executive Compensation Tables

The following table sets forth information regarding all forms of compensation earned by the NEOs during the last two fiscal years as employees of SGE.

2023 and 2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
Mark D. Roberson(1)	2023	160,769	200,000	239,400	-	-	5,759	605,928
CEO	2022	-	-	-	-	-	-	-

Todd R. Major(1)	2023	131,539	150,000	199,500	-	-	4,946	485,985
CFO	2022	-	-	-	-	-	-	-

Ray F. Boegner(2)	2023	126,923	50,000	199,500	-	-	3,988	380,411
Former President	2022	-	-	-	-	-	-	-

(1)	Messrs. Roberson and Major began receiving compensation from SGE in May 2023, upon the consummation of SGE’s IPO. Prior to May 2023, Messrs. Roberson and Major received compensation from FGH.

(2)	Mr. Boegner served as SGE’s President from May 2023, the consummation of SGE’s IPO, to September 2023, when he passed away unexpectedly. Prior to May 2023, Mr. Boegner received compensation from FGH.

(2)	SGE’s Compensation Committee approved the payment of transaction-related bonuses to Messrs. Roberson, Major and Boegner for extra time and effort given by such employees in connection with the successful completion of SGE’s IPO.

(4)	The amounts in these columns represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 16 in this proxy statement/prospectus.

(5)	SGE provides its executives with certain employee benefits. These benefits include excess life and disability insurance and contributions made by SGE under the 401(k) Plan. The amounts reported for each NEO as All Other Compensation for 2023 are identified and quantified below.

	Mr. Roberson	Mr. Major	Mr. Boegner
Employer match on 401(k) Plan	$4,760	$3,946	$3,118
Excess life and disability insurance	1,000	1,000	870
Total All Other Compensation	$5,759	$4,946	$3,988

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The following table sets forth information concerning outstanding equity awards of SGE for each of the NEOs as of the end of the fiscal year ended December 31, 2023.

Outstanding Equity Awards at 2023 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
Mark D. Roberson	-	-	-	-	30,000	(1)	47,958

Todd R. Major	-	-	-	-	25,000	(1)	39,965

Ray F. Boegner	-	-	-	-	-		-

* Based on the closing stock price of SGE’s Common Shares of $1.5986 on December 29, 2023, the last trading day of the 2023 fiscal year.

(1)	Represents RSUs to be settled in shares of our common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in equal annual installments on May 18, 2024, May 18, 2025 and May 18, 2026.

Director Compensation

We pay our directors as follows:

●	Our Chairman is entitled to receive an annual cash retainer of $85,000, paid in quarterly installments, and each other non-employee director is entitled to receive an annual cash retainer of $45,000, paid in quarterly installments. In July 2024, the annual cash retainer for the Chairman was increased to $85,000 and for each other non-employee director was increased to $45,000;

●	The chairperson of the Audit Committee is entitled to receive an additional annual cash retainer of $10,000, paid in quarterly installments;

●	The chairperson of the Compensation Committee as well as the chairperson of the Nominating and Corporate Governance Committee is each entitled to receive an additional cash retainer of $5,000, paid in quarterly installments;

●	Each non-employee director receives an annual grant of restricted stock units (“RSUs”) with a value of $25,000, vesting on the first anniversary of the grant date, with the first grant made upon the completion of the IPO, provided that, if the director makes himself available and consents to be nominated by SGE for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of SGE; and

●	On May 28, 2023, our Chairman received 30,000 RSUs and each other non-employee director received 20,000 RSUs, pursuant to the Share Compensation Plan. These RSUs vested immediately.

There is also limit on the amount of compensation payable to our non-employee directors. Specifically, the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), when taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

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In addition, we expect to reimburse all directors for reasonable expenses incurred in attending meetings of the Board or any of its committees.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MARK ROBERSON, D. KYLE CERMINARA, RICHARD E. GOVIGNON, JR., MARSHA G. KING, AND JOHN W. STRUBLE, AS DIRECTORS.

Notwithstanding the foregoing, assuming consummation of the Business Combination, the results of this Proposal will no longer be relevant as SGE will become a wholly owned indirect subsidiary of FG and will no longer operate as an independent company following the closing of the Business Combination.

Corporate Governance

The information regarding SGE director independence and the SGE Board of Directors and its committees is as follows:

Board of Directors

SGE’s business and affairs are managed under the direction of its Board of Directors. SGE’s Articles, as amended, provide that the total number of directors on its Board of Directors shall be fixed from time to time, by ordinary resolution of the Shareholders. SGE’s board is composed of five directors. SGE’s officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office.

Audit Committee

SGE’s Audit Committee of the Board of Directors (the “Audit Committee”) consists of Richard E. Govignon Jr., John W. Struble and Marsha G. King, each of whom is independent for purposes of serving on the Audit Committee under the SEC’s rules and NYSE American’s listing requirements. All Audit Committee members are financially literate. The Board of Directors has determined that John W. Struble is an “Audit Committee Financial Expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. John W. Struble serves as the Chairperson of the Audit Committee. We adopted an audit committee charter, detailing the principal functions of the Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, internal controls, and reporting practices of the Company, and perform such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business, and overseeing compliance with the Company’s code of business conduct and ethics (the “Code of Ethics”) and considering conflicts of interest. Annually and on a quarterly basis, the Audit Committee reviews and discuss matters separately with management of SGE and with SGE’s independent registered public accounting firm. The Audit Committee will provide a report in the annual proxy that includes the Audit Committee’s review and discussion of matters with management and the independent public accounting firm.

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The Audit Committee also conducts periodic oversight of SGE’s risk management, including regularly reviewing SGE’s cybersecurity and other information technology risks, controls and procedures and the SGE’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of SGE and periodically reviews and evaluates such firm’s performance and independence from management. All audit and permitted non-audit services will be pre-approved by the Audit Committee. The Audit Committee may delegate the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Audit Committee chairperson, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss earnings press releases and our policies with respect to release of financial information and earnings guidance to be provided to analysts and rating agencies.

Compensation Committee

SGE’s compensation committee of the Board of Directors (the “Compensation Committee”) consists of Richard E. Govignon Jr., John W. Struble and Marsha G. King, each of whom is independent for purposes of serving on the Compensation Committee under the SEC’s rules and NYSE American’s listing requirements. Marsha G. King serves as the Chairperson of the Compensation Committee. SGE has adopted a Compensation Committee charter, detailing the principal functions of the Compensation Committee. The Compensation Committee is responsible for establishing policies with respect to the compensation of SGE’s officers and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of SGE. The Compensation Committee’s functions include, but are not limited to:

●	Determining the compensation of the Chief Executive Officer, and overseeing all other executive officers’ compensation, including salary and payments under SGE’s incentive compensation and equity-based plans;
●	Administering the SGE’s stock compensation plans, including approving all individual grants and awards under these plans;
●	Reviewing compensation for non-employee directors and recommending changes to the Board of Directors;
●	Reviewing and discussing with management the compensation discussion and analysis to be included in our annual meeting proxy statement;
●	Reviewing and monitoring matters related to human capital management, including talent acquisition, development and retention, internal pay equity, diversity and inclusion, and corporate culture; and
●	Conducting an annual risk assessment to ensure that the SGE’s executive compensation plans and programs do not promote the assumption of excessive risk and remain consistent with the approved overall compensation philosophy and strategy.

The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of SGE in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive and/or director compensation. The Compensation Committee is permitted to delegate its authority to a subcommittee of its members. The Compensation Committee annually reviews and reassesses the adequacy of its charter and performance and recommends any proposed changes to the Board for approval.

Nominating and Corporate Governance Committee

SGE’s Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) consists of Richard E. Govignon Jr., John W. Struble and Marsha G. King, each of whom is independent for purposes of serving on the Nominating and Corporate Governance Committee under the SEC’s rules and NYSE American’s listing requirements. Richard E. Govignon Jr. serves as the Chairperson of the Nominating and Corporate Governance Committee. SGE has adopted a Nominating and Corporate Governance Committee charter, detailing the principal functions of the Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of SGE’s corporate governance functions, including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but not be limited to:

●	Overseeing the annual review of the effectiveness of the Board of Directors and its committees;

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●	Administering a director orientation program for all newly-elected or appointed members of the Board of Directors;
●	Recommending the assignment of directors to the various committees of the Board of Directors;
●	Evaluating emergent ESG related risks and SGE’s ESG goals, and reviewing and discussing with management strategies, activities, and policies regarding ESG-related matters and making recommendations to the Board;
●	Reviewing and assessing shareholder proposals submitted to SGE for inclusion in SGE’s proxy statement; and
●	Periodically reviewing SGE’s corporate governance policies and practices and recommending changes to the Board of Directors when appropriate in light of SGE’s position, developments in laws and regulations applicable to the SGE, and corporate governance trends and practices.

The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership on the Board of Directors and recommends to the Board of Directors the director nominees for SGE’s annual meeting of shareholders.

During 2023, the SGE Board of Directors held eight meetings (including regularly scheduled and special meetings), the SGE Audit Committee held four meetings, the SGE Compensation Committee held two meetings, the SGE Nominating and Corporate Governance Committee held one meeting, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Indemnification of Directors and Officers

The corporate laws of British Columbia allow SGE to indemnify directors and officers and former directors and officers, and SGE’s corporate Articles, as amended, require us (subject to the provisions of the BCBCA noted below), to indemnify our directors, former directors, alternate directors and their heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and SGE must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with SGE on the terms of the indemnity contained in our Articles, as amended.

For the purposes of such an indemnification:

●	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding; and
●	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternative director of the Company (an “eligible person”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternative director:

○	is or may be joined as a party, or
○	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding.

In addition, under the BCBCA, SGE may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding, provided that SGE first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the restrictions noted below, the eligible party will repay the amounts advanced.

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Notwithstanding the provisions of SGE’s Articles, as amended, noted above, under the BCBCA the Company must not indemnify an eligible party or pay the expenses of an eligible party, if any of the following circumstances apply:

(1) if the indemnity or payment is made under an earlier agreement to indemnify or pay expenses and, at the time that the agreement to indemnify or pay expenses was made, the company was prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

(2) if the indemnity or payment is made otherwise than under an earlier agreement to indemnify or pay expenses and, at the time that the indemnity or payment is made, the company is prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

(3) if, in relation to the subject matter of the eligible proceeding, the eligible party did not act honestly and in good faith with a view to the best interests of the company or the associated corporation, as the case may be;

(4) in the case of an eligible proceeding other than a civil proceeding, if the eligible party did not have reasonable grounds for believing that the eligible party’s conduct in respect of which the proceeding was brought was lawful.

In addition, if an eligible proceeding is brought against an eligible party by or on behalf of SGE or by or on behalf of an associated corporation, SGE must not do either of the following:

(1) indemnify the eligible party under section 160(a) of the BCBCA in respect of the proceeding; or

(2) pay the expenses of the eligible party in respect of the proceeding.

Notwithstanding any of the foregoing, and whether or not payment of expenses or indemnification has been sought, authorized or declined under the BCBCA or the Articles of SGE, as amended, on the application of SGE or an eligible party, the Supreme Court of British Columbia may do one or more of the following:

(1) order a company to indemnify an eligible party against any liability incurred by the eligible party in respect of an eligible proceeding;

(2) order a company to pay some or all of the expenses incurred by an eligible party in respect of an eligible proceeding;

(3) order the enforcement of, or any payment under, an agreement of indemnification entered into by a company;

(4) order a company to pay some or all of the expenses actually and reasonably incurred by any person in obtaining an order under this section;

(5) make any other order the court considers appropriate.

SGE entered into indemnification agreements with each of its directors and officers. The indemnification agreements provide the directors and officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Articles of the Company, as amended, and the BCBCA, subject to certain exceptions contained in those agreements.

Code of Business Conduct and Ethics

SGE’s Board of Directors has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our executive and senior financial officers. The full text of SGE’s Code of Ethics has been posted on the investor relations section of its website. We intend to disclose future amendments to our Code of Ethics, or any waivers of such code, on our website or in public filings.

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Policy for Approval of Related Person Transaction

SGE’s Code of Ethics that its Board of Directors adopted requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except in accordance with the approval process and guidelines included in the Code of Ethics. Under SGE’s Code of Ethics, a “conflict of interest” arises when an individual’s personal interest interferes or appears to interfere with our interests.

In addition, the Audit Committee of SGE’s Board of Directors adopted a charter, pursuant to which the audit committee reviews policies and procedures regarding transactions, and reviews and oversees the transactions, between SGE and officers, directors and other related parties that are not a normal part of its business. If the Board of Directors creates a special committee in connection with such a transaction or holds a meeting of the non-interested directors of the Board to approve such transaction, the Audit Committee will not be required to consider such transaction or assess conflicts of interest in connection with such transaction.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

The transactions described in the section “Certain Relationships and Related Transactions, and Director Independence—Relationship with FG Group Holdings” (collectively, the “FG Group Holdings Contemplated Transactions”) were entered into prior to the adoption of SGE’s related person transaction approval policy and therefore were not approved under the policy. In addition, (i) amendments, modifications, terminations, extensions, or exercises of discretion outside the ordinary course of business, with respect to the agreements constituting FG Group Holdings Contemplated Transactions, (ii) negotiation, execution, modification, termination or extension, or exercises of discretion outside the ordinary course of business, with respect to any new agreements with FG Group Holdings (“New Agreements”) and (iii) the assertion, handling or resolution of any disputes arising under the agreements related to the FG Group Holdings Contemplated Transactions or any New Agreements, in each case involving amounts that will or may be expected to exceed $120,000, will be reviewed and approved by SGE’s directors that are unaffiliated with FGH. Any executive officer of SGE who is also an officer, director or employee of FGH may participate in these activities provided that he or she does so solely on behalf of SGE and under the direction of, and subject to the approval of, our independent directors that are unaffiliated with FGH. Any director of SGE who is also an officer, director or other affiliate of FGH may participate in these activities provided that he or she does so solely on behalf of FGH or its affiliates, as applicable, and provided that our independent directors have received advance notice of his or her participation.

Shareholder Nominees

There have been no material changes to the procedures by which shareholders of SGE may recommend nominees to SGE’s Board of Directors.

Family Relationships

There are no family relationships among any of SGE’s directors or executive officers.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Insider Trading Policies

SGE has adopted insider trading policies pursuant to its Code of Business Conduct and Ethics, under which all SGE employees, directors and agents are prohibited from profiting from undisclosed information relating to SGE or any other company in violation of insider trading or other laws. The full text of the SGE Code of Business Conduct and Ethics has been posted on the investor relations section of the SGE website.

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Related Person Transactions and Policy

Policy for Approval of Related Person Transaction

SGE’s Code of Ethics that its Board of Directors adopted requires SGE to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except in accordance with the approval process and guidelines included in the Code of Ethics. Under our Code of Ethics, a “conflict of interest” arises when an individual’s personal interest interferes or appears to interfere with SGE’s interests.

In addition, the Audit Committee of SGE’s Board of Directors adopted a charter, pursuant to which the audit committee reviews policies and procedures regarding transactions, and reviews and oversees the transactions, between us and officers, directors and other related parties that are not a normal part of our business. If the Board of Directors creates a special committee in connection with such a transaction or holds a meeting of the non-interested directors of the Board to approve such transaction, the Audit Committee will not be required to consider such transaction or assess conflicts of interest in connection with such transaction.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Transactions related to the separation of SGE in May 2023

On May 18, 2023, SGE entered into various agreements that govern the separation of the entertainment business from FG (the “Separation”). Upon completion of the Business Combination, SGE will be 100% owned by FG and many of the agreements will be largely irrelevant in the context of the consolidated operating business. Refer to the Section “Relationship between SGE and FG” for additional information.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors and certain officers of SGE, as well as persons who own more than 10% of a registered class of SGE’s equity securities, to file reports with the SEC.

Based upon a review of filings with the SEC and written representations from SGE’s directors, officers, and other persons who own more than 10% of a registered class of its shares that no other reports were required, SGE believes that all parties complied during 2023 with the reporting requirements of Section 16(a) of the Exchange Act.

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Equity Compensation Plan Information for Fundamental Global Inc.

The following table sets forth, as of December 31, 2023, the number of shares of common stock underlying awards outstanding under the 2021 Plan, the 2018 Plan, and the Company’s Amended and Restated 2014 Equity Incentive Plan (“2014 Plan”), as well as the number of shares remaining available for issuance under the 2021 Plan. No more awards may be made under the 2018 Plan or the 2014 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,151,107	$-	698,070
Equity compensation plans not approved by security holders	-	-	-
Total	1,151,107	$-	698,070

1.	Includes 22,738 common shares to be issued upon vesting of restricted stock units and 130,000 common shares to be issued upon vesting of stock options issued under SGE’s 2018 Plan; and includes approximately 998,369 gross common shares (pretax) to be issued upon vesting of restricted stock units issued under our 2021 Plan.

2.	Represents shares available for future issuance under the 2021 Plan.

Equity Compensation Plan Information for Strong Global Entertainment, Inc.

The following table provides information as of December 31, 2023 about SGE’s equity compensation plan and arrangements:

Plan category	Number of securities to be issued upon exercise of outstanding options and restricted stock units	Weighted-average exercise price of outstanding options, and restricted stock units	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	330,000	$3.11	502,265
Equity compensation plans not approved by security holders	-	-	-
Total	330,000	$3.11	502,265

The information regarding SGE’s largest holders and ownership of our securities by its management and directors will be contained in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement/prospectus.

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PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP AS SGE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

At the SGE Stockholder Meeting, stockholders will be asked to ratify the appointment of Haskell & White LLP (“Haskell & White”) as SGE’s independent registered public accounting firm for the year ending December 31, 2024. The Audit Committee of SGE’s Board of Directors has appointed Haskell & White as SGE’s independent registered public accounting firm for the year ending December 31, 2024. Haskell & White also served as SGE’s independent registered public accounting firm for the year ended December 31, 2023 and has served as SGE’s independent registered public accounting firm since 2021. If stockholders do not ratify the appointment of Haskell & White, the Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2024, but will not be required to do so.

Stockholder ratification of the appointment of Haskell & White is not required. However, the SGE Board of Directors is submitting the appointment of Haskell & White to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, the SGE Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2024 if the Board of Directors feels that such a change would be in the best interests of SGE and its stockholders.

The Audit Committee and the Board of Directors believe that the continued retention of Haskell & White as SGE’s independent registered public accounting firm is in the best interests of SGE and its stockholders at this time.

Required Vote

Ratification requires an affirmative vote of a majority of the votes properly cast at the SGE Stockholder Meeting. Therefore, proxies marked “ABSTAIN” will have no impact on the outcome. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the ratification of the appointment of Haskell & White LLP, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS SGE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Notwithstanding the foregoing, assuming consummation of the Business Combination, the results of this Proposal will no longer be relevant as SGE will become a wholly owned indirect subsidiary of FG and will no longer operate as an independent company following the closing of the Business Combination.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2023 and 2022 have been audited by Haskell & White, as independent registered public accounting firm. SGE’s Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by Haskell & White. Fees for all services provided by Haskell & White were pre-approved by the Audit Committee.

	2023	2022
Audit Fees(1)	$329,900	$170,200
Audit-Related Fees(2)	32,000	83,100
Tax Fees	-	-
All Other Fees	-	-
Total	$361,900	$253,300

(1)	Includes fees for professional services rendered during the fiscal year for the audit of SGE’s annual financial statements and for reviews of the financial statements included in its quarterly reports on Form 10-Q.

(2)	Includes fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.

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ARRANGEMENT AGREEMENT AND PLAN OF ARRANGEMENT

Arrangement Agreement and Plan of Arrangement

Following is a description of material aspects of the Arrangement. This summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents we refer you to for a more complete understanding of the Arrangement, including the full text of the Arrangement Agreement and Plan of Arrangement. Please see the section entitled “Where You Can Find More Information” beginning on page 112.

On May 30, 2024, SGE, FG Québec, and Subco, entered into the Arrangement Agreement and Plan of Arrangement, pursuant to which, commencing at the Effective Time (i) the SGE Common Shares outstanding immediately prior to the Effective Time will be deemed to be transferred by the holders thereof to FG Québec in exchange for the Arrangement Consideration consisting of FG Common Stock (ii) SGE and Subco will be amalgamated and continue as one corporate entity, Amalco, and (iii) each SGE Common Share and Subco share held by FG Québec will be exchanged for one Common Share of Amalco.

If the Arrangement Agreement and Plan of Arrangement are adopted and the other transactions contemplated thereby are approved, including receipt of the final order of the Supreme Court of British Columbia under Section 291 of BCBCA approving the Business Combination, (a) prior to the Closing of the Business Combination, the Arrangement Consideration will be deposited in escrow to be paid to SGE stockholders in accordance with the Arrangement Agreement, and (b) the SGE Convertible Securities outstanding prior to the Effective Time will be adjusted at the Effective Time to be exercisable for, or settled in, FG Common Stock.

Listing of Arrangement Consideration; Delisting and Deregistration of SGE Common Stock

The shares of FG Common Stock to be issued in the Arrangement will be listed for trading on Nasdaq. Following the Arrangement, shares of FG Common Stock will continue to be listed on Nasdaq. In addition, following the Arrangement, SGE Common Stock will be delisted from the NYSE American and deregistered under the Exchange Act.

Background of the Business Combination

The management of each of FG and SGE and each of their boards of directors (which we refer to in this section as the “FG Board” and the “SGE Board,” respectively) regularly review and assess the performance, strategy, competitive position, challenges, opportunities, and prospects of their respective companies, in each case with the goal of enhancing value for their respective stockholders. These reviews have included periodic consideration of, and discussions with other companies from time to time regarding potential strategic alternatives, including business combinations, acquisitions and dispositions to further the companies’ strategic objectives. As part of these reviews, members of management of each company have had, from time to time, informal discussions with members of management of other companies regarding trends and developments, and, on occasion, strategic alternatives available to their respective companies, including potential business combinations and other strategic transactions. The MDI Acquisition is an example of such ongoing pursuit of strategic alternatives.

The current ownership and control of FG and SGE includes significant overlap. FG shares voting and dispositive power with respect approximately 76% of the outstanding SGE Common Stock. Further, there are overlapping executive officer and director positions as described in “Certain Relationships and Related Person Transactions” on page 100.

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One of the primary reasons for the Arrangement is to reduce overhead, streamline administrative and regulatory matters, and improve the efficiency of both companies. The assets and operations of both companies are well understood by the boards of both entities, given the overlap in ownership and management between the companies and the consolidation of financial information. The boards of both companies also believe the Arrangement can be accomplished in an expeditious and cost-effective manner, given their great familiarity with the facts and circumstances of each entity and the business structure.

The following chronology summarizes the key events that led to the signing of the Arrangement Agreement and Plan of Arrangement. This summary does not purport to catalogue every conversation of or among the FG Board, the SGE Board, their respective Special Committees and management teams, or the representatives of FG and SGE, and other parties.

In the ordinary course of business, the FG Board and the SGE Board, together with their respective senior management teams, regularly review and assesses their near-term and long-term strategy, strategic direction, financial performance and business with a view towards generating long-term stockholder value.

As part of this process, from time to time, the FG Board and the SGE Board (with the majority of members of each of the Boards of Directors being “independent” as defined by SEC, NYSE American and Nasdaq rules and regulations) and their senior management teams have reviewed potential strategic alternatives including, among other things, continuing as stand-alone public companies or executing a third-party transaction as the best opportunity to enhance stockholder value. The SGE Board, the FG Board, and their respective management teams also considered the potential benefits and risks associated with each such course of action. In the ordinary course of business, members of management of FG and SGE have had conversations about their businesses and discussed the possibility of potential combinations and other ways of working together to the mutual benefit of the companies. In addition, stockholders from each of FG and SGE have inquired as to whether management and their respective board of directors had considered the merits of combining the companies.

During March 2024, FG and SGE each proceeded to engage independent counsel specifically to represent the respective parties in a potential Arrangement transaction, evaluate potential courses of action, and to begin drafting an Arrangement Agreement and Plan of Arrangement. FG engaged Holland & Hart LLP, and SGE engaged Gowling WLG (Canada) LLP. Those discussions and evaluations continued at the board and management level of each company over the next several months.

On May 2, 2024, the SGE Board held a meeting at which both routine and strategic matters were discussed, including discussion of the proposed Arrangement and the potential cost savings and other strategic benefits of combining the companies. Management gave a briefing on the proposed Arrangement. Management indicated that the Arrangement was expected to be advantageous because of cost savings from running the two companies on a common platform thereby eliminating duplication of costs and inefficiencies in the current management arrangements.

Working with outside advisors and legal counsel, and following the discussions with the respective boards of directors, management for FG and SGE determined that the structure reflected in the Arrangement Agreement and Plan of Arrangement was the recommended structure for a combination of the companies. At each of the SGE and FG Board meetings, the directors with special interests identified those interests and indicated that they would accordingly be abstaining from any votes taken with respect to the proposed transaction. Such interests are discussed under “Certain Relationships and Related Person Transactions” on page 98.

On April 30, 2024, the SGE Board established a special committee of independent directors to evaluate the transaction and make its recommendations to the FG Board regarding the Business Combination and engaged Intrinsic as its financial advisor, and to provide an opinion on the fairness from a financial point of view to the holders of SGE Common Stock of the exchange ratio to be provided in the Plan of Arrangement

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On May 2, 2024, the SGE Board held a meeting at which both routine and strategic matters were discussed, including discussion of the proposed Arrangement and the recommended structure.

Intrinsic and its affiliates are engaged in advisory, research, and other financial and non-financial activities and services for various persons and entities. The independent members of the SGE Board selected Intrinsic as its financial advisor because it is a nationally recognized valuation, advisory and financial diligence firm that has substantial experience in transactions similar to the transactions contemplated by the Arrangement Agreement and Plan of Arrangement. The independent members of the SGE Board engaged Intrinsic to assess the fairness, from a financial point of view, of the Arrangement Consideration. Intrinsic began the process of meeting with the management of SGE and FG, reviewing financial information about SGE and FG’s underlying operations and holdings and preparing their opinion on the fairness from a financial point of view of the exchange ratio and Arrangement Consideration. Discussions and evaluations of the proposed Arrangement continued at the board and management level of each company.

On May13, 2024, the FG Board had a regularly scheduled board meeting at which management updated the board on the progress of various work streams to implement the proposed Arrangement. Management was asked to keep the Board apprised of developments with respect to the determination of the exchange ratio and progress toward definitive documentation.

On May 20, 2024, the FG Board established a special committee of independent directors to evaluate the transaction and make its recommendations to the FG Board regarding the Business Combination.

On May 30, 2024, meetings of the FG Board and the FG Special Committee were held where the proposed transactions and terms of the Arrangement Agreement and Plan of Arrangement were reviewed and considered. The FG Special Committee and FG Board evaluated the exchange ratio based on several metrics, including underlying value of the holdings of each company in relation to their respective share prices, the current share price of each company, and the volume weighted average stock price (“VWAP”) of each company’s common stock over the most recent 20–90-day period. They also discussed the potential impact of the MDI Acquisition and the potential cost savings and other benefits from the proposed Arrangement.

The FG Special Committee reviewed the information presented and after lengthy discussion, unanimously voted to approve the Arrangement Agreement and Plan of Arrangement and the transactions contemplated thereby, and recommended that the FG Board approve the Arrangement. The FG Board, taking into consideration the information presented and the recommendation of the FG Special Committee also approved the Arrangement.

Also on May 30, 2024, meetings of the SGE Board and the SGE Special Committee were held where the proposed transactions and terms of the Arrangement Agreement and Plan of Arrangement were reviewed and considered, and Intrinsic presented the results of their fairness opinion. The SGE Special Committee and the SGE Board evaluated the exchange ratio based on several metrics, including underlying value of the holdings of each company in relation to their respective share prices, the current share price of each company, and the VWAP of each company’s common stock over the most recent 20–90-day period. They also discussed the potential strategic fit and cost savings and other benefits from the proposed Arrangement.

The SGE Special Committee reviewed the information presented and after a thorough discussion, unanimously voted to approve the Arrangement Agreement and Plan of Arrangement and the transactions contemplated thereby, and recommended that the SGE Board approve the Arrangement. The SGE Board, taking into consideration the information presented and the recommendation of the SGE Special Committee also unanimously approved the Arrangement and determined to recommend the Arrangement for approval by SGE stockholders.

SGE’s Reasons for the Business Combination; Recommendation of the SGE Board

In reaching its decision to adopt and approve the Business Combination, and to recommend that its stockholders approve the Business Combination, the SGE Board evaluated the Arrangement Agreement, Plan of Arrangement, and the other contemplated transactions in consultation with SGE’s management, as well as SGE’s financial and legal advisors, and considered a number of factors, including the following:

●	each of SGE’s and FG’s business, operations, financial condition, asset quality, earnings, and prospects. In reviewing these factors, the SGE Board considered its assessment that FG’s business, operations, culture, risk profile, and opportunities complement those of SGE, and that the Arrangement and the other transactions contemplated by the Plan of Arrangement would result in a combined company with a larger scale and market presence, streamlined administration, and greater, more diversified assets than SGE on a stand-alone basis, and would thereby position SGE for continued growth, lower costs, and enhanced potential to generate stockholder value;

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●	the SGE Board’s belief that the Arrangement will create, and enable SGE Stockholders to become stockholders of, a larger, financially stronger company with an enhanced platform for future growth;
●	the SGE Board’s belief that FG’s earnings and prospects, and the benefits potentially available in the proposed Arrangement, would result in the combined company having the opportunity to have superior future earnings and prospects compared to SGE’s earnings and prospects on a stand-alone basis;
●	the SGE Board’s belief that both companies share similar cultures, including with respect to strategic focus, and the SGE Board’s belief that the complementary cultures would facilitate the successful completion of the transaction and integration following consummation of the transaction;
●	the ability to leverage the scale and financial capabilities of the combined company to accelerate investments in the business;
●	the expectation of cost savings resulting from the transaction;
●	the terms of the Arrangement and the fact that the exchange ratio is fixed, with no adjustment in the Arrangement Consideration to be received by SGE Stockholders as a result of possible increases or decreases in the trading price of SGE Common Stock or FG Common Stock following the announcement of the Arrangement;
●	the fact that 100% of the Arrangement Consideration would be in the form of FG Common Stock, which would allow SGE Stockholders to participate in the future growth and opportunities of the combined company and the anticipated pro forma impact of the Arrangement;
●	the corporate governance of the combined company;
●	the SGE Board’s familiarity with and understanding of both FG and SGE’s businesses, results of operations, asset quality, financial and market positions and expectations concerning their respective future earnings and prospects;
●	the SGE Board’s understanding of the current and prospective environment in which SGE and FG operate, including economic conditions, the interest rate environment, increased operating costs resulting from regulatory and compliance mandates, the competitive environment and the challenges facing SGE as an independent institution, including, among other things, the costs required to continue to improve asset quality, and the likely effect of these factors on SGE both with and without the Arrangement;
●	the SGE Board’s evaluation, with the assistance of management and SGE’s financial and legal advisors, of SGE’s stand-alone plan and other strategic alternatives available to SGE for enhancing value over the long term and the potential risks, rewards and uncertainties associated with SGE’s stand-alone plan and such other alternatives, and the SGE Board’s belief that the proposed Arrangement offered greater benefits, with reduced risks, as compared to the value that could reasonably be expected to be obtained from SGE’s stand-alone plan and other alternatives available to SGE;
●	the SGE Board’s belief that the combined company will be in a better position to address many of the key challenges currently facing SGE, including the expense and time that would be required to be incurred to drive organic growth, including by improving asset quality, as compared with SGE on a stand-alone basis, and the SGE Board’s belief that the combined company will be able to address these matters on an accelerated basis;
●	the SGE Board’s review and discussions with SGE’s management and advisors concerning the operations, financial condition and regulatory compliance programs and prospects of FG;
●	the process through which the SGE Board, with the assistance of management and SGE’s financial and legal advisors, conducted extensive analysis and considered the available alternatives for SGE over an extended period of time, including consideration of other potential strategic partners and the likelihood of any other party offering financial and other terms that would be superior to the proposed Arrangement, and an evaluation and testing of SGE’s stand-alone plan, and determined that no such alternative was as strategically and financially compelling as the transaction with FG; and

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●	any contractual, regulatory and other approvals required in connection with the transaction and the expectation that such approvals, if any, would be received in a timely manner and without unacceptable conditions.

The SGE Board also considered potential risks related to the Arrangement but concluded that the anticipated benefits of the Arrangement were likely to substantially outweigh these risks. These potential risks include:

●	the contractual, regulatory, and other approvals required in connection with the Arrangement and the risk that such approvals may not be received in a timely manner or at all or may impose unacceptable conditions;
●	certain anticipated Arrangement-related costs that SGE expects to incur, including a number of non-recurring costs in connection with the Arrangement even if the Arrangement is not ultimately consummated;
●	the possibility of encountering difficulties in achieving anticipated cost savings in the amounts estimated or in the time frame contemplated;
●	the possibility of encountering difficulties in successfully maintaining existing customer, vendor, and employee relationships;
●	the possibility of encountering difficulties in successfully integrating the business, operations and workforce of the two companies;
●	the risk of losing key employees of either company during the pendency of the Arrangement and thereafter;
●	the possible diversion of management attention and resources from the operation of SGE’s business or other strategic opportunities towards the completion of the Arrangement;
●	the potential for legal claims challenging the Arrangement; and
●	the other risks described under the sections entitled “Risk Factors” beginning on page 18 and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 1.

The foregoing discussion of the information and factors considered by the SGE Board is not intended to be exhaustive, but includes the material factors considered by the SGE Board. In reaching its decision to approve the Business Combination, the SGE Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The SGE Board considered all these factors as a whole, including through its discussions with SGE’s management and financial and legal advisors.

For the reasons set forth above, the SGE Board determined that the Business Combination is advisable and in the best interests of SGE and its stockholders.

This explanation of the reasoning of the SGE Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” on page 1.

FOR THE REASONS SET FORTH ABOVE, THE SGE BOARD UNANIMOUSLY RECOMMENDS THAT THE SGE STOCKHOLDERS APPROVE THE BUSINESS COMBINATION.

FG’s Reasons for the Business Combination

In reaching its decision to adopt and approve the Business Combination, the FG Board evaluated the Arrangement Agreement, Plan of Arrangement, and the other contemplated transactions in consultation with FG’s management, as well as FG’s legal advisors, and considered a number of factors, including the following:

●	each of FG’s, SGE’s and the combined company’s business, operations, financial condition, asset quality, earnings, and prospects;

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●	in reviewing these factors, the FG Board considered that FG already owns 76% of SGE’s outstanding common shares, that SGE is incurring additional costs to maintain a separate listing as a public company, and that FG and its shareholders, as the majority shareholder of SGE, would stand to realize a meaningful benefit from potentially reducing SGE’s operating costs and increasing its value;
●	the strategic rationale for the Arrangement, including the cost savings and simplification of FG’s and SGE’s overall organization structure;
●	the FG Board’s belief that SGE’s earnings and prospects, and the cost savings potentially available in the proposed Arrangement, would create the opportunity for the combined company to have superior future earnings and prospects compared to FG’s earnings and prospects on a stand-alone basis;
●	the complementary nature of the cultures of the two companies, including with respect to corporate purpose, management philosophy, and strategic focus, which would facilitate the successful integration and implementation of the transaction;
●	the expanded possibilities for growth and value creation;
●	the expectation of significant cost savings from reducing the legal, audit, tax, and other administrative costs of operating SGE as a separate public company;
●	the terms of the Arrangement and the fact that the exchange ratio is fixed, with no adjustment in the Arrangement Consideration to be received by SGE Stockholders as a result of possible increases or decreases in the trading price of SGE Common Stock or FG Common Stock following the announcement of the Arrangement;
●	that the executive management team of the combined company will represent an experienced management team with greater bench strength and potential to create value in a more cost efficient structure;
●	its understanding of the current and prospective environment in which FG and SGE operate, including national, regional and local economic conditions, the interest rate environment, increased operating costs resulting from regulatory and compliance mandates, the competitive environment generally, and the likely effect of these factors on FG both with and without the Arrangement;
●	its expectation that any required contractual, regulatory and other approvals for the Arrangement and the other transactions contemplated by the Plan of Arrangement could be obtained in a timely fashion;
●	its review with FG’s outside legal advisor of the terms of the Arrangement; and
●	FG’s past record of integrating similar transactions and of realizing projected financial goals and benefits of those transactions, and the strength of FG’s management and infrastructure to successfully complete the integration process following the completion of the Arrangement.

The FG Board also considered potential risks related to the Arrangement but concluded that the anticipated benefits of the Arrangement were likely to substantially outweigh these risks. These potential risks include:

●	the risk that any contractual, regulatory and other approvals required in connection with the Arrangement may not be received in a timely manner or at all or may impose unacceptable conditions;
●	the possibility of encountering difficulties in achieving anticipated cost savings in the amounts estimated or in the time frame contemplated;
●	the possibility of encountering difficulties in successfully integrating FG’s and SGE’s business, operations and workforce;
●	the risk of losing key FG or SGE employees during the pendency of the Arrangement and thereafter;
●	certain anticipated Arrangement-related costs, including a number of non-recurring costs in connection with the Arrangement even if the Arrangement is not ultimately consummated;
●	the potential for legal claims challenging the Arrangement;
●	the diversion of management attention and resources from the operation of FG’s business towards the completion of the Arrangement; and
●	the other risks described under the sections entitled “Risk Factors” beginning on page 18 and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 1.

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The foregoing discussion of the information and factors considered by the FG Board is not intended to be exhaustive but includes the material factors considered by the FG Board. In reaching its decision to approve the Business Combination, the FG Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The FG Board considered all these factors as a whole, including through its discussions with FG’s management and legal advisors.

For the reasons set forth above, the FG Board determined that the Business Combination is advisable and in the best interests of FG and its stockholders, and adopted and approved the Business Combination.

It should be noted that this explanation of the reasoning of the FG Board and all other information presented in this section is forward looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” on page 1.

Fairness Opinion of SGE’s Financial Advisor

On May 30, 2024, the independent members of the SGE Board (with Messrs. Cerminara, Govignon and Roberson recusing themselves) voted to engage Intrinsic as their financial advisor, and to provide an opinion to and for the sole benefit of the SGE Board as to the fairness from a financial point of view to the holders of SGE Common Stock of the Exchange Ratio to be provided in the Arrangement Agreement.

The full text of Intrinsic’s opinion, which sets forth, among other things, the assumptions made, matters considered and limitations on the scope of review undertaken by Intrinsic in rendering its opinion, is attached as Annex B and is incorporated into this joint proxy statement/prospectus by reference in its entirety. Holders of SGE Common Stock are encouraged to read this opinion carefully in its entirety. Intrinsic’s opinion was provided to the special committee and the independent members of the SGE Board for its information in connection with their evaluation of the value of the Business Combination, relates only to the fairness from a financial point of view to the holders of SGE Common Stock of the Exchange Ratio to be provided in the Arrangement Agreement, does not address any other aspect of the proposed Business Combination and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the proposed Business Combination. The summary of Intrinsic’s opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the opinion.

Intrinsic rendered its opinion to the special committee and to the independent members of the SGE Board that, as of May 30, 2024 and based upon and subject to the factors and assumptions set forth therein, the Exchange Ratio pursuant to the Arrangement Agreement was fair, from a financial point of view, to the holders of SGE Common Stock.

In arriving at its opinion, Intrinsic, among other things:

●	reviewed the draft Arrangement Agreement as provided to Intrinsic on or about May 29, 2024 (which draft was substantially and materially the form of the executed Agreement Agreement);
●	discussed with senior management of SGE (“Management”) the terms of the Business Combination;
●	reviewed and analyzed certain audited and unaudited financial and other data for SGE, FG, the legacy operations of FG Financial Group, Inc. (“Legacy FGF”), the legacy operations of FG Group Holdings Inc. (“Legacy FGH”), FireFly Systems Inc. (“FireFly”), and GreenFirst Forest Products Inc. (“GFP”), as well as commercial real estate in Alpharetta, Georgia and Joliette, Quebec, Canada. Each of SGE, FG, Legacy FGF, Legacy FGH, FireFly, and GFP are a “Subject Company” and collectively are the “Subject Companies”;
●	reviewed certain forecasts provided to Intrinsic in November 2023, and subsequently reiterated by Management on or about April 26, 2024;
●	discussed with Management potential cost savings as a result of the transactions contemplated by the Arrangement Agreement;
●	conducted discussions with members of Management with respect to the business, operations, assets, liabilities, prospects and financial condition and outlook of SGE;

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●	conducted discussions with members of the senior management of FG with respect to the business, operations, assets, liabilities, prospects and financial condition and outlook of the Subject Companies;
●	reviewed certain publicly available financial data and other information for companies deemed to be relevant;
●	reviewed the financial terms, to the extent publicly available, of selected precedent transactions deemed to be relevant;
●	conducted such other financial studies, analyses and investigations and considered such other information as Intrinsic deemed appropriate; and
●	reviewed a management representation letter addressed to Intrinsic from Management addressing the accuracy and completion of information provided to Intrinsic.

In rendering its opinion, Intrinsic has relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished or otherwise made available to Intrinsic by Management (including any materials prepared by third parties and provided to Intrinsic by or on behalf of Management), discussed with Intrinsic by or on behalf of Management, or reviewed by Intrinsic, or that was publicly available, and Intrinsic does not assume any responsibility for or with respect to such data, material, or other information. Intrinsic has not been requested to, and did not perform an independent evaluation, physical inspection or appraisal of any of the assets or liabilities (contingent or otherwise) of the Subject Companies. Intrinsic has further relied upon Management’s representations that Management is not aware of any facts or circumstances that would make such information inaccurate or misleading. Intrinsic has undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which a Subject Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which a Subject Company is or may be a party or is or may be subject. In relying on the financial analyses and forecasts provided to Intrinsic, Intrinsic has assumed, with the consent of the independent members of the SGE Board, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the respective Subject Company’s management as to the future financial performance of such Subject Company, and Intrinsic assumes no responsibility for and expresses no view as to such analyses and forecasts or the assumptions on which they are based. Intrinsic has further relied on the assurances of Management that they are unaware of any facts that would make such business prospects and financial outlook incomplete or misleading.

Intrinsic has also assumed that the Arrangement Agreement will conform in all material respects to the latest available drafts reviewed by Intrinsic; that the Business Combination will be consummated in a timely manner and in accordance with the terms set forth in the Arrangement Agreement and discussed with Management without waiver, modification, or amendment of any material term, condition or agreement; and that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Business Combination will be obtained without any material adverse effect on FG, SGE, the Subject Companies, or on the contemplated benefits of the Business Combination.

Intrinsic has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Subject Companies since the dates of the most recent financial statements and other information, financial or otherwise, provided to Intrinsic, in each case that would be material to its analysis for Intrinsic’s opinion.

Intrinsic’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and information available to Intrinsic as of, the date of its opinion. Intrinsic has not undertaken to update, reaffirm, revise or withdraw its opinion or otherwise comment upon any events occurring or coming to Intrinsic’s attention after the date of its opinion and does not have any obligation to update, revise or reaffirm its opinion.

Intrinsic’s opinion addresses solely the fairness from a financial point of view, as of May 30, 2024, to the holders of SGE Common Stock of the Exchange Ratio provided for in the Arrangement Agreement and does not address any other terms or agreement relating to the Business Combination or any other matters pertaining to FG or SGE, or any other person or entity. Intrinsic was not authorized, and did not, (i) solicit other potential parties with respect to the Business Combination or any alternatives to the Business Combination or any related transaction with FG or SGE; (ii) negotiate the terms of the Business Combination or any related transaction; or (iii) advise the SGE Board or any other party or entity with respect to alternatives to the Business Combination or any related transaction.

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Intrinsic’s opinion was furnished solely for the use and benefit of the special committee and the independent members of the SGE Board (solely in its capacity as such) in connection with its consideration of the Business Combination and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, for any other purpose, without Intrinsic’s express, prior written consent. Intrinsic’s opinion should not be construed as creating any fiduciary duty on Intrinsic’s part to any party. Intrinsic’s opinion is not intended to be, and does not constitute, a recommendation to the independent members of the SGE Board, any security holder or any other person or entity as to how to act or vote with respect to any matter relating to the Business Combination.

Intrinsic’s opinion does not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice, and does not address or express an opinion regarding: (i) the underlying business decision of the independent members of the SGE Board or SGE’s security holders to proceed with or effect the Business Combination; (ii) the fairness of any portion or aspect of the Business Combination not expressly addressed in Intrinsic’s opinion; (iii) the fairness of any portion or aspect of the Business Combination to the creditors or other constituencies of FG or SGE other than those set forth in the opinion; (iv) the relative merits of the Business Combination as compared to any alternative business strategies that might exist for FG or SGE or the effect of any other transaction in which FG or SGE might engage; (v) the tax or legal consequences of the Business Combination to FG, SGE, or its respective security holders; (vi) how any security holder should act or vote, as the case may be, with respect to the Business Combination; (vii) the solvency, creditworthiness or fair value of any Subject Company or any other participant in the Business Combination under any applicable laws relating to bankruptcy, insolvency or similar matters; (viii) future price or value of the FG Common Stock or the SGE Common Stock or any other equity interests in FG or SGE or any assets of FG or SGE; or (ix) the fairness of the amount or nature of the compensation to any of FG’s or SGE’s respective officers, directors, or employees relative to the compensation to the other security holders of FG or SGE. Intrinsic’s opinion has been approved by the Opinions Committee of Intrinsic.

Intrinsic’s opinion to the special committee and independent members of the SGE Board was one of many factors taken into consideration by the independent members of the SGE Board in making its determination to approve the Business Combination. The foregoing summary does not purport to be a complete description of the analyses performed by Intrinsic in connection with its opinion and is qualified in its entirety by reference to the written opinion of Intrinsic attached as Annex B.

Interests of FG’s and SGE’s Directors and Executive Officers in the Arrangement

Certain of FG’s and SGE’s directors and executive officers may have interests in the Business Combination or with respect to SGE that are different from, or in addition to, the interests of SGE Stockholders generally. Each of the FG and SGE Boards was aware of these interests and considered them, among other matters, in evaluating and negotiating the Business Combination. These interests are described in “Certain Relationships and Related Person Transactions” beginning on page 98.

Treatment of SGE Equity Awards

The SGE equity awards held by SGE’s directors and executive officers immediately prior to the Effective Time will be treated in the same manner as those SGE equity awards held by other employees generally. Upon completion of the Arrangement, outstanding SGE equity awards will be treated as follows:

●	Each option to purchase shares of SGE Common Stock that is outstanding immediately prior to the Effective Time, will, as of the Effective Time, be converted into an option to acquire the number of shares of FG Common Stock (rounded up to the nearest whole share) reflecting the exchange ratio. The term, vesting schedule and all of the other terms of each assumed stock option will otherwise remain unchanged and identical, subject to the rights of FG to amend or modify any such assumed stock option in accordance with its terms and applicable law.

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●	Each award of restricted share units (“RSUs”) that is outstanding as of immediately prior to the Effective Time, will, as of the Effective Time be converted into an RSU convertible into such number of shares of FG Common Stock (rounded up to the nearest whole share) reflecting the exchange ratio. The term, vesting schedule and all of the other terms of each assumed RSU will otherwise remain unchanged and identical, subject to the rights of FG to amend or modify any such assumed RSU in accordance with its terms and applicable law.

Existing SGE Employment Agreements

SGE is party to existing employment agreements with its named executive officers that, in certain cases, provide for payments following a termination of employment in connection with a change in control. The SGE officers are not expected to be terminated in connection with the Arrangement. The material provisions of these employment agreements are discussed below.

Mr. Roberson’s employment agreement with SGE provides for an annual base salary of $275,000, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at 75% of base salary, payable in a combination of cash and equity, as determined by the Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. Mr. Roberson is also eligible to participate in SGE’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of SGE. The employment agreement also contains customary non-competition and non-solicitation covenants. In the event Mr. Roberson is terminated without cause (as defined in Mr. Roberson’s employment agreement), and provided he enters into a general release in favor of SGE and related parties, he will be entitled to severance equal to one year of his base salary and twelve (12) months of Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums.

Mr. Major’s employment agreement with SGE provides for an annual base salary of $225,000, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at 50% of base salary, payable in a combination in cash and equity, as determined by the Chief Executive Officer and the Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by the Chief Executive Officer and the Compensation Committee. Mr. Major is also eligible to participate in SGE’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of SGE. The employment agreement also contains customary non-competition and non-solicitation covenants. In the event Mr. Major is terminated without cause (as defined in Mr. Major’s employment agreement), and provided he enters into a general release in favor of SGE and related parties, he will be entitled to severance equal to one year of his base salary and twelve (12) months of COBRA premiums.

Indemnification; Directors’ and Officers’ Insurance

From and after the Effective Time, the combined company may generally indemnify and hold harmless and advance expenses as incurred to persons, including the SGE directors and executive officers, whether arising before or after the Effective Time, arising out of the fact that any such person is or was a director or officer of SGE or any of its subsidiaries and pertaining to matters existing or occurring at or prior to the Effective Time, including the transactions contemplated by the Arrangement Agreement and Plan of Arrangement. The combined company may obtain a tail policy or other coverage for directors’ and officers’ liability insurance with respect to claims arising from facts or events which occurred at or before the Effective Time, taking into account the costs and benefits associated with an appropriate coverage limit of tail insurance policy.

Board of Directors and Management of FG

The board of directors and management of FG as of the Effective Time of the Arrangement will be the same as the current directors and management of FG.

Governance of FG After the Arrangement

The FG Articles of Incorporation and bylaws, each as in effect immediately prior to the Effective Time, will continue to be the articles of incorporation and bylaws of FG following the consummation of the Arrangement. As stockholders of FG following the consummation of the Arrangement, ownership interests of the former SGE stockholders will be governed by FG’s charter documents as of the Effective Time.

Accounting Treatment

The combination with SGE is an acquisition of the non-controlling interests of a consolidated subsidiary of FG and will be accounted for as an equity transaction in accordance with ASC 810-10-45-22 through ASC 810-10-45-24. The carrying amount of the non-controlling interest will be adjusted to reflect the change in ownership interest in SGE. Any difference between the amount by which the non-controlling interest is adjusted and the fair value of the consideration paid or received will be recognized in equity/APIC and attributed to the equity holders of the parent in accordance with ASC 810-10-45-23.

Regulatory Approvals

FG and SGE believe that the Arrangement does not raise significant regulatory concerns and that they will be able to obtain all requisite regulatory approvals. However, there can be no assurance that all regulatory approvals will be obtained and, if obtained, there can be no assurances regarding the timing of the approvals, the companies’ ability to obtain the approvals on satisfactory terms or the absence of litigation challenging such approvals. In addition, there can be no assurance that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have an adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Arrangement.

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Stock Exchange Listings

The FG Common Stock is quoted on Nasdaq under the symbol “FG” and the FG Series A Preferred Stock is quoted on the Nasdaq under the symbol “FGPP.” SGE Common Stock is listed on the NYSE American under the symbol “SGE.” In the Arrangement, the SGE Common Stock will be delisted from NYSE American and deregistered under the Exchange Act.

FG will cause the shares of FG Common Stock to be issued as Arrangement Consideration to be approved for listing on Nasdaq by filing a Listing of Additional Shares Notification Form. Neither FG nor SGE will be required to complete the Arrangement if such shares are not authorized for listing, subject to official notice of issuance. Following the Arrangement, shares of FG Common Stock will continue to be listed on Nasdaq.

THE ARRANGEMENT AGREEMENT

The following description is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which is attached to the accompanying joint proxy statement/prospectus.

Covenants

The Arrangement Agreement contains covenants of each of SGE and FG Québec relating to, among other things, using all commercially reasonable efforts and doing all things reasonably required to cause the Arrangement to become effective on the Effective Date.

Final Order

SGE has agreed to, among other things, subject to the SGE Board of Director’s right to determine not to proceed with the Arrangement and obtaining the approvals as contemplated by the Interim Order and the Arrangement Agreement (including the approval of the Arrangement Resolution by the SGE stockholders and the Regulatory Approvals) and as may be directed by the Court in the Interim Order, file, proceed with and diligently pursue an application for the Final Order.

Conditions to the Arrangement Becoming Effective

The Arrangement is subject to a number of specified conditions, including, amongst other things:

1.	the Interim Order and the Final Order will have been obtained in form and substance satisfactory to SGE and FG Québec;
2.	the Arrangement, with or without amendment, will have been approved at the SGE Stockholder Meeting in accordance with the BCBCA and Interim Order and by a resolution passed by a majority of not less than two-thirds of the votes cast by SGE stockholders in respect of such resolution at the SGE Stockholder Meeting;
3.	no applicable Law will have been enacted or made (and no applicable Law will have been amended) that makes consummation of the Arrangement illegal or that prohibits or otherwise restrains (whether temporarily or permanently) SGE or FG Québec from consummating the Arrangement;
4.	all Regulatory Approvals will have been obtained, received or concluded; and
5.	the Arrangement Agreement will not have been terminated in accordance with its terms.

With respect to condition (1) above, the Interim Order was obtained on August 9, 2024. The foregoing conditions are for the mutual benefit of the parties to the Arrangement Agreement and may be waived by mutual consent of the parties in writing at any time.

Furthermore, the Arrangement is subject to a number of specific conditions in favour of FG Québec, including, among other things, that dissent rights will not have been exercised prior to the Effective Date by holders of 5% or more of the outstanding SGE Common Shares.

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Termination

The Arrangement Agreement may, at any time prior to the Effective Time, be terminated by mutual written consent of the parties. Additionally, either party may terminate the Arrangement Agreement at any time prior to the Effective Time if there will be enacted, amended or made applicable any Law, or there will exist any injunction or court order that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins SGE or FG Québec from consummating the Arrangement and such applicable Law, injunction or court order will have become final and non-appealable.

Furthermore, FG Québec may terminate the Arrangement Agreement at any time prior to the Effective Time, provided that FG Québec is not then in material breach of its obligations under the Arrangement Agreement, if any representation or warranty of SGE under the Arrangement Agreement is materially untrue or incorrect, or will have become untrue or incorrect, or if SGE is in material default of a covenant or obligation under the Arrangement Agreement, in any case such that SGE would be incapable of satisfying its closing conditions. Additionally, SGE may terminate the Arrangement Agreement at any time prior to the Effective Time, provided that SGE is not then in material breach of its obligations under the Arrangement Agreement, if any representation or warranty of FG Québec under the Arrangement Agreement is materially untrue or incorrect, or will have become untrue or incorrect, or if FG Québec is in material default of a covenant or obligation under the Arrangement Agreement, in any case such that FG Québec would be incapable of satisfying its closing conditions. SGE may terminate the Arrangement Agreement by resolution of the SGE Board of Directors without further notice to, or action on the part of, the SGE stockholders and nothing expressed or implied herein or in the Plan of Arrangement will be construed as fettering the absolute discretion by the SGE Board of Directors to elect to terminate the Arrangement Agreement and discontinue efforts to effect the Arrangement for whatever reasons it may consider appropriate.

Upon termination of the Arrangement Agreement, no party thereto will have any liability or further obligation to any other party thereunder, except as expressly contemplated by the Arrangement Agreement.

Amendment

The Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before and after the holding of the SGE Stockholder Meeting but not later than the Effective Time, be amended by mutual written agreement of the parties without, subject to the Interim Order and Final Order and applicable Laws, further notice to or authorization on the part of the SGE stockholders for any reason whatsoever; provided, however, that notwithstanding the foregoing, following the SGE Stockholder Meeting, the distribution of FG Common Stock to SGE stockholders under the Plan of Arrangement will not be decreased without the approval of the SGE stockholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court. The Court may also amend the Arrangement Agreement and the Plan of Arrangement in the Final Order.

Expenses of the Arrangement

Except as otherwise specifically provided in the Arrangement Agreement, each party has agreed to pay its respective costs, fees and expenses of the Arrangement incurred in connection with the negotiation, preparation and execution of the Arrangement Agreement, and all documents and instruments executed or delivered pursuant to the Arrangement Agreement, as well as any costs and expenses incurred.

Conduct of Meeting and Other Approvals

Procedure for the Arrangement to Become Effective

The Arrangement is proposed to be carried out under Division 5 of Part 9 of the BCBCA. The following procedural steps must be taken in order for the Arrangement to become effective:

1.	the Arrangement must be approved by the SGE stockholders in the manner set forth in the Interim Order and the BCBCA;
2.	if the Arrangement is approved by the SGE stockholders in the manner set forth in the Interim Order, the BCBCA, and assuming all conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, are satisfied or waived by the appropriate party, a hearing before the Court must be held to obtain the Final Order approving the Arrangement; and

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3.	if the Final Order is granted by the Court, such documents, records and information, including a copy of the entered Final Order must be filed with the Registrar as are required under the BCBCA in order for the Registrar to give effect to the Arrangement.

Stockholder Approvals

Pursuant to the terms of the Interim Order, the Arrangement Resolution must, subject to further order of the Court, be approved by at least two-thirds (66 2/3%) of the votes cast by the SGE stockholders, voting as a single class, present in person or by proxy at the SGE Stockholder Meeting.

FG Québec has indicated that it will vote all the SGE Common Shares held by it FOR the Arrangement Resolution. FG Québec has advised SGE that it currently holds 6,000,000 SGE Common Shares representing approximately 76% of the issued and outstanding SGE Common Shares, and that the SGE Common Shares held by FG Québec will be voted in favor of the Arrangement Resolution. Accordingly, FG Québec has a sufficient number of SGE Common Shares to ensure that the Arrangement Resolution is approved by not less than 66 2/3% of the votes cast by holders of SGE Common Shares present in person or represented by proxy and entitled to vote at the SGE Stockholder Meeting.

Notwithstanding the foregoing, the Arrangement Resolution authorizes the directors of SGE, at their discretion, without further notice to or approval of the SGE stockholders: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by their terms; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

If more than 5% of the issued and outstanding SGE Common Shares become the subject of Dissent Rights, the Arrangement may be terminated by FG Québec.

Court Approval of the Arrangement

Under the BCBCA, SGE is required to obtain the approval of the Court with respect to the SGE Stockholder Meeting and the Arrangement. On August 9, 2024, prior to the mailing of the materials in respect of the Meeting, SGE obtained the Interim Order regarding the holding of the SGE Stockholder Meeting and other procedural matters. The Interim Order is attached hereto as Appendix A.

SGE anticipates the Court hearing in respect of the Final Order to take place on or about September 23, 2024, or as soon as the Court may direct or counsel for SGE may be heard, at the courthouse, 800 Smithe Street, Vancouver, British Columbia V6Z 2E1, subject to the approval of the Arrangement Resolution at the SGE Stockholder Meeting. Any SGE stockholder or any other interested party with leave of the Court desiring to support or oppose the application, may appear (either in person or by counsel) and make submissions at the hearing in respect of the application for the Final Order provided that such person must file with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia V6Z 2E1, a response to petition in the form prescribed by the Supreme Court Civil Rules and deliver a copy thereof, together with a copy of all material on which such person intends to rely at the hearing of the application, to the solicitor for SGE: Gowling WLG (Canada) LLP, 2300 - 550 Burrard Street, Vancouver, British Columbia V6C 2B5, Attention: Cyndi Laval, by or before 12:00 Noon (Vancouver time) on September 19, 2024, or as the Court may otherwise direct.

SGE has been advised by its Canadian counsel, Gowling WLG (Canada) LLP, that the Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and that the Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit. Depending upon the nature of any required amendments, SGE may determine, acting reasonably, not to proceed with the Arrangement.

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DESCRIPTION OF FG SECURITIES

The following summarizes the terms and provisions of the Common Stock and 8.00% Cumulative Preferred Stock, Series A, of FG. The Common Stock and 8.00% Cumulative Preferred Stock, Series A, are both registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following summary does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) and Bylaws, which the Company has previously filed with the Securities and Exchange Commission, and applicable Nevada law.

Authorized Capital

FG’s authorized capital stock consists of 200,000,000 shares of which (i) 100,000,000 shares are designated as shares of common stock, par value $0.001 per share (the “Common Stock”), (ii) 99,000,000 shares are designated as shares of preferred stock, par value $0.001 per share (the “Preferred Stock”) and (iii) 1,000,000 shares are designated as cumulative preferred stock, par value $25.00 per share, (which shall be referred to herein as the “8.00% Cumulative Preferred Stock, Series A” or the “Series A Preferred Stock”).

Under Nevada law, stockholders generally are not personally liable for a corporation’s acts or debts.

Common Stock

Exchange and Trading Symbol

The Common Stock is listed for trading on the Nasdaq Global Market tier of the Nasdaq Stock Market under the trading symbol “FGF.”

Rights, Preferences and Privileges

All outstanding shares of FG’s Common Stock are duly authorized, fully paid and nonassessable. Holders of shares of FG’ Common Stock have no conversion, preemptive or subscription rights, and there are no redemption or sinking fund provisions applicable to our common stock. The rights, preferences and privileges of the holders of FG’s Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of the Series A Preferred Stock or any series of FG’s Preferred Stock that the Company may designate and issue in the future.

Voting Rights

Holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. A stockholder meeting quorum consists of a majority of voting power, represented in person or by proxy. There is no cumulative voting with respect to the election of directors. Directors are elected annually by a plurality of the votes cast by the holders of Common Stock. Except for the approval required to amend FG’s Articles of Incorporation or the Bylaws and except as otherwise required by law, all other matters brought to a vote of the holders of Common Stock are determined by a majority of the votes cast, and, except as may be provided with respect to any other outstanding class or series of FG’s stock, the holders of shares of Common Stock possess the exclusive voting power.

Dividends

Subject to preferences that may be applicable to any outstanding shares of Preferred Stock (including the Series A Preferred Stock), the holders of Common Stock are entitled to receive dividends, if any, as may be declared from time to time by FG’s Board of Directors out of legally available funds.

Liquidation

In the event of FG’s liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in the assets legally available for distribution to stockholders after the payment of all of FG’s known debts and liabilities and after adequate provision has been made for each class of stock having preference over the Common Stock, if any.

Preferred Stock

The Board of Directors of FG is permitted, subject to any limitations prescribed by applicable law and without further approval or action by the holders of Common Stock, to issue up to 99,000,000 shares of Preferred Stock in one or more series. As of March 24, 2023, no shares of Preferred Stock have been issued.

The Board of Directors may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and sinking fund terms. The rights of the holders of Common Stock are generally be subject to the prior rights of the holders of any outstanding shares of Preferred Stock with respect to dividends, liquidation preferences and other matters.

Series A Preferred Stock

The Board of Directors of FG is permitted, subject to any limitations prescribed by applicable law and without further approval or action by the holders of Common Stock, to issue up to 1,000,000 shares of Series A Preferred Stock, of which 894,580 shares have been issued and are outstanding as of March 24, 2023. The rights, preferences, privileges, qualifications, restrictions, limitations and other terms of the Series A Preferred Stock are set forth in FG’s Articles of Incorporation. The original issue date of the Series A Preferred Stock was February 28, 2018.

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Exchange and Trading Symbol

The Series A Preferred Stock is listed for trading on the Nasdaq Global Market tier of the Nasdaq Stock Market under the trading symbol “FGPP.”

Rights and Preferences

The Series A Preferred Stock is fully paid and non-assessable. Holders of the Series A Preferred Stock do not have preemptive or similar rights to acquire any of FG’s capital stock. Holders do not have the right to convert Series A Preferred Stock into, or exchange Series A Preferred Stock for, shares of any other class or series of shares or other securities of FG. The Series A Preferred Stock has no stated maturity and is not subject to any sinking fund, retirement fund or purchase fund or other obligation of FG to redeem or purchase the Series A Preferred Stock. The rights, preferences and privileges of the holders of Series A Preferred Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any other series of preferred stock that FG may designate and issue in the future that ranks senior to the Series A Preferred Stock.

Ranking

The Series A Preferred Stock ranks senior to the Common Stock and any other junior stock (as defined in the Articles of Incorporation) with respect to the payment of dividends and distributions of assets upon liquidation, dissolution or winding up, equally with any parity stock (as defined in the Articles of Incorporation) of FG, including any series of Preferred Stock that FG may issue the terms of which provide that they rank equally with the Series A Preferred Stock with respect to the payment of dividends and distributions of assets upon liquidation, dissolution or winding-up, and junior to any series of Preferred Stock that FG may issue in the future the terms of which provide that they rank senior to the Series A Preferred Stock with respect to the payment of dividends and distributions of assets upon FG’s liquidation, dissolution or winding-up.

Dividends

Holders of Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of FG or a duly authorized committee thereof, out of lawfully available funds for the payment of dividends, cumulative cash dividends from the original issue date at the rate of 8.00% of the $25.00 per share liquidation preference per annum (equivalent to $2.00 per annum per share). Dividends on the Series A Preferred Stock are payable quarterly on the 15th day of March, June, September and December of each year, commencing on June 15, 2018 (each, a “dividend payment date”). In the event that FG issues additional shares of Series A Preferred Stock after the original issue date, dividends on such additional shares may accrue from the original issue date or any other date that FG specifies at the time such additional shares are issued.

Dividends, if so declared, are payable to holders of record of the Series A Preferred Stock as they appear on FG’s books on the applicable record date, which is March 1, June 1, September 1 and December 1, as applicable, immediately preceding the applicable dividend payment date (each, a “dividend record date”). These dividend record dates apply regardless of whether a particular dividend record date is a business day (as defined in the Articles of Incorporation). As a result, holders of shares of Series A Preferred Stock are not entitled to receive dividends on a dividend payment date if such shares were not issued and outstanding on the applicable dividend record date.

A dividend period is the period from and including a dividend payment date to but excluding the next dividend payment date, except that the initial dividend period commenced on and included the original issue date of the Series A Preferred Stock and ended on and excluded the June 15, 2018 dividend payment date. Dividends payable on the Series A Preferred Stock are computed on the basis of a 360-day year consisting of twelve 30-day months. If any date on which dividends would otherwise be payable is not a business day, then the dividend payment date will be the next succeeding business day with the same force and effect as if made on the original dividend payment date, and no additional dividends shall accrue on the amount so payable from such date to such next succeeding business day.

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No dividends on shares of Series A Preferred Stock shall be authorized by the Board of Directors (or a duly authorized committee thereof) or paid or set apart for payment by FG at any time when the terms and provisions of any agreement of FG, including any agreement relating to FG’s indebtedness, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

Notwithstanding the foregoing, dividends on the Series A Preferred Stock accrue whether or not FG has earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared by the Board of Directors. No interest, or sum in lieu of interest, is payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears, and holders of the Series A Preferred Stock are not entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series A Preferred Stock is first credited against the earliest accumulated but unpaid dividend due with respect to those shares.

Unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof has been set aside or contemporaneously is set apart for payment for all past dividend periods):

●	no dividend shall be declared or paid or set aside for payment upon the Common Stock, or any other junior stock (other than a dividend payable solely in Common Stock or other junior stock), nor shall any distribution be declared or made upon the Common Stock or any other junior stock;
●	no Common Stock or other junior stock shall be purchased, redeemed or otherwise acquired for consideration by FG, directly or indirectly (other than (1) as a result of a reclassification of junior stock for or into other junior stock, or the exchange or conversion of one share of junior stock for or into another share of junior stock, or (2) through the use of the proceeds of a substantially contemporaneous sale of junior stock) nor shall any monies be paid to or made available for a sinking fund for the redemption of such stock (it being understood that the provisions of this bullet point shall not apply to grants or settlements of grants pursuant to any equity compensation plan adopted by FG); and
●	no shares of Series A Preferred Stock or parity stock shall be repurchased, redeemed or otherwise acquired for consideration by FG other than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series A Preferred Stock and such parity stock except by conversion into or exchange for junior stock.

When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and any parity stock, all dividends declared upon the Series A Preferred Stock and any party stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such parity stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such parity stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

Liquidation Rights

Upon FG’s voluntary or involuntary liquidation, dissolution or winding up, holders of the Series A Preferred Stock and any parity stock are entitled to receive out of FG’s assets available for distribution to stockholders, after satisfaction of liabilities to creditors, if any, and subject to the preferential rights of the holders of any class or series of capital stock that FG may issue ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidating distribution in the amount equal to the liquidation preference of $25.00 per share of Series A Preferred Stock, plus an amount equal to any accumulated and unpaid dividends to, but not including, the date of payment, but before any distribution of assets is made to holders of Common Stock or any class or series of FG’s capital stock it may issue that ranks junior to the Series A Preferred Stock as to liquidation rights.

In any such distribution, if FG’s assets are not sufficient to pay the liquidation distributions in full to all holders of the Series A Preferred Stock and all holders of any parity stock, the amounts paid to the holders of Series A Preferred Stock and to the holders of any parity stock will be paid pro rata in accordance with the respective aggregate liquidation distributions of those holders. In any such distribution, the liquidation distribution to any holder of preferred stock means the amount payable to such holder in such distribution, including any declared but unpaid dividends (and any unpaid, accrued cumulative dividends in the case of any holder of shares on which dividends accrue on a cumulative basis). If the liquidation distributions have been paid in full to all holders of shares of the Series A Preferred Stock and any holders of shares of parity stock and shares ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding-up, the holders of FG’s other classes of capital stock will be entitled to receive all of FG’s remaining assets according to their respective rights and preferences.

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A consolidation or merger involving FG with any other entity, including the consolidation or merger in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale or transfer of all or substantially all of the property and assets of FG for cash, securities or other property, will not be deemed to constitute a liquidation, dissolution or winding-up.

Redemption

The Series A Preferred Stock is not subject to any mandatory redemption, sinking fund, retirement fund, purchase fund or other similar provisions.

The Series A Preferred Stock is not redeemable prior to February 28, 2023. On and after that date, the Series A Preferred Stock will be redeemable at FG’s option, in whole or in part, upon not less than 30 days nor more than 60 days’ written notice, at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date. Holders of the Series A Preferred Stock have no right to require the redemption of the Series A Preferred Stock.

In connection with any redemption of Series A Preferred Stock, FG shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a dividend record date and prior to the corresponding dividend payment date, in which case each holder of Series A Preferred Stock at the close of business on such dividend record date shall be entitled to the dividend payable on such shares on the corresponding dividend payment date notwithstanding the redemption of such shares before such dividend payment date.

If shares of the Series A Preferred Stock are to be redeemed, the notice of redemption shall be given by first class mail to the holders of record of the Series A Preferred Stock to be redeemed, mailed not less than 30 days nor more than 60 days prior to the date fixed for redemption thereof (provided that, if the Series A Preferred Stock is held in book-entry form through The Depository Trust Company, or “DTC,” FG may give such notice in any manner permitted by DTC). Each notice of redemption will include a statement setting forth:

●	the redemption date;
●	the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares of Series A Preferred Stock held by such holder are to be redeemed, the number of such shares of Series A Preferred Stock to be redeemed from such holder;
●	the redemption price;
●	that the shares should be delivered via book entry transfer or the place or places where holders may surrender certificates evidencing the Series A Preferred Stock for payment of the redemption price; and
●	if applicable, that such redemption is being made in connection with a change of control and, in that case, a brief description of the transaction or transactions constituting such change of control.

In case of any redemption of only part of the shares of Series A Preferred Stock at the time outstanding, the shares of Series A Preferred Stock to be redeemed shall be selected either pro rata or in such other manner as FG may determine to be fair and equitable.

If notice of redemption of any shares of Series A Preferred Stock has been given and if FG has irrevocably set aside the funds necessary for such redemption, then, from and after the redemption date (unless FG shall default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accumulate on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares of Series A Preferred Stock will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.

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Unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed, and FG shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except by exchanging it for its junior stock); provided, however, that FG may purchase or acquire shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

FG’s ability to redeem the Series A Preferred Stock as described above may be limited by the terms of agreements governing FG’s existing and future indebtedness and by the provisions of other existing and future agreements.

Voting Rights

Holders of Series A Preferred Stock do not have any voting rights, except as set forth below or as otherwise from time to time provided by law, nor do the holders of the Series A Preferred Stock receive any notice of a meeting or vote by FG’s common stockholders.

In any matter on which holders of Series A Preferred Stock are entitled to vote, each share of Series A Preferred Stock is entitled to one vote for each $25.00 of liquidation preference.

So long as any shares of Series A Preferred Stock remain outstanding, FG will not, without the affirmative vote or consent of the holders of at least two-thirds of the votes entitled to be cast by the holders of the Series A Preferred Stock and each other class or series of voting parity stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting together as a single class) (a) authorize, create, or issue, or increase the authorized or issued amount of, any class or series of stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of FG or reclassify any authorized shares of capital stock of FG into such stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such stock; or (b) amend, alter or repeal the Articles of Incorporation, whether by way of a merger, consolidation, transfer or conveyance of all or substantially all of FG’s assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (b) above, so long as any shares of Series A Preferred Stock remain outstanding with the terms thereof unchanged or the holders of shares of Series A Preferred Stock receive capital stock of the successor with substantially identical rights (taken as a whole), taking into account that, upon the occurrence of an Event, we may not be the surviving entity, the occurrence of such Event shall not be deemed to adversely affect such rights, preferences, privileges or voting power of holders of Series A Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any of the Events set forth in (b) above. In addition, if the holders of the Series A Preferred Stock receive the greater of the full trading price of the Series A Preferred Stock on the date of an Event set forth in (b) above or the $25.00 liquidation preference per share of the Series A Preferred Stock pursuant to the occurrence of any of the Events set forth in (b) above, then such holders will not have any voting rights with respect to the Events set forth in (b) above. Moreover, if any Event set forth in (b) above would adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock disproportionately relative to other classes or series of parity stock, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class, will also be required.

Holders of the Series A Preferred Stock are not entitled to vote with respect to (x) any increase in the total number of authorized shares of parity stock or junior stock of FG, or (y) any increase in the amount of the authorized Series A Preferred Stock or the creation or issuance of any other class or series of parity stock or junior stock, and any such authorization, creation or issuances will not be deemed to adversely affect the rights of the holders of the Series A Preferred Stock.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds, in cash, shall have been deposited in trust to effect such redemption and irrevocable instructions have been given to the paying agent to pay the redemption price and all accrued and unpaid distributions on the Series A Preferred Stock.

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Book Entry

The Series A Preferred Stock is represented by a global security deposited with and registered in the name of Cede & Co. as DTC’s nominee. DTC is the depository for the Series A Preferred Stock. Unless exchanged in whole or in part for a certificated security, a global security may not be transferred. However, DTC, its nominees, and their successors may transfer a global security as a whole to one another. Beneficial interests in the global securities are shown on, and transfers of the global securities are made only through, records maintained by DTC and its participants.

Transfer Agent, Registrar, Dividend Disbursing Agent and Redemption Agent

VStock Transfer, LLC is the transfer agent and registrar for the Common Stock and Series A Preferred Stock and the dividend disbursing agent and redemption agent for the Series A Preferred Stock

Anti-Takeover Effects of Provisions of Nevada Law and the Company’s Articles of Incorporation and Bylaws

Nevada Revised Statutes (as amended, the “NRS”)

Nevada “Combinations With Interested Stockholders” Statutes

The Nevada “Combination With Interested Stockholders” Statutes, NRS 78.411 et seq., provides that an interested stockholder cannot engage in specified business combinations with a corporation for a period of two years after the date on which the person became an interested stockholder, unless (a) the combination or transaction by which the person first became an interested stockholder was approved by the corporation’s board of directors before the person became an interested stockholder; or (b) the combination is approved by the board and, at or after that time, the combination is approved at an annual or special meeting of the stockholders by the affirmative vote of 60% or more of the voting power of the disinterested stockholders. At the expiration of the two-year waiting period, no proposed combinations with an interested stockholder may occur unless (a) the combination or transaction was approved by the board before the stockholder became an interested stockholder; (b) the combination is approved by a majority of the corporation’s disinterested stockholders at an annual or special meeting; or (c) the combination meets certain statutory requirements for specifying a premium transaction price.

These statutes do not apply to (i) a person who has been an interested stockholder for 4 or more years; (ii) any combination with a person who was an interested stockholder on January 1, 1991; (iii) any combination of a corporation which adopts an amendment to its articles of incorporation, approved by the holders of a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders, expressly electing not to be governed by these statutes. Such an amendment would not be effective until 18 months after the stockholder vote and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment; (iv) when the person became an interested stockholder inadvertently.

A “combination” is generally defined to include mergers or consolidations of the corporation or any subsidiary of the corporation with an interested stockholder or an entity that is, or after and as a result of the merger or consolidation would be, an affiliate or associate of the interested stockholder, or any sale, lease exchange, mortgage, pledge, transfer, or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, (c) 10% or more of the earning power or net income of the corporation, and (d) certain other transactions with an interested stockholder or an affiliate or associate of an interested stockholder.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within two years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire FG even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

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Nevada “Acquisition of Controlling Interest” Statutes

Under the Nevada “Acquisition of Controlling Interest” Statutes, NRS 78.378 et seq., if a person acquires 20% or more of the voting shares of the corporation, stockholders have the right to regulate that person’s voting rights. The acquisition of a controlling interest must be approved by both (a) the holders of a majority of the voting power of the corporation and (b) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected, excluding those shares voted by any interested stockholder. An “interested stockholder” under these statutes includes an acquiring person, an officer or a director of the corporation, or an employee of the corporation.

If provided in a corporation’s articles or bylaws, a corporation may redeem the control shares at the average price paid by the acquiring person if the majority of disinterested stockholders do not grant full voting rights to the control shares or the acquiring person fails to submit an offer statement to the corporation. Conversely, if the stockholders grant full voting rights, disinterested dissenting stockholders may obtain payment of the fair value of their shares.

The effect of the Nevada control share statutes is that the acquiring person, and those acting in association with the acquiring person, will obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders at an annual or special meeting. The Nevada control share law, if applicable, could have the effect of discouraging takeovers of FG. A corporation may elect to not be governed by, or “opt out” of, the control share provisions by making an election in its articles of incorporation or bylaws, provided that the opt-out election must be in place on the 10th day following the date an acquiring person has acquired a controlling interest, that is, crossing any of the three thresholds described above. The Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS but the Bylaws expressly elect not to be governed by these provisions of the NRS. Accordingly, the control share statutes will not be applicable to us unless our Bylaws are amended in accordance with applicable law and the Bylaws and Articles of Incorporation to remove our election to opt out of the application of the statutes.

Articles of Incorporation and Bylaws

FG’s Articles of Incorporation and Bylaws include anti-takeover provisions that:

●	authorize the Board of Directors, without further action by the stockholders, to issue shares of Preferred Stock in one or more series, and with respect to each series, to fix the number of shares constituting that series, and establish the rights and terms of that series;
●	establish advance notice procedures for stockholders to submit nominations of candidates for election to the Board of Directors to be brought before a stockholders meeting;
●	allow FG’s directors to establish the size of the Board of Directors and fill vacancies on the Board created by an increase in the number of directors (subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances);
●	do not provide stockholders cumulative voting rights with respect to director elections;
●	provide that special meetings of the stockholders may be called only by or at the direction of the Board of Directors or at the request of 50% or more of the voting power of all of the outstanding shares of FG’s capital stock entitled to vote on any issue contemplated to be considered at such proposed special meeting;
●	require the approval of a majority of the voting power of all of the outstanding shares of FG’s capital stock entitled to vote generally in the election of directors to amend the Articles of Incorporation; and
●	allow the Board of Directors to make, alter or repeal FG’s Bylaws but only allow stockholders to amend the Bylaws upon the approval of a majority of the voting power of all of the outstanding shares of FG’s capital stock entitled to vote generally in the election of directors.

Provisions of FG’s Articles of Incorporation and Bylaws may delay or discourage transactions involving an actual or potential change in FG’s control or change in FG’s Board of Directors or management, including transactions in which stockholders might otherwise receive a premium for their shares or transactions that FG’s stockholders might otherwise deem to be in their best interests. Therefore, these provisions could adversely affect the price of the Common Stock.

Authorized and Unissued Shares

FG’s authorized and unissued shares of Common Stock are available for future issuance without stockholder approval except as may otherwise be required by applicable stock exchange rules or Nevada law. FG may issue additional shares for a variety of purposes, including future offerings to raise additional capital, to fund acquisitions and as employee and consultant compensation. The existence of authorized but unissued shares of Common Stock could render more difficult, or discourage an attempt, to obtain control of FG by means of a proxy contest, tender offer, merger or otherwise.

FG’s Articles of Incorporation authorizes the issuance of “blank check” Preferred Stock with such designations, rights and preferences as may be determined from time to time by FG’s Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue shares of Preferred Stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the value, voting power or other rights of holders of Common Stock. In addition, the Board of Directors may, under certain circumstances, issue Preferred Stock in order to delay, defer, prevent or make more difficult a change of control transaction such as a merger, tender offer, business combination or proxy contest, assumption of control by a holder of a large block of FG’s securities or the removal of incumbent management of FG, even if those events were favorable to the interests of FG’s stockholders.

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COMPARISON OF RIGHTS OF FG STOCKHOLDERS AND SGE STOCKHOLDERS

If the Business Combination is completed, SGE stockholders will receive shares of FG Common Stock and they will cease to be stockholders of SGE. FG is organized under the laws of the State of Nevada. SGE is organized under the laws of the province of British Columbia. The following is a summary of the material differences between (1) the current rights of FG Stockholders under Nevada law and the FG’s governing documents and (2) the current rights of holders of SGE Stockholders under British Columbian law and SGE’s governing documents. The summary is qualified in its entirety by reference to FG’s and SGE’s governing documents, which we urge you to read carefully and in their entirety. Copies of FG’s and SGE’s governing documents have been filed with the SEC. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information” beginning on page 112.

	SGE	FG
Authorized and Outstanding Capital Stock:

The authorized share structure of SGE consists of (i) 150,000,000 Class A Common Voting shares; (ii) 100 Class B Limited Voting shares; and (iii) 150,000,000 Preferred shares.

As of the Record Date, there were 7,918,285 Class A Common Voting shares outstanding and 100 Class B Limited Voting shares outstanding.

FG’s Articles of Incorporation authorize FG to issue up to two hundred million (200,000,000) shares, divided into three (3) classes consisting of: (i) one hundred million (100,000,000) shares of common stock, par value $0.001 per share; (ii) ninety-nine million (99,000,000) shares will be designated as preferred stock, par value $0.001 per share; and (iii) one million (1,000,0000) shares of preferred stock, par value $25.00 per share, 8.00% Cumulative Preferred Stock, Series A (the “Cumulative Preferred Stock”).

As of the Record Date, there were 28,756,700 shares of FG Common Stock outstanding, no shares of FG preferred stock, and 894,580 shares of FG Cumulative Preferred Stock outstanding.

Preferred Stock:	The Articles of SGE authorize the Board to, if none of the Preferred shares of any particular series are issued, alter the Articles and authorize the alteration of the Notice of Articles of SGE, as the case may be, to do one or more of the following: (a) determine the maximum number of shares of that series that SGE is authorized to issue, determine that there is no such maximum number, or alter any such determination; (b) create an identifying name for the shares of that series, or alter any such identifying name; and (c) attach special rights and restrictions to the shares of that series, or alter any such special rights or restrictions, provided no such special rights or restrictions shall contravene the provisions of the BCBCA or the Articles of SGE.

The FG Articles of Incorporation authorize the Board of Directors to provide for the issuance of the shares of Preferred Stock in one or more series of such stock, to establish or change the designation of the series, the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

Cumulative Preferred Stock	N/A

The FG Articles of Incorporation authorize the Board of Directors to increase or decrease the number of Cumulative Preferred Stock so long as any additional shares of Cumulative Preferred Stock are not treated as “disqualified preferred stock” within the meaning of Section 1059 of the Internal Revenue Code and such additional shares of Cumulative Preferred Stock are otherwise treated as fungible with the Cumulative Preferred Stock offered hereby for US federal income tax purposes. The additional shares of Cumulative Preferred Stock would form a single series with the outstanding Cumulative Preferred Stock. FG will have the authority to issue fractional shares of Cumulative Preferred Stock.

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Dividends	Holders of Class A Common Voting shares are entitled to receive on the date fixed for payment such dividends as the directors of SGE may in their sole and absolute discretion declare from time to time. Such directors may declare and pay, or set apart for payment, a dividend on the Class A Common Voting shares independently of any dividend on, and without also declaring or paying or setting apart for payment any dividend on, any one or more other classes of shares in SGE; and declare and pay, or set apart for payment, dividends on shares of any one or more classes of shares in SGE other than the Class A Common Voting shares independently of any dividend on, and without also declaring or paying, or setting apart for payment, any dividend on the Class A Common Voting shares.

The FG Articles of Incorporation authorize the holders of Cumulative Preferred Stock to receive, as and if declared by the Board of Directors out of lawfully available funds for the payment of dividends, cumulative cash dividends from the Original Issue Date at the annual rate of 8.00% of the liquidation preference amount of $25.00 per share of Cumulative Preferred Stock. Dividends that are payable on Cumulative Preferred Stock on any Dividend Payment Date will be payable to holders of record of Cumulative Preferred Stock as they appear on the register of FG on the applicable record date, which will be March 1, June 1, September 1, and December 1, as applicable, immediately preceding the applicable Dividend Payment Date or such other record date fixed by the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date.

Dividends on the Cumulative Preferred Stock issued in connection with FG’s public offering of Cumulative Preferred Stock on February 28, 2018, will accrue daily and will be cumulative from, and including, February 28, 2018 and will be payable in quarterly arrears on the 15th day of March, June, September, and December of each year commencing on June 15, 2018.

No dividends on shares of Cumulative Preferred Stock will be authorized by the Board of Directors, or paid or set apart for payment at any time when the terms and provisions of any agreement of FG, including any agreement relating to any indebtedness of FG, prohibit the authorization, payment or setting apart for payment thereof or provide for the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or if the authorization, payment or setting apart for payment will be restricted or prohibited by law.

Voting Rights:	Except as required by law or the Articles of SGE, the holders of the Class A Common Voting shares are entitled to receive notice of every meeting of shareholders of SGE and are entitled to vote at those meetings in person or by proxy.

Each holder of FG Common Stock will have the exclusive right to vote for the election of the Directors of FG and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of FG for their vote, provided, however, that, except as otherwise required by law, holders of common stock, as such, will not be entitled to vote on any amendment to the Articles of Incorporation (or on any amendment to a certificate of designation of any series of Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to FG’s Articles of Incorporation or pursuant to the Nevada Revised Statutes, irrespective of the provisions of Section 78.390(2) of the NRS.

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Qualification of Directors:	The Articles of SGE do not require a director to hold a share in the capital of SGE as qualification for their office but must be qualified as required by the BCBCA to become, act, or continue to act as a director.	FG’s bylaws provide that directors need not be a stockholder of FG. FG is not a “controlled company” under the Nasdaq rules.

Size of Board of Directors:

As a public company, SGE must have at least three directors. The shareholders of SGE may set the number of directors by ordinary resolution.

There are currently five members of the SGE board of directors.

FG’s bylaws provide that the number of FG board of directors will be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors.

There are currently seven members of the FG board of directors.

Election and Classes of Directors:

At each annual general meeting of SGE, all the directors whose term of office expire at such annual general meeting shall cease to hold office immediately before the election of directors at such annual general meeting and the shareholders entitled to vote thereat shall elect to the board of directors, directors as otherwise permitted by any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to SGE and all regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation as set out below. A retiring director shall be eligible for re-election.

Each director may be elected for a term of office of one or more years of office as may be specified by ordinary resolution at the time they are elected. In the absence of any such ordinary resolution, a director’s term of office shall be one year of office. No director shall be elected for a term of office exceeding five years of office. The shareholders may, by resolution of not less than 3/4 of the votes cast on the resolution vary the term of office of any director.

A director elected or appointed to fill a vacancy shall be elected or appointed for a term expiring immediately before the election of directors at the annual general meeting of SGE when the term of the director whose position they are filling would expire.

FG’s Articles of Incorporation and bylaws provide that the successors of the Directors whose terms expired at the 2022 annual meeting of stockholders served a term of office to expire at the 2023 annual meeting of stockholders. At the 2023 annual meeting of stockholders, the successors of the Directors whose terms expire at that meeting will serve a term of office to expire at the 2024 annual meeting of stockholders. At the 2024 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the Directors whose terms expire at each such meeting will serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, Directors will hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

Notwithstanding the foregoing, whenever, pursuant to Article IV of FG’s Articles of Incorporation, the holders of one or more series of Preferred Stock will have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships will be governed by the terms of FG’s Articles of Incorporation and any certificate of designation applicable thereto.

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Vacancies on the Board of Directors:

The shareholders of SGE may elect or appoint the directors needed to fill any vacancies in the board of directors up to the number most recently set.

If the shareholders of SGE do not elect or appoint the directors needed to fill any vacancies in the board of directors up to the number most recently set contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies, provided that the number of directors appointed by directors may not exceed one-third of the current directors who were elected or appointed as directors by directors.

FG’s bylaws provide that subject to the rights of the holders of any one or more series of preferred stock then outstanding, any and all vacancies in the Board of Directors, unless otherwise required by law or by resolution of the Board of Directors, will be filled only by a majority vote of the remaining Directors then in office, even if less than a quorum (and not by stockholders).

Removal of Directors:	The Articles of SGE provide that the shareholders of SGE may remove any director before the expiration of their term of office by a resolution of not less than three-quarters (3/4) of the votes cast on such resolution.

FG’s bylaws provide that, subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire board of directors of FG may be removed, with or without cause, by the affirmative vote of the holders of shares represented by at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.

Amendments to Organizational Documents:

The BCBCA provides that the Articles of SGE may be amended by the type of resolutions specified in the BCBCA or, if the BCBCA does not specify a type of resolution, then by the type specified in the Articles of SGE, or, if the Articles of SGE do not specify a type of resolution, then by special resolution, which requires two-thirds of the votes cast by shareholders (or unanimous consent in writing) to pass.

The Articles of SGE permit the shareholders of SGE, by ordinary resolution, or the directors, by directors’ resolutions, to make certain alterations to the authorized share structure of SGE, subject to the BCBCA. These alterations include the creation or elimination of one or more classes or series of shares, increasing, reducing, or eliminating the maximum number of shares that SGE is authorized to issue out of any class or series of shares, decrease or increase the par value of shares of a class, alter the identifying name of any of its shares, subdivide or consolidate all or any of its shares, or otherwise alter its shares or authorized share structure when required or permitted by the BCBCA to do so, and, if applicable, to alter its Notice of Articles and Articles accordingly.

The directors may also authorize an alteration of SGE’s Notice of Articles in order to change its name or adopt or change any translation of that name.

Under Section 78.207 of the Nevada Revised Statutes (“NRS”), an amendment to a corporation’s Articles of Incorporation requires the resolution adopted by the board of directors and the approval of the stockholders holding a majority of the voting power entitled to be cast on the amendment unless the corporation’s Articles of Incorporation requires a greater vote proportion.

FG’s Articles of Incorporation provide that its Articles of Incorporation may be amended at any meeting of the stockholders, provided, that notice of the proposed change was given in the notice of the meeting of the stockholders, if applicable; and provided further, that the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of FG entitled to vote generally in the election of directors, voting together as a single class, will be required for the stockholders to amend any provision of FG’s Articles of Incorporation.

FG’s Articles of Incorporation further provide that the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of FG entitled to vote generally in the election of directors, voting together as a single class, will be required for the stockholders to make, amend, alter, change add to or repeal any provision of the bylaws of FG.

Stockholder Action by Written Consent:	The BCBCA provides that a consent resolution of shareholders is deemed (a) to be a proceeding at a meeting of those shareholders; and (b) to be as valid and effective as if it had been passed at a meeting of shareholders that satisfies all the requirements of the BCBCA and the regulations under the BCBCA, and all the requirements of the Articles of SGE, relating to meetings of shareholders.	FG’s bylaws provide that any action required or permitted to be taken by the stockholders of FG may be effected by any consent in writing by such stockholders.

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Special Meetings of Stockholders:

The Articles of SGE provide that the directors may, whenever they think fit, call a meeting of shareholders.

Under the BCBCA, a special meeting of shareholders may be called at any tie for the transaction of any business the general nature of which is specified in the notice calling the meeting. In addition, under the BCBCA, the holders of at least five percent (5%) of the issued shares of a company that carry the right to vote at a meeting have the right to require the directors to call a general meeting for such purposes as stated in the requisition. Shareholders can requisition a meeting at any time. Upon meeting the technical requirements, and subject to certain exceptions, set out in the BCBCA, the directors must call a meeting of shareholders to be held not more than four months after receiving the requisition. If the directors do not send notice of such a meeting within 21 days after receiving the requisition, the requisitioning shareholders, or any one or more of them holding, in aggregate, more than 1/40 of the issued shares of a company that carry the right to vote at general meetings may send notice of a meeting to be held to transact the business stated in the requisition.

FG’s bylaws provide that, except as otherwise required by statute and subject to the rights, if any, of the holders of any series of preferred stock, special meetings of the stockholders of FG will be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of FG entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request will state with specificity the purpose or purposes of such meeting. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of FG. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

Quorum:

Subject to the special rights and restrictions attached to the shares of any class or series of shares of SGE, the quorum for the transaction of business at a meeting of shareholders of SGE is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

If there is only one shareholder entitled to vote at a meeting of shareholders: (1) the quorum is one person who is, or who represents by proxy, that shareholder, and (2) that shareholder, present in person or by proxy, may constitute the meeting.

Pursuant to FG’s bylaws, a quorum at any meeting of stockholders requires a majority of the shares entitled to vote, present in person or represented by proxy, unless a larger number is required by the bylaws or Articles of Incorporation of FG or by law.

If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except for adjournments longer than 30 days as provided in Section 3 of Article I of the FG’s bylaws.

Notice of Stockholder Actions/Meetings:

SGE must send notice of the date, time and location of any meeting of shareholders, in the manner provided in the Articles of SGE, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of SGE. As SGE is a public company, such notice must be sent at least 21 days before the meeting.

If a meeting of shareholders is to consider special business as set out in the Articles of SGE, the notice of meeting must: (1) state the general nature of the special business; and, (2) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders: (a) at SGE’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and (b) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

FG’s bylaws provide that except as otherwise provided by law, notice of each meeting, whether annual or special, will be given not less than 10 days nor more than 60 days before the meeting, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. Any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the Nevada Revised Statutes by the stockholder to whom the notice is given. The notices of all meetings will state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting. Notices for special meetings shall, in addition, state the purpose for which the meeting is called.

Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

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Advance Notice Requirements for Stockholder Nominations and Other Proposals:

Only persons who are nominated in accordance with the following procedures are eligible for election as directors of the SGE. Nominations of persons for election to the board of directors of SGE may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors: (a) by or at the direction of the board, including pursuant to a notice of meeting; (b) by or at the direction or request of one or more shareholders pursuant to a “proposal” made in accordance with Division 7 of Part 5 of the BCBCA, or a requisition of the shareholders made in accordance with section 167 of the BCBCA; or (c) by any person (a “Nominating Shareholder”): (i) who, at the close of business on the date of the giving by the Nominating Shareholder of the notice provided for below and at the close of business on the record date for notice of such meeting, is entered in the securities register of SGE as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (ii) who complies with the notice procedures set forth below.

In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given notice thereof that is both timely (in accordance with the Articles of SGE) and in proper written form (in accordance with the Articles of SGE) to the Corporate Secretary of SGE at the head office of SGE.

To be timely, a Nominating Shareholder’s notice to the Corporate Secretary of SGE must be made: (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

The time periods for the giving of a Nominating Shareholder’s notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of such notice.

FG’s bylaws provide that notice of director nominations may be made at an Annual Meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in FG’s bylaws.

Timely notifications for nominations to be properly brough before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of FG. To be timely, a stockholder’s notice will be delivered to the Secretary at the principal executive offices of FG not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything to the contrary provided herein, for the first Annual Meeting following the initial public offering of common stock of FG, a stockholder’s notice will be timely if delivered to the Secretary at the principal executive offices of FG not later than the close of business on the later of the 90th day prior to the scheduled date of such Annual Meeting or the 10th day following the day on which public announcement of the date of such Annual Meeting is first made or sent by FG.

The stockholder’s notice will conform with the informational requirements set forth in FG’s bylaws.

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Limitation of Liability of Directors and Officers:	Subject to the BCBCA, the Articles of SGE provide that SGE must indemnify a director, former director, or alternate director of SGE and their heirs and legal representatives against all eligible penalties to which such person is or may be liable, and SGE must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. An eligible proceeding means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of SGE (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of SGE: (a) is or may be joined as a party; or (b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding.

FG’s Articles of Incorporation provide that, to the maximum extent permitted under the NRS, no director of officer of FG will be personally liable to FG or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer.

Constituencies:	SGE directors have a fiduciary duty to act in the best interests of SGE, taking into account the interests of shareholders as well as balancing with other relevant interests.

Neither FG’s Articles of Incorporation nor its bylaws contain a provision that expressly permits the FG board of directors to consider constituencies other than the stockholders of FG when evaluating certain offers.

Anti-Takeover Provisions:	The Articles of SGE do not contain any anti-takeover provisions.	Neither FG’s Articles of Incorporation nor its bylaws contain an anti-takeover provision.

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Business Combination Statute	N/A

The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved in advance by the board of directors a before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60% of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested stockholder.

An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation.

A Nevada corporation may elect not to be governed by these provisions in its original Articles of Incorporation, or it may adopt an amendment to its Articles of Incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The FG Articles of Incorporation and the FG Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Control Share Acquisitions:	The BCBCA provides a right of compulsory acquisition for an acquiring person that, within four (4) months of a bid, acquires not less than 90% of the target securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by, or by a nominee for, the acquiring person or its affiliate.

Under Sections 78.378 through 78.3793 of the NRS, unless otherwise provided in the Articles of Incorporation or the bylaws of the issuing corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person, if the control shares are accorded full voting rights under the NRS, and the acquiring person has acquired control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, whose shares are not voted in favor of authorizing voting rights for the control shares may dissent in accordance with the provisions of the NRS, and obtain payment of the fair value of his or her shares.

However, FG’s bylaws expressly elect not to be governed by the provisions of NRS Sections 78.378 through 78.3793 (Acquisition of a Controlling Interest), as may be subsequently amended or expanded, or any successor statutes thereto.

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Rights of Dissenting Stockholders:

The BCBCA provides that shareholders of a company are entitled to exercise dissent rights in respect of certain matters and to be paid the fair value of their shares in connection therewith. The dissent right is applicable where the company resolves to (i) alter its articles to alter the restrictions on the powers of the company or on the business it is permitted to carry on; (ii) approve certain amalgamations; (iii) approve an arrangement, where the terms of the arrangement or court orders relating thereto permit dissent; (iv) sell, lease, or otherwise dispose of all or substantially all of its undertaking; or (v) continue the company into another jurisdiction.

Dissent may also be permitted if authorized by resolution. A court may also make an order permitting a shareholder to dissent in certain circumstances.

NRS Section 92A.380 provides that a stockholder has a right to dissent and to obtain payment for shares in the event of certain corporate actions, including certain mergers and share exchanges. However, in the event of a merger, stockholder dissent rights are not available to any stockholder of any class or series which is (a) a covered security under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 USC Section 77r(b)(1)(A) or (B), as amended; or (b) traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent (10%) of such shares, unless the Articles of Incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

Neither FG’s bylaws nor Articles of Incorporation provide for a stockholder dissent right.

Exclusive Forum:	The Articles of SGE do not contain an exclusive forum provision.	Neither FG’s Articles of Incorporation nor its bylaws contain an exclusive forum provision.

BENEFICIAL OWNERSHIP OF FG SECURITIES

The following table sets forth certain information regarding the beneficial ownership of shares of FG Common Stock as of August 12, 2024, by:

●	Each person (or group of affiliated persons) known to beneficially own more than 5% of FG Common Stock;
●	Each director and named executive officer; and
●	All current directors and executive officers as a group.

The number and percentages of shares beneficially owned are based on 28,756,700 common shares outstanding as of August 12, 2024. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of FG Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants, options and RSUs held by each such person that are exercisable or vest within 60 days of August 12, 2024 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is c/o Fundamental Global Inc., 108 Gateway Blvd., Suite 204, Mooresville, NC 28117.

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	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global GP, LLC(1) 108 Gateway Blvd., Suite 204, Mooresville, NC 28117	8,049,136	28.0%
Named Executive Officers and Directors
D. Kyle Cerminara, Chief Executive Officer, Chairman of the Board (1) (2)	8,959,462	31.1%
Larry G. Swets, Jr. Head of Merchant Banking (3)	507,824	1.8%
Mark D. Roberson, Chief Financial Officer (4)	254,279	*
Michael C. Mitchell, Director (5)	312,422	1.1%
Ndamukong Suh, Director (6)	138,413	*
Robert J. Roschman, Director (7)	201,826	*
Rita Hayes, Director (8)	53,133	*
Scott D. Wollney, Director (9)	62,294	*
Richard E. Govignon, Jr., Director (10)	32,299	*
Current Executive Officers and Directors as a Group (8 individuals) (11)	10,521,952	36.3%

* Less than 1.0%

(1)	Fundamental Global GP, LLC (referred to herein as “FGG”) shares voting and dispositive power with respect to 8,049,136 shares of common stock. Mr. Cerminara is Chief Executive Officer of FGG. Due to his positions with FGG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the FGF common stock disclosed as directly owned by FGG. The business address for Mr. Cerminara is 108 Gateway Blvd., Suite 204, Mooresville, North Carolina 28117.
(2)	Includes 797,731 shares of common stock directly owned by Mr. Cerminara, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date and 80,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Also includes 8,049,136 shares of common stock beneficially owned by FGG, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of FGG, is deemed to have shared voting and dispositive power over the shares beneficially owned by FGG. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by FGG.
(3)	Includes 506,280 shares of common stock directly owned by Mr. Swets and 1,544 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(4)	Includes 172,279 shares of common stock directly owned by Mr. Roberson and 82,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
(5)	Includes shares of common stock directly owned by Mr. Mitchell.
(6)	Includes shares of common stock directly owned by Mr. Suh.
(7)	Includes shares of common stock directly owned by Mr. Roschman.
(8)	Includes 43,518 shares of common stock directly owned by Ms. Hayes and 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(9)	Includes 52,679 shares of common stock directly owned by Mr. Wollney and 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(10)	Includes 25,970 shares of common stock directly owned by Mr. Govignon and 6,329 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(11)	Includes 2,251,118 shares directly owned by all current directors and executive officers as a group, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 36,718 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date, 162,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 8,049,136 shares beneficially owned by FGG.

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BENEFICIAL OWNERSHIP OF SGE SECURITIES

The following table sets forth certain information furnished by current management and others, concerning the beneficial ownership of SGE Common Shares and Class B Shares as of August 12, 2024, of (i) each person who is known to SGE to be the beneficial owner of more than five percent of SGE Common Shares or Class B Shares; (ii) all directors and NEOs; and (iii) directors and executive officers as a group. The percentages below are based on a total of 7,918,285 Common Shares, and 100 Class B Shares outstanding as of August 12, 2024.

The address of each holder listed below, except as otherwise indicated, is c/o Strong Global Entertainment, Inc., 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117.

	Class A			Class B(2)
Name and Address of Beneficial Owner(1)	Number of Shares		Percentage of Shares	Number of Shares	Percentage of Shares
Mark D. Roberson	29,650	(4)	*	-	-
Todd R. Major	24,707	(5)	*	-	-
D. Kyle Cerminara	36,250	(6)	*	-	-
Richard E. Govignon Jr	26,250	(7)	*	-	-
John W. Struble	26,250	(8)	*	-	-
Marsha G. King	26,250	(9)	*	-	-
Named Executive Officers and Directors as a Group (six persons)	169,357	(10)	2.1%	-	-
FG Québec (3)	6,000,000		75.8%	100	100%

*Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal shareholders and is believed to be accurate. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common shares subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.

(2)	Holders of Class B Shares are not entitled to vote on any other matter (other than as provided by law), other than that, so long as the holder of Class B Shares continues to hold, directly or indirectly, at least 30% of the issued and outstanding Common Shares, it will be entitled to elect or appoint at least 50% (rounded up to the nearest whole number) of the total number of directors.

(3)	As the parent company of FG Québec, FG Group Holdings Inc. may be deemed to be the indirect beneficial owner of the Common Shares held directly by Strong/MDI, and to share voting and dispositive power with respect to such Common Shares.

(4)	Includes Common Shares directly owned by Mr. Roberson.

(5)	Includes Common Shares directly owned by Mr. Major.

(6)	Includes Common Shares directly owned by Mr. Cerminara.

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(7)	Includes Common Shares directly owned by Mr. Govignon.

(8)	Includes Common Shares directly owned by Mr. Struble.

(9)	Includes Common Shares directly owned by Ms. King.

(10)	Includes Common Shares directly owned by all current directors and officers as a group.

Post-Business Combination

The following chart sets forth certain information concerning the expected beneficial ownership of FG Common Stock following the Arrangement (as if the Arrangement had occurred on May 31, 2024) by holders of 5% or more of the FG Common Stock, each of the directors of FG following the Arrangement, each of the named executive officers following the Arrangement, and all directors and named executive officers following the Arrangement as a group. The expected percentage of shares of FG Common Stock after the consummation of the Arrangement is based on 31,634,128 shares of FG Common Stock expected to be issued and outstanding following the Arrangement.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global GP, LLC(1) 108 Gateway Blvd., Suite 204, Mooresville, NC 28117	8,049,136	25.4%
Named Executive Officers and Directors
D. Kyle Cerminara, Chief Executive Officer, Chairman of the Board (1) (2)	9,013,837	28.4%
Larry G. Swets, Jr. Head of Merchant Banking (3)	507,824	1.6%
Mark D. Roberson, Chief Financial Officer (4)	298,754	*
Todd R. Major, Chief Accounting Officer (5)	106,772	*
Michael C. Mitchell, Director (6)	312,422	1.0%
Ndamukong Suh, Director (7)	138,413	*
Robert J. Roschman, Director (8)	201,826	*
Rita Hayes, Director (9)	53,133	*
Scott D. Wollney, Director (10)	62,294	*
Richard E. Govignon, Jr., Director (11)	32,299	*
Current Executive Officers and Directors as a Group (9 individuals) (12)	10,727,574	33.7%

(1)	Fundamental Global GP, LLC (referred to herein as “FGG”) shares voting and dispositive power with respect to 8,049,136 shares of common stock. Mr. Cerminara is Chief Executive Officer of FGG. Due to his positions with FGG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the FGF common stock disclosed as directly owned by FGG. The business address for Mr. Cerminara is 108 Gateway Blvd., Suite 204, Mooresville, North Carolina 28117.

(2)	Includes 852,106 shares of common stock directly owned by Mr. Cerminara, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date and 80,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Also includes 8,049,136 shares of common stock beneficially owned by FGG, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of FGG, is deemed to have shared voting and dispositive power over the shares beneficially owned by FGG. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by FGG.

(3)	Includes 506,280 shares of common stock directly owned by Mr. Swets and 1,544 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.

(4)	Includes 216,754 shares of common stock directly owned by Mr. Roberson and 82,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.

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(5)	Includes 100,772 shares of common stock directly owned by Mr. Major and 6,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.

(6)	Includes shares of common stock directly owned by Mr. Mitchell.

(7)	Includes shares of common stock directly owned by Mr. Suh.

(8)	Includes shares of common stock directly owned by Mr. Roschman.

(9)	Includes 43,518 shares of common stock directly owned by Ms. Hayes and 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.

(10)	Includes 52,679 shares of common stock directly owned by Mr. Wollney and 9,615 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.

(11)	Includes 25,970 shares of common stock directly owned by Mr. Govignon and 6,329 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.

(12)	Includes 2,450,740 shares directly owned by all current directors and executive officers as a group, 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 36,718 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date, 168,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 8,049,136 shares beneficially owned by FGG.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Directors and Officers

Certain officers and directors have overlapping interests with respect to both FG and SGE:

●	Mr. Cerminara serves as CEO and a director of FG, and may be deemed to hold, directly and indirectly, approximately thirty-one percent (31%) of FG’s outstanding stock, and serves on the SGE board and holds less than a 1% direct ownership interest in SGE.

●	Mr. Roberson serves as CFO of FG and CEO and a director of SGE and holds less than a one percent (1%) ownership interest in both entities.

●	Mr. Govignon serves on the boards of both FG and SGE and holds less than a one percent (1%) ownership interest in both entities.

●	Mr. Major is an executive officer of FG Québec and SGE and holds less than a one percent (1%) ownership interest in both entities.

Relationship between SGE and FG

Ownership

FG, directly and indirectly, controls an aggregate of approximately 76% of the ownership interest in SGE. As a result, FG can exercise control over SGE. FG’s ownership position may also have the effect of delaying, preventing or deterring a change of control of SGE, could deprive SGE stockholders of an opportunity to receive a premium for their common stock as part of a sale of SGE and might ultimately affect the market price of SGE Common Stock.

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Separation of SGE from FG Group Holdings Inc.

On May 18, 2023, SGE entered into various agreements that governed the separation (“Separation”) of SGE’s entertainment business, which was previously a business line of FG Group Holdings Inc. (“Legacy FGH”), FG’s predecessor, from Legacy FGH and the transfer of that business to SGE to operate as a separate public company.

Master Asset Purchase Agreement

SGE, through its subsidiary, Strong/MDI (“Strong/MDI”), entered into a Master Asset Purchase Agreement and IP Assignment Agreement with FG Québec, a wholly owned subsidiary of SGE, in connection with completion of the Separation. The Master Asset Purchase Agreement and IP Assignment Agreement provided for the transfer from FG Québec to Strong/MDI of assets comprising FG Québec’s operating business, except the Joliette Plant and certain other excluded assets.

IP Assignment Agreement

In order the effect the assignment of certain intellectual property being transferred to Strong/MDI by FG Québec under the Master Asset Purchase Agreement, Strong/MDI entered into an IP Assignment Agreement with FG Québec.

SGE Asset Transfer Agreement

The SGE Asset Transfer Agreement provided for the transfer from SGE to Strong Technical Services, Inc. “STS” of a limited number of contracts and intellectual property used in the Entertainment Business, in a tax-free transfer under Section 351 of the U.S. Internal Revenue Code.

In connection with the SGE Asset Transfer Agreement, STS has agreed to indemnify and hold harmless SGE against future losses, if any, related to current, product liability or personal injury claims arising out of products sold or distributed in the U.S. related to the operations of the businesses transferred to us in the Separation prior to closing of the Separation.

SGE IP Assignment Agreement

In order the effect the assignment of certain intellectual property being transferred to STS by SGE under the SGE Asset Transfer Agreement, STS entered into the SGE IP Assignment Agreement with SGE.

Share Transfer Agreements

In connection with the Separation, SGE entered into the Share Transfer Agreements with FG Québec. The Share Transfer Agreements provided for the transfer to SGE of 100% of the outstanding Common Shares of Strong/MDI and 100% of the outstanding shares of capital stock of STS.

Management Services Agreement and Shared Contracts

SGE entered into a Management Services Agreement with FG in connection with the completion of the Separation and SGE’s initial public offering (“IPO”), effective upon the consummation of the Separation and IPO, pursuant to which SGE and its subsidiaries and SGE and its subsidiaries, provide each other certain services which could include information technology, legal, finance and accounting, human resources, tax, treasury, and other services. Pursuant to the Management Services Agreement, the charges for these services will generally be based on their actual cost basis (with mark-up, if necessary, to comply with applicable transfer pricing principles under Canadian and U.S. tax regulations), except as otherwise agreed. The charges for the services are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services, generally without profit. The term for the services to be provided are as set forth in the schedules to the Management Services Agreement, and if no term period is provided for a specified service, then such service is to terminate on the second anniversary of the effective date of the Management Services Agreement, provided that upon the expiration of any term, the term will renew automatically for successive periods of one year’s duration unless otherwise set forth therein, and unless the Management Services Agreement is earlier terminated by the parties. The recipient for a particular service generally can terminate that service prior to the scheduled expiration date, subject to a minimum notice period equal to 30 days, and the provider for a particular service generally can terminate that service prior to the scheduled expiration date upon 10 days prior written notice to the recipient, if the recipient has failed to perform any of its material obligations under the Management Services Agreement related to such services, and such failure has continued uncured for a period of 30 days after receipt by the recipient of a written notice of such failure.

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If a dispute arises between SGE and FG under the Management Services Agreement, the general counsels of the parties and such other representatives as the parties may designate will negotiate to resolve any disputes for a reasonable period of time. If the parties are unable to resolve the dispute in this manner then, unless otherwise agreed by the parties and except as otherwise set forth in the Master Asset Purchase Agreement, the IP Assignment Agreement, the SGE Asset Transfer Agreement, the SGE IP Assignment Agreement, the Share Transfer Agreements, and the Joliette Plant Lease, the dispute will be resolved through binding confidential arbitration.

In addition to the Management Services Agreement, certain shared contracts were assigned or amended to facilitate the Separation of the SGE business from FG pursuant to the Master Asset Purchase Agreement and the SGE Asset Transfer Agreement. If such contracts may not be fully assigned or amended, or if there is a delay in the assignment of such contracts, the parties are required to take reasonable actions to cause the appropriate party to receive the benefit of the contract after the separation is complete.

Joliette Plant Lease

In connection with the Separation, SGE, through Strong/MDI, entered into the Joliette Plant Lease with FG Québec, effective upon the consummation of the Separation and IPO, pursuant to which Strong/MDI leases the Joliette Plant on a long-term basis. The Joliette plant includes the building (including all constructions, additions, improvements and modifications) and all of the land associated with that property.

The Joliette Plant Lease is a fifteen (15) year triple net lease, with the option of Strong/MDI to renew for five (5) consecutive periods of five years each, and a right of first refusal to purchase the Joliette Plant in the event that FG Québec wishes to sell the property to a third-party in the future. The base rent for the first five years of the Joliette Plant Lease is USD$415,000 per year and will be increased as of the 6th year by 1.5% each year for the duration of the remaining portion of the 15-year lease.

The Joliette Plant Lease is a triple net lease, which means that the landlord, FG Québec, shall not be responsible for any costs, charges, expenses or disbursements in respect of the premises. Under the terms of the lease, Strong/MDI is responsible for all such costs, charges, expenses or disbursements, including but not limited to all real estate taxes, utilities costs, repairs, maintenance and improvements, as well as the costs of all permits, licenses and approvals to operate the Joliette Plant.

Costs Incurred in Connection with IPO

Prior to the Separation, SGE incurred $1.0 million of costs in connection with the IPO which were paid by SGE. SGE reimbursed FG for the costs incurred in connection with the IPO during the fourth quarter of 2023.

Working Capital Advance to Safehaven 2022

SGE formed Safehaven 2022, Inc. to manage the production and financing of the Safehaven television series, one of the projects acquired from Landmark Studio Group LLC (“Landmark”). Safehaven 2022 received working capital advances of $0.7 million, of which $0.6 million was funded by SGE. SGE reimbursed FG for the working capital advances during the fourth quarter of 2023.

Landmark Transaction

In March 2022, a subsidiary of SGE, Strong Studios, Inc., acquired from Landmark the rights to original feature films and television series, and has been assigned third party rights to content for global multiplatform distribution. In connection with such assignment and purchase, Strong Studios agreed to pay to Landmark approximately $1.7 million of which $0.6 million of which was paid by FG. SGE reimbursed FG $0.6 million during 2023.

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MDI Acquisition

On May 3, 2024, SGE entered into an acquisition agreement (the “MDI Acquisition Agreement”) with FG Acquisition Corp., a special purpose acquisition company (“FGAC”), Strong/MDI, FGAC Investors LLC, and CG Investments VII Inc., (together with FGAC Investors LLC, the “Sponsors”). FGAC’s currently issued and outstanding Class A restricted voting shares (the “Class A Restricted Voting Shares”) and share purchase warrants (the “Warrants”) are listed on the Toronto Stock Exchange (the “TSX”). In addition, FGAC has approximately 2.9 million Class B shares (the “Class B Shares”) issued and outstanding.

Pursuant to the MDI Acquisition Agreement, FGAC intends to acquire, directly or indirectly, all of the outstanding shares in the capital of Strong/MDI (the “MDI Acquisition”). As a result of the MDI Acquisition, Strong/MDI will become a wholly-owned subsidiary of FGAC. The MDI Acquisition values Strong/MDI at a pre-money valuation of $30 million (as adjusted pursuant to the MDI Acquisition Agreement, the “MDI Equity Value”).

In connection with the closing of the MDI Acquisition (the “MDI Closing”), FGAC intends to rename itself Saltire Holdings, Ltd. (“Saltire”). It is a condition of MDI Closing that the common shares of FGA (the “FGA Common Shares”) be listed and the Warrants continue to be listed on the TSX.

On Closing, FGAC will satisfy the “Purchase Price” (as defined in the MDI Acquisition Agreement) with: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any (the “Cash Consideration”), (ii) the issuance to SGE of preferred shares (“Preferred Shares”) with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance to SGE of that number of FGA Common Shares equal to (a) the MDI Equity Value minus (x) the Cash Consideration and (y) the Preferred Shares, divided by (b) $10.00.

The MDI Closing is conditional on, among other things, there being no legal impediments to closing and all required authorizations, consents and approvals necessary to effect closing having occurred, or being filed or obtained, as applicable, the FGA Common Shares being conditionally listed for trading on a stock exchange, the approval of the MDI Acquisition by the holders of Class A Restricted Voting Shares at a meeting of shareholders to be held in connection with the MDI Acquisition, receipts having been obtained for both the preliminary and final prospectus and other usual and customary conditions for transactions of this nature. The obligations of SGE at Closing are also conditional on, among other usual and customary conditions for transactions of this nature, (a) the truth and accuracy of FGAC’s representations and warranties, (b) the compliance and/ or performance by FGAC of its covenants under the Acquisition Agreement, and (c) there having been no material adverse change with respect to FGAC. The MDI Closing is also conditional on, among other usual and customary conditions for transactions of this nature, the following conditions of the MDI Closing in favour of FGAC: (a) the truth and accuracy of SGE’s and Strong/MDI’s representations and warranties, (b) the compliance and/or performance by SGE and MDI of their covenants under the MDI Acquisition Agreement, (c) the completion of all required third party authorizations, consents and approvals, and (d) there having been no material adverse change with respect to Strong/MDI or its business and there being no events, facts or circumstances that shall have occurred which would result or which could reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to Strong/MDI or its business.

It is anticipated that, upon completion of the MDI Acquisition, on a non-diluted basis and assuming completion of a $10 million private placement and the issuance of 338,560 FGA Common Shares to CG Investments VII Inc. as consideration for its deferred underwriting fee, SGE will hold an ownership interest of approximately 29.6% in Saltire. If the MDI Acquisition fails to close, SGE would retain its ownership and operation of Strong/MDI.

Director Independence and Controlled Company Exception

FG indirectly holds more than a majority of the voting power of SGE Common Shares eligible to vote in the election of directors. As a result, SGE is a “controlled company” within the meaning of the NYSE American corporate governance standards. Under these NYSE American corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the Board of Directors consist of independent directors, (2) that the Board of Directors have a Compensation Committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that the Board of Directors have a Nominating and Corporate Governance Committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. SGE has not availed itself of these exceptions.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

This section describes the material U.S. federal income tax consequences of the Business Combination to beneficial owners of SGE Common Shares that exchange their SGE Common Shares for shares of FG Common Stock in the Business Combination. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this joint proxy statement/prospectus. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws other than those pertaining to income tax.

The following discussion applies only to beneficial owners of SGE Common Shares who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment) and acquired such shares on or after May 16, 2023. Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners in light of their particular circumstances and does not apply to beneficial owners subject to special treatment under the U.S. federal income tax laws, including dealers or brokers in securities, commodities or foreign currencies, traders in securities that elect to apply a mark-to-market method of accounting, banks and certain other financial institutions, insurance companies, mutual funds, tax-exempt organizations, holders subject to the alternative minimum tax provisions of the Code, partnerships, S corporations or other pass-through entities or investors therein, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, former citizens or residents of the United States, U.S. expatriates, holders whose functional currency is not the U.S. dollar, holders who hold SGE Common Shares as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, retirement plans, individual retirement accounts, or other tax-deferred accounts, holders who acquired SGE Common Shares pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation, holders who actually or constructively own more than 5% of SGE Common Shares, holders who actually or constructively own shares of both SGE and FG, or any U.S. holder that at any time during the five-year period prior to the arrangement has owned, directly or constructively (under the attribution rules of Section 958 of the Code), 10% or more of the combined voting power of the SGE Common Shares.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of SGE Common Shares that is for U.S. federal income tax purposes (1) an individual citizen or resident of the United States, (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes or (4) an estate, the income of which is subject to U.S. federal income tax, regardless of its source.

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of SGE Commons Stock that is neither a U.S. holder nor a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds SGE Common Shares, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds SGE Common Shares, and any partners in such partnership, should consult their own tax advisors regarding the tax consequences of the Business Combination to their specific circumstances.

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SGE has received a tax opinion from Holland & Hart LLP, U.S. tax counsel to SGE, to the effect that, under currently applicable U.S. federal income tax law and subject to the limitations, qualifications, and assumptions described herein and set forth in the opinion filed as Exhibit 8.1 hereto, (i) the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (ii) a U.S. holder or non-U.S. holder that receives shares of FG Common Stock in the arrangement in exchange for its SGE Common Shares will not recognize a gain or loss on the exchange, (iii) the aggregate tax basis of the shares of FG Common Stock received in the arrangement by a U.S. holder or non-U.S. holder will equal the aggregate tax basis in the SGE Common Shares surrendered in exchange for the shares of FG Common Stock, and (iv) the holding period of the shares of FG Common Stock received in the arrangement by a U.S. holder or non-U.S. holder will include the holding period of the SGE Common Shares surrendered in exchange for the shares of FG Common Stock.

SGE and FG Québec have not sought and will not seek any ruling from the IRS regarding any matters relating to the Business Combination, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations or assumptions upon which those conclusions are based is inconsistent with the actual facts, the U.S. federal income tax consequences of the Business Combination could be adversely affected.

Determining the actual tax consequences of the Business Combination to you may be complex and will depend on your specific situation and on factors that are not within the control of SGE, FG Québec, or FG. You should consult your own tax advisor as to the specific tax consequences of the Business Combination in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign and other tax laws and of changes, if any, in those laws.

U.S. Federal Income Tax Consequences of the Business Combination

In General

Pursuant to the plan of arrangement, the holders of SGE Common Shares (other than those holders that validly exercise dissent rights) will exchange their SGE Common Shares for shares of FG Common Stock, and SGE will amalgamate with 1483530 B.C. LTD, a newly formed subsidiary of FG Québec (“Subco”), to form one corporate entity (“Amalco”), with both SGE and Subco terminating their separate legal existence.

Subject to the discussion below under the heading “PFIC Considerations,” the following are the material U.S. federal income tax consequences of the arrangement to U.S. holders and non-U.S. holders that own SGE Common Shares:

●	A U.S. holder or non-U.S. holder that receives shares of FG Common Stock in the arrangement in exchange for its SGE Common Shares will not recognize a gain or loss on the exchange.
●	The aggregate tax basis of the shares of FG Common Stock received in the arrangement by a U.S. holder or non-U.S. holder will equal the aggregate tax basis in the SGE Common Shares surrendered in exchange for the shares of FG Common Stock.
●	The holding period of the shares of FG Common Stock received in the arrangement by a U.S. holder or non-U.S. holder will include the holding period of the SGE Common Shares surrendered in exchange for the shares of FG Common Stock.

Payment for Dissenting Shares

U.S. Holders

For U.S. federal income tax purposes, U.S. holders that receive payment for their SGE Common Shares pursuant to the exercise of dissent rights will recognize a gain or loss in an amount equal to the difference between the amount realized by the U.S. holder (other than any portion of the payment that represents interest) and the U.S. holder’s tax basis in its SGE Common Shares. Subject to the discussion below under the heading “PFIC Considerations,” any such gain or loss will constitute a capital gain or loss. The gain or loss is determined separately for each block of SGE Common Shares (i.e., SGE Common Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of SGE Common Shares that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

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Non-U.S. Holders

For U.S. federal income tax purposes, non-U.S. holders that receive payment for their SGE Common Shares pursuant to the exercise of dissent rights will recognize gain or loss in an amount equal to the difference between the amount realized by the non-U.S. holder (other than any portion of the payment that represents interest) and the non-U.S. holder’s tax basis in its SGE Common Shares. Any such gain or loss will constitute capital gain or loss. Gain or loss is determined separately for each block of SGE Common Shares (i.e., SGE Common Shares acquired at the same cost in a single transaction). Any gain that is recognized on a disposition of SGE Common Shares pursuant to the exercise of dissent rights by a non-U.S. holder will not be subject to U.S. federal income tax unless:

●	the gain realized by such non-U.S. holder is effectively connected with the conduct of a trade or business (and, if an applicable United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States; or
●	in the case of a non-U.S. holder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of the sale, and certain other conditions are met.

In the case of a non-U.S. holder that is described in the first bullet point above, any gain will be subject to U.S. federal income tax at regular graduated rates, and (if the non-U.S. holder is classified as a corporation for U.S. federal income tax purposes) may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments.

A non-U.S. holder that is described in the second bullet point above will be subject to a flat 30% (or such lower rate specified by an applicable income tax treaty) tax on the gain, which may be offset by U.S.-source capital losses (even if the non-U.S. holder is not considered a resident of the United States), provided that such non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

PFIC Considerations

Notwithstanding the treatment of the Business Combination as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. holder that disposes of SGE Common Shares pursuant to the Business Combination may be subject to adverse U.S. federal income tax consequences if SGE were classified as a passive foreign investment company (a “PFIC”) for any taxable year that is included in whole or in part during the U.S. holder’s holding period of such SGE Common Shares or during which the U.S. holder owned options that were subsequently exercised to acquire such U.S. Holder’s SGE Common Shares. Specifically, unless such a U.S. holder had made certain elections in prior taxable periods, the U.S. holder may be required to recognize any gain (but not loss) on the SGE Common Shares disposed of and pay tax thereon at ordinary income rates, plus an interest charge.

In general, a non-U.S. corporation, such as SGE, is classified as a PFIC for U.S. federal income tax purposes for any taxable year in which, after applying certain look-through rules, either (i) 75% or more of its gross income for such year consists of certain types of “passive” income or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year produces or is held for the production of passive income. SGE believes that it was not a PFIC during its taxable year ended December 31, 2023, and based on current business plans, year-to-date numbers, and financial expectations, SGE does not expect to be a PFIC for its current taxable year beginning January 1, 2024. The remainder of this discussion assumes that SGE was not, and will not be, a PFIC for those taxable periods.

U.S. HOLDERS THAT OWN SGE COMMON SHARES ARE ENCOURAGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE POSSIBLE TREATMENT OF SGE AS A PFIC AND THE CONSEQUENCES OF SUCH TREATMENT.

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U.S. Federal Income Tax Consequences Relating to Ownership and Disposition of FG Common Stock by Non-U.S. Holders

Distributions

A distribution of cash or property to a non-U.S. holder with respect to its FG Common Stock generally will be treated as a dividend to the extent paid out of FG’s current or accumulated earnings and profits. If such a distribution exceeds FG’s current and accumulated earnings and profits, the excess will be treated first as a tax-free return of the non-U.S. holder’s tax basis in such FG Common Stock, and thereafter as a capital gain subject to the tax treatment described above in “Payment for Dissenting Shares – Non-U.S. Holders.”

Dividends paid to a non-U.S. holder will generally be subject to withholding of U.S. federal income tax at a 30% rate, or such lower rate as may be specified by an applicable tax treaty. Even if a non-U.S. holder is eligible for a lower treaty rate, a withholding agent will generally be required to withhold at a 30% rate (rather than the lower treaty rate) unless the non-U.S. holder has furnished a valid IRS Form W-8BEN or W-8BEN-E (or other documentary evidence) establishing the non-U.S. holder’s entitlement to the lower treaty rate, and the withholding agent does not have actual knowledge or reason to know to the contrary. A non-U.S. holder eligible for a reduced rate of U.S. federal income tax pursuant to an applicable income tax treaty may obtain a refund of any excess withheld amounts by filing an appropriate claim for refund with the IRS. If the dividends paid to a non-U.S. holder are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, the dividends will be exempt from the withholding tax described above and instead subject to U.S. federal income tax on a net income basis.

Sales, Exchanges, or other Dispositions of FG Common Stock

A non-U.S. holder that disposes of its FG Common Stock in a taxable disposition will generally be subject to the tax treatment described above under the section entitled “Payment for Dissenting Shares – Non-U.S. Holders.” In addition, non-U.S. holders will be subject to taxation in the United States if the FG Common Stock they hold is treated as an interest in U.S. real property by virtue of FG being treated as a “United States real property holding corporation” (a “USRPHC”) under the Code. FG is not, and does not expect to be, a USRPHC; however, even if it were a USRPHC, so long as shares of its common stock continue to be regularly traded on an established securities market in the United States, within the meaning of applicable Treasury Regulations, a non-U.S. holder will not be subject to U.S. federal income tax on the disposition of shares of FG Common Stock if the non-U.S. holder has not held more than 5% (actually or constructively) of FG’s total outstanding common stock at any time during the shorter of the five-year period preceding the date of disposition, or such non-U.S. holder’s holding period. If a non-U.S. holder exceeds the 5% limit described in the preceding sentence and FG is a USRPHC, the non-U.S. holder will generally be subject to U.S. federal income tax on any gain recognized upon the disposition of such stock at the regular rates applicable to U.S. persons. Such a non-U.S. holder would also generally be subject to such tax on any distribution made with respect to such stock that is not treated as a dividend, as if the non-U.S. holder were a U.S. holder (i.e., the amount not treated as a dividend would be applied against the non-U.S. holder’s basis in the FG Common Stock with respect to which the distribution is made and then taxed as gain from the sale of such stock). Any non-U.S. holder subject to tax as described in the preceding sentences will be required to file a U.S. federal income tax return with the IRS.

Information Reporting and Backup Withholding

U.S. Holders

Payments to a U.S. holder pursuant to the Business Combination may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, a U.S. holder should timely complete and return an IRS Form W-9, certifying that such U.S. holder is a “United States person” as defined under the Code, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Certain types of U.S. holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability if the required information is furnished by such U.S. holder on a timely basis to the IRS.

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Non-U.S. Holders

A non-U.S. holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes in connection with the Business Combination. Backup withholding will not apply, however, if the applicable withholding agent does not have actual knowledge or reason to know that the holder is a United States person and the non-U.S. holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. Information returns will be filed annually with the IRS in connection with any dividends paid on FG Common Stock to a non-U.S. holder. Copies of these information returns may also be made available under the provisions of a specific tax treaty or other agreement to the tax authorities of the country in which the non-U.S. holder resides.

Foreign Account Tax Compliance Withholding

Sections 1471 to 1474 of the Code (such sections commonly referred to as “FATCA”) impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. holder or an individual non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or W-8BEN, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and “non-financial foreign entities” unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied, or an exemption applies (typically certified to by the delivery of a properly completed IRS Form W- 8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution or a non-financial foreign entity generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

This discussion of certain material U.S. federal income tax consequences is not intended to be, and should not be construed as, tax advice. Holders of SGE Common Shares are urged to consult their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

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DISSENT RIGHTS

A Registered Shareholder may exercise rights of dissent (the “Dissent Rights”) in connection with the Arrangement with respect to the Common Shares held by such Registered Shareholder pursuant to and in the manner set forth in Sections 237 - 247 of the BCBCA, as may be modified by the Interim Order, the Final Order and Article 2.5 of the Plan of Arrangement, provided that, notwithstanding subsection 242 of the BCBCA, the written objection contemplated by subsection 242(2) of BCBCA must be received by SGE not later than 4:00 p.m. (Vancouver Time) on the date which is two Business Days immediately preceding the SGE Stockholders Meeting. The text of Sections 237 - 247 of the BCBCA is set out in Annex C to this joint proxy statement/prospectus.

A Registered Shareholder who intends to exercise the Dissent Rights must deliver a notice (the “Dissent Notice”) to SGE at the registered office of SGE, at 2300 – 550 Burrard Street, Vancouver, British Columbia Canada V6C 2B5, to be received not later than 4:00 p.m. (Vancouver Time) on September 13, 2024 and must not vote any Common Shares it holds (the “Dissent Shares”) in favour of the Arrangement. A Non-Registered Shareholder who wishes to exercise the Dissent Rights must arrange for the Registered Shareholder(s) holding its Common Shares to deliver the Dissent Notice. The Dissent Notice must contain all of the information specified in Sections 237 - 247 of the BCBCA. A vote against the Arrangement Resolution does not constitute a Dissent Notice and a Shareholder is not entitled to exercise Dissent Rights with respect to its Common Shares if such holder votes (or instructs, or is deemed, by submission of any incomplete proxy, to have instructed his, her or its proxyholder, to vote) or in the case of a beneficial holder caused, or is deemed to have caused, the Registered Shareholder to vote, in favour of the Arrangement at the Meeting.

If the Arrangement Resolution is passed at the Meeting, SGE must send by registered mail to every Dissenting Shareholder, prior to the date set for the hearing of the Final Order, a notice (the “Notice of Intention”) stating that, subject to receipt of the Final Order and satisfaction of the other conditions set out in the Arrangement Agreement, SGE intends to complete the Arrangement, and advising the Dissenting Shareholder that if the Dissenting Shareholder intends to proceed with its exercise of its Dissent Rights, it must deliver to SGE, within one month after the date of the Notice of Intention, a written statement containing the information specified by Sections 237 - 247 of the BCBCA, together with the certificate(s) representing the Dissent Shares.

A Dissenting Shareholder delivering such a written statement may not withdraw from its dissent and, at the Effective Time, will be deemed to have transferred to SGE all of its Dissent Shares (free of any lien, claims or encumbrances). SGE will pay to each Dissenting Shareholder for the Dissent Shares the amount agreed on by SGE and the Dissenting Shareholder. Either SGE or a Dissenting Shareholder may apply to Court if no agreement on the amount to be paid for the Dissent Shares has been reached, and the Court may:

1.	determine the fair value that the Dissent Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the Arrangement unless such exclusion would be inequitable, or order that such fair value be established by arbitration or by reference to the Registrar or a referee of the Court;

2.	join in the application each other Dissenting Shareholder who has not reached an agreement with SGE as to the amount to be paid for the Dissent Shares; or

3.	make consequential orders and give directions it considers appropriate.

Dissenting Shareholders who are ultimately entitled to be paid fair value for their Common Shares will be entitled to be paid such fair value and will not be entitled to any other payment or consideration, including any payment or consideration that would be payable under the Plan of Arrangement had they not exercised their Dissent Rights.

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If a Dissenting Shareholder fails to strictly comply with the requirements of the Dissent Rights set out in Sections 237 - 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, it will lose its Dissent Rights, SGE will return to the Dissenting Shareholder the certificate(s) representing the Dissent Shares that were delivered to SGE, if any, and, if the Arrangement is completed, that Dissenting Shareholder will be deemed to have participated in the Arrangement on the same terms as all other Shareholders who are not Dissenting Shareholders. Neither SGE nor any other person will be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Common Shares at or after the Effective Time, and at the Effective Time the names of such Dissenting Shareholders will be deleted from the register of holders of Common Shares maintained by or on behalf of SGE.

Registered Shareholders wishing to exercise Dissent Rights should consult their legal advisers with respect to the legal rights available to them in relation to the Arrangement and the Dissent Rights. Registered Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive procedure.

Sections 237 - 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, outline certain events when Dissent Rights will cease to apply where such events occur before payment is made to the Dissenting Shareholders of their fair value of the Common Shares surrendered (including if the Arrangement Resolution does not pass or is otherwise not proceeded with). In such events, the Dissenting Shareholders will be entitled to the return of the applicable share certificate(s), if any, and rights as a Shareholder in respect of the applicable Common Shares will be regained.

If a Shareholder exercises the Dissent Right, SGE will on the Effective Date set aside and not distribute that portion of the Fundamental Global Shares, which are attributable to the Common Shares for which Dissent Rights have been exercised. If a Shareholder exercises the Dissent Right but does not properly comply with the dissent procedures or, subsequent to giving his, her or their Dissent Notice, acts inconsistently with such dissent, then SGE will distribute to such Shareholder his, her or their pro-rata portion of the Fundamental Global Shares. If a Shareholder duly complies with the dissent procedures, then SGE will retain the portion of the Fundamental Global Shares attributable to such Shareholder (the “Non-Distributed Shares”), and the Non-Distributed Shares will be dealt with as determined by the Board in its discretion.

If the number of Common Shares held by Shareholders that duly exercise Dissent Rights exceeds 5% of the aggregate number of Common Shares outstanding immediately prior to the Effective Date, the parties to the Arrangement may elect not to complete the Arrangement.

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LEGAL MATTERS

Holland & Hart LLP has passed on the validity of the FG Common Stock offered by this joint proxy statement/prospectus.

EXPERTS

The financial statements of FGH, which are now the historical audited financial statements of the Company following the consummation of the FGF Merger, as of December 31, 2023 and 2022 and for the years ended December 31, 2023, and 2022 included in this joint proxy statement/prospectus have been audited by Haskell & White LLP, an independent registered public accounting firm, as stated in their report included herein, which report expresses an unqualified opinion. Such financial statements have been so included in reliance on the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of SGE as of December 31, 2023 and 2022 and for the years ended December 31, 2023, and 2022 included in this joint proxy statement/prospectus have been audited by Haskell & White LLP, an independent registered public accounting firm, as stated in their report included herein, which report expresses an unqualified opinion. Such financial statements have been so included in reliance on the report of such firm given upon their authority as experts in accounting and auditing.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for FG’s securities is VStock Transfer, LLC.

The transfer agent and registrar for SGE’s securities is Broadridge Corporate Issuer Solutions, Inc.

DELIVERY OF DOCUMENTS TO SECURITYHOLDERS

Pursuant to the rules of the SEC, SGE and servicers SGE employs to deliver communications to its securityholders are permitted to deliver to two or more securityholders sharing the same address a single copy of this joint proxy statement/prospectus. Upon written or oral request, SGE will deliver a separate copy of this joint proxy statement/prospectus to any securityholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered and who wishes to receive separate copies in the future. Securityholders receiving multiple copies of this joint proxy statement/prospectus may likewise request that SGE deliver single copies of proxy statements in the future. Securityholders may notify FG of their requests by calling or writing FG at its principal executive offices at 108 Gateway Boulevard, Suite 204 Mooresville, North Carolina 28117. Securityholders may notify SGE of their requests by calling or writing SGE at its principal executive offices at 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117.

SUBMISSION OF SECURITYHOLDER PROPOSALS

The SGE Board of Directors is aware of no other matter that may be brought before the SGE Stockholders Meeting. However, if any matter other than the proposals or related matters should properly come before such meeting, the persons named in the enclosed proxy will vote proxies in accordance with their judgment on those matters.

FUTURE SECURITYHOLDER PROPOSALS

If the Business Combination is completed, SGE Stockholders will be entitled to attend and participate in FG’s annual meetings of stockholders. FG will provide notice of or otherwise publicly disclose the date on which its 2024 annual meeting will be held.

Stockholder proposals will be eligible for consideration by the FG Board of Directors for inclusion in the proxy statement for the 2024 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act. The deadline for submitting such proposals is September 7, 2024 unless the date of the 2024 FG Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2023 FG Annual Meeting, which was held on December 6, 2023, in which case proposals must be submitted a reasonable time before FG prints its proxy materials for the 2024 FG Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in FG’s proxy statement.

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Stockholders wishing to submit proposals for the 2024 FG Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to FG’s Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of FG’s bylaws. To be timely, notice of the proposal must be received by the Secretary of FG between August 8, 2024 and September 7, 2024 provided, however, that in the event the date of the 2024 FG Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2023 FG Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2024 FG Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2024 FG Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to Fundamental Global Inc., 108 Gateway Blvd, Suite 204, Mooresville, NC 28117. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of FG’s bylaws.

SECURITYHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the FG Board of Directors or SGE Board of Directors, or any committee chairperson or the non-management directors as a group of any such board by writing to the board or committee chairperson in care of Fundamental Global Inc., 108 Gateway Blvd, Suite 204, Mooresville, NC 28117. Each communication will be forwarded, depending on the subject matter, to the appropriate board of directors, committee chairperson or non-management directors.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of FG or pursuant to the foregoing provisions, FG has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

WHERE YOU CAN FIND MORE INFORMATION

FG has filed a registration statement on Form S-4 to register with the SEC the FG Common Stock to be issued to SGE stockholders in connection with the Business Combination. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of FG in addition to being proxy statements of FG and SGE for the Meetings. The registration statement, including the attached exhibits and annexes, contains additional relevant information about FG and SGE. The rules and regulations of the SEC allow FG and SGE to omit certain information included in the registration statement from this joint proxy statement/prospectus.

FG and SGE, as applicable, file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintain a website that contain reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including FG and SGE, as applicable, which you can access at www.sec.gov. In addition, you may obtain free copies of the documents FG and SGE file with the SEC, including the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part, by going to FG’s and SGE’s websites at https://fundamentalglobal.com/investor-relations/ and https://strong-entertainment.com/investor-relations/, respectively. The websites of FG and SGE are provided as inactive textual references only. The information contained on or accessible through the websites of FG and SGE do not constitute a part of this joint proxy statement/prospectus and are not incorporated by reference herein.

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Statements contained in this joint proxy statement/prospectus regarding the contents of any contract or other document are not necessarily complete, and each such statement is qualified in its entirety by reference to the full text of that contract or other document filed as an exhibit with the SEC.

The following documents contain important information about us and are available free of charge through the SEC’s website:

FG filings (SEC File No. 001-36366)	Date of Filing with the SEC
Annual Report on Form 10-K	Filed March 14, 2024
Quarterly Reports on Form 10-Q	Filed May 20, 2024
Current Reports on Form 8-K	Filed January 4, 2024, February 29, 2024, April 3, 2024, June 4, 2024 and June 20, 2024
The description of FG Common Stock contained in FG’s Registration Statement on Form 8-A, as filed with the SEC on March 19, 2014, as updated by the description of FG’s Common Stock contained in Exhibit 4.4 to FG’s Annual Report on Form 10-K for the year ended December 31, 2023, and together with all amendments and reports filed with the SEC for purposes of updating such description	March 19, 2014 and March 14, 2024

SGE filings (SEC File No. 001-41688)	Date of Filing with the SEC
Annual Report on Form 10-K	Filed March 29, 2024 (as amended by the Form 10-K/A filed April 29, 2024)
Quarterly Reports on Form 10-Q	Filed May 14, 2024
Current Reports on Form 8-K	Filed January 5, 2024, January 23, 2024, May 7, 2024 and June 4, 2024
The description of SGE Common Stock contained in SGE’s Registration Statement on Form 8-A, as filed with the SEC on April 13, 2023, as updated by the description of SGE’s Common Stock contained in Exhibit 4.1 to SGE’s Annual Report on Form 10-K for the year ended December 31, 2023, and together with all amendments and reports filed with the SEC for purposes of updating such description	April 13, 2023 and March 29, 2024

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FG has supplied all information contained in this joint proxy statement/prospectus relating to FG, as well as all pro forma financial information, and SGE has supplied all such information relating to SGE.

Documents filed with the SEC including this joint proxy statement/prospectus are available from FG or SGE, as the case may be, without charge. FG stockholders or SGE stockholders, as applicable, may request a copy of this joint proxy statement/prospectus, or other information concerning FG or SGE, without charge, through the SEC’s website at www.sec.gov or by written or telephonic request to:

Fundamental Global Inc. 108 Gateway Blvd, Suite 204 Mooresville, North Carolina 28117 (704) 994-8279	Strong Global Entertainment, Inc. 108 Gateway Blvd, Suite 204, Mooresville, North Carolina 28117 (704) 471-6784.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the applicable Meeting. Therefore, if you would like to request documents from SGE, please do so by September 10, 2024, in order to receive them before the SGE Stockholder Meeting.

You should rely only on the information contained in this joint proxy statement/prospectus to vote on the Proposals contained herein. Neither FG nor SGE has authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus.

If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or solicitations of proxies are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you.

This joint proxy statement/prospectus is dated August 12, 2024. You should not assume that the information in it is accurate as of any date other than that date or the date of such incorporated document, as applicable, and neither its mailing to FG stockholders or SGE stockholders nor the issuance of FG Common Stock in the Business Combination will create any implication to the contrary.

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ANNEX A-1 – THE PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1
INTERPRETATION

1.1	Definitions

In this Plan of Arrangement, the following words, terms and expressions (and all grammatical variations thereof) shall have the following meanings:

“Amalco” has the meaning ascribed thereto in subsection 3.1(d);

“Amalco Common Shares” means the common shares without par value in the authorized share structure of Amalco;

“Arrangement” means the arrangement involving SGE and FG Québec under the provisions of Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the Arrangement Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of SGE and Fundamental Global, each acting reasonably;

“Arrangement Agreement” means the arrangement agreement dated May 30, 2024 between SGE and FG Québec, including all schedules and exhibits and all instruments supplementing, amending, modifying, restating or otherwise confirming the Arrangement Agreement, in each case in accordance with the terms thereof;

“Arrangement Consideration” means 1.5 of a Fundamental Global Share for each one (1) Common Share;

“Arrangement Resolution” means the special resolution of the SGE Shareholders to be considered and, if thought fit, passed by the SGE Shareholders at the SGE Meeting, to be in substantially the form and content of Schedule “B” to the Arrangement Agreement, with such changes as may be agreed to by SGE and Fundamental Global, each acting reasonably;

“BCBCA” means the Business Corporations Act (British Columbia), including all regulations made thereunder, as promulgated or amended from time to time;

“Business Day” means any day on which commercial banks are generally open for business in the City of Vancouver, British Columbia and the City of Montreal, Quebec, other than a Saturday, a Sunday or a day observed as a statutory holiday in the City of Vancouver, British Columbia or the City of Montreal, Quebec;

“Common Shares” means the Class A Common Voting shares of SGE;

“Court” means the Supreme Court of British Columbia;

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“CRA” means the Canada Revenue Agency;

“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Common Shares for the Share Arrangement in connection with the Arrangement;

“Dissent Rights” means the rights of dissent exercisable by the SGE Shareholders in respect of the Arrangement described in Article 4 of this Plan of Arrangement;

“Dissenting Shareholder” means a SGE Shareholder who duly and validly exercises Dissent Rights in respect of the Arrangement in strict compliance with the Dissent Rights described in Article 4 of this Plan of Arrangement and who does not withdraw or be deemed to have withdrawn such exercise of Dissent Rights prior to the Effective Time;

“Effective Date” means the date upon which the Arrangement becomes effective as provided in this Plan of Arrangement;

“Effective Time” means the beginning of the day (Vancouver time) on the Effective Date or such other time as FG Québec and SGE may agree upon in writing;

“FG Québec” means FG Holdings Québec ULC, an unlimited liability company continued under the BCBCA;

“Final Order” means the final order of the Court pursuant to section 291 of the BCBCA, in a form acceptable to FG Québec and SGE, each acting reasonably, approving the Arrangement as such order may be amended by the Court (with the consent of both SGE and FG Québec, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both SGE and FG Québec, each acting reasonably) on appeal;

“Fundamental Global” means Fundamental Global Inc., a company governed by the laws of Nevada;

“Fundamental Global Shares” means the common stock in the capital of Fundamental Global;

“Governmental Entity” means (a) any multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, ministry, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau or agency, domestic or foreign (including the NYSE America), (b) any subdivision, agent or authority of any of the foregoing or (c) any quasigovernmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“holder” means, when used with reference to the Common Shares, a registered holder of the Common Shares, as shown in the registers maintained by or on behalf of SGE in respect thereof;

“Interim Order” means the interim order of the Court to be issued following the application therefor contemplated by Section 2.2 of the Arrangement Agreement, in a form acceptable to SGE and FG Québec, each acting reasonably, providing for, among other things, the calling and holding of SGE Meeting, as such order may be amended, supplemented or varied by the Court (with the consent of both SGE and FG Québec, each acting reasonably);

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“Landmark Warrant” means the share purchase warrant granted by SGE to Landmark Studio Group LLC to purchase up to an aggregate of 150,000 Common Shares;

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term “applicable” with respect to such Laws and in a context that refers to one or more Parties, means such Laws as are applicable to such Party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the Party or Parties or its or their business, undertaking, property or securities;

“Letter of Transmittal” means, to the extent necessary, a letter of transmittal that may be sent to holders of Common Shares in connection with the Arrangement providing for the delivery of certificates representing Common Shares to the Depositary;

“Liens” means any hypothecations, mortgages, liens, charges, security interests, pledges, claims, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing, but excluding (i) security interests, liens, charges or other encumbrances or imperfections in title arising in the ordinary course of business or by operation of Law, (ii) security interests, liens, charges or other encumbrances arising under sales contracts with title retention provisions or equipment leases with third parties entered into in the ordinary course of business and (iii) security interests, liens, charges or other encumbrances for taxes or charges from a Governmental Entity which are not due and payable or which thereafter may be paid without penalty;

“Parties” means, collectively, SGE and FG Québec, and “Party” means SGE or FG Québec;

“person” includes an individual, limited or general partnership, limited liability company, limited liability partnership, trust, joint venture, association, body corporate, unincorporated organization, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

“Plan of Arrangement” means this Plan of Arrangement and any amendments or variations hereto made in accordance with the provisions of the Arrangement Agreement, the applicable provisions of this Plan of Arrangement or at the direction of the Court in the Final Order with the consent of SGE and FG Québec, each acting reasonably;

“Registrar” means the person appointed as the Registrar of Companies under section 400 of the BCBCA;

“SGE” means Strong Global Entertainment, Inc., a company governed by the laws of the Province of British Columbia;

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“SGE Convertible Securities” means, collectively, the SGE RSUs, SGE Options, Landmark Warrants and Think Equity Warrants;

“SGE Meeting” means the annual general and special meeting of the SGE Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving, the Arrangement Resolution;

“SGE Options” means options granted under the 2023 SGE Share Compensation Plan to purchase Common Shares;

“SGE RSUs” means the outstanding restricted share units of SGE issued pursuant to the 2023 Share Compensation Plan.

“SGE Shareholders” means the holders of the Common Shares;

“Subco” means 1483530 B.C. Ltd., a company incorporated under the laws of the Province of British Columbia;

“Subco Shares” means the common shares without par value in the authorized share structure of Subco;

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder;

“Think Equity Warrants” means the share purchase warrants granted by SGE to Think Equity to purchase up to an aggregate of 170,500 Common Shares;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

“2023 Share Compensation Plan” means the share compensation plan adopted by SGE which contemplated, among other things, the issuance of the SGE RSUs and SGE Options.

1.2	Definitions in Arrangement Agreement

All terms used in this Plan of Arrangement that are not defined in Section 1.1 or elsewhere herein and that are defined in the Arrangement Agreement shall have the respective meanings specified in the Arrangement Agreement.

1.3	Certain Rules of Interpretation

In this Plan of Arrangement:

(a)	Time. Time is of the essence in and of this Plan of Arrangement.

(b)	Calculation of Time. Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.

A-1-5

(c)	Business days. Whenever any action to be taken or payment to be made pursuant to this Plan of Arrangement would otherwise be required to be made on a day that is not a business day, such action shall be taken or such payment shall be made on the first business day following such day.

(d)	Currency. Unless otherwise specified, all references to amounts of money in this Plan of Arrangement refer to the lawful currency of the United States.

(e)	Headings. The descriptive headings preceding Articles and Sections of this Plan of Arrangement are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections. The division of this Plan of Arrangement into Articles and Sections and the insertion of a table of contents shall not affect the interpretation of this Plan of Arrangement.

(f)	Including. Where the word “including” or “includes” is used in this Plan of Arrangement, it means “including without limitation” or “includes without limitation”.

(g)	Plurals and Genders. The use of words in the singular or plural, or referring to a particular gender, shall not limit the scope or exclude the application of any provision of this Plan of Arrangement to such persons or circumstances as the context otherwise permits.

(h)	Statutory References. Any reference to a statute shall mean the statute in force as at the date of this Plan of Arrangement (together with all regulations promulgated thereunder), as the same may be amended, re-enacted, consolidated or replaced from time to time, and any successor statute thereto, unless otherwise expressly provided.

Article 2
BINDING EFFECT

2.1	Arrangement Agreement

The Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

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2.2	Binding Effect

This Plan of Arrangement shall become effective at the Effective Time and, at and after the Effective Time, shall be binding on:

(a)	SGE;

(b)	the SGE Shareholders (including all Dissenting Shareholders and FG Québec); and

(c)	Subco,

in each case without any further authorization, act or formality on the part of any person, except as expressly provided herein.

Article 3
THE ARRANGEMENT

3.1	Arrangement

Unless otherwise indicated, the following shall occur and shall be deemed to occur, commencing at the Effective Time, sequentially in the following order, and without any further authorization, act or formality on the part of any person except as expressly provided herein:

(a)	each Common Share held by a Dissenting Shareholder immediately prior to the Effective Time shall be and shall be deemed to be transferred (free and clear of any Liens) by the holder thereof to SGE, and:

(i)	SGE shall be obligated to pay (which shall be funded with funds of SGE not directly or indirectly provided by FG Québec) each such Dissenting Shareholder the amount determined in accordance with Section 4.1 for such Common Shares;

(ii)	each such Dissenting Shareholder shall cease to be the holder of such Common Shares and shall cease to have any rights as a holder of such Common Shares, other than the right to be paid the amount determined in accordance with Section 4.1 for such Common Shares;

(iii)	each such Dissenting Shareholder’s name shall be removed as the holder of such Common Shares from the register of Common Shares maintained by or on behalf of SGE;

(iv)	such Common Shares shall be cancelled in the register of Common Shares maintained by or on behalf of SGE; and

(v)	FG Québec shall be deemed to be the holder of such Common Shares (free and clear of any Liens) and shall be entered as the holder of such Common Shares in the register of Common Shares maintained by or on behalf of SGE;

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(b)	each Common Share outstanding immediately prior to the Effective Time (excluding the Common Shares held by FG Québec and further excluding the Common Shares held by Dissenting Shareholders deemed to be transferred pursuant to subsection 3.1(a)) shall be and shall be deemed to be transferred (free and clear of all Liens) by the holders thereof to FG Québec and:

(i)	FG Québec, subject to Article 5, shall be obligated to issue and deliver to each such holder the Arrangement Consideration;

(ii)	each such holder shall cease to be the holder of such Common Shares and shall cease to have any rights as a holder of such Common Shares, other than the right, subject to Article 5, to receive (A) the Arrangement Consideration in exchange for such Common Shares in accordance with Section 3.1(b)(i), and (B) any dividends or other distributions payable in respect of the Fundamental Global Shares, in accordance with Section 5.2, and, in each case less any amounts required to be withheld, in accordance with Section 5.6;

(iii)	each such holder’s name shall be removed as the holder of such Common Shares from the register of Common Shares maintained by or on behalf of SGE; and

(iv)	FG Québec shall be deemed to be the holder of such Common Shares (free and clear of any Liens) and shall be entered as the holder of such Common Shares in the register of Common Shares maintained by or on behalf of SGE;

(c)	SGE will file an election with the CRA to cease to be a public corporation for the purposes of the Tax Act;

(d)	SGE and Subco shall amalgamate and continue as one corporate entity (“Amalco”) with the same effect as if they had amalgamated pursuant to section 282 of the BCBCA and if, and to the extent, for any reason, there are any holders of Common Shares other than FG Québec remaining after the prior steps, then all of the Common Shares held by such holders (other than FG Québec) shall be and shall be deemed to be exchanged on the amalgamation (free and clear of any Liens) by the holder thereof for the Arrangement Consideration;

(e)	from and after the Effective Date, at the time of the step contemplated in subsection 3.1(d), the following provisions shall apply to Amalco:

(i)	the authorized share structure of Amalco shall consist of an unlimited number of Amalco Common Shares;

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(ii)	all of the property, rights and interests of Subco and SGE (except any amounts receivable by Subco from SGE or receivable by SGE from Subco) shall become property, rights and interests of Amalco and Amalco will own and hold all such property, rights and interests;

(iii)	Amalco will continue to be liable for all of the liabilities and obligations of SGE and Subco (except any amounts payable by SGE to Subco or by Subco to SGE);

(iv)	any existing cause of action, claim or liability to prosecution will be unaffected;

(v)	any legal proceeding being prosecuted or pending by or against either Subco or SGE may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco;

(vi)	a conviction against, or a ruling, order or judgment in favour of or against either SGE or Subco may be enforced by or against Amalco;

(vii)	the name of Amalco shall be “Strong Global Entertainment, Inc.”;

(viii)	the first directors of Amalco shall be Mark Roberson and Todd Major;

(ix)	the notice of articles of Amalco shall be in the form attached as Schedule A to this Plan of Arrangement; and the articles of Amalco shall be in the form attached as Schedule B to this Plan of Arrangement; and

(f)	upon the amalgamation referred to in subsection 3.1(d) above each Common Share and each Subco Share held by FG Québec shall be exchanged for one Amalco Common Share.

The exchanges, payments and cancellations contemplated by this Section 3.1 shall be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Time or after the Effective Date.

3.2	SGE Convertible Securities

For greater certainty, the exchange of Common Shares for the Arrangement Consideration pursuant to the Arrangement is a change of Common Shares into Fundamental Global Shares for purposes of the 2023 Share Compensation Plan, and pursuant to section 6.3 of the 2023 Share Compensation Plan and agreements governing the SGE Options and SGE RSUs and the terms of the certificates representing the Landmark Warrants and Think Equity Warrants, upon completion of the Arrangement, holders of the SGE Convertible Securities will be entitled to receive, upon exercise or vesting, as the case may be, of an SGE Convertible Security, for the same aggregate consideration, the Arrangement Consideration in lieu of each Common Share such holder otherwise would have been entitled to receive, subject to any restrictions, limitations or subsequent adjustments that apply after the Effective Time pursuant to the 2023 Share Compensation Plan, such option agreements or such certificates representing the Landmark Warrants and Think Equity Warrants, and provided that the value of any SGE Convertible Security immediately after such change shall not exceed the value of such SGE Convertible Security prior thereto.

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Article 4
RIGHTS OF DISSENT

4.1	Rights of Dissent

(a)	Pursuant to the Interim Order, each registered SGE Shareholder may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order or the Final Order, with respect to Common Shares in connection with the Arrangement, provided that the Notice of Dissent contemplated by section 242 of the BCBCA must be received by SGE, c/o Gowling WLG (Canada) LLP, 550 Burrard Street, Suite 2300, Bentall 5 Vancouver, British Columbia V6C 2B5 Attention: Cyndi Laval, by 4:00 p.m. (Vancouver time) on the date that is two Business Days prior to the date of the SGE Meeting or any date to which the SGE Meeting may be postponed or adjourned and provided further that holders who duly exercise such Dissent Rights and who:

(i)	are ultimately entitled to be paid fair value for their Common Shares in respect of which they have exercised Dissent Rights, which fair value shall be the fair value of such Common Shares immediately before the approval of the Arrangement Resolution, shall be paid an amount equal to such fair value by SGE (which shall be funded with funds of SGE not directly or indirectly provided by FG Québec), which fair value shall be determined in accordance with the procedures applicable to the payout value set out in sections 244 and 245 of the BCBCA; and

(ii)	are ultimately not entitled, for any reason, to be paid fair value for their Common Shares in respect of which they have exercised Dissent Rights, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a SGE Shareholder who has not exercised Dissent Rights and shall be entitled to receive only the Arrangement Consideration contemplated in subsection 3.1(b) hereof that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

(b)	In no case shall FG Québec, SGE or any other person be required to recognize holders of Common Shares who exercise Dissent Rights as holders of Common Shares after the time that is immediately prior to the Effective Time, and the names of the Dissenting Shareholders shall be deleted from the central securities register of SGE as holders of Common Shares at the Effective Time.

(c)	In addition to any other restrictions under section 238 of the BCBCA, no holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution shall be entitled to exercise Dissent Rights.

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Article 5
CERTIFICATES and fractional shares

5.1	Exchange of Certificates for Fundamental Global Shares

(a)	At and after the Effective Time and until surrendered for cancellation as contemplated by this Section 5.1, each certificate that immediately prior to the Effective Time represented one or more outstanding Common Shares (other than Common Shares held by Dissenting Shareholders), shall be deemed at all times to represent only the right, subject to this Article 5, to receive (i) a certificate representing the Fundamental Global Shares issuable, in accordance with subsection 3.1(b), and (ii) any dividends or other distributions payable in respect of such Fundamental Global Shares, in accordance with Section 5.2, in each case less any amounts required to be withheld, in accordance with Section 5.6, and any certificate so surrendered shall forthwith be cancelled.

(b)	Prior to the Effective Time, FG Québec shall deposit or cause to be deposited with the Depositary, for the benefit of the persons that were holders of Common Shares immediately prior to the Effective Time (other than Dissenting Shareholders), a certificate or certificates representing that whole number of Fundamental Global Shares issuable in exchange for such Common Shares in accordance with subsection 3.1(b).

(c)	Upon (i) surrender to the Depositary for cancellation of a certificate that immediately prior to the Effective Time represented one or more outstanding Common Shares that were exchanged for Fundamental Global Shares in accordance with subsection 3.1(b), together with a duly completed Letter of Transmittal, such other documents and instruments as would have been required to effect the transfer of the Common Shares formerly represented by such certificate under the terms of such certificate, the BCBCA or the articles of SGE, and such other documents and instruments as the Depositary or FG Québec may reasonably require, or (ii) as may be effected by the Depositary electronically by book entry, the person that was the holder of such Common Shares shall be entitled to receive, and as promptly as practicable after the Effective Time the Depositary shall deliver to such holder, or register by book entry, the certificate or book entry order representing the Fundamental Global Shares issuable in exchange for such Common Shares, in accordance with subsection 3.1(b), less any amount withheld pursuant to Section 5.6.

(d)	In the event of a transfer of ownership of Common Shares prior to the Effective Time that was not registered in the register of Common Shares maintained by or on behalf of SGE, the certificate or certificates representing the number of Fundamental Global Shares issuable in exchange for such Common Shares in accordance with subsection 3.1(b) may be registered in the name of and issued to the transferee if the certificate representing such Common Shares is presented to the Depositary together with all documents and instruments required to be delivered pursuant to subsection 5.1(c) and all documents and instruments required to evidence and effect such transfer.

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5.2	Distributions with Respect to Unsurrendered Certificates

No dividends or other distributions paid, declared or made with respect to Fundamental Global Shares with a record date after the Effective Date shall be paid to the holder of any unsurrendered certificate that immediately prior to the Effective Time represented outstanding Common Shares, unless and until the holder of such certificate shall have complied with the provisions of Section 5.1. Subject to applicable Law, and to the provisions of Section 5.5, at the time such holder shall have complied with the provisions of Section 5.1 (or, in the case of clause (b) below, at the appropriate payment date), there shall be paid to such person, without interest, (a) the amount of dividends or other distributions with a record date after the Effective Date theretofore paid with respect to the Fundamental Global Shares to which such person is entitled pursuant hereto, and (b) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Date but prior to the date of compliance by such person with the provisions of Section 5.1 and a payment date subsequent to the date of such compliance and payable with respect to such Fundamental Global Shares.

5.3	No Fractional Shares

In no event shall any holder of Common Shares be entitled to a fractional Fundamental Global Share. Where the aggregate number of Fundamental Global Shares to be issued to an SGE Shareholder as consideration under or as a result of this Arrangement would result in a fraction of a Fundamental Global Share being issuable, the number of Fundamental Global Shares to be received by such SGE Shareholder shall be rounded down to the nearest whole Fundamental Global Share and no SGE Shareholder will be entitled to any compensation in respect of a fractional Fundamental Global Share.

5.4	Lost Certificates

In the event any certificate that immediately prior to the Effective Time represented one or more outstanding Common Shares that were exchanged pursuant to subsection 3.1(b) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and upon such person otherwise complying with the provisions of Section 5.1, such person shall be entitled to receive, in accordance with the provisions of this Article 5, any certificates representing Fundamental Global Shares to which such person is entitled pursuant to Section 5.1, any dividends or other distributions to which such person is entitled pursuant to Section 5.2, in each case less any amount withheld pursuant to Section 5.6; provided that, as a condition precedent to any such issuance and payment, such person shall have provided a bond satisfactory to FG Québec and the Depositary in such amount as FG Québec or the Depositary may direct, or otherwise indemnify SGE and FG Québec in a manner satisfactory to FG Québec against any claim that may be made against SGE or FG Québec with respect to the certificate alleged to have been lost, stolen or destroyed.

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5.5	Extinction of Rights

Any certificate that immediately prior to the Effective Time represented outstanding Common Shares that were exchanged pursuant to subsection 3.1(b) that is not deposited in the manner required by Section 5.1 on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature, including as a securityholder of Fundamental Global. On such date, the Fundamental Global Shares to which the holder of such certificate would otherwise have been entitled shall be deemed to have been surrendered for no consideration to FG Québec or its successor. None of SGE, FG Québec, or any of their respective successors (including Amalco), or the Depositary will be liable to any person in respect of any Arrangement Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to SGE, FG Québec, or any of their respective successors (including Amalco) or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

5.6	Withholding Rights

SGE, Subco, Amalco, FG Québec, Fundamental Global, and the Depositary will be entitled to deduct or withhold from any consideration, dividend, or other distribution otherwise payable to any SGE Shareholder, former SGE Shareholder, or holder of Fundamental Global Shares, to the extent applicable, under this Plan of Arrangement (including any payment to Dissenting SGE Shareholders) such amounts as SGE, Subco, Amalco, FG Québec, Fundamental Global, or the Depositary determines, acting reasonably, are required or permitted to be deducted or withheld with respect to such payment under Canadian or United States tax Laws or any other applicable Law. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the person in respect of which such deduction or withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Entity. To the extent necessary, such deductions or withholdings may be effected by selling any Fundamental Global Shares to which any such person may otherwise be entitled under the Plan of Arrangement, and any amount remaining following the sale, deduction, or remittance shall be paid to the person entitled thereto as soon as reasonably practicable.

5.7	Interest

Under no circumstances shall interest accrue or be paid by Fundamental Global or the Depositary to persons depositing certificates pursuant to Section 5.1, regardless of any delay in making any payment contemplated by this Article 5 in respect of such Fundamental Global Shares.

5.8	U.S. Securities Law Compliance

Notwithstanding any provision herein to the contrary, SGE and FG Québec agree that the Arrangement will be carried out with the intention that all Arrangement Consideration issued on completion of the Plan of Arrangement to the SGE Shareholders will be registered with the U.S. Securities and Exchange Commission or issued in reliance on an exemption from the registration requirements of the U.S. Securities Act.

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Article 6
AMENDMENTS

6.1	Amendments to Plan of Arrangement

(a)	SGE and FG Québec may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) agreed to in writing by SGE and FG Québec, (iii) filed with the Court and, if made following the SGE Meeting, approved by the Court and (iv) communicated to the SGE Shareholders if and as required by the Court.

(b)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by SGE at any time prior to the SGE Meeting (provided that FG Québec shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and approved at the SGE Meeting in the manner required by the Interim Order, shall become part of this Plan of Arrangement for all purposes.

(c)	Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the SGE Meeting shall be effective only if (i) it is consented to by each of FG Québec and SGE, and (ii) if required by the Court, it is approved by the SGE Shareholders voting in the manner directed by the Court.

(d)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by FG Québec, provided that it concerns a matter that in the opinion of FG Québec, acting reasonably, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any person that, immediately prior to the Effective Time, was a holder of Common Shares.

(e)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

Article 7
FURTHER ASSURANCES and adjustments

7.1	Further Assurances

Notwithstanding that the transactions contemplated in this Plan of Arrangement shall occur and be deemed to occur in the order set out in Section 3.1 and shall become effective without any further act or formality, each of SGE and FG Québec shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

7.2	Encumbrances

Any exchange or transfer of securities pursuant to the Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

7.3	Paramountcy

From and after the Effective Time: (a) the Plan of Arrangement shall take precedence and priority over any and all Fundamental Global Shares issued prior to the Effective Time, (b) the rights and obligations of the SGE Shareholders, SGE, FG Québec, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in the Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Fundamental Global Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in the Plan of Arrangement.

ANNEX A-2 – THE ARRANGEMENT AGREEMENT

[Pursuant to Item 601(b)(2)(ii) of Regulation S-K, certain terms to this Annex have been omitted as they are both not material and of the type that the registrant treats as private or confidential. A copy of unredacted copy of the exhibit will be furnished supplementally to the SEC upon request.]

[Exhibits and schedules to this Annex have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.]

ARRANGEMENT AGREEMENT

BETWEEN:

FG HOLDINGS QUÉBEC INC.

– and –

STRONG GLOBAL ENTERTAINMENT, INC.

– and –

1483530 B.C. LTD.

A-2-2

TABLE OF CONTENTS

Article 1 INTERPRETATION		A-2-4

1.1	Definitions	A-2-4
1.2	Certain Rules of Interpretation	A-2-12
1.3	Schedules	A-2-13

Article 2 THE ARRANGEMENT		A-2-14

2.1	The Arrangement	A-2-14
2.2	Interim Order	A-2-14
2.3	The SGE Circular	A-2-15
2.4	The SGE Meeting	A-2-16
2.5	Final Order	A-2-17
2.6	Court Proceedings and Materials	A-2-17
2.7	Closing	A-2-17
2.8	Payment of Consideration	A-2-18
2.9	Announcement and Shareholder Communications	A-2-18
2.10	Tax Matters	A-2-18
2.11	SGE Convertible Securities	A-2-18

Article 3 REPRESENTATIONS AND WARRANTIES OF SGE		A-2-19

3.1	Representations and Warranties	A-2-19
3.2	Survival of Representations and Warranties	A-2-23

Article 4 REPRESENTATIONS AND WARRANTIES OF FG Québec		A-2-24

4.1	Representations and Warranties of FG Québec	A-2-24
4.2	Survival of Representations and Warranties	A-2-27

Article 5 COVENANTS OF THE PARTIES		A-2-27

5.1	Covenants of SGE	A-2-27
5.2	Covenants of FG Québec	A-2-29
5.3	Mutual Covenants Regarding the Arrangement	A-2-29
5.4	Preparation of Filings	A-2-31
5.5	Access to Information	A-2-31
5.6	Insurance and Indemnification	A-2-31

Article 6 TERM, TERMINATION, AMENDMENT AND WAIVER		A-2-32

6.1	Term	A-2-32
6.2	Termination	A-2-32
6.3	Notice and Cure Provisions	A-2-33
6.4	Effect of Termination	A-2-34
6.5	Amendment	A-2-34
6.6	Waiver	A-2-34

Article 7 CONDITIONS		A-2-34

7.1	Mutual Conditions Precedent	A-2-34
7.2	Additional Conditions Precedent to the Obligations of FG Québec	A-2-35
7.3	Additional Conditions Precedent to the Obligations of SGE	A-2-36
7.4	Satisfaction of Conditions	A-2-36

Article 8 GENERAL PROVISIONS		A-2-37

8.1	Privacy	A-2-37
8.2	Public Notices	A-2-37
8.3	Notices to Parties	A-2-37
8.4	Governing Law	A-2-38
8.5	Further Assurances	A-2-38
8.6	Expenses	A-2-38
8.7	Injunctive Relief	A-2-38
8.8	Entire Agreement	A-2-39
8.9	Assignment and Enurement	A-2-39
8.10	No Liability	A-2-39
8.11	Severability	A-2-39
8.12	Waiver	A-2-39
8.13	No Third Party Beneficiaries	A-2-40
8.14	Rules of Construction	A-2-40
8.15	Counterparts; Execution	A-2-40

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ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT is made as of May 30, 2024.

BETWEEN:

FG HOLDINGS QUÉBEC INC., a corporation existing under the laws of the Province of Québec

(“FG Québec”)

- and -

STRONG GLOBAL ENTERTAINMENT, INC., a company existing under the laws of the Province of British Columbia

(“SGE”)

- and -

1483530 B.C. LTD., a company existing under the laws of the Province of British Columbia

(“Subco”)

WHEREAS:

A.	FG Québec currently owns, inter alia, 6,000,000 Class A Common voting shares in the authorized capital of SGE (“Common Shares”), representing approximately 76% of the issued and outstanding Common Shares.

B.	FG Québec wishes to acquire all of the issued and outstanding Common Shares not already owned by FG Québec pursuant to a plan of arrangement under the provisions of the BCBCA (as herein defined.

C.	The Special Committee (as herein defined) has unanimously determined that the Arrangement is fair to the SGE Shareholders (has herein defined) and is in the best interests of SGE and unanimously determined to recommend approval of the Arrangement to the Board (has herein defined) and that the Board recommend that the SGE Shareholders vote in favour of the Arrangement Resolution (has herein defined).

D.	The Board has determined, after receiving the recommendation of the Special Committee and after receiving financial advice and following the receipt and review of the Fairness Opinion (as herein defined), that the Consideration (as defined herein) to be received by SGE Shareholders pursuant to the Arrangement (as defined herein) is fair from a financial point of view and that the Arrangement is in the best interests of SGE, and the Board has resolved to recommend that the SGE Shareholders vote in favour of the Arrangement, all subject to the terms and the conditions contained in this Agreement.

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NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

Article 1
INTERPRETATION

1.1	Definitions

In this Agreement, the following words, terms and expressions (and all grammatical variations thereof) shall have the following meanings:

(a)	“2023 Share Compensation Plan” means the share compensation plan adopted by SGE which contemplates, among other things, the issuance of the SGE RSUs and SGE Options.

(b)	“affiliate” has the meaning specified in the BCBCA;

(c)	“Agreement” “this Agreement”, “the Agreement”, “hereof”, “herein”, “hereto”, “hereby”, “hereunder” and similar expressions mean this arrangement agreement, including all schedules and exhibits and all instruments supplementing, amending, modifying, restating or otherwise confirming this Agreement, in each case in accordance with the terms hereof, and all references to “Articles”, “Sections”, “Schedules” and “Exhibits” mean and refer to the specified article, section, schedule or exhibit of this Agreement;

(d)	“Arrangement” means the arrangement involving SGE, Subco and FG Québec under the provisions of Part 9, Division 5 of the BCBCA, on the terms and subject to the conditions set forth in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this Agreement or the Plan of Arrangement or at the direction of the Court in the Final Order provided such amendment or variation is acceptable to both SGE and FG Québec, each acting reasonably;

(e)	“Arrangement Resolution” means the special resolution of the SGE Shareholders to be considered and, if thought fit, passed by the SGE Shareholders by the Required Vote at the SGE Meeting, to be in substantially the form and content of Schedule “B” hereto, with such changes as may be agreed to by SGE and FG Québec, each acting reasonably;

(f)	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

(g)	“Board” means the board of directors of SGE;

(h)	“business day” means any day on which commercial banks are generally open for business in the City of Vancouver, British Columbia and the City of Montreal, Québec, other than a Saturday, a Sunday or a day observed as a statutory holiday in the City of Vancouver, British Columbia or the City of Montreal, Québec;

(i)	“CIBC” means the Canadian Imperial Bank of Canada;

(j)	“Class B Shares” means Class B common stock in the authorized share structure of SGE, which SGE is authorized to issue as presently constituted;

(k)	“Closing” has the meaning ascribed to it in Section 2.8;

(l)	“Closing Date” means the date on which Closing occurs;

(m)	“Code” means the United States Internal Revenue Code of 1986, as amended;

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(n)	“commercially reasonable efforts” or “reasonable commercial efforts” with respect to any Party means the use by such Party of its reasonable efforts consistent with reasonable commercial practice without payment or incurrence of any material liability or obligation;

(o)	“Common Shares” means the Class A Common Voting shares without par value in the authorized share structure of SGE, which SGE is authorized to issue as presently constituted;

(p)	“Consideration” means the consideration to be received by the SGE Shareholders pursuant to the Plan of Arrangement as consideration for their Common Shares consisting of 1.5 of a Fundamental Global Share for each one Common Share held;

(q)	“Continuation” means the filing of a continuation application referred to in section 302(1)(a) of the BCBCA by FG Québec to be continued into British Columbia under the BCBCA;

(r)	“Conversion” means the filing of a Notice of Alteration by FG Québec (after the Continuation) giving effect to the change of FG Québec to an unlimited liability company and the change of its name to FG Holdings Québec ULC pursuant to section 51.31 of the BCBCA;

(s)	“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding or other right or obligation (written or oral) and any amendment thereto;

(t)	“Court” means the Supreme Court of British Columbia;

(u)	“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchange certificates representing Common Shares for the Share Arrangement in connection with the Arrangement;

(v)	“Dissent Rights” means the rights of dissent exercisable by the SGE Shareholders in respect of the Arrangement described in the Plan of Arrangement;

(w)	“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system;

(x)	“Effective Date” means the date upon which the Arrangement becomes effective as provided in the Plan of Arrangement;

(y)	“Effective Time” has the meaning specified in the Plan of Arrangement;

(z)	“Fairness Opinion” means the written opinion of the Financial Advisor, delivered to the Board to the effect that as of the date of such opinion, subject to the assumptions and limitations set out therein, the Consideration to be received by the SGE Shareholder under the Arrangement is fair, from a financial point of view, to the SGE Shareholders;

(aa)	“FG Québec” means, prior to the Continuation, FG Holdings Québec Inc., a corporation governed by the laws of the Province of Québec, after the Continuation and prior to the Conversion, FG Holdings Québec Inc., a company governed by the laws of the Province of British Columbia, and after the Conversion, FG Holdings Québec ULC, an unlimited liability company governed by the laws of the Province of British Columbia, as the context so requires;

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(bb)	“FG Québec Credit Facility” means the certain amended and restated credit agreement dated January 13, 2024 (as may be amended from time to time), by and among FG Québec, as borrower, CIBC, as lender;

(cc)	“Final Order” means the final order of the Court under Section 291 of the BCBCA, in a form acceptable to SGE and FG Québec, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both SGE and FG Québec, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both SGE and FG Québec, each acting reasonably) on appeal;

(dd)	“Financial Advisor” means Intrinsic, LLC, financial advisor to the Board;

(ee)	“Fundamental Global” means Fundamental Global Inc., a Nevada corporation;

(ff)	“Fundamental Global 2021 Equity Incentive Plan” means Fundamental Global’s equity incentive plan dated December 15, 2021;

(gg)	“Fundamental Global Financial Statements” has the meaning specified in Section 4.1(e);

(hh)	“Fundamental Global Material Adverse Effect” means any change, effect, event, circumstance, fact or occurrence that individually or in the aggregate with other such changes, effects, events, circumstances, facts or occurrences (a) is, or would reasonably be expected to be, material and adverse to the business, affairs, results of operations, assets, properties, capital, condition (financial or otherwise), rights, liabilities, or obligations (whether absolute, accrued, conditional or otherwise) of Fundamental Global and its subsidiaries, taken as a whole, or (b) materially impairs or delays, or could reasonably be expected to materially impair to delay, the consummation of the Arrangement or the ability of Fundamental Global to perform its obligations hereunder other than any change, effect, event, circumstance, fact or occurrence resulting from (i) changes in general economic or political conditions or securities, credit, financial, banking, commodity or currency markets in general, including in Canada or the United States, (ii) changes affecting the industries in which Fundamental Global operates, (iii) any natural disaster or the commencement or continuation of any war, armed hostilities or acts of terrorism, (iv) any change in applicable Law or U.S. GAAP, in each case first proposed after the date hereof, or (v) any decrease in the trading price or any decline in the trading volume of Fundamental Global Shares (it being understood that the causes underlying such change in trading price or trading volume (other than those in clauses (i) to (iv) above) may be taken into account in determining whether a Fundamental Global Material Adverse Effect has occurred); unless such fact, circumstance, change, effect, matter, action, condition, event or occurrence referred to in clauses (i), (ii), (iii) or (iv) has a materially disproportionate and adverse effect on Fundamental Global and its subsidiaries, taken as a whole, compared to other persons of similar size operating in the industry in which Fundamental Global and its subsidiaries, taken as a whole, operate;

(ii)	“Fundamental Global Options” means common stock options issued under the FG Québec 2021 Equity Incentive Plan;

(jj)	“Fundamental Global Preferred Shares” means Series A cumulative preferred stock in the capital of Fundamental Global, which Fundamental Global is authorized to issue as presently constituted;

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(kk)	“Fundamental Global Public Disclosure Record” means all documents filed by or on behalf of Fundamental Global with the SEC after December 31, 2022, and prior to the date of this Agreement;

(ll)	“Fundamental Global Restricted Share” means restricted stock units issued under the 2021 Equity Incentive Plan;

(mm)	“Fundamental Global RSUs” means restricted stock units issued under the Fundamental Global 2021 Equity Incentive Plan;

(nn)	“Fundamental Global Shares” means the common stock, par value $0.001 per share, of Fundamental Global, which Fundamental Global is authorized to issue as presently constituted;

(oo)	“Governmental Entity” means (a) any multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, ministry, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau or agency, domestic or foreign, (b) any subdivision, agent or authority of any of the foregoing or (c) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization (including the NYSE America or other applicable stock exchange), exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(pp)	“Indebtedness” means, with respect to any person, without duplication, (a) indebtedness of such person for borrowed money, secured or unsecured, (b) every obligation of such person evidenced by bonds, debentures, notes or other similar instruments, (c) every obligation of such person under purchase money mortgages, conditional sale agreements or other similar instruments relating to purchased property or assets, (d) every capitalized lease obligation of such person, (e) every obligation of such person under interest rate cap, swap, collar or similar transactions, commodity price hedging transactions or currency hedging transactions (valued at the termination value thereof), (f) amounts owing by such person as deferred purchase price for property or services, including all seller notes and “earn out” payments, whether material or not, which, for greater certainty, shall not include accounts payable related to expenses incurred in the ordinary course of business and shall include accounts payable related to capital expenditures in excess of $50,000, (g) with respect to any obligation of the type referred to above, all accrued and unpaid interest, premiums, penalties, breakage costs, unwind costs, fees, termination costs, redemption costs, expenses and other charges with respect to any thereof, and (h) every obligation of the type referred to above of any other person, the payment of which such person has guaranteed or for which such person is otherwise responsible or liable;

(qq)	“Intellectual Property” means any inventions, patent applications, patents, trade-marks (both registered and unregistered) and applications for trademark registrations, trade names, copyrights (both registered and unregistered), trade secrets, databases, know-how, URLs, websites, algorithms, designs, inventions (whether or not patentable and whether or not reduced to practice), slogans, logos and all other and proprietary information or technology;

(rr)	“Interim Order” means the interim order of the Court to be issued following the application therefor contemplated by Section 2.2, in a form acceptable to SGE and FG Québec, each acting reasonably, providing for, among other things, the calling and holding of the SGE Meeting, as such order may be amended, supplemented or varied by the Court (with the consent of both SGE and FG Québec, each acting reasonably);

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(ss)	“Landmark Warrant” means the share purchase warrant granted by SGE to Landmark Studio Group LLC to purchase up to an aggregate of 150,000 Common Shares;

(tt)	“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term “applicable” with respect to such Laws and in a context that refers to one or more Parties, means such Laws as are applicable to such Party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the Party or Parties or its or their business, undertaking, property or securities;

(uu)	“Legal Actions” has the meaning specified in Section 3.1(i);

(vv)	“Liens” means any hypothecations, mortgages, liens, charges, security interests, pledges, claims, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing, but excluding (i) security interests, liens, charges or other encumbrances or imperfections in title arising in the ordinary course of business or by operation of Law, (ii) security interests, liens, charges or other encumbrances arising under sales contracts with title retention provisions or equipment leases with third parties entered into in the ordinary course of business and (iii) security interests, liens, charges or other encumbrances for Taxes or charges from a Governmental Entity which are not due and payable or which thereafter may be paid without penalty;

(ww)	“Pandemic Response Law” means the Consolidated Appropriations Act, 2021, or applicable rules and regulations promulgated thereunder, as amended from time to time, the American Rescue Plan Act of 2021, Pub. L. 117-2 (117th Cong.) (Mar. 11, 2021), the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116–136 (116th Cong.) (Mar. 27, 2020), the Families First Coronavirus Response Act, Pub. L. No. 116-127 (116th Cong.) (Mar. 18, 2020), and any other similar, future, or additional U.S. federal, state, local, or non-U.S. Law, or administrative guidance that addresses or is intended to benefit taxpayers in response to the COVID-19 pandemic and associated economic downturn.

(xx)	“Parties” means, collectively, SGE and FG Québec, and “Party” means SGE or FG Québec;

(yy)	“Permit” means any license, permit, certificate, franchise, consent, order, grant, easement, covenant, approval, classification, registration or other authorization of or from any Governmental Entity;

(zz)	“person” includes an individual, limited or general partnership, limited liability company, limited liability partnership, trust, joint venture, association, body corporate, unincorporated organization, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

(aaa)	“Plan of Arrangement” means the plan of arrangement substantially in the form of Schedule “A” hereto and any amendments or variations thereto made in accordance with the provisions of this Agreement, the applicable provisions of the Plan of Arrangement or at the direction of the Court in the Final Order with the consent of SGE and FG Québec, each acting reasonably;

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(bbb)	“Post-Signing Return” has the meaning specified in Section 5.1(d);

(ccc)	“Regulatory Approvals” means (i) those sanctions, rulings, consents, waivers, orders, exemptions, permits and other approvals of any Governmental Entity, and the lapse (without objection), exemption or waiver of a prescribed time under any Law that states that a transaction may not be implemented until after a prescribed time lapses following the giving of notice or supply of information or documents, set forth in Schedule “C”, and (ii) such other sanctions, rulings, consents, waivers, orders, exemptions, permits and other approvals of any Governmental Entity, and the lapse (without objection), exemption or waiver of any prescribed time under any Law that states that a transaction may not be implemented until after a prescribed time lapses following the giving of notice or supply of information or documents, required to consummate the Plan of Arrangement, except, in the case of (ii) only, for those sanctions, rulings, consents, waivers, orders, exemptions, permits and other approvals, the failure to obtain which, individually or in the aggregate, would not reasonably be expected to result in a SGE Material Adverse Effect or a FG Québec Material Adverse Effect;

(ddd)	“Representatives” of a person, means the directors, officers, employees, advisors, agents or other representatives or persons acting on behalf of such person (including lawyers, accountants and financial and other professional advisors);

(eee)	“Required Vote” has the meaning specified in Section 2.2(b)(iii);

(fff)	“Returns” means all reports, forms, filings, elections, designations, notices, schedules, statements, estimates, declarations of estimated tax, information statements, returns, and other documents (whether in tangible, electronic or other form), and including any amendments, schedules, attachments, supplements, appendices and exhibits relating to, or required to be filed with a Governmental Entity or prepared with respect to, Taxes;

(ggg)	“SEC” means the United States Securities and Exchange Commission;

(hhh)	“SGE” means Strong Global Entertainment, Inc.;

(iii)	“SGE Circular” means the notice of the SGE Meeting and the accompanying proxy statement, including all schedules, appendices and exhibits thereto, to be sent to the SGE Shareholders in connection with the SGE Meeting, as amended or supplemented in accordance with the terms of this Agreement;

(jjj)	“SGE Convertible Securities” means, collectively, the SGE RSUs, SGE Options, Landmark Warrants and Think Equity Warrants;

(kkk)	“SGE Credit Facility” means the certain credit agreement, dated as of January 19, 2024 (as may be amended from time to time), by and among SGE, as borrower, CIBC, as lender, and FG Québec Inc., Strong/MDI Screen Systems, Inc. and Strong Technical Services, Inc., as guarantors;

(lll)	“SGE Employees” means all employees of SGE and its subsidiaries;

(mmm)	“SGE Financial Statements” has the meaning specified in Section 3.1(f);

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(nnn)	“SGE Material Adverse Effect” means any change, effect, event, circumstance, fact or occurrence that individually or in the aggregate with other such changes, effects, events, circumstances, facts or occurrences (a) is, or would reasonably be expected to be, material and adverse to the business, affairs, results of operations, assets, properties, capital, condition (financial or otherwise), rights, liabilities, or obligations (whether absolute, accrued, conditional or otherwise) of SGE and its subsidiaries, taken as a whole, or (b) materially impairs or delays, or could reasonably be expected to materially impair to delay, the consummation of the Arrangement or the ability of SGE to perform its obligations hereunder, other than any change, effect, event, circumstance, fact or occurrence resulting from (i) changes in general economic or political conditions or securities, credit, financial, banking, commodity or currency markets in general, including in Canada or the United States, (ii) changes affecting the industry SGE operates in generally, (iii) any natural disaster or the commencement or continuation of any war, armed hostilities or acts of terrorism, or (iv) any change in applicable Law or U.S. GAAP, in each case first proposed after the date hereof; unless such fact, circumstance, change, effect, matter, action, condition, event or occurrence referred to in clauses (i), (ii), (iii) or (iv) has a materially disproportionate and adverse effect on SGE and its subsidiaries, taken as a whole, compared to other persons of similar size operating in the industry in which SGE and its subsidiaries, taken as a whole, operate;

(ooo)	“SGE Material Contract” means:

(A)	any Contract that is in effect and was not entered into in the ordinary course of business of SGE or any of its subsidiaries, whether written, oral, expressed or implied, under which SGE or any of its subsidiaries is obliged to make payments on an annual basis in excess of $100,000 in the aggregate;

(B)	any lease of real property by SGE or any of its subsidiaries, as tenant, with third parties providing for annual rentals of $100,000 or more;

(C)	any Contract entered into in the ordinary course of business of SGE (including one of indemnification, guarantee or other like commitment or obligation to any person other than SGE or a wholly-owned subsidiary of SGE) under which SGE or any of its subsidiaries is obliged to make payments on an annual basis in excess of $200,000 in the aggregate;

(D)	any partnership, limited liability company agreement, shareholder agreement, joint venture, alliance agreement or other similar agreement or arrangement relating to the formation, creation, operation, management, business or control of any person, partnership or joint venture that is not a wholly-owned subsidiary of SGE (other than any such agreement or arrangement relating to the operation or business of a property in the ordinary course and which is not material with respect to such property);

(E)	any Contract (other than with or among wholly-owned subsidiaries) under which Indebtedness in excess of $200,000 is outstanding or may be incurred or pursuant to which any property or asset of SGE or any of its subsidiaries is mortgaged, pledged or otherwise subject to a Lien, or any Contract restricting the incurrence of Indebtedness by SGE or any subsidiary or the incurrence of Liens on securities of subsidiaries or restricting the payment of dividends;

(F)	Contracts entered into by SGE or any of its subsidiaries relating to any outstanding commitment for capital expenditures in excess of $200,000 in the aggregate;

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(G)	any Contract that purports to limit the right of SGE or any of its subsidiaries or affiliates to, in any material respect (i) engage in any line of business, or (ii) compete with any person or operate in any location;

(H)	any Contract entered into in the past 12 months or in respect of which the applicable transaction has not yet been consummated for the acquisition or disposition, directly or indirectly (by amalgamation, merger or otherwise), of assets or capital stock or other equity interests of another person, in each case other than in the ordinary course of business;

(I)	any standstill or similar Contract currently restricting the ability of SGE or any of its subsidiaries to offer to purchase or purchase the assets or equity securities of another person;

(J)	any agreement to license material Intellectual Property rights to or from the business; and

(K)	any Contract entered into with a SGE Employee or any other service provider of SGE or any of its subsidiaries that provides for severance, change-in-control, transaction bonus or other similar payments;

(ppp)	“SGE Meeting” means the annual and special meeting of the SGE Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with this Agreement and the Interim Order for the purpose of considering and, if thought fit, approving, the Arrangement Resolution;

(qqq)	“SGE Options” means options granted under the 2023 SGE Share Compensation Plan to purchase Common Shares;

(rrr)	“SGE Public Disclosure Record” means all documents filed by or on behalf of SGE with the SEC after May 1, 2023, and prior to the date of this Agreement;

(sss)	“SGE RSUs” means restricted share units issued under the 2023 Share Compensation Plan;

(ttt)	“SGE Shareholders” means the holders of the Common Shares;

(uuu)	“Securities Authorities” means the SEC or securities authority of any U.S. state;

(vvv)	“Securities Laws” means the U.S. Exchange Act of 1934, as amended, the U.S. Securities Act of 1933, as amended, and all other applicable United States federal and state securities Laws;

(www)	“SPAC Transaction” means the transaction between SGE and FG Acquisition Corp. pursuant to which FG Acquisition Corp. will acquire 100% of Strong/MDI Screen Systems Inc., as disclosed by SGE in its May 3, 2024 press release;

(xxx)	“Special Committee” means the special committee of independent directors established by the Board in connection with the transactions contemplated by this Agreement;

(yyy)	“Subco” means 1483530 B.C. Ltd.;

(zzz)	“Subco Shares” means the Common shares without par value in the authorized share structure of Subco, which Subco is authorized to issue as presently constituted;

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(aaaa)	“subsidiary” means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to a subsidiary;

(bbbb)	“Tax Act” means the Income Tax Act (Canada);

(cccc)	“Taxes” means (A) any and all domestic and foreign (including United States) federal, state, provincial, municipal and local taxes, assessments and other governmental charges, duties, impositions, levies, withholdings, fees, premiums and liabilities imposed by any Governmental Entity, including Canada Pension Plan and provincial pension plan contributions, instalments, unemployment insurance contributions and employment insurance contributions, worker’s compensation and deductions at source, including taxes based on or measured by gross receipts, income, profits, sales, capital, use, severance, and occupation, and including goods and services, value added, ad valorem, transfer, franchise, withholding, customs, payroll, commitments to spend funds in a specific manner, recapture, employment, business license, excise and property duties and taxes, together with all interest, penalties, fines, and (B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a “transferee” (within the meaning of Section 160 of the Tax Act, the Code or any other similar applicable Law) or successor of another entity or a member of a related, non-arm’s length, affiliated, consolidated, unitary or combined group;

(dddd)	“Think Equity Warrants” means the share purchase warrants granted by SGE to Think Equity to purchase up to an aggregate of 50,000 Common Shares;

(eeee)	“third party” means any person other than SGE or FG Québec or any of their Representatives, or any of their respective affiliates and their affiliates’ respective Representatives;

(ffff)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934;

(gggg)	“U.S. GAAP” means United States generally accepted accounting principles;

(hhhh)	“U.S. Securities Act” means the United States Securities Act of 1933; and

(iiii)	“U.S. Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

1.2	Certain Rules of Interpretation

In this Agreement:

(a)	Time. Time is of the essence in and of this Agreement.

(b)	Calculation of Time. Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends. Where the last day of any such time period is not a business day, such time period shall be extended to the next business day following the day on which it would otherwise end.

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(c)	Business Days. Whenever any action to be taken or payment to be made pursuant to this Agreement would otherwise be required to be made on a day that is not a business day, such action shall be taken or such payment shall be made on the first business day following such day.

(d)	Currency. Unless otherwise specified, all references to amounts of money in this Agreement refer to the lawful currency of Canada.

(e)	Headings. The descriptive headings preceding Articles and Sections of this Agreement are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections. The division of this Agreement into Articles and Sections and the insertion of a table of contents shall not affect the interpretation of this Agreement.

(f)	Including. Where the word “including” or “includes” is used in this Agreement, it means “including without limitation” or “includes without limitation”.

(g)	Plurals and Genders. The use of words in the singular or plural, or referring to a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such persons or circumstances as the context otherwise permits.

(h)	Statutory References. Any reference to a statute shall mean the statute in force as at the date of this Agreement (together with all regulations, rules and published policies promulgated thereunder), as the same may be amended, re-enacted, consolidated or replaced from time to time, and any successor statute thereto, unless otherwise expressly provided.

(i)	Ordinary Course. Any reference to an action taken by a person in the ordinary course means that such action is consistent with past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person; provided that in any event such action is not unreasonable or unusual.

(j)	Knowledge. Any reference to “the knowledge of SGE” means the actual knowledge, in their capacity as a director and/or officer of SGE and its subsidiaries and not in their personal capacities, of Mark Roberson, Chief Executive Officer of SGE, and Todd Major, Chief Financial Officer of SGE, after reasonable inquiry, and references to “to the knowledge of FG Québec” means the actual knowledge, in their capacity as directors and/or officers of FG Québec, and not in their personal capacities, of Mark Roberson, the President of FG Québec, and Todd Major, the Treasurer of FG Québec, after reasonable inquiry.

(k)	Accounting Matters. Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature required to be made shall be made in a manner consistent with U.S. GAAP.

1.3	Schedules

The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:

Schedule “A”	-	Plan of Arrangement
Schedule “B”	-	Arrangement Resolution
Schedule “C”	-	Regulatory Approvals

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Article 2
THE ARRANGEMENT

2.1	The Arrangement

The Arrangement will be implemented in accordance with, and subject to the terms and conditions contained in, this Agreement and the Plan of Arrangement.

2.2	Interim Order

(a)	Subject to the terms of this Agreement, as soon as reasonably practicable following the date of this Agreement, SGE shall prepare and file an application to the Court, pursuant to Section 291 of the BCBCA, for the Interim Order in a manner and form reasonably acceptable to FG Québec, and thereafter diligently seek the Interim Order in such form.

(b)	The notice of motion for the application referred to in Section 2.2(a) shall request that the Interim Order provide, among other things:

(i)	for the class of persons to whom notice is to be provided in respect of the Arrangement and the SGE Meeting and for the manner in which such notice is to be provided;

(ii)	for confirmation of the record date for the SGE Meeting;

(iii)	for the calling and holding of the SGE Meeting for the purpose of considering the Arrangement Resolution;

(iv)	that the requisite approval for the Arrangement Resolution shall be the affirmative vote of not less than 66 2/3 of the votes cast on the Arrangement Resolution by the SGE Shareholders, voting together as a single class, present in person or represented by proxy at the SGE Meeting (the “Required Vote”);

(v)	that in all other respects the terms, restrictions and conditions of the articles of SGE, including quorum requirements, shall apply in respect of the SGE Meeting;

(vi)	for the grant of the Dissent Rights to the SGE Shareholders who are registered SGE Shareholders;

(vii)	for the notice requirements with respect to the hearing of the application to the Court for the Final Order;

(viii)	that the SGE Meeting may be adjourned or postponed from time to time by SGE in accordance with the terms of this Agreement without the need for additional approval of the Court;

(ix)	that the record date for SGE Shareholders entitled to notice of and to vote at the SGE Meeting will not change in respect of any adjournment(s) or postponement(s) of the SGE Meeting; and

(x)	for such other matters FG Québec may reasonably require, subject to the consent of SGE, such consent not to be unreasonably withheld, delayed or conditional.

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2.3	The SGE Circular

(a)	As promptly and as reasonably practicable after the execution and delivery of this Agreement, SGE shall prepare, in consultation with FG Québec, the SGE Circular together with any other documents required by applicable Laws in connection with the SGE Meeting. SGE shall provide FG Québec and its Representatives with a reasonable opportunity to review and comment on the SGE Circular and such other documents, including by providing on a timely basis a description of any information required to be supplied by FG Québec for inclusion in the SGE Circular prior to its mailing to the SGE Shareholders and filing in accordance with the Interim Order and applicable Laws, and will give reasonable consideration to all comments made by FG Québec and its Representatives, provided that all information relating to FG Québec or the Fundamental Global Shares included in the SGE Circular shall be in form and content satisfactory to FG Québec.

(b)	FG Québec will, in a timely manner, furnish SGE with all such information regarding FG Québec and its affiliates as is reasonably requested by SGE or otherwise required to be included in the SGE Circular by the Interim Order. FG Québec shall also use commercially reasonable efforts to obtain any necessary consents from any of its auditors, qualified persons and any other advisors to the use of any financial, technical or other expert information required to be included in the SGE Circular and to the identification in the SGE Circular of each such advisor.

(c)	As promptly as reasonably practicable after the issuance of the Interim Order, SGE will cause the SGE Circular and such other documents to be sent to the SGE Shareholders and filed with the appropriate Securities Authorities, in each case as required by applicable Laws and the Interim Order. The SGE Circular shall include (i) that the Board has received the Fairness Opinion, (ii) the general terms of the Fairness Opinion, (iii) the approval of the Board of the Arrangement, (iv) the determination by the Board that, after reviewing financial and legal advice, that the Arrangement is fair to the SGE Shareholders and is in the best interests of SGE, (v) the recommendation of the Board that the SGE Shareholders vote in favour of the Arrangement Resolution, unless such approval or recommendation has been withdrawn, modified or amended in accordance with the terms of this Agreement, and (vi) copy of the Fairness Opinion.

(d)	SGE shall ensure that the SGE Circular complies in all material respects with the Interim Order and all applicable Laws and, without limiting the generality of the foregoing, that the SGE Circular does not, at the time of mailing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or that is necessary to make the statements contained therein not misleading in light of the circumstances under which they are made (other than with respect to any information relating to FG Québec, Fundamental Global or their respective affiliates, including the Fundamental Global Shares to be issued under the Arrangement, or provided by FG Québec). FG Québec shall provide information relating to it, its affiliates and the Fundamental Global Shares for inclusion in the SGE Circular and will ensure such information does not contain any untrue statement of a material fact or omit a fact that is necessary to make the statements contained therein not misleading in light of the circumstances under which they are made.

(e)	Each of the Parties shall promptly notify the other if at any time before the Effective Time it becomes aware that the SGE Circular contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or that is necessary to make the statements contained therein not misleading in light of the circumstances under which they are made, or that otherwise requires an amendment or supplement to the SGE Circular, and the Parties shall cooperate in the preparation of any such amendment or supplement and, if required by applicable Law or by the Court, SGE will cause the same to be distributed or otherwise disseminated to the SGE Shareholders and/or filed with the applicable Securities Authorities.

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(f)	SGE will promptly inform FG Québec of any requests or comments made by Securities Authorities in connection with the SGE Circular.

2.4	The SGE Meeting

Subject to the terms of this Agreement and receipt of the Interim Order:

(a)	In accordance with the Interim Order and applicable Laws, as soon as reasonably practicable after the date of this Agreement, SGE shall convene and hold the SGE Meeting for the purpose of considering the Arrangement Resolution.

(b)	Except (i) as required by applicable Laws, (ii) for purposes of obtaining a quorum or (iii) by valid SGE Shareholder action, SGE shall not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the SGE Meeting without the prior written consent of FG Québec.

(c)	SGE shall use its reasonable best efforts to solicit from the SGE Shareholders proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any SGE Shareholder that is inconsistent with the Arrangement Resolution.

(d)	SGE shall, upon request from time to time by FG Québec, deliver to FG Québec: (i) basic lists of all registered SGE Shareholders and other security holders of SGE, showing the name and address of each holder and the number of Common Shares or other securities of SGE held by each such holder, all as shown on the records of SGE as of a date that is not more than five business days prior to the date of delivery of such list, (ii) to the extent in the possession of, or could reasonably be obtained by SGE, a list of participants in book-based clearing systems, nominees of registered SGE Shareholders or other securities of SGE and non-registered beneficial owners of Common Shares and securities positions and (iii) from time to time, at the request of FG Québec, updated or supplemental lists setting out any changes from the list(s) referred to in clause (i) of this Section 2.5(d).

(e)	SGE shall advise FG Québec as FG Québec may reasonably request the aggregate tally of the proxies received by SGE in respect of the Arrangement Resolution.

(f)	SGE shall promptly advise FG Québec of any Dissent Rights exercised or purported to have been exercised by any SGE Shareholder received by SGE in relation to the Arrangement Resolution and any withdrawal of Dissent Rights received by SGE and, subject to applicable Laws, any written communications sent by or on behalf of SGE to any SGE Shareholder exercising or purporting to exercise Dissent Rights in relation to, or otherwise intending to oppose (other than through the voting of Common Shares) the Arrangement Resolution.

(g)	SGE shall not make any payment or settlement offer, or agree to any payment or settlement, prior to the Effective Time with respect to Dissent Rights without the prior written consent of FG Québec.

(h)	SGE will give notice to FG Québec of the SGE Meeting and allow FG Québec’s Representatives and legal counsel to attend the SGE Meeting.

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2.5	Final Order

If (a) the Interim Order is obtained, (b) the Arrangement Resolution is passed at the SGE Meeting by SGE Shareholders as provided for in the Interim Order and as required by applicable Law, and (c) the Regulatory Approvals are obtained, subject to the terms of this Agreement, SGE shall as soon as reasonably practicable but in any event not less than three (3) business days thereafter submit the Arrangement to the Court, pursuant to Section 291 of the BCBCA, for the Final Order and thereafter diligently pursue an application for the Final Order.

2.6	Court Proceedings and Materials

(a)	Subject to the terms of this Agreement, FG Québec will cooperate with, assist and consent to SGE seeking the Interim Order and the Final Order, including by providing SGE on a timely basis any information required to be supplied by FG Québec in connection therewith. SGE will provide FG Québec and its legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information required to be supplied by FG Québec for inclusion in such material, prior to the service and filing of that material, and SGE will give reasonable consideration to all comments made by FG Québec and its Representatives. SGE will ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. SGE will also provide legal counsel to FG Québec on a timely basis with copies of any notices and evidence served on SGE or its legal counsel in respect of the applications for the Interim Order, the Final Order or any other proceeding related to this Agreement, the Arrangement or the Arrangement or any appeal therefrom and of any written notice received by SGE indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order.

(b)	Subject to applicable Law, SGE will not file any material with the Court in connection with this Agreement, the Arrangement or any appeal therefrom or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated hereby or with FG Québec’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that nothing herein shall require FG Québec to agree or consent to any increased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases FG Québec’s obligations set forth in this Agreement.

2.7	Closing

The completion of the Arrangement (the “Closing”) shall occur on the Effective Date, which shall be the second business day after the satisfaction or waiver (subject to applicable Laws) of the conditions set forth in Article 7 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the Effective Date), and unless another date is agreed to in writing by the Parties, the Parties shall implement the Plan of Arrangement at the Effective Time, and the Arrangement will, from and after the Effective Time, be fully effective in accordance with its terms and will have all of the effects provided by applicable Laws, including the BCBCA. The Arrangement shall become effective on the Effective Date and the steps to be carried out pursuant to the Arrangement shall become effective on the Effective Date in the order set forth in the Plan of Arrangement. The Closing will take place electronically on the Effective Date, or such other place or time as agreed upon by the Parties.

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2.8	Payment of Consideration

FG Québec will, following receipt of the Final Order and prior to Closing, deposit in escrow with the Depositary sufficient Fundamental Global Shares to satisfy the consideration to be paid pursuant to the Arrangement to the SGE Shareholders.

2.9	Announcement and Shareholder Communications

Prior to any public disclosure of this Agreement or transactions contemplated by this Agreement, or filing materials with the SEC, any court, or applicable stock exchange relating thereto, SGE shall consult with Fundamental Global and shall provide Fundamental Global with a reasonable opportunity to review and comment on all such written statements and materials prior to the release thereof. Fundamental Global shall be a third-party beneficiary of this Agreement. The obligations in this Section 2.10 shall be subject to each party’s overriding obligation to make any disclosure or filing required under applicable Laws or stock exchange rules or listing agreement, and the party making such disclosure shall use reasonable best efforts to give prior oral or written notice to the other party and reasonable opportunity to review or comment on the disclosure or filing, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing.

2.10	Tax Matters

FG Québec, the Depositary and SGE shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any person under this Agreement and from all dividends (including deemed dividends), interest, or other amounts payable to any SGE Shareholder, former SGE Shareholder or the holder or former holder of any SGE Convertible Securities, including any person who has exercised Dissent Rights, such amounts as FG Québec, the Depositary or SGE may be required to deduct or withhold therefrom under any provision of applicable Laws in respect of Taxes. To the extent that such amounts are so deducted, withheld and remitted, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid. The right of FG Québec, the Depositary and SGE to withhold Tax shall not derogate or limit any gross-up obligations that may otherwise apply to any amounts so paid. In the event that FG Québec, the Depositary or SGE remits an amount pursuant to this Section 2.11, as soon as practicable thereafter, FG Québec, the Depositary or SGE, as applicable, shall deliver to the person from which the amount was withheld the original or a certified copy of a receipt issued by the Governmental Entity to which such amount was remitted evidencing such remittance, a copy of the Return reporting such remittance, or other reasonable evidence of such remittance.

2.11	SGE Convertible Securities

Subject to the terms of this Agreement and applicable Regulatory Approval, the SGE Convertible Securities outstanding prior to the Effective Time shall be adjusted at the Effective Time in accordance with the terms of the 2023 Share Compensation Plan or certificates representing such SGE Convertible Securities, as applicable, to be, in the case of the SGE Options, Landmark Warrant and Think Equity Warrant, exercisable for the same aggregate consideration, and in the case of SGR RSUs, vested for the same aggregate consideration, for Fundamental Global Shares, and the SGE Convertible Securities shall continue to be governed by and be subject to the terms of the 2023 Share Compensation Plan or certificates representing such SGE Convertible Securities, as applicable. FG Quebec will, effective as of the Effective Date, enter into an assumption agreement reflecting the treatment of the SGE Convertible Securities.

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Article 3
REPRESENTATIONS AND WARRANTIES OF SGE

3.1	Representations and Warranties

SGE hereby represents and warrants to and in favour of FG Québec as follows and acknowledges that FG Québec is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)	Board Approval. As of the date hereof, (A) the Board, after consultation with its financial and legal advisors, has determined unanimously that the Arrangement is fair to the SGE Shareholders and is in the best interests of SGE and has resolved unanimously to recommend to the SGE Shareholders that they vote their Common Shares in favour of the Arrangement, and the Board has unanimously approved the Arrangement and the execution and performance of this Agreement, and (B) the Financial Advisor has delivered an opinion to the Board, to the effect that as of the date of such opinion, subject to the assumptions and limitations set out therein, the Consideration to be received under the Arrangement is fair, from a financial point of view, to the SGE Shareholders (other than FG Québec and its affiliates).

(b)	Organization and Qualification. SGE and each of its subsidiaries is a corporation or company duly created and validly existing under the Laws of its jurisdiction of incorporation, continuance, amalgamation or formation, as the case may be, and has all necessary corporate or legal power, authority and capacity to own, lease, license or otherwise hold its property and assets as now owned, leased, licensed or otherwise held, and to carry on its business as it is now being conducted. SGE and each of its subsidiaries are duly registered or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its property and assets owned, leased, licensed or otherwise held, or the nature of its activities, makes such registration or authorization and qualification necessary, except where the failure to be so registered, authorized, qualified or in good standing would not reasonably be expected to have a SGE Material Adverse Effect.

(c)	Capitalization. The authorized and issued capital of SGE consists (i) of an unlimited number of Common Shares, of which, as of the close of business on May 30, 2024, 7,902,842 Common Shares have been validly issued and are outstanding as fully paid and non-assessable shares, (ii) an unlimited number of Class B Shares, of which, as of the close of business on May 30, 2024, 100 Class B Shares have been validly issued and are outstanding as fully paid and non-assessable shares and are held by FG Québec and (iii) 150,000,000 preferred shares without par value, of which, as of the close of business on May 30, 2024, nil preferred shares are issued and outstanding. As of the close of business on May 30, 2024, an aggregate of up to 515,831 Common Shares are issuable pursuant to the SGE Convertible Securities, and such Common Shares have been duly authorized and, upon issuance, will be validly issued and outstanding as fully paid and non-assessable shares. Other than the SGE Convertible Securities, there are no options, warrants, conversion privileges, commitments (contingent or otherwise) or other Contract or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, for the purchase, allotment or issuance of, or subscription for, any securities of SGE, or any securities convertible or exchangeable into, or exercisable for, or otherwise evidencing a right to acquire, any securities of SGE. All of the Common Shares and the SGE Convertible Securities have been issued in compliance with all applicable corporate Laws, Securities Laws, the 2023 Share Compensation Plan (as applicable) and the constating documents of SGE. Other than the Common Shares, the Class B Shares, the preferred shares and the SGE Convertible Securities, there are no securities of SGE or of any of its subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the SGE Shareholders on any matter. There are no outstanding Contracts or other obligations of SGE to (i) repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any of its outstanding securities or (ii) make any investment in or provide any funds to (whether in the form of a loan, capital contribution or otherwise) any person, other than a wholly-owned subsidiary of SGE. There are no outstanding bonds, debentures or other evidences of Indebtedness of SGE or any of its subsidiaries having the right to vote with the SGE Shareholders on any matters.

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(d)	Authority Relative to this Agreement. SGE has all necessary corporate power, authority and capacity to execute, deliver and perform its obligations under this Agreement. All necessary corporate action has been taken by SGE to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and, except for approval by the SGE Shareholders by the Required Vote, no other corporate proceedings on the part of SGE are necessary to authorize the execution and delivery by it of this Agreement or the performance of its obligations under this Agreement other than, with respect to the SGE Circular and other matters relating directly thereto, the approval of the Board. This Agreement has been duly executed and delivered by SGE and constitutes a legal, valid and binding obligation of SGE enforceable against SGE in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(e)	Compliance with Laws. Each of SGE and its subsidiaries, in all material respects, (i) has conducted its business in compliance with, and is conducting its business in compliance with, all applicable Laws in each jurisdiction in which it conducts business, and (ii) is not in default of any filings with, or payment of any licence, registration or qualification fee owing to, any Governmental Entity under the Laws of any jurisdiction in which it conducts business.

(f)	SGE Financial Statements. SGE’s audited consolidated financial statements (including the consolidated balance sheet, the consolidated statement of operations, the consolidated statement of comprehensive loss, consolidated statements of equity, and the consolidated statements of cash flows) as at and for the fiscal years ended December 2022 and 2023 (including the notes thereto) (the “SGE Financial Statements”) were prepared in accordance with U.S. GAAP consistently applied (except as otherwise indicated in such financial statements and the notes thereto or, in the case of audited statements, in the related report of the SGE’s independent auditors) and fairly present in all material respects the consolidated financial position, results of operations and cash flows of SGE and its subsidiaries (on a consolidated basis) as of the dates thereof and for the periods indicated therein and reflect reserves required by U.S. GAAP in respect of all material contingent liabilities, if any, of SGE and its subsidiaries on a consolidated basis. Except as disclosed in the SGE Public Disclosure Record, there has been no material change in SGE’s accounting policies, except as described in the notes to the SGE Financial Statements, since December 31, 2023.

(g)	Books and Records. The financial books, records and accounts of SGE and each of its subsidiaries (i) have been maintained in all material respects in compliance with applicable Laws and U.S. GAAP on a basis consistent with prior years, (ii) accurately and fairly reflect the material transactions, acquisitions and dispositions of the property and assets of SGE and each of its subsidiaries and (iii) accurately and fairly reflect the basis for the SGE Financial Statements. SGE’s minute books and those of each of its material subsidiaries are complete and accurate in all material respects, other than those portions of minutes of meetings reflecting discussions of the Arrangement or alternative transactions.

(h)	No Undisclosed Liabilities. Except as disclosed in the SGE Financial Statements and the SGE Public Disclosure Record, SGE and its subsidiaries have no material liabilities, Indebtedness or obligations of any nature that would be required to be disclosed on a consolidated balance sheet of SGE (or the notes thereon) prepared in accordance with U.S. GAAP (whether accrued, absolute, contingent or otherwise) other than liabilities, Indebtedness or obligations incurred since December 31, 2023 by SGE and its subsidiaries in the ordinary course of business.

(i)	Litigation. Except as disclosed in the SGE Financial Statements and the SGE Public Disclosure Record, there are no claims, actions, suits, demands, arbitrations, charges, indictments, orders, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations (collectively, “Legal Actions”) pending or, to the knowledge of SGE, threatened against, and to the knowledge of SGE, no facts or circumstances exist that could reasonably be expected to form the basis of a Legal Action against, SGE or any of its subsidiaries or against any of their respective property or assets, at law or in equity, in each case, which would, individually or in the aggregate, reasonably be expected to have a SGE Material Adverse Effect.

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(j)	Taxes.

(i)	(i) SGE and each of its subsidiaries has, (A) duly and timely filed, or caused to be filed, all Returns required to be filed by it with the appropriate Governmental Entity prior to the date hereof, other than those which have been administratively waived, and all such Returns are true, complete, and correct in all material respects and have not been materially amended; (B) paid on a timely basis all Taxes and all assessments and reassessments of Taxes due on or before the date hereof, including installments on account of Taxes for the current year required by applicable Law, other than Taxes which are being or have been contested in good faith and for which adequate reserves have been provided in the SGE Financial Statements; (C) duly and timely withheld, or caused to be withheld, all Taxes required or permitted by Law to be withheld by it (including Taxes and other amounts required or permitted to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account of any person, including any employees, officers or directors and any non-resident person) and duly and timely remitted, or caused to be remitted, to the appropriate Tax authority such Taxes required by Law to be remitted by it; and (D) duly and timely collected, or caused to be collected, any sales, use, or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Law to be collected by it and duly and timely remitted to the appropriate Tax authority any such amounts required by Law to be remitted by it; (ii) the unpaid Taxes of SGE and its subsidiaries did not, as of the date of SGE Financial Statements, exceed the reserves and provisions for Taxes accrued but not yet due as reflected in SGE Financial Statements; (iii) (A) to the knowledge of SGE and any of its subsidiaries, there are no audits or investigations in progress, pending or threatened in writing by any Governmental Entity with respect to Taxes against SGE, any of its subsidiaries or any of the assets of SGE or any of its subsidiaries; and (B) no deficiencies, litigation, proposed adjustments or matters in controversy with respect to Taxes exist to the knowledge of SGE or have been asserted or have been raised in writing by any Governmental Entity which remain unresolved at the date hereof, and no action or proceeding for assessment or collection of Taxes has been taken, asserted, or to the knowledge of SGE, threatened, against SGE or any of its subsidiaries or any of their respective assets, except, in each case, as are being contested in good faith and for which adequate reserves have been provided in the SGE Financial Statements; (iv) neither SGE nor any of its subsidiaries has made, prepared, and/or filed any elections, designations, or similar filings relating to Taxes or entered into any agreement in respect of Taxes or Returns that has effect for any period ending after the Effective Date; (v) there are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes of, or any payment of any Taxes by, SGE or any of its subsidiaries; (vi) neither SGE nor any of its subsidiaries is a party to any indemnification, allocation or sharing agreement with respect to Taxes that could give rise to a payment or indemnification obligation (other than agreements among SGE and its subsidiaries); (vii) no amount in respect of any outlay or expense that is deductible for the purposes of computing the income of SGE or any of its subsidiaries for Tax purposes has been owing by SGE or any of its subsidiaries, as the case may be, for longer than two years to a person not dealing at arm’s length (for the purposes of the Tax Act) with SGE or any such subsidiary at the time the outlay or expense was incurred; (viii) there are no circumstances which exist and would result in, or which have existed and resulted in, sections 80 to 80.04 of the Tax Act applying to SGE or any of its subsidiaries; (ix) neither SGE nor any of its subsidiaries has acquired property or services from, or disposed of property or provided services to, a person with whom it does not deal at arm’s length (for purposes of the Tax Act or the Code) (A) for an amount that is other than the fair market value of such property or services, nor has SGE nor any of its subsidiaries been deemed to have done so for purposes of the Tax Act or the Code; or (B) as a contribution of capital for which no shares were issued by the acquirer of the property; and in respect of all transactions between SGE or any of its subsidiaries, on the one hand, and any non-resident person (within the meaning of the Tax Act) with whom SGE or such subsidiary, as applicable, was not dealing at arm’s length (for purposes of the Tax Act), on the other hand, SGE or such subsidiary, as applicable, has made or obtained records or documents that satisfy the requirements of paragraphs 247(4)(a) to (c) of the Tax Act; (x) SGE and its subsidiaries have complied with all applicable transfer pricing Laws (including Section 482 of the Code and any other applicable state or local Laws) and have maintained all material documentation required thereunder, if any, for all transfer pricing arrangements; and (xi) SGE has made available to FG Québec copies of all Returns for the 2022 and 2023 fiscal years and all written communications to or from any Governmental Entity relating to the Taxes of any of SGE and its subsidiaries.

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(ii)	None of SGE or any of its subsidiaries will be required, as a result of (A) a change in accounting method for a Tax period ending on or before the Closing Date, (B) any closing agreement or (C) any cash or other property received prior to the Closing Date, to include any material amount of additional taxable income for any Tax period beginning on or after the Closing Date.

(iii)	To the knowledge of SGE no claim has ever been made by a taxing authority in a jurisdiction where SGE or any of its subsidiaries does not file a Return that SGE or any of its subsidiaries is or may be subject to taxation by that jurisdiction.

(iv)	For the purposes of the Tax Act, the Code, and any other relevant Tax purposes, (A) SGE is resident in Canada; and (B) each of SGE’s subsidiaries is resident in the jurisdiction in which it was formed.

(v)	There are no Liens for Taxes upon any properties or assets of SGE or any of its subsidiaries (other than Liens relating to Taxes not yet due and payable and for which adequate reserves have been recorded on the most recent SGE Financial Statements).

(vi)	SGE has not constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying (or intended to qualify) in whole or in part for tax-free treatment under Section 355 of the Code.

(vii)	Neither SGE nor any of its subsidiaries is or has ever been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, neither SGE nor any of its subsidiaries has ever made an election under Section 897(i) of the Code, and SGE does not own any interest in “United States real property” within the meaning of Section 897 of the Code.

(viii)	Neither SGE nor any of its subsidiaries is or has ever been a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(ix)	None of SGE’s subsidiaries have applied for any relief under, taken advantage of, deferred the payment of Tax or the recognition of taxable income or gain as a result of, and except for provisions applicable to all taxpayers, is not otherwise subject to, any provision of a Pandemic Response Law.

(k)	Personal Property. Except as disclosed in the SGE Public Disclosure Record and except for Liens in favour of CIBC with respect to Indebtedness under the SGE Credit Facility and FG Québec Credit Facility, SGE and its subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, all personal property that is, individually or in the aggregate, material to the operation of SGE’s business as currently conducted, free and clear of any Liens.

(l)	Permits. Except as disclosed in the SGE Public Disclosure Record, SGE and each of its subsidiaries has obtained and is in compliance, in all material respects, with all material Permits required by applicable Laws to conduct its current business as it is now being conducted.

(m)	Employment Matters

(i)	Except as disclosed in the SGE Public Disclosure Record, neither SGE nor any of its subsidiaries:

(A)	is a party to any written or oral agreement, arrangement, plan, obligation or understanding providing for severance or termination payments to, or any employment, retention or change of control agreement (including any agreements that provide for bonus or “golden parachute” payments or any similar payments resulting from the completion of the transactions contemplated by this Agreement) with, any current or former employees or consultants of SGE; nor

(B)	is a party to any collective bargaining agreement or is, or in the past three years has been, subject to any application for certification or threatened or apparent union-organizing campaigns for SGE Employees not covered under a collective bargaining agreement nor are there, or in the past three years have there been, any current, pending or threatened strikes or lockouts at SGE or any of its subsidiaries.

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(ii)	SGE and its subsidiaries have been and are now in compliance, in all material respects, with all applicable Laws with respect to employment and labour and there are no current, pending or, to the knowledge of SGE, threatened proceedings before any Governmental Entity with respect to employment or termination of employment of employees or independent contractors.

(iii)	Except as disclosed in the SGE Public Disclosure Record no person will, as a result of SGE completing the Arrangement (either alone or upon the occurrence of any subsequent termination of employment), become entitled to: (i) any retirement, severance, bonus or other similar payment or benefit (or any increase therein); (ii) the acceleration of the vesting, the time to exercise or the time of payment of any outstanding stock option or employee benefits; (iii) the forgiveness or postponement of payment of any Indebtedness owing by such person to SGE or any of its subsidiaries; (iv) receive any additional payments, compensation or benefits, or funding of any compensation or benefits, under or in respect of any employee benefits (including a cash surrender or similar payment in respect of outstanding stock options); or (v) any “parachute payment”.

(iv)	Neither SGE nor any of its subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former SGE Employee, director or other service provider for any Taxes incurred by such individual.

(n)	Insurance. SGE and its subsidiaries are in compliance, in all material respects, with all policies or binders of insurance maintained by SGE or its subsidiaries. SGE and each of its subsidiaries is covered by valid and currently effective insurance policies issued in favour of SGE or any of its subsidiaries that SGE has determined to be commercially reasonable, taking into account the size, nature and stage of development by SGE and the industries in which SGE and its subsidiaries operate. With respect to each insurance policy issued in favour of SGE or any of its subsidiaries, or pursuant to which SGE or any of its subsidiaries is a named insured or otherwise a beneficiary under an insurance policy (i) the policy is in full force and effect and all premiums due thereon have been paid, (ii) to the knowledge of SGE, no insurer on any such policy has been declared insolvent or placed in receivership, debt restructuring proceedings or liquidation, and no notice of cancellation or termination has been received by SGE or any of its subsidiaries with respect to any such policy, (iii) no insurer under any such policy has cancelled or generally disclaimed liability under any such policy or indicated any intent to do so or not to renew any such policy, (iv) there is no material claim by SGE or any of its subsidiaries pending under any such policy that has been denied or disputed by the insurer, (v) all material claims under such policies have been filed in a timely fashion and (vi) SGE has not received written notice of any threatened termination of, or material premium increase with respect to, any such policy. Except as disclosed in the SGE Public Disclosure Record, none of SGE nor its subsidiaries has entered into any Contract providing indemnification rights in favour of any present or former officers, directors or employees of SGE or any of its subsidiaries.

(o)	Shareholder and Similar Agreements. SGE is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the authorized share structure of SGE or any of its subsidiaries.

3.2	Survival of Representations and Warranties

No investigation by or on behalf of FG Québec or its affiliates or its or their Representatives will mitigate, diminish or affect the representations or warranties made by SGE in this Agreement or any certificate delivered by SGE pursuant to this Agreement. The representations and warranties of SGE contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

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Article 4
REPRESENTATIONS AND WARRANTIES OF FG Québec

4.1	Representations and Warranties of FG Québec

FG Québec hereby represents and warrants to and in favour of SGE as follows except as disclosed or qualified in the FG Québec Public Disclosure Record and acknowledges that SGE is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)	Organization and Qualification. FG Québec and each of its subsidiaries is a corporation or company duly created and validly existing under the Laws of its jurisdiction of incorporation, continuance, amalgamation or formation, as the case may be, and has all necessary corporate or legal power, authority and capacity to own, lease, license or otherwise hold its property and assets as now owned, leased, licensed or otherwise held, and to carry on its business as it is now being conducted. FG Québec and each of its subsidiaries is duly registered or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its property and assets, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration or authorization and qualification necessary except where the failure to be so registered, authorized qualified or in good standing would not reasonably be expected to have a FG Québec Material Adverse Effect. Notwithstanding the foregoing, Subco has never carried on business since its incorporation.

(b)	Capitalization – Fundamental Global. The authorized and issued capital of Fundamental Global consists of (i) 100,000,000 of Fundamental Global Shares, of which, as of the close of business of May 30, 2024, 28,369,066 Fundamental Global Shares have been validly issued and are outstanding as fully paid and non-assessable Fundamental Global Shares and (ii) 1,000,000 of Fundamental Global Preferred Shares, of which, as of the close of business of May 30, 2024, 894,580 Fundamental Global Preferred Shares have been validly issued and are outstanding as fully paid and non-assessable Fundamental Global Preferred Shares. As of the close of business of May 30, 2024, an aggregate of up to 715,000 Fundamental Global Shares are issuable upon the exercise of Fundamental Global Options and 866,071 Fundamental Global Shares are issuable pursuant to the Fundamental Global RSUs, the exercise prices, expiration dates and vesting dates (before any acceleration thereof) of which are set out in the Fundamental Global Public Disclosure Record, and such Fundamental Global Shares have been duly authorized and, upon issuance, will be validly issued and outstanding as fully paid and non-assessable Fundamental Global Shares, and will not have been issued in violation of any pre-emptive rights. As of the close of business of May 30, 2024, an aggregate of 25,000 Fundamental Global Restricted Shares have been validly issued and are outstanding as fully paid and non-assessable Fundamental Global Restricted Shares. Except as disclosed in the Fundamental Global Public Disclosure Record, there are no options, warrants, conversion privileges, commitments (contingent or otherwise) or other Contract or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, for the purchase, allotment or issuance of, or subscription for, any securities of Fundamental Global, or any securities convertible or exchangeable into, or exercisable for, or otherwise evidencing a right to acquire, any securities of Fundamental Global. All of the Fundamental Global Shares, Fundamental Global Preferred Shares, Fundamental Global RSUs, Fundamental Global Options and the Fundamental Global Restricted Shares have been issued or created, as the case may be, in compliance with all applicable corporate Laws, Securities Laws and the Fundamental Global Organizational Documents. Other than the Fundamental Global Shares, Fundamental Global Preferred Shares the Fundamental Global RSUs, the Fundamental Global Options and the Fundamental Global Restricted Shares, there are no securities of Fundamental Global or of any of its subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the shareholders of Fundamental Global on any matter. There are no outstanding Contracts or other obligations of Fundamental Global to (i) repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any of its outstanding securities or (ii) make any investment in or provide any funds to (whether in the form of a loan, capital contribution or otherwise) any person, other than a wholly-owned subsidiary of Fundamental Global. There are no outstanding bonds, debentures or other evidences of Indebtedness of Fundamental Global or any of its subsidiaries having the right to vote with the Fundamental Global Shareholders on any matters.

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(c)	Capitalization – Subco. The authorized and issued capital of Subco consists of (i) an unlimited number of Subco Shares, of which, as of the close of business of May 30, 2024, 100 Subco Shares have been validly issued and are outstanding as fully paid and non-assessable Subco Shares.

(d)	Authority Relative to this Agreement. FG Québec has all necessary corporate power, authority and capacity to execute, deliver and perform its obligations under this Agreement. All necessary corporate action has been taken by FG Québec to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder and no other corporate proceedings on the part of FG Québec are necessary to authorize the execution and delivery by it of this Agreement or the performance of its obligations under this Agreement. This Agreement has been duly executed and delivered by FG Québec and constitutes a legal, valid and binding obligation of FG Québec enforceable against it in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(e)	Fundamental Global Financial Statements. Fundamental Global’s audited consolidated financial statements (including the consolidated statements of financial position, the consolidated statements of loss and comprehensive loss, the consolidated statements of cash flows, and the consolidated statements of changes in shareholders’ equity) as at and for the fiscal years ended December 31, 2023 and 2022 (including the notes thereto) (the “Fundamental Global Financial Statements”) were prepared in accordance with U.S. GAAP consistently applied (except as otherwise indicated in such financial statements and the notes thereto or, in the case of audited statements, in the related report of the SGE’s independent auditors) and fairly present in all material respects the consolidated financial position, results of operations and cash flows of Fundamental Global and its subsidiaries as of the dates thereof and for the periods indicated therein and reflect reserves required by U.S. GAAP in respect of all material contingent liabilities, if any, of Fundamental Global and its subsidiaries on a consolidated basis. There has been no material change in Fundamental Global’s accounting policies, except as described in the notes to the Fundamental Global Financial Statements, since March 31, 2024.

(f)	No Undisclosed Liabilities. Except as disclosed in the Fundamental Global Financial Statements, Fundamental Global and its subsidiaries have no material liabilities, Indebtedness or obligations of any nature that would be required to be disclosed on a consolidated balance sheet of Fundamental Global (or the notes thereon) prepared in accordance with U.S. GAAP (whether accrued, absolute, contingent or otherwise) other than liabilities, Indebtedness or obligations incurred since December 31, 2023 by Fundamental Global and its subsidiaries in the ordinary course of business.

(g)	Litigation. Except as disclosed in the Fundamental Global Financial Statements, there are no Legal Actions pending or, to the knowledge of FG Québec, threatened against and to the knowledge of FG Québec, no facts or circumstances exist that could reasonably be expected to form the basis of a Legal Action against, FG Québec or Fundamental Global or any of its subsidiaries or against any of their respective property or assets, at law or in equity, in each case, which would, individually or in the aggregate, reasonably be expected to have a Fundamental Global Material Adverse Effect.

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(h)	Taxes.

(i)	(i) Fundamental Global and each of its subsidiaries has, (A) duly and timely filed, or caused to be filed, all Returns required to be filed by it with the appropriate Governmental Entity prior to the date hereof, other than those which have been administratively waived, and all such Returns are true, complete, and correct in all material respects and have not been materially amended; (B) paid on a timely basis all Taxes and all assessments and reassessments of Taxes due on or before the date hereof, including installments on account of Taxes for the current year required by applicable Law, other than Taxes which are being or have been contested in good faith and for which adequate reserves have been provided in the Fundamental Global Financial Statements; (C) duly and timely withheld, or caused to be withheld, all Taxes required or permitted by Law to be withheld by it (including Taxes and other amounts required or permitted to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account of any person, including any employees, officers or directors and any non-resident person) and duly and timely remitted, or caused to be remitted, to the appropriate Tax authority such Taxes required by Law to be remitted by it; and (D) duly and timely collected, or caused to be collected, any sales, use, or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Law to be collected by it and duly and timely remitted to the appropriate Tax authority any such amounts required by Law to be remitted by it; (ii) the unpaid Taxes of Fundamental Global and its subsidiaries did not, as of the date of Fundamental Global Financial Statements, exceed the reserves and provisions for Taxes accrued but not yet due as reflected in Fundamental Global Financial Statements; (iii) (A) to the knowledge of Fundamental Global there are no audits or investigations in progress, pending or threatened in writing by any Governmental Entity with respect to Taxes against Fundamental Global, any of its subsidiaries or any of the assets of Fundamental Global or any of its subsidiaries; and (B) no deficiencies, litigation, proposed adjustments or matters in controversy with respect to Taxes exist to the Knowledge of Fundamental Global or have been asserted or have been raised in writing by any Governmental Entity which remain unresolved at the date hereof, and no action or proceeding for assessment or collection of Taxes has been taken, asserted, or to the knowledge of Fundamental Global, threatened, against Fundamental Global or any of its subsidiaries or any of their respective assets, except, in each case, as are being contested in good faith and for which adequate reserves have been provided in the Fundamental Global Financial Statements; (iv) neither Fundamental Global nor any of its subsidiaries has made, prepared, and/or filed any elections, designations, or similar filings relating to Taxes, or entered into any agreement or other arrangement in respect of Taxes or Returns that has effect for any period ending after the Effective Date; (v) there are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes of, or any payment of any Taxes by, Fundamental Global or any of its subsidiaries; (vi) neither Fundamental Global nor any of its subsidiaries is a party to any indemnification, allocation or sharing agreement with respect to Taxes that could give rise to a payment or indemnification obligation (other than agreements among Fundamental Global and its subsidiaries); (vii) no amount in respect of any outlay or expense that is deductible for the purposes of computing the income of Fundamental Global or any of its subsidiaries for Tax purposes has been owing by Fundamental Global or any of its subsidiaries, as the case may be, for longer than two years to a person not dealing at arm’s length (for the purposes of the Tax Act) with Fundamental Global or any such subsidiary at the time the outlay or expense was incurred; (viii) there are no circumstances which exist and would result in, or which have existed and resulted in, sections 80 to 80.04 of the Tax Act applying to Fundamental Global or any of its subsidiaries; (ix) neither Fundamental Global nor any of its subsidiaries has acquired property or services from, or disposed of property or provided services to, a person with whom it does not deal at arm’s length (for purposes of the Tax Act or the Code) (A) for an amount that is other than the fair market value of such property or services, nor has Fundamental Global nor any of its subsidiaries been deemed to have done so for purposes of the Tax Act or the Code; or (B) as a contribution of capital for which no shares were issued by the acquirer of the property; and in respect of all transactions between Fundamental Global or any of its subsidiaries, on the one hand, and any non-resident person (within the meaning of the Tax Act) with whom Fundamental Global or such subsidiary, as applicable, was not dealing at arm’s length (for purposes of the Tax Act), on the other hand, Fundamental Global or such subsidiary, as applicable, has made or obtained records or documents that satisfy the requirements of paragraphs 247(4)(a) to (c) of the Tax Act; (x) Fundamental Global has complied with all applicable transfer pricing Laws (including Section 482 of the Code and any other applicable state or local Laws) and has maintained all material documentation required thereunder, if any, for all transfer pricing arrangements; and (xi) Fundamental Global has made available to SGE copies of all Returns for the 2022 and 2023 fiscal years and all written communications to or from any Governmental Entity relating to Taxes of any of Fundamental Global and its subsidiaries.

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(ii)	None of Fundamental Global or any of its subsidiaries will be required, as a result of (A) a change in accounting method for a Tax period ending on or before the Closing Date, (B) any closing agreement or (C) any cash or other property received prior to the Closing Date, to include any material amount of additional taxable income for any Tax period beginning on or after the Closing Date.

(iii)	To the knowledge of Fundamental Global no claim has ever been made by a taxing authority in a jurisdiction where Fundamental Global or any of its subsidiaries does not file a Return that Fundamental Global or any of its subsidiaries is or may be subject to taxation by that jurisdiction.

(iv)	For the purposes of the Tax Act and any other relevant Tax purposes, (A) Fundamental Global is a domestic corporation (within the meaning of the Code) and resident in the United States; and (B) each of Fundamental Global’s subsidiaries is resident in the jurisdiction in which it was formed.

(v)	There are no Liens for Taxes upon any properties or assets of Fundamental Global or any of its subsidiaries (other than Liens relating to Taxes not yet due and payable and for which adequate reserves have been recorded on the most recent Fundamental Global Financial Statements).

(vi)	Fundamental Global has not constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying (or intended to qualify) in whole or in part for tax-free treatment under Section 355 of the Code.

(vii)	Fundamental Global is not, and has never been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(i)	Shareholder and Similar Agreements. Fundamental Global is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the authorized share structure of Fundamental Global or any of its subsidiaries.

(j)	Reports. The documents comprising Fundamental Global’s Public Disclosure Record (i) did not, as of their respective dates or dates of amendment, if applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading in light of the circumstances under which they were made, and (ii) complied in all material respects with applicable Securities Laws at the time they were filed or furnished. Fundamental Global has timely filed or furnished, or caused to be filed or furnished, with the Securities Authorities all amendments, forms, reports, schedules, statements and other documents required to be filed or furnished by Fundamental Global with the Securities Authorities.

4.2	Survival of Representations and Warranties

No investigation by or on behalf of SGE or its affiliates or its or their Representatives will mitigate, diminish or affect the representations or warranties made by FG Québec in this Agreement or any certificate delivered by FG Québec pursuant to this Agreement. The representations and warranties of FG Québec contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Article 5
COVENANTS OF THE PARTIES

5.1	Covenants of SGE

SGE covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless FG Québec shall otherwise agree in writing, or except as is otherwise expressly permitted or contemplated by this Agreement, or the Plan of Arrangement or in connection with the SPAC Transaction or as is otherwise required by applicable Law or any Governmental Entities:

(a)	the business of SGE and its subsidiaries shall be conducted only, and SGE and its subsidiaries shall not take any action except, in the ordinary course of business, and SGE shall, and shall cause its subsidiaries and its and their representatives to, use commercially reasonable efforts to maintain and preserve its and its subsidiaries’ business organization, assets, properties, employees, goodwill and business relationships;

(b)	SGE shall not, and shall not permit any of its subsidiaries to, directly or indirectly:

(i)	amend any of its constating documents;

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(ii)	adjust, split, combine or reclassify its shares;

(iii)	issue, grant, sell or cause or, permit a Lien to be created on, or agree to issue, grant, sell or cause or permit a Lien to be created on any Common Shares or shares of its subsidiaries or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares of SGE or any of its subsidiaries, other than (A) the issuance of Common Shares issuable pursuant to the terms of the outstanding SGE Convertible Securities or compensatory grants or issuances consistent with past practice, and (B) transactions between two or more of SGE’s wholly-owned subsidiaries or between SGE and its wholly-owned subsidiary;

(iv)	amend or modify the terms of any of its securities;

(v)	make, change, or rescind any material Tax election, make a request for a Tax ruling, change any annual Tax accounting period, adopt or change any method of Tax accounting or reporting income or deductions, amend any material Tax returns or file claims for Tax refunds, enter into (or offer to enter into) any agreement (including any waiver) with any Governmental Entity relating to material Taxes (including consent to any extension or waiver of any limitation period with respect to Taxes), settle (or offer to settle) or compromise any Tax claim, action, suit, litigation, proceeding, arbitration, investigation, audit, controversy, or assessment, or surrender any right to claim a Tax refund, offset or other reduction in Tax liability, all except as may be required by applicable Laws;

(vi)	except in the ordinary course of business, incur any Indebtedness in excess of $500,000 or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, or make any loans or advances;

(vii)	enter into any Contract that would limit or otherwise restrict SGE or any of its subsidiaries or any of their successors, or that would, after the Effective Time, limit or otherwise restrict FG Québec or any of its affiliates or any of their successors, from engaging or competing in any line of business or in any geographic area;

(c)	SGE shall notify FG Québec of the occurrence any fact, development, circumstance, change, matter, action, condition, event or occurrence that, individually or in the aggregate with all other facts, circumstances, chances, matters, actions, conditions, events or occurrences, has or would reasonably be expected to have a SGE Material Adverse Effect.

(d)	SGE and its subsidiaries will:

(i)	prepare all material Tax returns required to be filed by them before the Effective Date (each, a “Post-Signing Return”) in a manner consistent, in all material respects, with past practice, except as otherwise required by applicable Laws and shall provide drafts of such returns to Fundamental Global for Fundamental Global’s approval, which approval shall not be unreasonably withheld, conditioned or delayed;

(ii)	timely file all Post-Signing Returns;

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(iii)	fully and timely withhold, collect, remit, and pay all Taxes which are to be withheld, collected, remitted, or paid to the extent due and payable; and

(iv)	properly reserve (and reflect such reserve in their books and records and financial statements), for all Taxes payable by them for which no Post Signing Return is due prior to the Effective Date in a manner consistent with past practice.

5.2	Covenants of FG Québec

FG Québec covenants and agrees that:

(a)	prior to the Effective Date, it shall complete the Continuation and Conversion to the satisfaction of SGE, acting reasonably; and

(b)	during the period from the date of this Agreement until the earlier of the Effective Time and the time this Agreement is terminated in accordance with its terms, take all steps, prepare and execute any and all documentation to ensure the Consideration will be delivered to the SGE Shareholders who are entitled to receive the Consideration on the Effective Date.

5.3	Mutual Covenants Regarding the Arrangement

In addition to the specific covenants contained in this Agreement and subject to the provisions of this Agreement, each of the Parties shall, and shall cause their respective subsidiaries to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, use commercially reasonable efforts to perform all obligations required or desirable to be performed by them under this Agreement, co-operate with each other in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, each of FG Québec and SGE shall, and shall cause their respective subsidiaries to:

(a)	use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder, as set forth in Article 7, to the extent the same is within its control, and to take or cause to be taken other actions, and to do or cause to be done other things, necessary, proper or advisable under applicable Laws to consummate the Arrangement, including using commercially reasonable efforts to: (i) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement; and (ii) co-operate with the other Parties in connection with the performance by it and its subsidiaries of their obligations hereunder;

(b)	both before and after the Effective Date, use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Party’s legal counsel to permit the completion of the Arrangement;

(c)	use commercially reasonable efforts to obtain necessary waivers, consents and approvals required to be obtained in connection with the Arrangement from other parties to the SGE Material Contracts; provided, however, that notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any person (other than a Governmental Entity) with respect to the Arrangement, (i) neither SGE or any of its subsidiaries shall be required to pay or commit to pay to such person whose approval or consent is being solicited any cash or other consideration, or make any commitment or incur any liability or other obligation due to such person, and (ii) neither FG Québec nor any of its affiliates shall be required to pay or commit to pay to such person whose approval or consent is being solicited any cash or other consideration, or make any commitment or incur any liability or other obligation to such person;

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(d)	use commercially reasonable efforts to effect all necessary registrations, filings, requests and submissions of information required by Governmental Entities from the Parties or any of their respective subsidiaries relating to the Arrangement;

(e)	apply for and use commercially reasonable efforts to obtain all Regulatory Approvals and, in doing so, keep the other Parties reasonably informed as to the status of the proceedings related to obtaining any Regulatory Approval, including providing the other Parties with copies of all related applications and notifications, in draft form, in order for the other Parties to provide comments thereon; provided, however, that notwithstanding anything to the contrary in this Agreement, in connection with obtaining any Regulatory Approval, neither SGE nor FG Québec is under any obligation to (i) negotiate or agree to the sale, divestiture or disposition of the assets, properties or businesses of either Party or either Party’s subsidiaries, (ii) negotiate or agree to any form of behavioural remedy including an interim or permanent hold separate order, or any form of undertakings or other restrictions on the assets, properties or businesses of either Party or either Party’s subsidiaries, or (iii) take any steps or actions that would, in its sole discretion, affect either Party’s right to own, use or exploit any of its assets or any of the assets of any of its subsidiaries or its right to own, use or exploit any of its assets or any of the assets of any of its subsidiaries;

(f)	use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings involving such Party or any of its affiliates challenging or affecting this Agreement or the consummation of the Arrangement;

(g)	promptly notify the other Party of:

(i)	any written communication from any person alleging that the consent of such person (or another person) is or may be required in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its Representatives);

(ii)	any material communication from any Governmental Entity in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its Representatives); and

(iii)	any Legal Actions threatened or commenced against or otherwise affecting such Party or any of its subsidiaries that are related to the Arrangement.

(h)	not agree to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of Arrangement at the request of any Governmental Entity or any other person without the written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).

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5.4	Preparation of Filings

(a)	The Parties shall, as promptly as practicable hereafter, cooperate in: (i) the preparation of any application to obtain the Regulatory Approvals, (ii) the preparation of any filings, documents and submissions required or reasonably requested by any Governmental Entity (including filings, documents and submissions of information reasonably requested in respect of, or meetings held in relation to, the Regulatory Approvals), and (iii) the preparation of any other documents deemed by any of the Parties to be necessary or advisable to discharge the Parties’ respective obligations under applicable Laws in connection with the Arrangement and all other matters contemplated by this Agreement. SGE and FG Québec will provide each other with drafts and reasonable opportunity to comment on all notices and information supplied to or filed with any Governmental Entity (including notices and information which SGE or FG Québec, in each case acting reasonably, considers confidential and sensitive which may be provided on a confidential and privileged basis only to external counsel of the other Party), and all notices and correspondence received from any Governmental Entity relating to the Arrangement or this Agreement. Neither Party shall participate in any meeting with any Governmental Entity relating to the Arrangement or this Agreement unless it consults with the other Party in advance, and to the extent permitted by the Governmental Entity, gives the other Party the opportunity to be present thereat. FG Québec shall pay all filing fees incurred in connection with the applicable Regulatory Approvals.

(b)	Each of the Parties shall furnish to each other Party, on a timely basis, all information as may be required to effectuate the foregoing actions, and each covenants that, to its knowledge, no information so furnished by it in writing in connection with those actions or otherwise in connection with the consummation of the actions contemplated by this Agreement will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than with respect to any information relating to and provided by any third party that is not an affiliate of such Party).

(c)	Each of the Parties shall promptly notify the other Parties if at any time before the Effective Time it becomes aware that an application for a Regulatory Approval or any other order, registration, consent, ruling, exemption, no-action letter or approval in connection with the Arrangement or this Agreement, any registration statement or any circular or any other notice or filing under applicable Laws contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or that is necessary to make the statements contained therein not misleading in light of the circumstances under which they are made, or that otherwise requires an amendment or supplement, and the Parties shall cooperate in the preparation of such amendment or supplement as required.

5.5	Access to Information

From the date hereof until the earlier of the Effective Time and the termination of this Agreement, subject to compliance with applicable Law and the terms of any existing Contracts, each Party shall, and shall cause its subsidiaries and its and their respective Representatives to, afford to the other Party and its Representatives such access as the Party may reasonably require at all reasonable times for the purpose of facilitating integration business planning, to its officers, employees, agents, properties, offices, assets, books, records and Contracts, and shall furnish the Party with such data (including financial and operating data) and information in its possession and control as the Party may reasonably request for such purpose.

5.6	Insurance and Indemnification

(a)	SGE and FG Québec will cooperate and work together to determine whether to obtain tail policy or other coverage for directors’ and officers’ liability insurance with respect to claims arising from facts or events which occurred at or before the Effective Time, taking into account the costs and benefits associated with an appropriate coverage limit of tail insurance policy.

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(b)	Following the Effective Time, FG Québec shall cause SGE and its subsidiaries (or their successors) to comply with all of their obligations to the present and former employees, directors and officers of SGE and its subsidiaries under the agreements, benefit plans and rights to indemnification or exculpation, including by paying to the individuals party to such agreements, in each case, such amounts as are required in accordance with such agreements. Such rights to indemnification or exculpation shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights of present and former officers and directors of SGE and its subsidiaries for a period of six years from the Effective Time.

(c)	This Section 5.6 shall survive termination of this Agreement if such termination occurs after the Effective Time. The provisions of this Section 5.6 are intended for the benefit of, and shall be enforceable by, each present and former employee, director or officer of SGE or its subsidiaries, each insured or indemnified person, and the heirs and legal representatives of each of such persons and, for such purpose, SGE hereby confirms that it is acting as agent and trustee on their behalf.

Article 6
TERM, TERMINATION, AMENDMENT AND WAIVER

6.1	Term

This Agreement shall be effective from and after the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

6.2	Termination

(a)	Termination By Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Parties.

(b)	Termination By Either FG Québec or SGE. This Agreement may be terminated by any Party at any time prior to the Effective Time if after the date hereof, there shall be enacted or made any applicable Law (or any applicable Law shall have been amended) or there shall exist any injunction or court order that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins SGE or FG Québec from consummating the Arrangement and such applicable Law, injunction or court order shall have become final and non-appealable.

(iii) the Required Vote is not obtained at the SGE Meeting (or any adjournment or postponement thereof).

(c)	Termination By FG Québec. This Agreement may be terminated by FG Québec at any time prior to the Effective Time if:

(i)	subject to Section 6.3, and provided that FG Québec is not then in material breach of its obligations under this Agreement:

(A)	any representation or warranty of SGE under this Agreement is materially untrue, or incorrect or shall have become untrue or incorrect, in either case such that the condition contained in Section 7.2(b) would be incapable of satisfaction; or

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(B)	SGE is in material default of a covenant or obligation hereunder such that the condition contained in Section 7.2(a) would be incapable of satisfaction; or

(ii)	there is a SGE Material Adverse Effect.

(d)	Termination By SGE. This Agreement may be terminated by SGE at any time prior to the Effective Time if:

(i)	subject to Section 6.3, and provided that SGE is not then in material breach of its obligations under this Agreement:

(A)	any representation or warranty of FG Québec under this Agreement is materially untrue or incorrect, or shall have become untrue or incorrect, in either case such that the condition contained in Section 7.3(b) would be incapable of satisfaction; or

(B)	FG Québec is in material default of a covenant or obligation hereunder such that the condition contained in Section 7.3(a) would be incapable of satisfaction; or

(ii)	there is a Fundamental Global Material Adverse Effect.

6.3	Notice and Cure Provisions

(a)	Each of SGE and FG Québec shall give prompt notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of this Agreement and the Effective Time of any event or state of facts which occurrence or failure would, or would be likely to:

(i)	cause any of the representations or warranties of either Party contained herein to be untrue or inaccurate in any material respect on the date hereof or at the Effective Time; or

(ii)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by either Party hereunder prior to the Effective Time.

(b)	FG Québec shall not exercise its right to terminate this Agreement pursuant to Section 6.2(c)(i) and SGE may not exercise its right to terminate this Agreement pursuant to Section 6.2(d)(i) unless the Party seeking to terminate the Agreement shall have delivered a written notice to the other Party specifying in reasonable detail all breaches of covenants, representations and warranties or other matters that the Party delivering such notice is asserting as the basis for the termination right. If any such notice is delivered, provided that a Party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may exercise such termination right, until the date that is twenty (20) business days following receipt of such notice by the Party to whom the notice was delivered, if such matter has not been cured by such date. If such notice has been delivered prior to the date of the SGE Meeting, such meeting shall, unless the Parties agree otherwise, be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein). If such notice has been delivered prior to the filing of the relevant documents in accordance with the BCBCA pursuant to Section 2.7(b), such filing shall be postponed until two business days after the expiry of such period.

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6.4	Effect of Termination

If this Agreement is terminated in accordance with Section 6.2, this Agreement shall forthwith become void and of no further force or effect and no Party shall have any further obligations or liability hereunder except as provided in the last sentence of Section 5.5, Sections 8.1, 8.4, 8.8, 8.9, 8.12 and 8.14 and this Section 6.4 and as otherwise expressly contemplated hereby. For greater certainty, and notwithstanding anything in this Agreement to the contrary, nothing contained in this Section 6.4 or otherwise in this Agreement shall relieve any Party from liability (including damages for loss of economic benefits (including lost synergies), as applicable) for any deliberate breach of any provision of this Agreement.

6.5	Amendment

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the SGE Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, and any such amendment may, subject to the Interim Order and Final Order and applicable Laws, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

(c)	modify any of the conditions precedent referred to in Article 7 or any of the covenants herein contained or modify performance of any of the obligations of the parties.

6.6	Waiver

Either SGE or FG Québec may:

(a)	waive, in whole or in part, any inaccuracy of any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto,

(b)	extend the time for the performance of any of the obligations or acts of the other Party;

(c)	waive any of the covenants herein contained for its benefit or waive any of the obligations of the other Party; and

(d)	waive the fulfillment of any condition to its own obligations contained herein, only to the extent the fulfillment of such condition are intended for its benefit.

Article 7
CONDITIONS

7.1	Mutual Conditions Precedent

The obligations of the Parties to complete the Arrangement are subject to the satisfaction or waiver by SGE and FG Québec on or before the Effective Date of each of the following conditions, which are for the mutual benefit of each of SGE and FG Québec and which may only be waived, in whole or in part, by the mutual consent of each of SGE and FG Québec:

(a)	if required by any relevant Governmental Authority or by applicable Law, the Arrangement and this Agreement shall have been approved by the shareholders of Fundamental Global in accordance with such requirement or requirements;

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(b)	the Interim Order shall have been obtained in form and substance satisfactory to each of SGE and FG Québec, each acting reasonably, and shall not have been set aside or modified in a manner unacceptable to either SGE or FG Québec, each acting reasonably, on appeal or otherwise;

(c)	the Arrangement Resolution, in form and substance acceptable to SGE and FG Québec, each acting reasonably, shall have been approved at the SGE Meeting by not less than the Required Vote, in accordance with the Interim Order;

(d)	the Final Order shall have been obtained in form and substance satisfactory to each of SGE and FG Québec, each acting reasonably, and shall not have been set aside or modified in any manner unacceptable to either SGE and FG Québec, each acting reasonably, on appeal or otherwise;

(e)	no applicable Law shall have been enacted or made (and no applicable Law shall have been amended) that makes consummation of the Arrangement illegal or that prohibits or otherwise restrains (whether temporarily or permanently) SGE and FG Québec from consummating the Arrangement or any of the other Arrangement;

(f)	all Regulatory Approvals shall have been obtained, received or concluded; and

(g)	this Agreement shall not have been terminated in accordance with its terms.

7.2	Additional Conditions Precedent to the Obligations of FG Québec

The obligation of FG Québec to complete the Arrangement shall be subject to the satisfaction or waiver by FG Québec, on or before the Effective Date, of each of the following conditions, which are for the exclusive benefit of FG Québec and which may only be waived, in whole or in part, by FG Québec:

(a)	all covenants of SGE under this Agreement to be performed on or before the Effective Date shall have been duly performed by SGE in all material respects, and SGE shall have provided FG Québec with a certificate, addressed to FG Québec and dated as of the Effective Date, signed on behalf of SGE by two of its senior executive officers certifying such performance as of the Effective Date;

(b)	the representations and warranties of SGE set forth in this Agreement shall be true and correct in all respects, without regard to any materiality or SGE Material Adverse Effect qualifications contained in them, of the Effective Time with the same force and effect as if made on and as of the Effective Date (except (i) to the extent such representations and warranties speak as of an earlier date, the accuracy of which shall be determined as of such earlier date, or (ii) as affected by the Arrangement), except where any failure or failures of any such representations and warranties to be so true and correct in all respects would not, individually or in the aggregate, result in a SGE Material Adverse Effect, and SGE shall have provided FG Québec with a certificate, addressed to FG Québec and dated as of the Effective Date, signed on behalf of SGE by two of its senior executive officers certifying such accuracy as of the Effective Date;

(c)	between the date hereof up to and including the Effective Date, there shall not have occurred any fact, development, circumstance, change, matter, action, condition, event or occurrence that, individually or in the aggregate with all other facts, circumstances, changes, matters, actions, conditions, events or occurrences, has had, or would reasonably be expected to have a SGE Material Adverse Effect;

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(d)	the aggregate number of Common Shares held, directly or indirectly, by SGE Shareholders who have properly exercised Dissent Rights in connection with the Arrangement shall not exceed five percent (5%) of the outstanding Common Shares;

(e)	all requisite third party and other consents, waivers, permits, exemptions, orders and approvals that FG Québec may reasonably consider to be necessary or desirable in connection with the consummation of the Arrangement shall have been obtained or received in form and substance satisfactory to FG Québec, acting reasonably, and reasonable evidence of such receipt shall have been delivered to FG Québec, except where the failure to obtain or receive any such consent, waiver, permit, exemption, order or approval would not reasonably be expected to result in a SGE Material Adverse Effect.

(f)	SGE shall have delivered a properly executed certification, dated as of the Closing Date, that meets the requirements of U.S. Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that Strong Technical Services, Inc., a Nebraska corporation, is not and has not been a “United States real property holding corporation” (as defined in Section 897(c)(2) of the Code).

7.3	Additional Conditions Precedent to the Obligations of SGE

The obligation of SGE to complete the Arrangement shall be subject to the satisfaction or waiver by SGE on or before the Effective Date of each of the following conditions, which are for the exclusive benefit of SGE and which may only be waived, in whole or in part, by SGE:

(a)	all covenants of FG Québec under this Agreement to be performed on or before the Effective Date shall have been duly performed by FG Québec in all material respects, and FG Québec shall have provided SGE with a certificate, addressed to SGE and dated as of the Effective Date, signed on behalf of FG Québec by two of its senior executive officers certifying such performance as of the Effective Date;

(b)	the representations and warranties of FG Québec set forth in this Agreement shall be true and correct in all respects, without regard to any materiality or Fundamental Global Material Adverse Effect qualifications contained in them, of the Effective Time with the same force and effect as if made on and as of the Effective Date (except (i) to the extent such representations and warranties speak as of an earlier date, the accuracy of which shall be determined as of such earlier date, or (ii) as affected by the Arrangement), except where any failure or failures of any such representations and warranties to be so true and correct in all respects would not, individually or in the aggregate, result in a Fundamental Global Material Adverse Effect, and FG Québec shall have provided SGE with a certificate, addressed to SGE and dated as of the Effective Date, signed on behalf of FG Québec by two of its senior executive officers certifying such accuracy as of the Effective Date;

(c)	between the date hereof up to and including the Effective Date, there shall not have occurred any fact, development, circumstance, change, matter, action, condition, event or occurrence that, individually or in the aggregate with all other facts, circumstances, changes, matters, actions, conditions, events or occurrences, has had, or would reasonably be expected to have a Fundamental Global Material Adverse Effect; and

(d)	FG Québec shall have complied with its obligations under Section 2.9.

7.4	Satisfaction of Conditions

The conditions precedent set out in Section 7.1, Section 7.2 and Section 7.3 shall be conclusively deemed to have been satisfied, waived or released on Closing.

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Article 8
GENERAL PROVISIONS

8.1	Privacy

Each Party shall comply with applicable privacy Laws in the course of collecting, using and disclosing personal information about an identifiable individual in connection with the transactions contemplated herein (the “Transaction Personal Information”). Each Party shall not disclose Transaction Personal Information of the other Party to any person other than to its advisors who are evaluating and advising on the transactions contemplated by this Agreement. FG Québec completes the transactions contemplated by this Agreement, FG Québec shall not, following the Effective Date, without the consent of the individuals to whom Transaction Personal Information of SGE relates or as permitted or required by applicable Law, use or disclose such Transaction Personal Information:

(a)	for purposes other than those for which such Transaction Personal Information was collected by SGE prior to the Effective Date; and

(b)	which does not relate directly to the carrying on of SGE’s business or to the carrying out of the purposes for which the transactions contemplated by this Agreement were implemented.

Each Party shall protect and safeguard the Transaction Personal Information of the other Party against unauthorized collection, use or disclosure. Each Party shall cause its advisors to observe the terms of this Section and to protect and safeguard Transaction Personal Information of the other Party in their possession. If this Agreement is terminated, each Party shall promptly deliver to the other Party all Transaction Personal Information of the other Party in its possession or in the possession of any of its advisors, including all copies, reproductions, summaries or extracts thereof.

8.2	Public Notices

All public notices to third parties and all other publicity concerning the matters contemplated by this Agreement shall be jointly planned and coordinated by the Parties and no Party shall act unilaterally in this regard without the prior written approval of the other Parties, such approval not to be unreasonably withheld, conditioned or delayed, except to the extent that the Party making such notice is required to do so by applicable Laws in circumstances where prior consultation with the other Parties is not practicable, provided concurrent notice to the other Parties is provided.

8.3	Notices to Parties

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by e-mail transmission, or as of the following business day if sent by prepaid overnight courier, to the Parties at the following addresses (or at such other addresses as shall be specified by either Party by notice to the other given in accordance with these provisions):

(a)	if to FG Québec:

[Redacted]

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with a copy to (which shall not constitute notice):

Holland & Hart LLP
555 17th Street
Denver, Colorado 80202

Attention: Amy Bowler
Email: ABowler@hollandhart.com

(b)	if to SGE:

[Redacted]

with a copy to (which shall not constitute notice):

Gowling WLG (Canada) LLP
550 Burrard Street, Suite 2300, Bentall 5
Vancouver, British Columbia
V6C 2B5

Attention: Cyndi Laval
E-Mail: Cyndi.Laval@gowlingwlg.com

8.4	Governing Law

This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and shall be construed and treated in all respects as a British Columbia contract.

8.5	Further Assurances

Each Party shall use commercially reasonable efforts do all such things and provide reasonable assurances as may be required to consummate the Arrangement, and each Party shall provide such further documents or instruments as reasonably required by any other Party as necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Time.

8.6	Expenses

Except as otherwise specifically provided in this Agreement, each Party to this Agreement shall pay its respective legal, accounting and other professional advisory fees, costs and expenses incurred in connection with the negotiation, preparation or execution of this Agreement, and all documents and instruments executed or delivered pursuant to this Agreement, as well as any other costs and expenses incurred.

8.7	Injunctive Relief

The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to specific performance, an injunction or injunctions and other equitable relief to prevent breaches of this Agreement, any requirement for the securing or posting of any bond in connection with the obtaining of such specific performance or any such injunctive or other equitable relief hereby being waived. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties.

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8.8	Entire Agreement

This Agreement constitutes the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof. There are no other covenants, agreements, representations, warranties, conditions, whether direct or collateral, express or implied, that form part of or affect this Agreement except as otherwise provided in this Agreement. The execution of this Agreement has not been induced by, nor do any of the Parties rely upon or regard as material, any representations, promises, agreements or statements not incorporated into this Agreement including any documents or information in any due diligence examinations and data reviews. This Agreement shall not be amended, added to or qualified except by written agreement signed by all of the Parties.

8.9	Assignment and Enurement

FG Québec may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, its wholly-owned subsidiary, provided that if such assignment and/or assumption takes place, FG Québec shall continue to be liable jointly and severally with such subsidiary for all of its obligations hereunder and such subsidiary shall remain at all times up to and including the Effective Date a wholly-owned subsidiary of FG Québec. This Agreement shall not be otherwise assignable by any Party without the prior written consent of the other party hereto. This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors and permitted assigns.

8.10	No Liability

No director or officer of FG Québec shall have any personal liability whatsoever to SGE under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of FG Québec. No director or officer of SGE shall have any personal liability whatsoever to FG Québec under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of SGE. Except with respect to Section 5.6, this Agreement will not benefit or create any right or cause any action in or on behalf of any person other than the Parties hereto and no person other than the Parties hereto will be entitled to rely on the provisions hereof.

8.11	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

8.12	Waiver

Except as otherwise expressly set forth herein, no waiver of any provision of this Agreement shall be binding unless it is in writing. No indulgence or forbearance by a Party shall constitute a waiver of such Party’s right to insist on performance in full and in a timely manner of all covenants in this Agreement. Waiver of any provision shall not be deemed to waive the same provision thereafter, or any other provision of this Agreement, at any other time.

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8.13	No Third Party Beneficiaries

Except for (a) the rights of the SGE Shareholders to receive the consideration for their Common Shares following the Effective Time pursuant to the Arrangement, which rights are hereby acknowledged and agreed by FG Québec, (b) as provided in Section 5.5, and (c) with respect to Fundamental Global, who shall be a third-party beneficiary of this Agreement with rights to enforce the terms hereof, this Agreement is not intended to confer any rights or remedies upon any person other than the Parties to this Agreement. FG Québec appoints SGE as the trustee and agent for the individuals specified in Section 5.6 with respect to the covenants and agreements in Section 5.6 and SGE accepts such appointment.

8.14	Rules of Construction

The Parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.

8.15	Counterparts; Execution

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Signature page to follow]

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IN WITNESS WHEREOF SGE, Subco and FG Québec have caused this Agreement to be executed as of the date first written above.

FG HOLDINGS QUÉBEC INC.

By:	/s/ Mark D. Roberson
Authorized Signatory

STRONG GLOBAL ENTERTAINMENT, INC.

By:	/s/ Todd R. Major
Authorized Signatory

1483530 B.C. LTD.

By:	/s/ Mark D. Roberson
Authorized Signatory

Schedule “A”

[Included as Annex A-1 to this joint proxy statement/prospectus.]

Schedule “B”

Arrangement Resolution

[***]

Schedule “C”

Regulatory Approvals

[***]

ANNEX B – FAIRNESS OPINION

May 30, 2024

Board of Directors

Strong Global Entertainment, Inc.

5960 Fairview Road, Suite 275

Charlotte, NC 28210

Members of the Board of Directors:

We understand Strong Global Entertainment, Inc. (the “Company” or “SGE”) and Fundamental Global Inc. (“FGF”) are proposing to enter into a Arrangement Agreement (the “Agreement”) which outlines the terms of the transaction involving SGE and FGF (the “Transaction”). Pursuant to the Agreement, each share of Class A common stock, no par value, of SGE (“SGE Common Stock”) issued and outstanding immediately prior to the effective time of the Transaction will be exchanged for a certain number of shares of common stock, par value $0.001 per share, of FGF (“FGF Common Stock”). As provided by management of the Company (“Management”) and pursuant to the Agreement, each share of SGE Common Stock will be exchanged for 1.50 shares of FGF Common Stock (the “Exchange Ratio”).

Intrinsic LLC (“Intrinsic”, “we” or “our”) has been requested by the Company’s Board of Directors (the “Board”) to render our opinion to and for the sole benefit of the Board as to the fairness from a financial point of view, as of the date hereof, to the holders of SGE Common Stock of the Exchange Ratio provided for in the Transaction. Our opinon does not address any other aspects of the Transaction.

In rendering our opinon, we:

(i)	reviewed the draft Agreement as provided to us on or about May 29, 2024, which is understood to be in substantially final form;

(ii)	discussed with senior management of SGE the terms of the Transaction;

(iii)	reviewed and analyzed certain audited and unaudited financial and other data for SGE, FGF, the legacy operations of FG Financial Group, Inc. (“Legacy FGF”), the legacy operations of FG Group Holdings Inc. (“Legacy FGH”), FireFly Systems Inc. (“FireFly”), and GreenFirst Forest Products Inc. (“GFP”), as well as commercial real estate in Alpharetta, Georgia and Joliette, Quebec, Canada. Each of SGE, FGF, Legacy FGF, Legacy FGH, FireFly, and GFP are a “Subject Company” and collectively are the “Subject Companies”;

(iv)	reviewed expense forecasts of Legacy FGH as provided to us on or about November 2, 2023, and subsequently reiterated by SGE’s management on or about April 26, 2024, covering the fiscal years ending December 31, 2024 through December 31, 2028;

(v)	reviewed forecasts of FireFly provided to us on or about November 22, 2023, and subsequently reiterated by SGE’s Management on or about April 26, 2024, covering the calendar years ending December 31, 2024 through calendar year ending December 31, 2027;

(vi)	discussed with senior management of SGE potential cost savings as a result of the Transaction;

(vii)	conducted discussions with members of the senior management of SGE with respect to the business, operations, assets, liabilities, prospects and financial condition and outlook of SGE;

(viii)	conducted discussions with members of the senior management of FGF with respect to the business, operations, assets, liabilities, prospects and financial condition and outlook of the Subject Companies;

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(ix)	reviewed certain publicly available financial data and other information for companies that we deemed comparable to certain Subject Companies;

(x)	reviewed the financial terms, to the extent publicly available, of selected precedent transactions deemed to be relevant and comparable to certain Subject Companies;

(xi)	conducted such other financial studies, analyses and investigations and considered such other information as we deemed appropriate; and

(xii)	reviewed a management representation letter addressed to Intrinsic from Management addressing the accuracy and completion of information provided to Intrinsic.

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished or otherwise made available to us by Management (including any materials prepared by third parties and provided to Intrinsic by or on behalf of Management), discussed with us by or on behalf of Management, or reviewed by us, or that was publicly available, and we do not assume any responsibility for or with respect to such data, material, or other information. We have not been requested to, and have not performed an independent evaluation, physical inspection or appraisal of any of the assets or liabilities (contingent or otherwise) of the Subject Companies. We have further relied upon Management’s representations that Management is not aware of any facts or circumstances that would make such information inaccurate or misleading. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which a Subject Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which a Subject Company is or may be a party or is or may be subject. In relying on the financial analyses and forecasts provided to us, we have assumed, with your consent, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the respective Subject Company’s management as to the future financial performance of such Subject Company, and we assume no responsibility for and express no view as to such analyses and forecasts or the assumptions on which they are based. We have further relied on the assurances of Management that they are unaware of any facts that would make such business prospects and financial outlook incomplete or misleading.

We have also assumed that the Agreement will conform in all material respects to the latest available drafts reviewed by us; that the Transaction will be consummated in a timely manner and in accordance with the terms set forth in the Agreement and discussed with Management without waiver, modification, or amendment of any material term, condition or agreement; and that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on FGF, SGE, the Subject Companies, or on the contemplated benefits of the Transaction.

We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Subject Companies since the dates of the most recent financial statements and other information, financial or otherwise, provided to us, in each case that would be material to our analysis for this opinion.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and information available to us as of, the date hereof. We have not undertaken to update, reaffirm, revise or withdraw this opinion or otherwise comment upon any events occurring or coming to our attention after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

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Our opinion addresses solely the fairness from a financial point of view, as of the date hereof, to the holders of SGE Common Stock of the Exchange Ratio provided for in the Transaction and does not address any other terms or agreement relating to the Transaction or any other matters pertaining to the Company. We were not authorized, and did not, (i) solicit other potential parties with respect to the Transaction or any alternatives to the Transaction or any related transaction with the Company; (ii) negotiate the terms of the Transaction or any related transaction; or (iii) advise the Board or any other party or entity with respect to alternatives to the Transaction or any related transaction.

We will receive a fee for our services in connection with this opinion. Our fee was payable at the commencement of our engagement and was paid shortly following the time that we notified the Board that we were in a position to render this opinion. No portion of our fee is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement.

Aside from the fee for our services in connection with this opinion, Intrinsic does not have an interest in FGF or SGE, or otherwise in the Transaction. During the last two years, Intrinsic has not provided any services to the Company for which it received compensation: however, during the two-year period prior to the date hereof, Intrinsic has received fees for financial advisory services provided to affiliates of FGF, including the Board of Directors of FG Group Holdings Inc.

Certain employees of Intrinsic have personal investments in SGE, FGF or publicly traded securities that share similar directors and/or executives with SGE or FGF. Upon being notified of the possible receipt of material, non-public information by the Board, Intrinsic notified its employees that they and members of their household were restricted from trading in the securities of SGE and FGF, as well as any securities related to FGF, until otherwise notified in writing that trading restrictions have been lifted. Intrinsic’s employees may transact in SGE, FGF or publicly traded securities that share similar directors and/or executives with SGE or FGF following the written notification of Intrinsic that trading restrictions have been lifted.

This opinion is furnished solely for the use and benefit of the Board (solely in its capacity as such) in connection with its consideration of the Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, for any other purpose, without our express, prior written consent. This opinion should not be construed as creating any fiduciary duty on our part to any party. This opinion is not intended to be, and does not constitute, a recommendation to the Board, any security holder or any other person or entity as to how to act or vote with respect to any matter relating to the Transaction. This opinion is not to be used, circulated, quoted or otherwise referred to (either in its entirety or through excerpts or summaries) for any other purposes, unless you have received our prior written approval. Notwithstanding the foregoing, this opinion may be included in its entirety, as well as a summary thereof, including detail on the analyses undertaken by Intrinsic, in any proxy statement/prospectus distributed to stockholders of the Company in connection with the Transaction or other document required by law or regulation to be filed with the Securities and Exchange Commission (including a Form S-4 Registration Statement), and you may summarize or otherwise reference the existence of this opinion in any such documents, provided that any such summary or reference language shall also be subject to our prior approval.

This opinion does not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice, and does not address or express an opinion regarding: (i) the underlying business decision of the Board or the Company’s security holders to proceed with or effect the Transaction; (ii) the fairness of any portion or aspect of the Transaction not expressly addressed in this opinion; (iii) the fairness of any portion or aspect of the Transaction to the creditors or other constituencies of the Company other than those set forth in the opinion; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage; (v) the tax or legal consequences of the Transaction to either the Company or its security holders; (vi) how any security holder should act or vote, as the case may be, with respect to the Transaction; (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Transaction under any applicable laws relating to bankruptcy, insolvency or similar matters; (viii) future price or value of the SGE Common Stock or any other equity interests in the Company or any assets of the Company; or (ix) the fairness of the amount or nature of the compensation to any of the Company’s officers, directors, or employees relative to the compensation to the other security holders of the Company. This opinion has been approved by the Opinions Committee of Intrinsic.

Based on our experience as valuation experts, and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair, from a financial point of view, to the common stockholders of the Company.

Very Truly Yours,

Intrinsic LLC
Intrinsic LLC
www.intrinsicfirm.com

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ANNEX C – Sections 237 – 247 OF THE BCBCA

Definitions and application

237 (1)In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)the court orders otherwise, or

(b)in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1)A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)under section 260, in respect of a resolution to alter the articles

(i)to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

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(iii)without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)in respect of any other resolution, if dissent is authorized by the resolution;

(h)in respect of any court order that permits dissent.

(1.1)A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2)A shareholder wishing to dissent must

(a)prepare a separate notice of dissent under section 242 for

(i)the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

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Waiver of right to dissent

239 (1)A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)provide to the company a separate waiver for

(i)the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)identify in each waiver the person on whose behalf the waiver is made.

(3)If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1)If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)a copy of the proposed resolution, and

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(b)a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)a copy of the proposed resolution, and

(b)a statement advising of the right to send a notice of dissent.

(3)If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)a copy of the resolution,

(b)a statement advising of the right to send a notice of dissent, and

(c)if the resolution has passed, notification of that fact and the date on which it was passed.

(4)Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)a copy of the entered order, and

(b)a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1)A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

C-4

(b)if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)the date on which the shareholder learns that the resolution was passed, and

(ii)the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)the names of the registered owners of those other shares,

(ii)the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

C-5

(c)if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)the name and address of the beneficial owner, and

(ii)a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1)A company that receives a notice of dissent under section 242 from a dissenter must,

(a)if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)the date on which the company forms the intention to proceed, and

(ii)the date on which the notice of dissent was received, or

(b)if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)A notice sent under subsection (1) (a) or (b) of this section must

(a)be dated not earlier than the date on which the notice is sent,

(b)state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1)A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)the certificates, if any, representing the notice shares, and

(c)if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

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(2)The written statement referred to in subsection (1) (c) must

(a)be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)the names of the registered owners of those other shares,

(ii)the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)that dissent is being exercised in respect of all of those other shares.

(3)After the dissenter has complied with subsection (1),

(a)the dissenter is deemed to have sold to the company the notice shares, and

(b)the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1)A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)promptly pay that amount to the dissenter, or

(b)if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

C-7

(a)determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)make consequential orders and give directions it considers appropriate.

(3)Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)the company is insolvent, or

(b)the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

C-8

(b)the resolution in respect of which the notice of dissent was sent does not pass;

(c)the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)the notice of dissent is withdrawn with the written consent of the company;

(i)the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

C-9

FINANCIAL STATEMENTS

The FGH financial statements, which are now the historical audited financial statements of the Company following the consummation of the FGF Merger, contained in FG’s Current Report on Form 8-K, as filed with the SEC on June 20, 2024, are included in the Financial Statements Annex to this proxy statement/prospectus.

The FG financial statements contained in FG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as filed with the SEC on May 17, 2024, are included in the Financial Statements Annex this proxy statement/prospectus.

The SGE financial statements contained in (i) the SGE Annual Report on Form 10-K for the year ended December 31, 2023, as filed, and (ii) SGE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as filed with the SEC on May 14, 2024, are included in the Financial Statements Annex this proxy statement/prospectus.

F-1

FUNDAMENTAL GLOBAL INC.

FINANCIAL STATEMENTS ANNEX TO AMENDMENT NO. 1 TO FORM S-4 REGISTRATION STATEMENT

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors

Fundamental Global Inc. (as the sole stockholder of FG Group Holdings Inc.)

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of FG Group Holdings Inc. (formerly, Ballantyne Strong, Inc.) (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the years then ended, and the related notes (collectively, the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2023 and 2022, and the consolidated results of its operations and its cash flows for each of the years then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matters

As summarized in Note 1 to the consolidated financial statements, the Company has historically conducted a large portion of its operations primarily through its Strong Entertainment operating segment. Strong Global Entertainment, Inc. become a standalone publicly traded company in May 2023 (the “Separation”). Following the Separation, the Company continues to be the majority shareholder of Strong Global Entertainment, Inc. and as a result, the financial results of Strong Global Entertainment, Inc. are presented on a consolidated basis in the consolidated financial statements.

As summarized in Note 3 to the consolidated financial statements, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios, Inc. and Unbounded Media Corporation (collectively, the “Content Business”) and authorized management to proceed with such plan. As a result, the Content Business has been presented as discontinued operations for all periods presented in the consolidated financial statements.

As summarized in Note 18 to the consolidated financial statements, on February 29, 2024, the Company completed a merger transaction and became a wholly owned subsidiary of Fundamental Global Inc. In connection therewith, the Company filed with the SEC a certification on Form 15 requesting the deregistration of its common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s obligations under Sections 13 and 15(d) of the Exchange Act.

Our opinion is not modified with respect to these matters.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

F-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Revenue Recognition

Critical Audit Matter Description

The Company recognizes revenue upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company may enter into contracts to sell their products and services that contain non-standard terms and conditions and multiple performance obligations. For such contracts, significant judgment may be required to determine the appropriate accounting, including the identification of all performance obligations, determination of when performance obligations are distinct and when they should be combined, allocation of the transaction price among performance obligations in the arrangement, and the timing of the transfer of control of promised products or services.

Our assessment of management’s evaluation of the appropriate accounting for revenue recognition is significant to our audit because the revenue amounts are material to the consolidated financial statements, the Company earns revenues from a variety of products and services, management’s assessment process involves significant judgment, and the application of U.S. generally accepted accounting principles in this area are complex.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures related to the Company’s revenue recognition for customer contracts included the following:

●	We obtained an understanding of management’s significant accounting policies related to revenue from contracts with customers, and we evaluated such policies for compliance with U.S. generally accepted accounting principles.
●	We tested management’s identification of performance obligations and its assessment of whether or not the performance obligations are distinct.
●	We evaluated the reasonableness of management’s estimate of stand-alone selling prices for products and services and the allocation of the transaction price among the identified performance obligations.
●	We tested the mathematical accuracy of management’s calculations of revenue and the related timing of revenue recognized in the consolidated financial statements.
●	We selected a sample of revenue transactions for each of the Company’s significant revenue streams, obtained the related customer agreement and performed the following procedures for each selection:

o	Examined source documents, including master agreements, customer purchase orders, shipping documents and/or other evidence of delivery, and other documentation to corroborate the arrangement with the customer.
o	Tested management’s identification and treatment of key contract terms for compliance with the Company’s revenue recognition policies.
o	Assessed the terms in the customer arrangement and evaluated the appropriateness of management’s application of the Company’s accounting policies, including its use of estimates, in the determination of revenue recognition amounts.

F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Accounting for Equity Investments

Critical Audit Matter Description

The Company’s equity investments comprise a significant portion of its total assets as of December 31, 2023, and management uses several methods of accounting to determine the appropriate accounting for each of its holdings based on management’s evaluation of current facts and circumstances. Significant judgment is required to determine if or when the Company has significant influence, or a controlling interest, with respect to an investee. Also, it is inherently difficult to assess the financial position, financial performance and valuation of entities that are privately held.

Our assessment of management’s determination of the appropriate accounting method and resulting valuations for the Company’s equity investments is significant to our audit because equity investments are material to the consolidated financial statements and management’s assessment process involves significant judgment.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures related to the Company’s equity investments included the following:

●	We obtained an understanding of management’s significant accounting policies related to equity investments, and we evaluated such policies for compliance with U.S. generally accepted accounting principles.
●	We corroborated the existence of each of the Company’s equity investments and evaluated management’s determination of the appropriate accounting method for each investment (i.e., fair value, equity method, cost plus) based on current facts and circumstances.
●	We tested management’s application of the applicable accounting method to each investment, as well as management’s assessment of potential impairment to determine the accuracy of reported balances.
●	For material purchases, exchanges or disposition of equity securities, we performed the following procedures:

o	Examined source documents corroborating the transactions, including agreements, disbursement records, brokerage statements and bank statements.
o	Recalculated related gains and losses.
o	Assessed the impact of the transaction on the accounting method used by management to account for the investment.

●	For each applicable investment, we reviewed management’s consideration of the applicability of variable interest entity guidance.

HASKELL & WHITE LLP

We have served as the Company’s auditor since 2019.

Irvine, California

May 17, 2024

F-5

FG Group Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands, except par values)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$6,644	$3,789
Accounts receivable, net	6,477	6,167
Inventories, net	4,079	3,389
Assets of discontinued operations	940	3,167
Other current assets	1,220	3,205
Total current assets	19,360	19,717
Property, plant and equipment, net	12,220	12,649
Operating lease right-of-use assets	371	310
Finance lease right-of-use assets	1,258	666
Equity holdings	28,021	37,522
Goodwill	903	882
Other assets	10	7
Total assets	$62,143	$71,753

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,667	$4,371
Accrued expenses	3,542	3,366
Short-term debt	4,732	2,510
Current portion of long-term debt	457	216
Current portion of operating lease obligations	206	116
Current portion of finance lease obligations	268	117
Deferred revenue and customer deposits	1,336	1,787
Liabilities of discontinued operations	1,392	1,805
Total current liabilities	15,600	14,288
Operating lease obligations, net of current portion	215	257
Finance lease obligations, net of current portion	1,015	550
Long-term debt, net of current portion and deferred debt issuance costs, net	5,004	5,004
Deferred income taxes	3,200	4,851
Other long-term liabilities	102	105
Total liabilities	25,136	25,055

Commitments, contingencies and concentrations (Note 16)

Stockholders’ equity:
Preferred stock, par value $.01 per share; authorized 1,000 shares, none outstanding	-	-
Common stock, par value $.01 per share; authorized 50,000 shares; issued 22,503 and 22,264 shares at December 31, 2023 and December 31, 2022, respectively; outstanding 19,709 and 19,470 shares at December 31, 2023 and December 31, 2022, respectively	225	223
Additional paid-in capital	55,856	53,882
Retained earnings	2,336	16,437
Treasury stock, 2,794 shares at cost	(18,586)	(18,586)
Accumulated other comprehensive loss	(4,682)	(5,258)
Total FG Group Holdings shareholders’ equity	35,149	46,698
Equity attributable to non-controlling interest	1,858	-
Total stockholders’ equity	37,007	46,698
Total liabilities and stockholders’ equity	$62,143	$71,753

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm

F-6

FG Group Holdings Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except par values)

	Years Ended December 31,
	2023	2022
Net product sales	$30,776	$30,119
Net service revenues	12,552	10,204
Total net revenues	43,328	40,323
Total cost of products	22,871	22,729
Total cost of services	8,893	6,762
Total cost of revenues	31,764	29,491
Gross profit	11,564	10,832
Selling and administrative expenses:
Selling	2,216	2,252
Administrative	12,802	9,911
Total selling and administrative expenses	15,018	12,163
Gain (loss) on disposal of assets	5	(474)
Loss from operations	(3,449)	(1,805)
Other income (expense):
Interest expense, net	(690)	(340)
Foreign currency transaction (loss) gain	(402)	264
Unrealized loss on equity holdings	(6,176)	(4,468)
Other income (expense), net	3,537	(180)
Total other expense	(3,731)	(4,724)
Loss before income taxes and equity method holding loss	(7,180)	(6,529)
Income tax benefit (expense)	660	(473)
Equity method holding (loss) income	(3,261)	403
Net loss from continuing operations	(9,781)	(6,599)
Net loss from discontinued operations	(4,860)	(555)
Net loss	(14,641)	(7,154)
Net loss attributable to non-controlling interest	(564)	-
Net loss attributable to FG Group Holdings	$(14,077)	$(7,154)

Basic and diluted net loss per share:
Continuing operations	$(0.50)	$(0.34)
Discontinued operations	(0.25)	(0.03)
Total	$(0.75)	$(0.37)

Weighted-average shares used in computing net loss per share:
Basic	19,574	19,293
Diluted	19,574	19,293

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

F-7

FG Group Holdings Inc. and Subsidiaries

Consolidated Statements of Comprehensive Loss

(In thousands)

	Years Ended December 31,
	2023	2022
Net loss	$(14,641)	$(7,154)
Adjustment to postretirement benefit obligation
Prior service credit	(24)	(24)
Net actuarial gain	7	5
Total adjustment to postretirement benefit obligation	(17)	(19)
Removal of unrealized gain on available-for sale securities of equity method holding	-	(121)
Currency translation adjustment:
Unrealized net change arising during year	593	(1,370)
Total other comprehensive income (loss)	576	(1,510)
Comprehensive loss	(14,065)	(8,664)
Comprehensive loss attributable to non-controlling interest	(564)	-
Comprehensive loss attributable to FG Group Holdings	$(13,501)	$(8,664)

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

F-8

FG Group Holdings Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

Years Ended December 31, 2023 and 2022

($ and shares in thousands)

	Common Stock (Shares)	Common Stock ($)	Additional Paid-In Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Loss	Total FG Group Holdings Stockholders’ Equity	Non- Controlling Interest	Total Stockholders’ Equity
Balance at December 31, 2021	21,286	$213	$50,807	$23,591	$(18,586)	$(3,748)	$52,277	$-	$52,277
Net loss	-	-	-	(7,154)	-	-	(7,154)	-	(7,154)
Net other comprehensive loss	-	-	-	-	-	(1,510)	(1,510)	-	(1,510)
Vesting of restricted stock	217	2	(28)	-	-	-	(26)	-	(26)
Issuance of common stock	761	8	2,342	-	-	-	2,350	-	2,350
Issuance of warrants	-	-	109	-	-	-	109	-	109
Stock-based compensation expense	-	-	652	-	-	-	652	-	652
Balance at December 31, 2022	22,264	$223	$53,882	$16,437	$(18,586)	$(5,258)	$46,698	$-	$46,698
Cumulative effect of adoption of accounting principle	-	-	-	(24)	-	-	(24)	-	(24)
Net loss	-	-	-	(14,077)	-	-	(14,077)	(564)	(14,641)
Net other comprehensive loss	-	-	-	-	-	576	576	-	576
Vesting of restricted stock	239	2	(2)	-	-	-	-	-	-
Payments of withholding taxes for net share settlement of equity awards	-	-	(147)	-	-	-	(147)	-	(147)
Issuance of SGE common stock in connection with acquisition of ICS	-	-	147	-	-	-	147	46	193
Issuance of SGE common stock in connection with acquisition of Unbounded	-	-	924	-	-	-	924	270	1,194
IPO of Strong Global Entertainment, Inc. and issuance of Landmark warrant, net of costs	-	-	1,341	-	-	-	1,341	212	1,553
Non-controlling interest allocation	-	-	(1,894)	-	-	-	(1,894)	1,894	-
Stock-based compensation expense	-	-	1,605	-	-	-	1,605	-	1,605
Balance at December 31, 2023	22,503	$225	$55,856	$2,336	$(18,586)	$(4,682)	$35,149	$1,858	$37,007

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

F-9

FG Group Holdings Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Years Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss from continuing operations	$(9,781)	$(6,599)
Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities:
Recovery of doubtful accounts	(62)	(30)
(Benefit from) provision for obsolete inventory	(35)	49
Provision for warranty	347	303
Depreciation and amortization	1,136	1,397
Amortization and accretion of operating leases	290	195
Equity method holding loss (income)	3,261	(403)
Unrealized loss on equity holdings	6,176	4,468
Adjustment to promissory note in connection with prepayment	-	202
Loss on disposal of assets	-	474
Deferred income taxes	(1,137)	(653)
Stock-based compensation expense	1,605	652
Changes in operating assets and liabilities:
Accounts receivable	2,207	(1,614)
Inventories	39	(309)
Current income taxes	140	329
Other assets	511	2,235
Accounts payable and accrued expenses	(1,703)	(1,064)
Deferred revenue and customer deposits	(796)	(1,476)
Operating lease obligations	(294)	(193)
Net cash provided by (used in) operating activities from continuing operations	1,904	(2,037)
Net cash used in operating activities from discontinued operations	(1,748)	(1,535)
Net cash provided by (used in) operating activities	156	(3,572)

Cash flows from investing activities:
Capital expenditures	(448)	(915)
Acquisition ICS assets, net of cash acquired	58	-
Sale of equity holdings	198	498
Purchase of common shares of FG Financial Group, Inc. (Note 8)	-	(2,000)
Receipt of promissory note	-	2,300
Net cash used in investing activities from continuing operations	(192)	(117)
Net cash used in investing activities from discontinued operations	(503)	(459)
Net cash used in investing activities	(695)	(576)

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

F-10

FG Group Holdings Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Years Ended December 31,
	2023	2022
Cash flows from financing activities:
Principal payments on short-term debt	(936)	(697)
Principal payments on long-term debt	(224)	(164)
Payments of withholding taxes related to net share settlement of equity awards	(135)	(27)
Proceeds from Strong Global Entertainment initial public offering	2,411	-
Borrowings under credit facility	9,604	-
Repayments under credit facility	(7,178)	-
Payments on capital lease obligations	(159)	(36)
Net cash provided by (used in) financing activities from continuing operations	3,383	(924)
Net cash used in financing activities from discontinued operations	-	-
Net cash provided by (used in) financing activities	3,383	(924)
Effect of exchange rate changes on cash and cash equivalents	11	(20)
Net increase (decrease) in cash and cash equivalents from continuing operations	5,106	(5,092)
Net decrease in cash and cash equivalents from discontinued operations	(2,251)	(1,994)
Net increase (decrease) in cash and cash equivalents	2,855	(5,092)
Cash and cash equivalents at beginning of year	3,789	8,881
Cash and cash equivalents at end of year	$6,644	$3,789

Supplemental disclosure of cash paid for:
Interest	$693	$322
Income taxes	$526	$826

Supplemental disclosure of non-cash investing and financing activities (refer to notes to consolidated financial statements for further disclosures on other non-cash investing and financing activities):
Issuance of debt, common shares, and warrants in connection with purchase of Digital Ignition building	$-	$7,609

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

F-11

FG Group Holdings Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

1. Business Description and Basis of Presentation

Business Description

FG Group Holdings Inc. (previously Ballantyne Strong, Inc.) (“FG Group Holdings,” or the “Company”), a Nevada corporation, is a holding company. The Company’s holdings primarily consist of equity securities in public and private companies and real estate holdings in the United States and Canada.

The Company has historically conducted a large portion of its operations primarily through its Strong Entertainment operating segment. The Company completed the Separation (as defined below) and initial public offering (“IPO”) of the Strong Entertainment business on May 18, 2023. Following this transaction, Strong Global Entertainment became a separate publicly listed company, and FG Group Holdings holds approximately 76% of the Class A common shares and 100% of the Class B common shares as of December 31, 2023. As the Company continues to be the majority shareholder of Strong Global Entertainment, the financial results of Strong Global Entertainment are presented on a consolidated basis in the Company’s consolidated financial statements. The Company reports the noncontrolling interest in Strong Global Entertainment as a component of equity separate from the Company’s equity. The Company’s net loss excludes the net loss attributable to the noncontrolling interest.

Strong Global Entertainment manufactures and distributes premium large format projection screens and provides technical support services and other related products and services to the cinema exhibition industry, theme parks, schools, museums and other entertainment-related markets. Strong Entertainment also distributes and supports third party products, including digital projectors, servers, library management systems, menu boards and sound systems. As of December 31, 2023, the board of directors of Strong Global Entertainment approved a plan to exit its content business, including Strong Studios, Inc. (“Strong Studios”) and Unbounded Media Corporation (“Unbounded” and collectively with Strong Studios, the “Content Business”) and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. See Note 3 for additional details of the shutdown of the Content Business.

Following the Separation and IPO, the operations of the Strong Entertainment operating segment are part of a newly established British Columbia corporation, Strong Global Entertainment, Inc. (“Strong Global Entertainment”). Strong Global Entertainment’s common shares are listed on the NYSE American under the ticker symbol “SGE.” In connection with the IPO, the Company and Strong Global Entertainment (and the subsidiaries of each) entered into a Master Asset Purchase Agreement, an IP Assignment Agreement, the FG Group Holdings Asset Transfer Agreement, the FG Group Holdings IP Assignment Agreement, the Joliette Plant Lease, the Share Transfer Agreements and a number of other agreements to govern the separation of the legacy Strong Entertainment business from the Company and the contribution of certain of the related business and assets to Strong Global Entertainment (the “Separation”). Under the Management Services Agreement, Strong Global Entertainment and the Company provide certain services to each other, which include information technology, legal, finance and accounting, human resources, tax, treasury, and other services, and charges a fee that is based on its actual costs and expenses for those services in the future (with mark-up, if necessary, to comply with applicable transfer pricing principles under Canadian and U.S. tax regulations).

The Company owns and operates its Digital Ignition technology incubator and co-working facility in Alpharetta, Georgia.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and all majority owned and controlled domestic and foreign subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and changes in facts and circumstances may alter such estimates and affect results of operations and financial position in future periods.

F-12

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company accounts for revenue using the following steps:

●	Identify the contract, or contracts, with a customer;
●	Identify the performance obligations in the contract;
●	Determine the transaction price;
●	Allocate the transaction price to the identified performance obligations; and
●	Recognize revenue when, or as, the Company satisfies the performance obligations.

The Company combines contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine whether they are distinct, whether the items have value on a standalone basis, and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost-plus margin approach. The Company estimates the amount of total contract consideration it expects to receive for variable arrangements by determining the most likely amount it expects to earn from the arrangement based on the expected quantities of services it expects to provide and the contractual pricing based on those quantities. The Company only includes a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. The Company considers the sensitivity of the estimate, its relationship and experience with the client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. The Company typically does not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

The Company recognizes contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to the clients. Unbilled receivables are recorded as accounts receivable when the Company has an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when the Company invoices clients, or receives cash, in advance of performing the related services under the terms of a contract. Deferred revenue is recognized as revenue when the Company has satisfied the related performance obligation.

The Company defers costs to acquire contracts, including commissions, incentives and payroll taxes, if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are reported within other assets and amortized to selling expense over the contract term, which generally ranges from one to five years. The Company has elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. The Company did not have any deferred contract costs as of December 31, 2023 or December 31, 2022.

Screen system sales

The Company typically recognizes revenue on the sale of its screen systems when control of the screen is transferred to the customer, usually at time of shipment. However, revenue is recognized upon delivery for certain international shipments with longer shipping transit times because control transfers upon customer delivery. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. For contracts that are long-term in nature, the Company believes that the use of the percentage-of-completion method is appropriate as the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues, and contract costs. Under the percentage-of-completion method, revenue is recorded based on the ratio of actual costs incurred to total estimated costs expected to be incurred related to the contract.

F-13

Digital equipment sales

The Company recognizes revenue on sales of digital equipment when the control of the equipment is transferred, which typically occurs at the time of shipment from the Company’s warehouse or drop-shipment from a third party. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. The Company typically records revenue for drop-shipment orders on a gross basis as the Company (i) is responsible for fulfilling the order, (ii) has inventory risk, (iii) would be the recipient of any returned items and (iv) has discretion over pricing. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer.

Field maintenance and monitoring services

The Company sells service contracts that provide maintenance and monitoring services to its Strong Entertainment customers. These contracts are generally 12 months in length. Revenue related to service contracts is recognized ratably over the term of the agreement.

In addition to selling service contracts, the Company also performs discrete time and materials-based maintenance and repair work for customers. Revenue related to time and materials-based maintenance and repair work is recognized at the point in time when the performance obligation has been fully satisfied.

Installation services

The Company performs installation services for its customers and recognizes revenue upon completion of the installations.

Extended warranty sales

The Company sells extended warranties to its customers. Typically, the Company is the primary obligor, and revenue is recognized on a gross basis ratably over the term of the extended warranty.

Cash and Cash Equivalents

All short-term, highly liquid financial instruments are classified as cash equivalents in the consolidated balance sheets and statements of cash flows. Generally, these instruments have maturities of three months or less from date of purchase. As of December 31, 2023, $0.6 million of the $6.6 million in cash and cash equivalents was held by our foreign subsidiary.

Equity Holdings

The Company accounts for its equity holdings using the equity method, at cost, or at fair value depending on the facts and circumstances related to each individual holding. The Company applies the equity method of accounting to its holdings when it has significant influence, but not controlling interest, in the entity. Judgment regarding the level of influence over each equity method holding includes considering key factors such as ownership interest, representation on the board of directors, participation in policy-making decisions and material intercompany transactions. The Company’s proportionate share of the net loss resulting from its equity method holdings is reported under the line item captioned “equity method holding loss” in our consolidated statements of operations. The Company’s equity method holding is reported at cost and adjusted each period for the Company’s share of the entity’s income or loss and dividends paid, if any. The Company classifies distributions received from equity method holdings using the cumulative earnings approach on the consolidated statements of cash flows.

Changes in fair value of holdings in marketable equity securities of unconsolidated entities in which the Company is not able to exercise significant influence (“Fair Value Holdings”) are recognized on the consolidated statement of operations. Nonmarketable equity holdings in unconsolidated entities in which the Company is not able to exercise significant influence (“Cost Method Holdings”) are accounted for at the Company’s initial cost, minus any impairment (if any), plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar holding or security of the same issuer. Dividends on Fair Value Holdings and Cost Method Holdings received are recorded as income.

F-14

The Company assesses its equity holdings for impairment whenever events or changes in circumstances indicate that the carrying value of an equity holding may not be recoverable. Management reviewed the underlying net assets of the Company’s equity method holding as of December 31, 2023 and 2022, and determined that the Company’s proportionate economic interest in the entity indicates that the equity holding was not impaired. There were no observable price changes in orderly transactions for an identical or similar holding or security of the Company’s Cost Method Holding during the years ended December 31, 2023 and 2022. The carrying value of our equity method, Fair Value Holdings and Cost Method Holdings is reported as “equity holdings” on the accompanying consolidated balance sheets. Note 8 contains additional information on our equity method, Fair Value Holdings and Cost Method Holdings.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company determines the allowance for expected credit losses based on several factors, including overall customer credit quality, historical write-off experience and a specific analysis that projects the ultimate collectability of the account. As such, these factors may change over time causing the allowance level and bad debt expense to be adjusted accordingly. The accounts receivable balances on the consolidated balance sheets are net of an allowance for expected credit losses of $0.2 million and $0.4 million as of December 31, 2023 and 2022, respectively. Past due accounts are written off when our efforts have been unsuccessful in collecting amounts due.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or net realizable value. Inventories include appropriate elements of material, labor and manufacturing overhead. Inventory balances are net of reserves on slow moving or obsolete inventory. The Company reviews its inventory on hand on an item-by-item basis for obsolete or slow moving inventory. The Company’s management considers various factors to estimate each item’s net realizable value including recent sales history, industry trends, customer demand, and technological developments. In instances where net realizable is deemed to be lower than cost, the Company decreases the value of that inventory to the estimated net realizable value.

Business Combinations

The Company uses the acquisition method of accounting for acquired businesses. Under the acquisition method, the financial statements reflect the operations of an acquired business starting from the completion of the acquisition. The assets acquired and liabilities assumed are recorded at their respective estimated fair values at the date of the acquisition. Any excess of the purchase price over the estimated fair values of the identifiable net assets acquired is recorded as goodwill. Significant judgment is often required in estimating the fair value of assets acquired, particularly intangible assets. As a result, in the case of significant acquisitions, the Company normally obtains the assistance of third-party valuation specialists in estimating fair values of tangible and intangible assets. The fair value estimates are based on available historical information and on expectations and assumptions about the future, considering the perspective of marketplace participants. While management believes those expectations and assumptions are reasonable, they are inherently uncertain. Unanticipated market or macroeconomic events and circumstances may occur, which could affect the accuracy or validity of the estimates and assumptions.

Intangible Assets

The Company’s intangible assets consist primarily of costs incurred to develop or obtain software, as well as costs incurred for upgrades and enhancements resulting in new or enhanced functionality. The Company evaluates its intangible assets for impairment when events or circumstances indicate that the carrying amount of these assets may not be recoverable. Intangible assets with definite lives are amortized over their respective estimated useful lives to their estimated residual values. Significant judgments and assumptions are required in the impairment evaluations and in estimating useful lives.

F-15

Goodwill

Goodwill is not amortized and is tested for impairment at least annually, or whenever events or changes in circumstances indicate the carrying amount of the asset may be impaired. The annual impairment test is performed as of December 31 each year. Significant judgment is involved in determining if an indicator of impairment has occurred. The Company may consider indicators such as deterioration in general economic conditions, adverse changes in the markets in which the reporting unit operates, increases in input costs that have negative effects on earnings and cash flows, or a trend of negative or declining cash flows over multiple periods, among others. The fair value that could be realized in an actual transaction may differ from that used to evaluate the impairment of goodwill.

The Company may first review for goodwill impairment by assessing qualitative factors to determine whether any impairment may exist. For a reporting unit in which the Company concludes, based on the qualitative assessment, that it is more likely than not that the fair value of the reporting unit is less than its carrying amount (or if the Company elects to skip the optional qualitative assessment), the Company is required to perform a quantitative impairment test, which includes measuring the fair value of the reporting unit and comparing it to the reporting unit’s carrying amount. If the fair value of a reporting unit exceeds its carrying value, the goodwill of the reporting unit is not impaired. If the carrying value of a reporting unit exceeds its fair value, the Company must record an impairment loss for the amount that the carrying value of the reporting unit, including goodwill, exceeds the fair value of the reporting unit.

Goodwill was recorded in connection with the acquisition of Peintures Elite, Inc. in 2013. A qualitative assessment was performed as of December 31, 2023 and 2022, and it was determined that no events had occurred that would indicate an impairment was more likely than not.

Property, Plant and Equipment

Significant expenditures for the replacement or expansion of property, plant and equipment are capitalized. Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets using the straight-line method. For financial reporting purposes, assets are depreciated over the estimated useful lives of 20 years for buildings and improvements, the lesser of the lease term or the estimated useful life for leasehold improvements, three to ten years for machinery and equipment, seven years for furniture and fixtures and three years for computers and accessories. The Company generally uses accelerated methods of depreciation for income tax purposes. The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of property, plant and equipment is based on management’s estimates of future undiscounted cash flows and these estimates may vary due to a number of factors, some of which may be outside of management’s control. To the extent that the Company is unable to achieve management’s forecasts of future income, it may become necessary to record impairment losses for any excess of the net book value of property, plant and equipment over their fair value.

The Company incurs maintenance costs on all of its major equipment. Repair and maintenance costs are expensed as incurred.

F-16

Income Taxes

Income taxes are accounted for under the asset and liability method. The Company uses an estimate of its annual effective rate at each interim period based on the facts and circumstances at the time while the actual effective rate is calculated at year-end. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In assessing whether the deferred tax assets are realizable, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company’s uncertain tax positions are evaluated in a two-step process, whereby 1) the Company determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and 2) for those tax positions that meet the more likely than not recognition threshold, the Company would recognize the largest amount of tax benefit that is greater than fifty percent likely to be realized upon ultimate settlement with the related tax authority. The Company accrues interest and penalties related to uncertain tax positions in the consolidated statements of operations as income tax expense.

Other Taxes

Sales taxes assessed by governmental authorities, including sales, use and excise taxes, are recorded on a net basis. Such taxes are excluded from revenues and are shown as a liability on the consolidated balance sheet until remitted to the appropriate taxing authorities.

Research and Development

Research and development related costs are charged to operations in the period incurred. Such costs amounted to $0.3 million for each of the years ended December 31, 2023 and 2022 and are included within administrative expenses on the consolidated statements of operations.

Advertising Costs

Advertising and promotional costs are expensed as incurred and amounted to approximately $0.3 million and $0.2 million for the years ended December 31, 2023 and 2022, respectively, and are included within selling expenses on the consolidated statements of operations

Fair Value of Financial and Derivative Instruments

Assets and liabilities measured at fair value are categorized into a fair value hierarchy based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

●	Level 1 – inputs to the valuation techniques are quoted prices in active markets for identical assets or liabilities
●	Level 2 – inputs to the valuation techniques are other than quoted prices but are observable for the assets or liabilities, either directly or indirectly
●	Level 3 – inputs to the valuation techniques are unobservable for the assets or liabilities

The following tables present the Company’s financial assets and liabilities measured at fair value based upon the level within the fair value hierarchy in which the fair value measurements fall, as of December 31, 2023 and 2022.

F-17

Fair values measured on a recurring basis at December 31, 2023 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$6,644	$-	$-	$6,644

Fair value method holding	10,552	-	-	10,552
Total	$17,196	$-	$-	$17,196

Fair values measured on a recurring basis at December 31, 2022 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$3,789	$-	$-	$3,789

Fair value method holding	16,792	-	-	16,792
Total	$20,581	$-	$-	$20,581

The carrying values of all other financial assets and liabilities, including accounts receivable, accounts payable, accrued expenses and short-term debt reported in the consolidated balance sheets equal or approximate their fair values due to the short-term nature of these instruments. Based on a combination of the cash on hand as well as quoted market prices of the securities held by FGF Holdings (as defined below), the liquidation value of the Company’s equity method holding was $4.6 million at December 31, 2023 (see Note 8).

All non-financial assets that are not recognized or disclosed at fair value in the financial statements on a recurring basis, which include non-financial long-lived assets, are measured at fair value in certain circumstances (for example, when there is evidence of impairment).

Loss Per Common Share

Basic net loss per share has been computed on the basis of the weighted average number of shares of common stock outstanding. In periods when the Company reported a net loss, there were no differences between average shares used to compute basic and diluted loss per share as inclusion of stock options and restricted stock units would have been anti-dilutive in those periods.

A total of 227,452 and 136,055 common stock equivalents related to stock options and restricted stock units were excluded for the year ended December 31, 2023 and December 31, 2022, respectively, as their inclusion would be anti-dilutive, thereby decreasing the net loss per share.

In addition, options to purchase 490,000 and 489,500 shares of common stock were outstanding as of December 31, 2023 and December 31, 2022, respectively, but were not included in the computation of diluted income (loss) per share as the options’ exercise prices were greater than the average market price of the common shares for each year.

Stock Compensation Plans

The Company recognizes compensation expense for all stock-based payment awards based on estimated fair values on the date of grant. The Company uses the straight-line amortization method over the vesting period of the awards. The Company has historically issued shares upon exercise of stock options or vesting of restricted stock from new stock issuances. The Company estimates the fair value of restricted stock awards based upon the market price of the underlying common stock on the date of grant. The fair value of stock options granted is calculated using the Black-Scholes option pricing model. No stock-based compensation cost was capitalized as a part of inventory in 2023 and 2022.

F-18

Post-Retirement Benefits

The Company recognizes the overfunded or underfunded position of a defined benefit postretirement plan as an asset or liability in the consolidated balance sheet, measures the plan’s assets and its obligations that determine its funded status as of each consolidated balance sheet date and recognizes the changes in the funded status through comprehensive loss in the year in which the changes occur.

Foreign Currency Translation

For the Company’s foreign subsidiary, the environment in which the business conducts operations is considered the functional currency, generally the local currency. The assets and liabilities of the foreign subsidiary are translated into the United States dollar at the foreign exchange rates in effect at the end of the period. Revenue and expenses of the Company’s foreign subsidiary are translated using an average of the foreign exchange rates in effect during the period. Translation adjustments are not included in determining net earnings but are presented in comprehensive loss within the consolidated statements of comprehensive loss. Transaction gains and losses that arise from foreign exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated statements of operations as incurred. If the Company disposes of its holding in a foreign entity, any gain or loss on currency translation balance recorded in accumulated other comprehensive loss would be recognized as part of the gain or loss on disposition.

Warranty Reserves

In most instances, digital products are covered by the manufacturing firm’s warranty; however, for certain customers, the Company may grant warranties in excess of the manufacturer’s warranty. In addition, the Company provides warranty coverage on screens it manufactures. The Company accrues for these costs at the time of sale. The following table summarizes warranty activity for the years ended December 31 (in thousands):

	2023	2022
Warranty accrual at beginning of year	$309	$136
Charged to expense	347	299
Claims paid, net of recoveries	(192)	(117)
Foreign currency adjustment	11	(9)
Warranty accrual at end of year	$475	$309

Contingencies

The Company accrues for contingencies when its assessments indicate that it is probable that a liability has been incurred and an amount can be reasonably estimated. The Company’s estimates are based on currently available facts and its estimates of the ultimate outcome or resolution. Actual results may differ from the Company’s estimates, resulting in an impact, positive or negative, on earnings.

Recently Adopted Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This ASU requires the measurement of all expected credit losses for financial assets, including trade receivables, held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. The Company adopted this ASU effective January 1, 2023. Upon adoption the Company recorded a cumulative effect adjustment decreasing net parent investment by $24,000.

F-19

In October 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-06, “Disclosure Improvements: Codification Amendments in Response to the SEC’s Disclosure Update and Simplification Initiative” (“ASU 2023-06”). This ASU incorporates certain SEC disclosure requirements into the FASB Accounting Standards Codification (“ASC”). The amendments in the ASU are expected to clarify or improve disclosure and presentation requirements of a variety of ASC Topics, allow users to more easily compare entities subject to the SEC’s existing disclosures with those entities that were not previously subject to the requirements, and align the requirements in the ASC with the SEC’s regulations. The ASU has an unusual effective date and transition requirements since it is contingent on future SEC rule setting. If the SEC fails to enact required changes by June 30, 2027, this ASU is not effective for any entities. Early adoption is not permitted.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires companies to enhance the disclosures about segment expenses. The new standard requires the disclosure of the Company’s Chief Operating Decision Maker (“CODM”), expanded incremental line-item disclosures of significant segment expenses used by the CODM for decision-making, and the inclusion of previous annual only segment disclosure requirements on a quarterly basis. This ASU should be applied retrospectively for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company is currently evaluating the impact of this guidance on the Company’s consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Taxes Disclosures, which requires greater disaggregation of income tax disclosures. The new standard requires additional information to be disclosed with respect to the income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. This ASU should be applied prospectively for fiscal years beginning after December 15, 2024, with retrospective application permitted. The Company is currently evaluating the impacts of this guidance on the Company’s consolidated financial statements.

In March 2024, the FASB issued ASU 2024-02 “Codification Improvements – Amendments to Remove References to the Concepts Statements.” The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2024. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2025. Early application of the amendments in this update is permitted for all entities, for any fiscal year or interim period for which financial statements have not yet been issued (or made available for issuance). If an entity adopts the amendments in an interim period, it must adopt them as of the beginning of the fiscal year that includes that interim period. The Company is currently evaluating the impact that the adoption of this standard will have on its consolidated financial statements.

3. Discontinued Operations

In March 2022, Strong Studios acquired, from Landmark Studio Group LLC (“Landmark”), the rights to original feature films and television series, and was assigned third party rights to content for global multiplatform distribution. The transaction entailed the acquisition of certain projects which are in varying stages of development. During the second quarter of 2022, Safehaven 2022, Inc. (“Safehaven 2022”) was established to manage the production and financing of the Safehaven television series, one of the in-process projects acquired from Landmark.

In September 2023, the Company acquired all of the outstanding capital stock of Unbounded, an independent media and creative production company. In connection with the acquisition of Unbounded, the Company issued 0.6 million Class A Voting Common Shares. Unbounded developed, created and produced film, advertising, and branded content for a broad range of clients. The Company expected Unbounded, in partnership with Strong Studios, would also further develop its original IP portfolio, under its Fieldhouse Entertainment division, which included feature films employing Strong Studios’ long form production expertise and industry network.

F-20

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios and Unbounded and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. The Company may receive proceeds from the disposition of certain parts of the business and could recover development costs incurred in certain of the Strong Studios projects in the future; however, any recovery is highly speculative, and management is not able to estimate the amount, timing or likelihood of recoveries. These estimates may change based on the ultimate disposition of the operations and potential recoveries.

The Company evaluated the classification of the content business as a discontinued operation as of December 31, 2023. The content business included employees and operations that were dedicated solely to that portion of the overall business. In addition, the Company’s accounting system and bank accounts were set up in a manner that allowed for the cash flows to be clearly distinguished from the rest of the entity. The Company determined its content business is a component of an entity and represented a discontinued operation effective December 31, 2023. As noted above, management began implementing the exit plan in late December 2023. All employees of the content business were notified of the Company’s plans to exit the business in December 2023 and management immediately began working to implement the exit plan.

In connection with the plan to exit the content business, the Company shut down the acquired Unbounded operations effective December 31, 2023.

The Company also entered into a letter of intent during December 2023 and executed a Stock Purchase Agreement effective January 1, 2024 for the sale of the majority of the Strong Studios operations. As a result, the Company has classified the assets and liabilities to reflected as discontinued operations as of December 31, 2023.

Pursuant to the Stock Purchase Agreement, the Company transferred the Strong Studios legal entity and all assets and liabilities related to Strong Studios, except the assets and liabilities related to Safehaven. The Stock Purchase Agreement included a sales price of $0.6 million in cash, to be paid in installments, and assumption of all liabilities except for Safehaven. In addition to the $0.6 million purchase price, the Company could recoup its investments in the underlying projects in the future if the projects are profitably commercialized. The first installment payment was due in February 2024, but the payment has not been received from the purchaser, and the Company is uncertain if the cash purchase price will ultimately be received. As a result, the Company has adjusted the carrying value of the net assets related to Strong Studios to $0, which resulted in a loss on disposal of $0.6 million.

As a result of the shutdown of Unbounded and the sale of all outstanding shares of Strong Studios, the Company recorded a loss on disposal of discontinued operations of $2.3 million during 2023.

The Safehaven series, a fully complete and readily marketable project under Strong Studios, was not transferred as part of the sale. The Safehaven series was completed in mid-2023, and the Company and the other investors in the series began marketing the project for sale during the second half of 2023. Currently, the parties are involved in a dispute relating to the financial management of the project. The Company is working to resolve the dispute and management’s intent is to fully exit the project in 2024. As a result of the ongoing dispute and the impact on the Company’s ability to predict any future revenue participation from the sale/license of the series, the carrying value of the assets and liabilities has been adjusted to $0. The write down of the Safehaven film and TV programming rights intangible asset was recorded within cost of revenues.

F-21

The major classes of assets and liabilities included as part of discontinued operations are as follows (in thousands):

	December 31, 2023	December 31, 2022
Accounts receivable, net	$27	$-
Other current assets	7	1,666
Film & TV programming rights	906	1,501
Total assets of discontinued operations	$940	$3,167

Accounts payable and accrued expenses	$1,321	$1,805
Long-term debt, net of current portion	71	-
Total liabilities of discontinued operations	$1,392	$1,805

The major line items constituting the net loss from discontinued operations are as follows (in thousands):

	Year Ended
	December 31, 2023	December 31, 2022
Net revenues	$6,385	$914
Cost of revenues	7,772	830
Gross profit	(1,387)	84
Selling and administrative expenses	1,203	639
Loss on disposal of assets	2,268	-
Loss from operations	(4,858)	(555)
Other expense	(2)	-
Loss from discontinued operations	(4,860)	(555)
Income tax expense	-	-
Net loss from discontinued operations	$(4,860)	$(555)

4. Acquisition of the Assets of Innovative Cinema Solutions

On November 3, 2023, Strong Technical Services, Inc. (“STS”) entered into an asset purchase agreement with Innovative Cinema Solutions, LLC (“ICS”), a full-service provider of technical services and solutions to national cinema chains. The operations of ICS are being integrated into the existing operations of STS. The purchase price included $0.2 million in cash, $0.2 million worth of Common Shares of SGE, and the issuance of a $0.5 million promissory note by STS.

F-22

The following table summarizes the fair values assigned to the net assets acquired and the liabilities assumed as part of the acquisition of ICS (in thousands):

Cash	$160
Accounts receivable	2,435
Inventory	638
Property, plant and equipment	7
Operating lease right-of-use asset	183
Other current assets	12
Total identifiable assets acquired	3,435

Accounts payable and accrued expenses	1,337
Promissory note	465
Operating lease obligation	183
Total liabilities assumed	1,985

Net assets acquired	$1,450

The value of the net assets acquired exceeded the purchase price by approximately $1.0 million. As a result, the Company recorded a gain on the bargain purchase during the year ended December 31, 2023, which is recorded within other income (expense), net on the consolidated statement of operations.

As stated in ASC 805, Business Combinations, the acquirer in a business combination has a period of time, referred to as the measurement period, to finalize the accounting for a business combination. The measurement period provides companies with a reasonable period of time to determine the value of identifiable tangible and intangible assets acquired, liabilities assumed, and the consideration transferred for the acquiree. The measurement period ends when the acquirer receives all necessary information about the facts and circumstances that existed as of the acquisition date for the provisional amounts (or otherwise learns that more information is not obtainable); however, the measurement period cannot exceed one year from the acquisition date. The Company is in the process of finalizing the acquisition purchase price and valuations of certain intangible assets; thus, the provisional measurements of intangible assets are subject to change.

Pro forma results of operations for this acquisition have not been presented because the effects on net revenues and net (loss) income were not material to the Company’s historical consolidated financial statements.

5. Revenue

The following tables disaggregate the Company’s revenue by major source for the years ended December 31, 2023 and December 31, 2022 (in thousands):

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Strong Entertainment	Other	Total	Strong Entertainment	Other	Total
Screen system sales	$14,925	$-	$14,925	$13,923	$-	$13,923
Digital equipment sales	12,937	-	12,937	13,245	-	13,245
Extended warranty sales	182	-	182	347	-	347
Other product sales	2,732	-	2,732	2,604	-	2,604
Total product sales	30,776	-	30,776	30,119	-	30,119
Field maintenance and monitoring services	7,808	-	7,808	6,797	-	6,797
Installation services	3,508	-	3,508	1,889	-	1,889
Other service revenues	524	712	1,236	148	1,370	1,518
Total service revenues	11,840	712	12,552	8,834	1,370	10,204
Total	$42,616	$712	$43,328	$38,953	$1,370	$40,323

F-23

The following tables disaggregate the Company’s revenue by the timing of transfer of goods or services to the customer for the years ended December 31, 2023 and December 31, 2022 (in thousands):

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Strong Entertainment	Other	Total	Strong Entertainment	Other	Total
Point in time	$36,441	$66	$36,507	$33,599	$139	$33,738
Over time	6,175	646	6,821	5,354	1,231	6,585
Total	$42,616	$712	$43,328	$38,953	$1,370	$40,323

At December 31, 2023, the unearned revenue amount associated with maintenance and monitoring services and extended warranty sales in which the Company is the primary obligor was $0.8 million. The Company expects to recognize $0.8 million of unearned revenue amounts during 2024 and immaterial amounts during 2025-2026. The amount expected to be recorded during 2024 includes $0.2 million related to long-term projects that the Company’s uses the percentage-of- completion method to recognize revenue.

6. Inventories

	December 31, 2023	December 31, 2022
Raw materials and components	$2,021	$1,826
Work in process	443	279
Finished goods	1,615	1,284
	$4,079	$3,389

The inventory balances are net of reserves of approximately $0.4 million and $0.5 million as of December 31, 2023 and December 31, 2022, respectively. The inventory reserves primarily related to the Company’s finished goods inventory.

The following table details a roll-forward of the inventory reserve during 2023 (in thousands):

Inventory reserve balance at December 31, 2022	$486
Inventory write-offs during 2023	(67)
Benefit from inventory reserve during 2023	(35)
Inventory reserve balance at December 31, 2023	$384

7. Property, Plant and Equipment

Property, plant and equipment include the following (in thousands):

	December 31, 2023	December 31, 2022
Land	$2,342	$2,341
Buildings and improvements	9,484	12,756
Machinery and other equipment	5,182	4,786
Office furniture and fixtures	1,016	860
Construction in progress	-	11
Total properties, cost	18,024	20,754
Less: accumulated depreciation	(5,804)	(8,105)
Property, plant and equipment, net	$12,220	$12,649

Depreciation expense approximated $0.9 million and $1.3 million for the years ended December 31, 2023 and December 31, 2022, respectively.

F-24

8. Equity Holdings

The following summarizes our equity holdings (dollars in thousands):

	December 31, 2023		December 31, 2022
	Carrying Amount	Economic Interest	Carrying Amount	Economic Interest
Equity Method Holding
FG Financial Holdings, LLC	$4,571	45.1%	$7,832	47.2%

Fair Value Method Holding
GreenFirst Forest Products Inc.	10,552	8.3%	16,792	8.4%

Cost Method Holding
Firefly Systems, Inc.	12,898	not available	12,898	not available
Total Equity Holdings	$28,021		$37,522

The following summarizes the (loss) income of equity method holdings reflected in the consolidated statements of operations (in thousands):

	Year Ended December 31,
	2023	2022
Entity
FG Financial Group, Inc.	$-	$(2,578)
FG Financial Holdings, LLC	(3,261)	2,981
Total	$(3,261)	$403

Equity Method Holding

FG Financial Holdings, LLC (“FGF Holdings”) is a limited liability company formed under the Delaware Limited Liability Company Act. The Company is a member of FGF Holdings and contributed its 2.9 million shares of FG Financial Group, Inc. (“FGF”) common stock to FGF Holdings on September 12, 2022. FGF is a publicly-traded reinsurance and investment management holding company focused on opportunistic collateralized and loss capped reinsurance, while allocating capital to special purpose acquisition companies (each, a “SPAC”) and SPAC sponsor-related businesses.

In consideration of its contribution to FGF Holdings, the Company was issued Series B Common Interests of FGF Holdings and 50% of the voting power over FGF Holdings. The members of FGF Holdings agreed that the powers of FGF Holdings shall be exercised by, or under the authority of, its managers. FGF Holdings has two managers, one of which was appointed by the Company. The Company designated its Chairman, D. Kyle Cerminara, to serve as a manager of FGF Holdings. The managers of FGF Holdings, acting unanimously, have the right, power and authority on behalf of FGF Holdings and in its name to execute documents or other instruments and exercise all of the rights, power and authority of FGF Holdings. Allocations of profits and losses and distributions of cash are made in accordance with the terms of the FGF Holdings operating agreement.

The Company has the ability to significantly influence FGF Holdings through its 50% voting power but does not maintain a controlling interest. Based on quoted closing stock of the securities held by FGF Holdings, as well as the liabilities and cash balance on hand, the liquidation value of the Company’s LLC interest in FGF Holdings was approximately $4.5 million as of December 31, 2023.

F-25

The Company recorded an equity method loss related to FGF Holdings of $3.3 million and equity method income of $3.0 million during the year ended December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, the Company’s retained earnings included an accumulated deficit from its equity method holding of approximately $9.3 million and $6.0 million, respectively.

Fair Value Method Holding

GreenFirst Forest Products Inc. (“GreenFirst”) is a publicly-traded Canadian company focused on environmentally sustainable forest management and lumber production. In April 2021, GreenFirst announced that it had entered into an asset purchase agreement pursuant to which it would acquire a portfolio of forest and paper product assets (the “GreenFirst Acquisition”). The Company’s Chairman, Mr. Cerminara, served as a member of the board of directors of GreenFirst from June 2016 to October 2021, and was also appointed Chairman of GreenFirst from June 2018 to June 2021. Prior to the closing of the GreenFirst Acquisition, the Company held a 20.7% ownership position in GreenFirst. The Company’s 20.7% ownership of GreenFirst, combined with Mr. Cerminara’s board seat, provided the Company with significant influence over GreenFirst, but not a controlling interest. Accordingly, the Company applied the equity method of accounting to its equity holding in GreenFirst. Following the GreenFirst Acquisition and GreenFirst’s issuance of additional common shares, the Company’s ownership percentage decreased to 8.6%. As a result, the Company is no longer able to exercise significant influence over GreenFirst and the equity holding in GreenFirst no longer qualified for equity method accounting. As a result of applying the fair value method of accounting, the Company recorded an unrealized loss on equity holding of approximately $6.2 million and $4.5 million during the year ended December 31, 2023 and December 31, 2022, respectively. The Company did not receive dividends from GreenFirst during the years December 31, 2023 or December 31, 2022. Based on quoted closing stock price, the fair value of the Company’s ownership in GreenFirst was $10.6 million as of December 31, 2023 and $16.8 million as of December 31, 2022.

Cost Method Holding

Firefly Systems, Inc. (“Firefly”) is a private company which operates a media network and digital advertising solutions on taxi and rideshare vehicles. The Company holds approximately 1.1 million and 0.6 million Firefly Series B-1 and Firefly Series B-2 preferred shares, respectively, which were acquired in connection with the transactions with Firefly in May 2019 and August 2020. In addition, the Company holds an additional 0.7 million Firefly Series B-2 preferred shares, which were acquired in August 2020 pursuant to a stock purchase agreement with Firefly. The Company and its affiliated entities have designated Kyle Cerminara, Chairman of the Company’s board of directors and a principal of the Company’s largest shareholder, to Firefly’s board of directors.

9. Goodwill

All of the Company’s goodwill is related to the Strong Entertainment segment. The following represents a summary of changes in the Company’s carrying amount of goodwill (in thousands):

Balance as of December 31, 2022	$882
Foreign currency translation adjustment	21
Balance as of December 31, 2023	$903

F-26

10. Accrued Expenses

The major components of current accrued expenses are as follows (in thousands):

	December 31, 2023	December 31, 2022
Employee-related	$1,466	$1,399
Legal and professional fees	521	822
Warranty obligation	475	309
Interest and taxes	736	653
Post-retirement benefit obligation	18	15
Other	326	168
Total	$3,542	$3,366

11. Income Taxes

(Loss) income from continuing operations before income taxes consists of (in thousands):

	Years Ended December 31,
	2023	2022
United States	$(7,272)	$(7,401)
Foreign	(3,169)	1,275
Total	$(10,441)	$(6,126)

Income tax (benefit) expense from continuing operations consists of (in thousands):

	Years Ended December 31,
	2023	2022
Federal:
Current	$115	$-
Deferred	-	-
Total	-	-
State:
Current	160	22
Deferred	-	-
Total	-	-
Foreign:
Current	757	1,173
Deferred	(1,692)	(722)
Total	(935)	451
Total	$(660)	$473

Income tax (benefit) expense from continuing operations differed from the amounts computed by applying the U.S. Federal income tax rate to pretax loss from continuing operations as follows (in thousands):

	Years Ended December 31,
	2023	2022
Expected federal income tax expense (benefit)	$(2,194)	$(1,403)
State income taxes, net of federal benefit	771	(662)
Foreign tax rate differential	285	71
Change in state tax rate	536	(303)
Change in valuation allowance	(1,813)	2,568
GILTI inclusion	(161)	-
Return to provision	(383)	61
Foreign dividend inclusion	-	69
Deferred tax adjustments	2,951	15
Other	(652)	57
Total	$(660)	$473

F-27

Deferred tax assets and liabilities were comprised of the following (in thousands):

	December 31, 2023	December 31, 2022
Deferred tax assets:
Deferred revenue	$142	$110
Non-deductible accruals	224	79
Inventory reserves	102	124
Stock compensation expense	620	587
Warranty reserves	115	81
Uncollectible receivable reserves	40	68
Net operating losses	2,890	5,888
Tax credits	1,699	1,699
Disallowed interest expense	1,697	1,460
Equity in income of equity method holdings	2,154	13
Depreciation and amortization	1,863	-
Other	127	162
Total deferred tax assets	11,673	10,271
Valuation allowance	(11,535)	(11,645)
Net deferred tax assets after valuation allowance	138	(1,374)
Deferred tax liabilities:
Depreciation and amortization	567	544
Cash repatriation	2,771	2,933
Total deferred tax liabilities	3,338	3,477
Net deferred tax liability	$(3,200)	$(4,851)

The tax expense/benefit for the Content Business have been allocated to discontinued operations.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers the scheduled reversal of taxable temporary differences, projected future taxable income and tax planning strategies in making this assessment. A cumulative loss in a particular jurisdiction in recent years is a significant piece of evidence with respect to the realizability that is difficult to overcome. Based on the available objective evidence including recent updates to the taxing jurisdictions generating income, the Company concluded that a valuation allowance of $11.5 million and $11.6 million should be recorded against the Company’s U.S. tax jurisdiction deferred tax assets as of December 31, 2023 and 2022, respectively. The overall change in valuation allowance was a reduction of $0.1 million; however some changes in valuation allowance were allocated to discontinued operations. The effective tax rate above relates only to continuing operations.

The Company recorded a deferred tax liability related to withholding tax on the repatriation of earnings from its Canadian subsidiary of $2.8 million and $2.9 million as of December 31, 2023 and December 31, 2022, respectively.

A provision of Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During the year ended December 31, 2023, the Company did not incur any additional taxable income as a result of this provision. The Company is electing the GILTI High Tax Exclusion.

The Tax Code requires U.S. shareholders to include its share of its controlled foreign corporation’s income from dividends, interest, rents, and various other types of income, called Subpart F Income. During the year ended December 31, 2023, the Company incurred $0.9 million of Subpart F Income as additional taxable income in this provision.

F-28

As a result of the Separation and IPO, the Company recognized an $11.1 million gain under Section 367 of the Internal Revenue Code (the “Code”) for the year ended December 31, 2023. No deferred tax asset was established as a result of the gain recognition. The gain is fully offset by net operating loss carryforwards, which are discussed below.

The Company’s gross net operating loss carryforwards for Federal tax purposes total approximately $8.8 million and $19.7 million at December 31, 2023 and 2022 respectively, expiring at various times in 2033 through 2037 for Federal losses generated through December 31, 2017. The Company was in a taxable income position for the year ended December 31, 2023 and utilized carryforwards available. This resulted in an overall decrease to the deferred tax asset related to the net operating loss carryforwards. Approximately $0.9M of net operating losses remaining are able to fully offset future taxable income; the remaining carryforward as of December 31, 2023 is subject to the 80% limitation enacted by the 2017 Tax Act.

Also as a result of the 2017 Tax Act, all Federal net operating losses that are generated beginning January 1, 2018 and beyond will carryforward indefinitely. The Company has foreign tax credit carryforwards of approximately $1.7 million at December 31, 2023 that expire in 2024. Utilization of these losses may be limited in the event certain changes in ownership occur.

In March 2020, The Coronavirus Aid, Relief, and Economic Security Act was enacted and made significant changes to Federal tax laws, including certain changes that were retroactive to the 2019 tax year. Changes in tax laws are accounted for in the period of enactment and the retroactive effects are recognized in these financial statements. There were no material income tax consequences of this enacted legislation on the reporting period of these financial statements.

The Company is subject to possible examinations not yet initiated for Federal purposes for the fiscal years 2020, 2021 and 2022. In most cases, the Company has examinations open for state or local jurisdictions based on the particular jurisdiction’s statute of limitations.

Estimated amounts related to underpayment of income taxes, including interest and penalties, are classified as a component of income tax expense in the consolidated statements of operations and were not material for the years ended December 31, 2023 and 2022. Amounts accrued for estimated underpayment of income taxes were zero as of December 31, 2023 and 2022.

12. Debt

The Company’s short-term and long-term debt consist of the following (in thousands):

	December 31, 2023	December 31, 2022
Short-term debt:
Strong/MDI 20-year installment loan	$2,227	$2,289
Strong/MDI 5-year equipment loan	-	221
Strong/MDI revolving credit facility	2,438	-
Insurance note payable	83	-
Total short-term debt	4,748	2,510
Less: deferred debt issuance costs, net	(16)	-
Total short-term debt, net of issuance costs	$4,732	$2,510

Long-term debt:
Tenant improvement loan	$126	$162
ICS promissory note	446	-
Digital Ignition building loan	4,925	5,105
Total long-term debt	$5,497	$5,267
Less: current portion	(457)	(216)
Less: deferred debt issuance costs, net	(36)	(47)
Long-term debt, net of current portion and deferred debt issuance costs, net	$5,004	$5,004

F-29

Strong/MDI Installment Loans

On September 5, 2017, the Company’s Canadian subsidiary, Strong/MDI, entered into a demand credit agreement, as amended and restated May 15, 2018, with Canadian Imperial Bank of Commerce (“CIBC”) consisting of a revolving line of credit for up to CAD$3.5 million, subject to a borrowing base requirement, a 20-year installment loan for up to CAD$6.0 million and a 5-year installment loan for up to CAD$0.5 million. On June 7, 2021, Strong/MDI entered into a demand credit agreement (the “2021 Credit Agreement”), which amended and restated the demand credit agreement dated as of September 5, 2017. The 2021 credit agreement consisted of a revolving line of credit for up to CAD$2.0 million subject to a borrowing base requirement, a 20-year installment loan for up to CAD$5.1 million and a 5-year installment loan for up to CAD$0.5 million. Amounts outstanding under the line of credit are payable on demand and bear interest at the prime rate established by CIBC. Amounts outstanding under the installment loans bear interest at CIBC’s prime rate plus 0.5% and are payable in monthly installments, including interest, over their respective borrowing periods. CIBC may also demand repayment of the installment loans at any time. The Strong/MDI credit facilities are secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2021 Credit Agreement required Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity method holdings) not exceeding 2.5 to 1, a current ratio (excluding amounts due from related parties) of at least 1.3 to 1 and minimum “effective equity” of CAD$4.0 million.

In January 2023, Strong/MDI and CIBC entered into a demand credit agreement (the “2023 Credit Agreement”), which amended and restated the 2021 Credit Agreement. The 2023 Credit Agreement consists of a revolving line of credit for up to CAD$5.0 million and a 20-year installment loan for up to CAD$3.1 million. Under the 2023 Credit Agreement: (i) the amount outstanding under the line of credit is payable on demand and bears interest at the lender’s prime rate plus 1.0% and (ii) the amount outstanding under the installment loan bears interest at the lender’s prime rate plus 0.5% and is payable in monthly installments, including interest, over their respective borrowing periods. The lender may also demand repayment of the installment loan at any time. The 2023 Credit Agreement is secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2023 Credit Agreement requires Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity holdings) not exceeding 2.5 to 1 and a fixed charge coverage ratio of not less than 1.1 times earnings before interest, income taxes, depreciation and amortization. The 5-year installment note was paid in full in connection with entering into the 2023 Credit Agreement. In connection with the IPO, the 20-year installment note did not transfer to the Company. Strong/MDI was in compliance with its debt covenants as of December 31, 2023. In May 2023, Strong/MDI and CIBC entered into an amendment to the 2023 Credit Agreement which reduced the amount available under the revolving line of credit to CAD$3.4 million, and CIBC provided an undertaking to Strong/MDI to a release of CIBC’s security interest in certain assets to be transferred to a subsidiary in connection with transactions related to the IPO. As of December 31, 2023, there was CAD$3.2 million, or approximately $2.4 million, of principal outstanding on the revolving credit facility, which bears variable interest at 8.2%.

On January 19, 2024, the Company entered into a new demand credit agreement with CIBC. The agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS (collectively, the “Subsidiaries”), and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims.

F-30

Tenant Improvement Loan

During the fourth quarter of 2021, the Company entered into a lease for a combined office and warehouse in Omaha, Nebraska. The Company incurred total costs of approximately $0.4 million to complete the build-out of the new combined office and warehouse facility. The landlord has agreed to fund approximately 50% of the build-out costs, and the Company is required to repay the portion funded by the landlord in equal monthly installments through the end of the initial lease term in February 2027. Through the end of 2021, the Company incurred approximately $0.2 million of total costs to build out the facility, of which approximately $0.1 million was funded by the landlord. The Company completed the build-out during the first quarter of 2022 and incurred an additional $0.2 million of total costs to complete the build-out, of which approximately $0.1 million was funded by the landlord.

Digital Ignition Building Loan

In January 2022, the Company purchased a parcel of land with buildings and improvements in Alpharetta, Georgia. In connection with the purchase of the land and building, the Company entered into a Commercial Loan Agreement (the “Loan Agreement”) with Community First Bank (the “Lender”), dated February 1, 2022. Pursuant to the Loan Agreement, the Lender agreed to lend the Company approximately $5.3 million (the “Loan Amount”), and the Borrower agreed to repay the Loan Amount pursuant to the terms of a promissory note (the “Note”).

The term of the Loan Agreement runs from February 1, 2022, until the Loan Amount is repaid in full by the Company or the Loan Agreement is terminated pursuant to its terms or by agreement between the Company and the Lender. The terms of the Note include (i) a fixed interest rate of 4%, (ii) maturity date of February 1, 2027, (iii) monthly payments of approximately $32 thousand beginning on March 1, 2022, and continuing on the first of each month until the maturity date or until the Note has been paid in full, (iv) a default interest of 8% in the event of a default pursuant to the terms of the Note, and (v) prepayment penalties of (a) 3% of all excess payments during the first two years of the term of the Note, (b) 2% of all excess payments during the third and fourth years of the term of the Note, and (c) 1% of all excess payments made during the fifth year of the term of the Note.

The Note includes standard events of default and references defaults under the Loan Agreement and the Deed to Secure Debt as events of default under the Note. The Company has a right to cure any curable events of default.

Contractual Principal Payments

Contractual required principal payments on the Company’s long-term debt at December 31, 2023 are as follows (in thousands):

	Tenant Improvement Loan	ICS Promissory Note	Digital Ignition Building Loan	Total
2024	$37	$233	$187	$457
2025	40	213	195	448
2026	42	-	203	245
2027	7	-	4,340	4,347
2028	-	-	-	-
Thereafter	-	-	-	-
Total	$126	$446	$4,925	$5,497

F-31

13. Stock Compensation

The Company recognizes compensation expense for all stock-based payment awards based on estimated grant date fair values. Stock-based compensation expense included in total selling and administrative expenses approximated $1.6 million and $0.7 million for the years ended December 31, 2023 and December 31, 2022, respectively.

The Company’s 2017 Omnibus Equity Compensation Plan (“2017 Plan”) was approved by the Company’s stockholders and provides the Compensation Committee of the Board of Directors with the discretion to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other stock- based awards and cash-based awards. Vesting terms vary with each grant and may be subject to vesting upon a “change in control” of the Company. On December 17, 2019, the Company’s stockholders approved the amendment and restatement of the 2017 Plan to (i) increase the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 1,975,000 shares and (ii) extend the expiration date of the 2017 Plan by approximately two years, until October 27, 2029. As of December 31, 2023, 1,826,372 shares were available for issuance under the amended and restated 2017 Plan.

Stock Options

The following table summarizes stock option activity for 2023:

	Number of Options	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2022	639,500	$3.72	5.6	$127
Granted	107,500	1.96
Exercised	-
Forfeited	(18,000)	1.99
Expired	(144,000)	4.79
Outstanding at December 31, 2023	585,000	$3.19	5.6	$-
Exercisable at December 31, 2023	415,500	$3.66	4.6	$-

The aggregate intrinsic value in the table above represents the total that would have been received by the option holders if all in-the-money options had been exercised and sold on the date indicated.

The Company did not grant stock options during the year ended December 31, 2022 and granted a total of 107,500 options during the year ended December 31, 2023. Options to purchase shares of common stock were granted with exercise prices equal to the fair value of the common stock on the date of the grant. The weighted average grant date fair value of stock options granted during the year ended December 31, 2023 was $1.96. The fair value of each stock option granted is estimated on the date of grant using a Black-Scholes valuation model with the following weighted average assumptions:

Expected dividend yield at date of grant	0.00%
Risk-free interest rate	3.52%
Expected stock price volatility	68.2%
Expected life of options (in years)	5.0

As of December 31, 2023, 169,500 stock option awards were non-vested. Unrecognized compensation costs related to all stock options outstanding amounted to $0.1 million at December 31, 2023, which is expected to be recognized over a weighted-average period of 1.9 years.

F-32

Restricted Stock Units

The following table summarizes restricted stock unit activity for 2023:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Non-vested at December 31, 2022	206,934	$2.06
Granted	541,039	1.95
Shares vested	(256,934)	2.04
Shares forfeited	(40,000)	1.96
Non-vested at December 31, 2023	451,039	$1.96

The Company awarded a total of 541,039 and 120,829 restricted stock units during the years ended December 31, 2023 and 2022, respectively. The Company estimates the fair value of restricted stock awards based upon the market price of the underlying common stock on the date of grant. The weighted average grant date fair value of restricted stock units granted during the years ended December 31, 2023 and 2022 was $1.95 and $2.40, respectively.

The fair value of restricted stock awards that vested during the years ended December 31, 2023 and 2022 was $0.5 million and $0.6 million, respectively.

As of December 31, 2023, the total unrecognized compensation cost related to non-vested restricted stock awards was approximately $0.6 million, which is expected to be recognized over a weighted average period of 1.8 years.

14. Compensation and Benefit Plans

Retirement Plan

The Company sponsors a defined contribution 401(k) plan (the “Plan”) for all eligible employees. Pursuant to the provisions of the Plan, employees may defer up to 100% of their compensation. The Company will match 50% of the amount deferred up to 6% of their compensation. The contributions made to the Plan by the Company were approximately $0.2 million for each of the years ended December 31, 2023 and 2022.

15. Leases

The Company and its subsidiaries lease plant and office facilities and equipment under operating and finance leases expiring through 2027. The Company determines if a contract is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Right-of-use assets and liabilities are recognized based on the present value of future minimum lease payments over the expected lease term at commencement date. Certain of the leases contain extension options; however, the Company has not included such options as part of its right-of-use assets and lease liabilities because it is not “reasonably certain” to extend the leases. The Company measures and records a right-of-use asset and lease liability based on the discount rate implicit in the lease, if known. In cases where the discount rate implicit in the lease is not known, the Company measures the right-of-use assets and lease liabilities using a discount rate equal to the Company’s estimated incremental borrowing rate for loans with similar collateral and duration.

The Company elected to not apply the recognition requirements of Accounting Standards Codification Topic 842, “Leases,” to leases of all classes of underlying assets that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Instead, lease payments for such short-term leases are recognized in operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

F-33

The Company elected, as a lessee, for all classes of underlying assets, to not separate nonlease components from lease components and instead to account for each separate lease component and the nonlease components associated with that lease component as a single lease component.

The following tables present the Company’s lease costs and other lease information (dollars in thousands):

Lease cost	Year Ended
	December 31, 2023	December 31, 2022
Finance lease cost:
Amortization of right-of-use assets	$183	$37
Interest on lease liabilities	94	12
Operating lease cost	161	243
Short-term lease cost	60	53
Sublease income	-	(32)
Net lease cost	$498	$313

Other information	Year Ended
	December 31, 2023	December 31, 2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from finance leases	$94	$12
Operating cash flows from operating leases	$131	$202
Financing cash flows from finance leases	$159	$36
Right-of-use assets obtained in exchange for new operating lease liabilities	$-	$97
Right-of-use assets obtained in exchange for new finance lease liabilities	$775	$703

As of December 31, 2023
Weighted-average remaining lease term - finance leases (years)	1.4
Weighted-average remaining lease term - operating leases (years)	2.3
Weighted-average discount rate - finance leases	5.2%
Weighted-average discount rate - operating leases	5.8%

The following table presents a maturity analysis of the Company’s operating and finance lease liabilities as of December 31, 2023 (in thousands):

	Operating Leases	Finance Leases
2024	$225	$371
2025	131	619
2026	81	483
2027	14	8
2028	-	2
Thereafter	-	-
Total lease payments	451	1,483
Less: Amount representing interest	(30)	(200)
Present value of lease payments	421	1,283
Less: Current maturities	(206)	(268)
Lease obligations, net of current portion	$215	$1,015

F-34

16. Commitments, Contingencies and Concentrations

Concentrations

The Company’s top ten customers accounted for approximately 48% and 49% of 2023 and 2022 consolidated net revenues. Trade accounts receivable from these customers represented approximately 47% and 68% of net consolidated receivables at December 31, 2023 and December 31, 2022, respectively. One of the Company’s customers accounted for more than 10% of both its consolidated net revenues during 2023 and the Company’s net consolidated receivables as of December 31, 2023. None of the Company’s customers accounted for more than 10% of both its consolidated net revenues during 2022 and the Company’s net consolidated receivables as of December 31, 2022. While the Company believes its relationships with such customers are stable, most arrangements are made by purchase order and are terminable at will by either party. A significant decrease or interruption in business from the Company’s significant customers could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which the Company sells its products.

Financial instruments that potentially expose the Company to a concentration of credit risk principally consist of accounts receivable. The Company sells product to a large number of customers in many different geographic regions. To minimize credit risk, the Company performs ongoing credit evaluations of its customers’ financial condition.

Litigation

The Company is involved, from time to time, in certain legal disputes in the ordinary course of business. No such disputes, individually or in the aggregate, are expected to have a material effect on the Company’s business or financial condition.

The Company and certain of its subsidiaries are named as defendants in personal injury lawsuits based on alleged exposure to asbestos-containing materials. A majority of the cases involve product liability claims based principally on allegations of past distribution of commercial lighting products containing wiring that may have contained asbestos. Each case names dozens of corporate defendants in addition to the Company. In the Company’s experience, a large percentage of these types of claims have never been substantiated and have been dismissed by the courts. The Company has not suffered any adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. As of December 31, 2023, the Company has a loss contingency reserve of approximately $0.3 million, of which $0.1 million represents future payments on a settled case and the remaining $0.2 million represents the Company’s estimate of its potential losses related to the settlement of open cases. When appropriate, the Company may settle additional claims in the future. The Company does not expect the resolution of these cases to have a material adverse effect on its consolidated financial condition, results of operations or cash flows.

Gain on Insurance

The Company has carried key man life insurance covering one of its employees for several years. The covered employee passed away during the third quarter of 2023. The Company completed and filed a $2.5 million claim with the insurance company in October 2023. The claim was accepted and fully paid during the fourth quarter of 2023. The gain from the key man life insurance policy was recorded within other income (expense), net on the consolidated statement of operations.

F-35

17. Business Segment Information

The Company conducts its operations primarily through its Strong Entertainment business segment which manufactures and distributes premium large format projection screens and provides technical support services and other related products and services to the cinema exhibition industry, theme parks, schools, museums and other entertainment-related markets. Strong Entertainment also distributes and supports third party products, including digital projectors, servers, library management systems, menu boards and sound systems. Strong Studios, which is part of the Strong Entertainment operating segment, develops and produces original feature films and television series. The Company’s operating segments were determined based on the manner in which management organizes segments for making operating decisions and assessing performance.

	Years Ended December 31,
	2023	2022
	(in thousands)
Net revenues
Strong Entertainment	$42,616	$38,953
Other	712	1,370
Total net revenues	43,328	40,323

Gross profit
Strong Entertainment	10,577	9,462
Other	987	1,370
Total gross profit	11,564	10,832

Operating income (loss)
Strong Entertainment	1,016	3,316
Other	(445)	(736)
Total segment operating income	571	2,580
Unallocated administrative expenses	(4,020)	(4,385)
Loss from operations	(3,449)	(1,805)
Other (loss) income, net	(3,731)	(4,724)
(Loss) income from continuing operations before income taxes and equity method holding (loss) income	$(7,180)	$(6,529)

	Years Ended December 31,
	2023	2022
	(in thousands)
Capital expenditures:
Strong Entertainment	$429	$253
Other	19	662
Total capital expenditures from continuing operations	$448	$915

Depreciation, amortization and impairment:
Strong Entertainment	$596	$697
Other	540	700
Total depreciation, amortization and impairment from continuing operations	$1,136	$1,397

(In thousands)	December 31, 2023	December 31, 2022
Identifiable assets
Strong Entertainment	$22,083	$35,392
Corporate assets	40,060	36,361
Total	$62,143	$71,753

F-36

Summary by Geographical Area

	Years December 31,
(In thousands)	2023	2022
Net revenues
United States	$36,822	$34,955
Canada	1,192	1,622
China	22	327
Mexico	145	20
Latin America	593	592
Europe	1,450	1,076
Asia (excluding China)	2,265	809
Other	839	922
Total	$43,328	$40,323

(In thousands)	December 31, 2023	December 31, 2022
Identifiable assets
United States	$33,518	$51,423
Canada	28,625	20,330
Total	$62,143	$71,753

Net revenues by business segment are to unaffiliated customers. Net revenues by geographical area are based on destination of sales. Identifiable assets by geographical area are based on location of facilities.

18. Subsequent Events

Merger with FG Financial Group, Inc.

On February 29, 2024, FGF and the Company completed the previously announced merger transaction pursuant to the Plan of Merger, dated as of January 3, 2024 (the “Merger Agreement”), by and among the Company, FGF and FG Group LLC, a Nevada limited liability company and wholly owned subsidiary of FGF (the “Merger Sub”). Pursuant to the terms of the Merger Agreement and in accordance with the Nevada Revised Statutes, the Company merged with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving entity and wholly owned subsidiary of FGF. Following the Merger, FGF changed its name to Fundamental Global Inc. The Merger was unanimously approved by the independent members of the Board of Directors of each of FGF and the Company. Additionally, the Merger was approved by the majority stockholder of FGF and the shareholders of the Company. The Company also filed with the SEC a certification on Form 15 requesting the deregistration of the FGH Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s obligations under Section 13 and 15(d) of the Exchange Act.

Sale of Digital Ignition

On April 16, 2024, the Company completed the sale of the Digital Ignition building and wholly owned subsidiary for $6.5 million. The Company received approximately $1.3 million in cash, net of closing costs and repayment of debt. In connection with the sale of the land and building, the Company expects to record an non-cash impairment charge of approximately $1.4 million during the first quarter of 2024 to adjust the carrying value of the assets to the realized value less costs to sell.

Sale of Strong/MDI

On May 3, 2024, the Company entered into an acquisition agreement (the “Acquisition Agreement”) with FG Acquisition Corp., a special purpose acquisition company (“FGAC”), Strong/MDI, FGAC Investors LLC, and CG Investments VII Inc., (together with FGAC Investors LLC, the “Sponsors”). FGAC’s currently issued and outstanding Class A restricted voting shares (the “Class A Restricted Voting Shares”) and share purchase warrants (the “Warrants”) are listed on the Toronto Stock Exchange (the “TSX”). In addition, FGAC has approximately 2.9 million Class B shares (the “Class B Shares”) issued and outstanding.

Pursuant to the Acquisition Agreement, FGAC intends to acquire, directly or indirectly, all of the outstanding shares in the capital of Strong/MDI (the “MDI Acquisition”). As a result of the MDI Acquisition, Strong/MDI will become a wholly-owned subsidiary of FGAC. The MDI Acquisition values Strong/MDI at a pre-money valuation of $30 million (as adjusted pursuant to the Acquisition Agreement, the “MDI Equity Value”).

In connection with the closing of the MDI Acquisition (the “Closing”), FGAC intends to rename itself Saltire Holdings, Ltd. (“Saltire”). It is a condition of Closing that the common shares of FGA (the “Common Shares”) be listed and the Warrants continue to be listed on the TSX.

On Closing, FGAC will satisfy the Purchase Price (as defined in the Acquisition Agreement) with: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any (the “Cash Consideration”), (ii) the issuance to the Company of preferred shares (“Preferred Shares”) with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance to the Company of that number of Common Shares equal to (a) the MDI Equity Value minus (x) the Cash Consideration and (y) the Preferred Shares, divided by (b) $10.00.

The Closing is conditional on, among other things, there being no legal impediments to Closing and all required authorizations, consents and approvals necessary to effect Closing having occurred, or being filed or obtained, as applicable, the Common Shares being conditionally listed for trading on a stock exchange, the approval of the MDI Acquisition by the holders of Class A Restricted Voting Shares at a meeting of shareholders to be held in connection with the MDI Acquisition, receipts having been obtained for both the preliminary and final prospectus and other usual and customary conditions for transactions of this nature. The obligations of the Company at Closing are also conditional on, among other usual and customary conditions for transactions of this nature, (a) the truth and accuracy of FGAC’s representations and warranties, (b) the compliance and/ or performance by FGAC of its covenants under the Acquisition Agreement, and (c) there having been no material adverse change with respect to FGAC. The Closing is also conditional on, among other usual and customary conditions for transactions of this nature, the following conditions of Closing in favor of FGAC: (a) the truth and accuracy of the Company and Strong/MDI’s representations and warranties, (b) the compliance and/or performance by the Company and MDI of their covenants under the Acquisition Agreement, (c) the completion of all required third party authorizations, consents and approvals, and (d) there having been no material adverse change with respect to Strong/MDI or its business and there being no events, facts or circumstances that shall have occurred which would result or which could reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to Strong/MDI or its business.

It is anticipated that, upon completion of the MDI Acquisition, on a non-diluted basis and assuming completion of a $10 million private placement and the issuance of 338,560 Common Shares to CG Investments VII Inc. as consideration for its deferred underwriting fee, the Company will hold an ownership interest of approximately 29.6% in Saltire.

F-37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Strong Global Entertainment, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Strong Global Entertainment, Inc. (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive (loss) income, equity, and cash flows for each of the years then ended, and the related notes (collectively, the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2023 and 2022, and the consolidated results of its operations and its cash flows for each of the years then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matters

As summarized in Note 1 to the consolidated financial statements, the Company became a standalone publicly traded company in May 2023 (the “Separation”). For periods after the Separation, the financial statements are prepared on a consolidated basis. Prior to the Separation, the Company operated as part of FG Group Holdings Inc. and not as a separate, publicly-traded company and the Company’s financial statements were combined, prepared on a stand-alone basis, and derived from FG Group Holdings Inc.’s consolidated financial statements and accounting records. Our opinion is not modified with respect to this matter.

As summarized in Note 3 to the consolidated financial statements, the board of directors of the Company approved the Company’s plan to exit its content business, including Strong Studios, Inc. and Unbounded Media Corporation (collectively, the “Content Business”) and authorized management to proceed with such plan. As a result, the Content Business has been presented as discontinued operations for all periods presented in the accompanying consolidated financial statements. Our opinion is not modified with respect to this matter.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Haskell & White LLP
HASKELL & WHITE LLP

We have served as the Company’s auditor since 2021.

Irvine, California

March 29, 2024

F-38

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands, except share amounts)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$5,470	$3,615
Accounts receivable, net	6,476	6,148
Inventories, net	4,079	3,389
Assets of discontinued operations	940	3,167
Other current assets	1,062	2,881
Total current assets	18,027	19,200
Property, plant and equipment, net	1,592	4,607
Operating lease right-of-use assets	4,793	237
Finance lease right-of-use asset	1,201	606
Goodwill	903	882
Other long-term assets	10	6
Total assets	$26,526	$25,538

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,544	$4,102
Accrued expenses	3,112	2,685
Payable to FG Group Holdings Inc. (Note 18)	129	1,861
Short-term debt	2,456	2,510
Current portion of long-term debt	270	36
Current portion of operating lease obligations	397	64
Current portion of finance lease obligations	253	105
Deferred revenue and customer deposits	1,318	1,769
Liabilities of discontinued operations	1,392	1,805
Total current liabilities	12,871	14,937
Operating lease obligations, net of current portion	4,460	234
Finance lease obligations, net of current portion	971	502
Long-term debt, net of current portion	301	126
Deferred income taxes	125	529
Other long-term liabilities	4	6
Total liabilities	18,732	16,334

Commitments, contingencies and concentrations (Note 17)

Equity:
Preferred stock; 150,000,000 shares authorized, none issued and outstanding as of December 31, 2023	-	-
Class A common stock, no par value; 150,000,000 shares authorized, 7,877,842 issued and outstanding as of December 31, 2023	-	-
Class B common stock; 100 shares authorized, 100 issued and outstanding as of December 31, 2023	-	-
Additional paid-in-capital	15,740	-
Accumulated deficit	(2,712)	-
Accumulated other comprehensive loss	(5,234)	(5,024)
Net parent investment	-	14,228
Total equity	7,794	9,204
Total liabilities and equity	$26,526	$25,538

See accompanying notes to consolidated financial statements.

F-39

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands)

	Year Ended December 31,
	2023	2022
Net product sales	$30,776	$30,119
Net service revenues	11,840	8,834
Total net revenues	42,616	38,953
Total cost of products	22,871	22,729
Total cost of services	9,168	6,762
Total cost of revenues	32,039	29,491
Gross profit	10,577	9,462
Selling and administrative expenses:
Selling	2,210	2,252
Administrative	7,757	4,836
Total selling and administrative expenses	9,967	7,088
Income from operations	610	2,374
Other income (expense):
Interest expense, net	(256)	(134)
Foreign currency transaction (loss) gain	(406)	528
Other income, net	3,479	22
Total other income (expense)	2,817	416
Income from continuing operations before income taxes	3,427	2,790
Income tax expense	(477)	(535)
Net income from continuing operations	2,950	2,255
Net loss from discontinued operations (Note 3)	(4,860)	(555)
Net (loss) income	$(1,910)	$1,700

Basic net (loss) income per share:
Continuing operations	$0.42	$0.37
Discontinued operations	(0.70)	(0.09)
Basic net (loss) income per share	$(0.28)	$0.28

Diluted net (loss) income per share:
Continuing operations	$0.42	$0.37
Discontinued operations	(0.69)	(0.09)
Diluted net (loss) income per share	$(0.27)	$0.28

Weighted-average shares used in computing net (loss) income per share:
Basic	6,922	6,000
Diluted	6,978	6,000

See accompanying notes to consolidated financial statements.

F-40

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Statements of Comprehensive (Loss) Income

(In thousands)

	Year Ended December 31,
	2023	2022
Net (loss) income	$(1,910)	$1,700
Currency translation adjustment:
Unrealized net change arising during year	(210)	(1,396)
Total other comprehensive loss	(210)	(1,396)
Comprehensive (loss) income	$(2,120)	$304

See accompanying notes to consolidated financial statements.

F-41

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Statements of Equity

Years Ended December 31, 2023 and 2022

(In thousands)

	Common Stock (Shares)	Common Stock ($)	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Net Parent Investment	Total
Balance at December 31, 2022	-	$-	$-	$-	$(5,024)	$14,228	$9,204
Cumulative effect of adoption of accounting principle (Note 2)	-	-	-	-	-	(24)	(24)
Net loss	-	-	-	(2,712)	-	802	(1,910)
Net other comprehensive loss	-	-	-	-	(210)	-	(210)
Stock-based compensation expense	-	-	903	-	-	52	955
Net transfer to parent	-	-	-	-	-	(3,045)	(3,045)
Reclassification of Net parent investment	6,000	-	12,013	-	-	(12,013)	-
Issuance of common stock and Landmark warrant, net of costs	1,000	-	1,553	-	-	-	1,553
Vesting of restricted stock	162	-	(116)	-	-	-	(116)
Issuance of common stock in connection with acquisition of Unbounded	600	-	1,194	-	-	-	1,194
Issuance of common stock in connection with acquisition of ICS (Note 5)	116	-	193	-	-	-	193
Balance at December 31, 2023	7,878	$-	$15,740	$(2,712)	$(5,234)	$-	$7,794

	Common Stock (Shares)	Common Stock ($)	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Net Parent Investment	Total
Balance at December 31, 2021	-	$-	$-	$-	$(3,628)	$12,438	$8,810
Net income	-	-	-	-	-	1,700	1,700
Net other comprehensive income	-	-	-	-	(1,396)	-	(1,396)
Stock-based compensation expense	-	-	-	-	-	123	123
Net transfer to parent	-	-	-	-	-	(33)	(33)
Balance at December 31, 2022	-	$-	$-	$-	$(5,024)	$14,228	$9,204

See accompanying notes to consolidated financial statements.

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Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net income from continuing operations	$2,950	$2,255
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Recovery of doubtful accounts	(62)	(30)
(Benefit from) provision for obsolete inventory	(35)	49
Provision for warranty	347	299
Depreciation and amortization	596	697
Gain on acquisition of ICS assets (Note 5)	(1,012)	-
Amortization and accretion of operating leases	236	68
Deferred income taxes	(331)	(84)
Stock-based compensation expense	955	123
Changes in operating assets and liabilities:
Accounts receivable	2,150	(1,595)
Inventories	39	(309)
Current income taxes	315	500
Other assets	538	919
Accounts payable and accrued expenses	(2,158)	(373)
Deferred revenue and customer deposits	(797)	(758)
Operating lease obligations	(239)	(69)
Net cash provided by operating activities from continuing operations	3,492	1,692
Net cash used in operating activities from discontinued operations	(1,748)	(1,535)
Net cash provided by operating activities	1,744	157

Cash flows from investing activities:
Capital expenditures	(429)	(253)
Acquisition of ICS assets, net of cash acquired	58	-
Net cash used in investing activities from continuing operations	(371)	(253)
Net cash used in investing activities from discontinued operations	(503)	(459)
Net cash used in investing activities	(874)	(712)

Cash flows from financing activities:
Principal payments on short-term debt	(423)	(305)
Principal payments on long-term debt	(55)	(28)
Borrowings under credit facility	9,604	-
Repayments under credit facility	(7,179)	-
Payments on finance lease obligations	(145)	(28)
Proceeds from initial public offering	2,411	-
Payments of withholding taxes for net share settlement of equity awards	(116)	-
Net cash transferred to parent	(3,045)	(33)
Net cash provided by (used in) financing activities from continuing operations	1,052	(394)
Net cash provided by financing activities from discontinued operations	-	-
Net cash provided by (used in) financing activities	1,052	(394)
Effect of exchange rate changes on cash and cash equivalents	(67)	70
Net increase in cash and cash equivalents from continuing operations	4,106	1,115
Net decrease in cash and cash equivalents from discontinued operations	(2,251)	(1,994)
Net increase (decrease) in cash and cash equivalents	1,855	(879)
Cash and cash equivalents at beginning of year	3,615	4,494
Cash and cash equivalents at end of year	$5,470	$3,615

Supplemental disclosure of cash paid for:
Interest	$259	$134
Income taxes	$413	$134

See accompanying notes to consolidated financial statements.

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Strong Global Entertainment, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements

1. Business Description and Basis of Presentation

Business Description

Strong Global Entertainment (“Strong Global Entertainment,” or the “Company”) is a leader in the entertainment industry providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company is s a holding company and conducts business through its wholly-owned operating subsidiaries: Strong/MDI Screen Systems, Inc. (“Strong/MDI”) is a leading premium screen and projection coatings supplier in the world; Strong Technical Services, Inc. (“STS”) provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability.

On May 15, 2023, the Company completed an initial public offering (“IPO”) of 1,000,000 of its Class A Voting Common Shares without par value (“Common Shares”) at a price to the public of $4.00 per share. The IPO closed on May 18, 2023 and the Company completed its separation from FG Group Holdings, Inc (“FG Group Holdings”). Total net proceeds of approximately $1.3 million were raised from the IPO after deducting underwriting discounts and commissions and offering costs. Offering costs totaled approximately $2.2 million. Strong Global Entertainment’s Common Shares are listed on the NYSE American under the ticker symbol “SGE.” Refer to Note 5 for additional details relating to the Company’s IPO and separation transactions.

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios, Inc. (“Strong Studios”) and Unbounded Media Corporation (“Unbounded” and collectively with Strong Studios, the “Content Business”) and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. See Note 3 for additional details of the shutdown of the Content Business.

On February 29, 2024, FG Financial Group, Inc. (“FG Financial”), and FG Group Holdings completed a merger transaction. Pursuant to the terms of the Merger Agreement FG Group Holdings became a wholly owned subsidiary of FG Financial. Following the Merger, FG Financial changed its name to Fundamental Global Inc (“Fundamental Global”). As a result of the Merger, the Company’s indirect controlling shareholder changed from FG Group Holdings to Fundamental Global.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and all majority-owned and controlled domestic and foreign subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

In May 2023, the Company became a standalone publicly traded company, and its financial statements post-Separation are prepared on a consolidated basis. The combined financial statements for all periods presented prior to the Separation (see below for additional information) are now also referred to as “consolidated financial statements.” In connection with the Separation, the Company’s assets and liabilities were transferred to the Company on a carry-over (historical cost) basis.

The Company’s fiscal year begins on January 1 of the year stated and ends on December 31 of the same year. Unless otherwise indicated, all references to “dollars” and “$” in this proxy statement/prospectus are to, and amounts are presented in, U.S. dollars.

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and changes in facts and circumstances may alter such estimates and affect results of operations and financial position in future periods.

For Periods Prior to the Separation

Prior to the Separation, the Company’s financial statements were derived from the consolidated financial statements and accounting records of FG Group Holdings as if Strong Global Entertainment had operated on a stand-alone basis during the periods presented and were prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and pursuant to the regulations of the U.S. Securities and Exchange Commission. Historically, Strong Global Entertainment was reported as an operating segment within FG Group Holdings’ reportable segments and did not operate as a stand-alone company. Accordingly, FG Group Holdings historically reported the financial position and the related results of operations, cash flows and changes in equity of Strong Global Entertainment as a component of FG Group Holdings’ consolidated financial statements.

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Prior to the Separation, the historical results of operations included allocations of FG Group Holdings’ costs and expenses including FG Group Holdings’ corporate function which incurred a variety of expenses including, but not limited to, information technology, human resources, accounting, sales and sales operations, procurement, executive services, legal, corporate finance and communications.

For periods prior to the Separation, the operating results of Strong Global Entertainment have historically been disclosed as a reportable segment within the consolidated financial statements of FG Group Holdings enabling identification of directly attributable transactional information, functional departments and headcount. The combined balance sheets were primarily derived by reference to one, or a combination, of Strong Global Entertainment transaction-level information, functional department or headcount. Revenue and Cost of revenue were derived from transactional information specific to Strong Global Entertainment products and services. Directly attributable operating expenses were derived from activities relating to Strong Global Entertainment functional departments and headcount. Certain additional costs, including compensation costs for corporate employees, have been allocated from FG Group Holdings. The allocated costs for corporate functions included, but were not limited to, information technology, legal, finance and accounting, human resources, tax, treasury, research and development, sales and marketing activities, shared facilities and other shared services, which are not provided at the Strong Global Entertainment level. These costs were allocated on a basis of revenue, headcount or other measures Strong Global Entertainment has determined as reasonable.

Strong Global Entertainment employees also historically participated in FG Group Holdings’ stock-based incentive plans, in the form of restricted stock units (“RSUs”) and stock options issued pursuant to FG Group Holdings’ employee stock plan. Stock-based compensation expense has been directly reported by Strong Global Entertainment based on the awards and terms previously granted to FG Group Holdings’ employees.

Allocations for management costs and corporate support services provided to Strong Global Entertainment prior to the Separation totaled $0.3 million and $0.9 million for the year ended December 31, 2023 and December 31, 2022, respectively, all of which is included in general and administrative expenses. Following the Separation, Strong Global Entertainment operates as a stand-alone publicly traded company and the consolidated financial statements for the periods after the Separation reflect the Company’s actual administrative costs of operating as an independent entity. The management of Strong Global Entertainment believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocated expenses prior to the Separation, reasonably reflect the utilization of services provided, or the benefit received by, Strong Global Entertainment during the periods presented. Nevertheless, the combined financial statements may not be indicative of Strong Global Entertainment’s future performance, do not necessarily include all of the actual expenses that would have been incurred had Strong Global Entertainment been an independent entity during the historical periods and may not reflect the results of operations, financial position, and cash flows had Strong Global Entertainment been a stand-alone company during the periods presented.

The operations of the Company are included in the consolidated U.S. federal, and certain state and local and foreign income tax returns filed by FG Group Holdings, where applicable. Income tax expense and other income tax related information contained in the financial statements prior to the Separation are presented on a separate return basis as if Strong Global Entertainment had filed its own tax returns.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company accounts for revenue using the following steps:

●	Identify the contract, or contracts, with a customer;

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●	Identify the performance obligations in the contract;
●	Determine the transaction price;
●	Allocate the transaction price to the identified performance obligations; and
●	Recognize revenue when, or as, the Company satisfies the performance obligations.

The Company combines contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine whether they are distinct, whether the items have value on a standalone basis, and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost-plus margin approach. The Company estimates the amount of total contract consideration it expects to receive for variable arrangements by determining the most likely amount it expects to earn from the arrangement based on the expected quantities of services it expects to provide and the contractual pricing based on those quantities. The Company only includes a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. The Company considers the sensitivity of the estimate, its relationship and experience with the client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. The Company typically does not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

The Company recognizes contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to the clients. Unbilled receivables are recorded as accounts receivable when the Company has an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when the Company invoices clients, or receives cash, in advance of performing the related services under the terms of a contract. Deferred revenue is recognized as revenue when the Company has satisfied the related performance obligation.

The Company defers costs to acquire contracts, including commissions, incentives and payroll taxes, if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are reported within other assets and amortized to selling expense over the contract term, which generally ranges from one to five years. The Company has elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. The Company did not have any deferred contract costs as of December 31, 2023 or December 31, 2022.

Screen system sales

The Company typically recognizes revenue on the sale of its screen systems when control of the screen is transferred to the customer, usually at time of shipment. However, revenue is recognized upon delivery for certain international shipments with longer shipping transit times because control transfers upon customer delivery. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. For contracts that are long-term in nature, the Company believes that the use of the percentage-of-completion method is appropriate as the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues, and contract costs. Under the percentage-of-completion method, revenue is recorded based on the ratio of actual costs incurred to total estimated costs expected to be incurred related to the contract.

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Digital equipment sales

The Company recognizes revenue on sales of digital equipment when the control of the equipment is transferred, which typically occurs at the time of shipment from the Company’s warehouse or drop-shipment from a third party. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. The Company typically records revenue for drop-shipment orders on a gross basis as the Company (i) is responsible for fulfilling the order, (ii) has inventory risk, (iii) would be the recipient of any returned items and (iv) has discretion over pricing. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer.

Field maintenance and monitoring services

The Company sells service contracts that provide maintenance and monitoring services to its Strong Entertainment customers. These contracts are generally 12 months in length. Revenue related to service contracts is recognized ratably over the term of the agreement.

In addition to selling service contracts, the Company also performs discrete time and materials-based maintenance and repair work for customers. Revenue related to time and materials-based maintenance and repair work is recognized at the point in time when the performance obligation has been fully satisfied.

Installation services

The Company performs installation services for its customers and recognizes revenue upon completion of the installations.

Extended warranty sales

The Company sells extended warranties to its customers. Typically, the Company is the primary obligor, and revenue is recognized on a gross basis ratably over the term of the extended warranty.

Cash and Cash Equivalents

All short-term, highly liquid financial instruments are classified as cash equivalents in the consolidated balance sheets and statements of cash flows. Generally, these instruments have maturities of three months or less from date of purchase. As of December 31, 2023, $0.6 million of the $5.5 million in cash and cash equivalents was in Canada, and the remaining $4.9 million was in the U.S.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company determines the allowance for expected credit losses based on several factors, including overall customer credit quality, historical write-off experience and a specific analysis that projects the ultimate collectability of the account. As such, these factors may change over time causing the allowance level and bad debt expense to be adjusted accordingly. The accounts receivable balances on the consolidated balance sheets are net of an allowance for expected credit losses of $0.2 million and $0.3 million as of December 31, 2023 and 2022, respectively. Past due accounts are written off when our efforts have been unsuccessful in collecting amounts due.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or net realizable value. Inventories include appropriate elements of material, labor and manufacturing overhead. Inventory balances are net of reserves on slow moving or obsolete inventory. The Company reviews its inventory on hand on an item-by-item basis for obsolete or slow moving inventory. The Company’s management considers various factors to estimate each item’s net realizable value including recent sales history, industry trends, customer demand, and technological developments. In instances where net realizable is deemed to be lower than cost, the Company decreases the value of that inventory to the estimated net realizable value.

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Business Combinations

The Company uses the acquisition method of accounting for acquired businesses. Under the acquisition method, the financial statements reflect the operations of an acquired business starting from the completion of the acquisition. The assets acquired and liabilities assumed are recorded at their respective estimated fair values at the date of the acquisition. Any excess of the purchase price over the estimated fair values of the identifiable net assets acquired is recorded as goodwill. Significant judgment is often required in estimating the fair value of assets acquired, particularly intangible assets. As a result, in the case of significant acquisitions, the Company normally obtains the assistance of third-party valuation specialists in estimating fair values of tangible and intangible assets. The fair value estimates are based on available historical information and on expectations and assumptions about the future, considering the perspective of marketplace participants. While management believes those expectations and assumptions are reasonable, they are inherently uncertain. Unanticipated market or macroeconomic events and circumstances may occur, which could affect the accuracy or validity of the estimates and assumptions.

Intangible Assets

The Company’s intangible assets consist primarily of costs incurred to develop or obtain software, as well as costs incurred for upgrades and enhancements resulting in new or enhanced functionality. The Company evaluates its intangible assets for impairment when events or circumstances indicate that the carrying amount of these assets may not be recoverable. Intangible assets with definite lives are amortized over their respective estimated useful lives to their estimated residual values. Significant judgments and assumptions are required in the impairment evaluations and in estimating useful lives.

Goodwill

Goodwill is not amortized and is tested for impairment at least annually, or whenever events or changes in circumstances indicate the carrying amount of the asset may be impaired. The annual impairment test is performed as of December 31 each year. Significant judgment is involved in determining if an indicator of impairment has occurred. The Company may consider indicators such as deterioration in general economic conditions, adverse changes in the markets in which the reporting unit operates, increases in input costs that have negative effects on earnings and cash flows, or a trend of negative or declining cash flows over multiple periods, among others. The fair value that could be realized in an actual transaction may differ from that used to evaluate the impairment of goodwill.

The Company may first review for goodwill impairment by assessing qualitative factors to determine whether any impairment may exist. For a reporting unit in which the Company concludes, based on the qualitative assessment, that it is more likely than not that the fair value of the reporting unit is less than its carrying amount (or if the Company elects to skip the optional qualitative assessment), the Company is required to perform a quantitative impairment test, which includes measuring the fair value of the reporting unit and comparing it to the reporting unit’s carrying amount. If the fair value of a reporting unit exceeds its carrying value, the goodwill of the reporting unit is not impaired. If the carrying value of a reporting unit exceeds its fair value, the Company must record an impairment loss for the amount that the carrying value of the reporting unit, including goodwill, exceeds the fair value of the reporting unit.

Goodwill was recorded in connection with the acquisition of Peintures Elite, Inc. in 2013. A qualitative assessment was performed as of December 31, 2023 and it was determined that no events had occurred that would indicate an impairment was more likely than not.

Property, Plant and Equipment

Significant expenditures for the replacement or expansion of property, plant and equipment are capitalized. Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets using the straight-line method. For financial reporting purposes, assets are depreciated over the estimated useful lives of 20 years for buildings and improvements, the lesser of the lease term or the estimated useful life for leasehold improvements, three to ten years for machinery and equipment, seven years for furniture and fixtures and three years for computers and accessories. The Company generally uses accelerated methods of depreciation for income tax purposes. The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of property, plant and equipment is based on management’s estimates of future undiscounted cash flows and these estimates may vary due to a number of factors, some of which may be outside of management’s control. To the extent that the Company is unable to achieve management’s forecasts of future income, it may become necessary to record impairment losses for any excess of the net book value of property, plant and equipment over their fair value.

The Company incurs maintenance costs on all of its major equipment. Repair and maintenance costs are expensed as incurred.

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Income Taxes

Income taxes are accounted for under the asset and liability method. The Company uses an estimate of its annual effective rate at each interim period based on the facts and circumstances at the time while the actual effective rate is calculated at year-end. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In assessing whether the deferred tax assets are realizable, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company’s uncertain tax positions are evaluated in a two-step process, whereby 1) the Company determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and 2) for those tax positions that meet the more likely than not recognition threshold, the Company would recognize the largest amount of tax benefit that is greater than fifty percent likely to be realized upon ultimate settlement with the related tax authority. The Company accrues interest and penalties related to uncertain tax positions in the consolidated statements of operations as income tax expense.

Other Taxes

Sales taxes assessed by governmental authorities, including sales, use and excise taxes, are recorded on a net basis. Such taxes are excluded from revenues and are shown as a liability on the balance sheet until remitted to the appropriate taxing authorities.

Research and Development

Research and development related costs are charged to operations in the period incurred. Such costs amounted to $0.3 million for each of the years ended December 31, 2023 and 2022 and are included within administrative expenses on the consolidated statements of operations.

Advertising Costs

Advertising and promotional costs are expensed as incurred and amounted to approximately $0.3 million and $0.2 million for the years ended December 31, 2023 and 2022, respectively, and are included within selling expenses on the consolidated statements of operations.

Net Income (Loss) Per Share

Basic net income (loss) per share has been computed on the basis of the weighted average number of shares of common stock outstanding. In periods when the Company reported a net loss from continuing operations, there were no differences between average shares used to compute basic and diluted loss per share as inclusion of stock options and restricted stock units would have been anti-dilutive in those periods. The weighted average number of shares outstanding for the basic and diluted net income (loss) per share for the periods prior to the completion of the IPO is based on the number of shares of the Company’s common stock outstanding on May 15, 2023, the effective date of the registration statement relating to the IPO. On that date, the Company issued 5,999,999 shares of its common stock to the Company’s sole stockholder of record, FG Holdings Quebec, Inc. (“FG Holdings Quebec”) (after which FG Holdings Quebec held 6,000,000 shares of common stock, which represented all of the then issued and outstanding common stock). The following table summarizes the weighted average shares used to compute basic and diluted net loss per share (in thousands):

	Year Ended December 31,
	2023	2022
Weighted average shares outstanding:
Basic weighted average shares outstanding	6,922	6,000
Dilutive effect of stock options and certain non-vested restricted stock units	56	-
Diluted weighted average shares outstanding	6,978	6,000

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Options to purchase 156,000 shares of common stock were outstanding as of December 31, 2023 but were not included in the computation of diluted loss per share as the exercise price of such options was greater than the average market price of the common shares for the respective periods.

Stock Compensation Plans

Prior to the Separation, the Company’s employees participated in FG Group Holdings’ stock-based compensation plans. Stock-based compensation expense has been allocated to the Company based on the awards and terms previously granted to FG Group Holdings’ employees. The Company measures stock-based compensation at the grant date based on the fair value of the award. The fair value of stock options is estimated using the Black-Scholes option pricing model. Estimated compensation cost relating to RSUs is based on the closing fair market value of FG Group Holdings’ common stock on the date of grant.

The Company recognizes compensation expense for all stock-based payment awards based on estimated fair values on the date of grant. The Company uses the straight-line amortization method over the vesting period of the awards. The Company has historically issued shares upon exercise of stock options or vesting of restricted stock from new stock issuances. The Company estimates the fair value of restricted stock awards based upon the closing market price of the underlying Common Shares on the date of grant. The fair value of stock options granted is calculated using the Black-Scholes option pricing model. No stock-based compensation cost was capitalized as a part of inventory in 2023 and 2022.

Fair Value of Financial and Derivative Instruments

Assets and liabilities measured at fair value are categorized into a fair value hierarchy based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

●	Level 1 —	inputs to the valuation techniques are quoted prices in active markets for identical assets or liabilities

●	Level 2 —	inputs to the valuation techniques are other than quoted prices but are observable for the assets or liabilities, either directly or indirectly

●	Level 3 —	inputs to the valuation techniques are unobservable for the assets or liabilities

The following tables present the Company’s financial assets and liabilities measured at fair value based upon the level within the fair value hierarchy in which the fair value measurements fall, as of December 31, 2023 and 2022.

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Fair values measured on a recurring basis at December 31, 2023 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$5,470	$-	$-	$5,470
Total	$5,470	$-	$-	$5,470

Fair values measured on a recurring basis at December 31, 2022 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$3,615	$-	$-	$3,615
Total	$3,615	$-	$-	$3,615

The Company’s short-term debt is recorded at historical cost. The carrying values of all other financial assets and liabilities, including accounts receivable, accounts payable, and short-term debt reported in the consolidated balance sheets equal or approximate their fair values due to the short-term nature of these instruments.

All non-financial assets that are not recognized or disclosed at fair value in the financial statements on a recurring basis, which include non-financial long-lived assets, are measured at fair value in certain circumstances (for example, when there is evidence of impairment).

Foreign Currency Translation

For Strong/MDI, the environment in which the business conducts operations is considered the functional currency, generally the local currency, which is the Canadian dollar. The assets and liabilities of Strong/MDI are translated into the United States dollar at the foreign exchange rates in effect at the end of the period. Revenue and expenses of Strong/MDI are translated using an average of the foreign exchange rates in effect during the period. Translation adjustments are not included in determining net earnings but are presented in comprehensive loss within the consolidated statements of comprehensive income. Transaction gains and losses that arise from foreign exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated statements of income as incurred. If the Company disposes of its investment in a foreign entity, any gain or loss on currency translation balance recorded in accumulated other comprehensive income would be recognized as part of the gain or loss on disposition.

Warranty Reserves

In most instances, digital products sold to customers are covered by the manufacturing firm’s warranty; however, for certain customers, the Company may grant warranties in excess of the manufacturer’s warranty. In addition, the Company provides warranty coverage on screens it manufactures. The Company accrues for these costs at the time of sale. The following table summarizes warranty activity for the years ended December 31 (in thousands):

	2023	2022
Warranty accrual at beginning of year	$309	$136
Charged to expense	347	299
Claims, net of recoveries	(192)	(117)
Foreign currency adjustment	11	(9)
Warranty accrual at end of year	$475	$309

Contingencies

The Company accrues for contingencies when its assessments indicate that it is probable that a liability has been incurred and an amount can be reasonably estimated. The Company’s estimates are based on currently available facts and its estimates of the ultimate outcome or resolution. Actual results may differ from the Company’s estimates, resulting in an impact, positive or negative, on earnings.

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Recently Adopted Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This ASU requires the measurement of all expected credit losses for financial assets, including trade receivables, held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. The Company adopted this ASU effective January 1, 2023. Upon adoption the Company recorded a cumulative effect adjustment decreasing net parent investment by $24,000.

3. Discontinued Operations

In March 2022, Strong Studios acquired, from Landmark Studio Group LLC (“Landmark”), the rights to original feature films and television series, and was assigned third party rights to content for global multiplatform distribution. The transaction entailed the acquisition of certain projects which are in varying stages of development. During the second quarter of 2022, Safehaven 2022, Inc. (“Safehaven 2022”) was established to manage the production and financing of the Safehaven television series, one of the in-process projects acquired from Landmark.

In September 2023, the Company acquired all of the outstanding capital stock of Unbounded, an independent media and creative production company. In connection with the acquisition of Unbounded, the Company issued 0.6 million Class A Voting Common Shares. Unbounded developed, created and produced film, advertising, and branded content for a broad range of clients. The Company expected Unbounded, in partnership with Strong Studios, would also further develop its original IP portfolio, under its Fieldhouse Entertainment division, which included feature films employing Strong Studios’ long form production expertise and industry network.

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios and Unbounded and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. The Company may receive proceeds from the disposition of certain parts of the business and could recover development costs incurred in certain of the Strong Studios projects in the future; however, any recovery is highly speculative, and management is not able to estimate the amount, timing or likelihood of recoveries. These estimates may change based on the ultimate disposition of the operations and potential recoveries.

The Company evaluated the classification of the content business as a discontinued operation as of December 31, 2023. The content business included employees and operations that were dedicated solely to that portion of the overall business. In addition, the Company’s accounting system and bank accounts were set up in a manner that allowed for the cash flows to be clearly distinguished from the rest of the entity. The Company determined its content business is a component of an entity and represented a discontinued operation effective December 31, 2023. As noted above, management began implementing the exit plan in late December 2023. All employees of the content business were notified of the Company’s plans to exit the business in December and management immediately began working to implement the exit plan.

In connection with the plan to exit the content business, the Company shut down the acquired Unbounded operations effective December 31, 2023.

The Company also entered into a letter of intent during December 2023 and executed a Stock Purchase Agreement effective January 1, 2024 for the sale of the majority of the Strong Studios operations. As a result, the Company has classified the assets and liabilities to reflected as discontinued operations as of December 31, 2023.

Pursuant to the Stock Purchase Agreement, the Company transferred the Strong Studios legal entity and all assets and liabilities related to Strong Studios, except the assets and liabilities related to Safehaven. The Stock Purchase Agreement included a sales price of $0.6 million in cash, to be paid in installments, and assumption of certain liabilities of Strong Studios. In addition to the $0.6 million purchase price, the Company could recoup its investments in the underlying projects in the future if they projects are profitably commercialized. The first installment payment was due in February 2024, but the payment has not been received from the purchaser, and the Company is uncertain if the cash purchase price will ultimately be received. As a result, the Company has adjusted the carrying value of the net assets related to Strong Studios to $0, which resulted in a loss on disposal of $0.6 million.

As a result of the shutdown of Unbounded and the sale of the majority of the operations of Strong Studios, the Company recorded a loss on disposal of $2.3 million during 2023.

F-52

The Safehaven series, a fully complete and readily marketable project under Strong Studios, was not transferred as part of the sale. The Safehaven series was completed in mid-2023, and the Company and the other investors in the series began marketing the project for sale during the second half of 2023. Currently, the parties are involved in a dispute relating to the financial management of the project. The Company is working to resolve the dispute and management’s intent is to fully exit the project in early 2024. As a result of the ongoing dispute and the impact on the Company’s ability to predict any future revenue participation from the sale/license of the series, the carrying value of the assets and liabilities has been adjusted to $0. The write down of the Safehaven film and TV programming rights intangible asset was recorded within cost of revenues.

The major classes of assets and liabilities included as part of discontinued operations are as follows (in thousands):

	December 31, 2023	December 31, 2022
Accounts receivable, net	$27	$-
Other current assets	7	1,666
Film & TV programming rights	906	1,501
Total assets of discontinued operations	$940	$3,167

Accounts payable and accrued expenses	$1,321	$1,805
Long-term debt, net of current portion	71	-
Total liabilities of discontinued operations	$1,392	$1,805

The major line items constituting the net loss from discontinued operations are as follows (in thousands):

	Year Ended
	December 31, 2023	December 31, 2022
Net revenues	$6,385	$914
Cost of revenues	7,772	830
Gross profit	(1,387)	84
Selling and administrative expenses	1,203	639
Loss on disposal of assets	2,268	-
Loss from operations	(4,858)	(555)
Other expense	(2)	-
Loss from discontinued operations	(4,860)	(555)
Income tax expense	-	-
Net loss from discontinued operations	$(4,860)	$(555)

4. The Separation and Initial Public Offering

On May 15, 2023, the Company completed an IPO of 1,000,000 of its Class A Voting Common Shares at a price to the public of $4.00 per share. The IPO closed on May 18, 2023 and the Company completed its separation from FG Group Holdings. Total net proceeds of approximately $1.3 million were raised from the IPO after deducting underwriting discounts and commissions and offering costs. Offering costs totaled approximately $2.2 million. The Company’s Common Shares are listed on the NYSE American under the ticker symbol “SGE.”

Also on May 15, 2023, the Company issued 100 shares of its Class B Shares to FG Group Holdings. Holders of the Class B Shares are entitled to (i) elect or appoint at least fifty percent (50%) of the total number of the Company’s directors (each a “Class B Director”), (ii) remove any Class B Director, and (iii) elect or appoint a director to fill any vacancy left by a Class B Director. No holder of any class or series of shares, other than Class B Shares, are entitled to nominate, elect, remove, or propose to remove, a Class B Director. Holders of our Class B Shares are not entitled to vote on any other matter (other than as provided by law), are not entitled to dividends, are subject to transfer restrictions, and are redeemable and retractable at the price of $1.00 per Class B Share upon certain conditions being met. The Company has an obligation to redeem all of the Class B Shares held by a holder of Class B Shares, upon receipt of notice that such holder has ceased to hold, directly or indirectly, at least thirty percent (30%) of the Company’s issued and outstanding Common Shares. Pursuant to a “lock-up” agreement, FG Group Holdings has agreed, for a period of twelve (12) months from the date of the Company’s IPO, subject to limited exceptions, without the prior written consent of the underwriter of the Company’s IPO, that they will not offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any of the Company’s our securities. As a result, FG Group Holdings is unable to redeem any of its Class B Shares until at least one year after the Company’s IPO.

In connection with the Separation of the Company from FG Group Holdings and the IPO, the Company entered into a Master Asset Purchase Agreement, an IP Assignment Agreement, the FG Group Holdings Asset Transfer Agreement, the FG Group Holdings IP Assignment Agreement, the Joliette Plant Lease, the Share Transfer Agreements and a number of other agreements. Under the Management Services Agreement, the Company and FG Group Holdings provide certain services to each other, which include information technology, legal, finance and accounting, human resources, tax, treasury, and other services, and charges a fee that is based on its actual costs and expenses for those services in the future (with mark-up, if necessary, to comply with applicable transfer pricing principles under Canadian and U.S. tax regulations). These agreements took effect upon the closing of the Separation and IPO.

F-53

5. Acquisition of the Assets of Innovative Cinema Solutions

On November 3, 2023, the Company entered into an asset purchase agreement with Innovative Cinema Solutions, LLC (“ICS”), a full-service provider of technical services and solutions to national cinema chains. The operations of ICS are being integrated into the existing operations of STS. The purchase price included $0.2 million in cash, $0.2 million worth of Common Shares, and the issuance of a $0.5 million promissory note by STS.

The following table summarizes the fair values assigned to the net assets acquired and the liabilities assumed as part of the acquisition of ICS (in thousands):

Cash	$160
Accounts receivable	2,435
Inventory	638
Property, plant and equipment	7
Operating lease right-of-use asset	183
Other current assets	12
Total identifiable assets acquired	3,435

Accounts payable and accrued expenses	1,337
Promissory note	465
Operating lease obligation	183
Total liabilities assumed	1,985

Net assets acquired	$1,450

The value of the net assets acquired exceeded the purchase price by approximately $1.0 million. As a result, the Company recorded a gain on the bargain purchase during the year ended December 31, 2023, which is recorded within other income, net on the consolidated statement of operations.

As stated in ASC 805, Business Combinations, the acquirer in a business combination has a period of time, referred to as the measurement period, to finalize the accounting for a business combination. The measurement period provides companies with a reasonable period of time to determine the value of identifiable tangible and intangible assets acquired, liabilities assumed, and the consideration transferred for the acquiree. The measurement period ends when the acquirer receives all necessary information about the facts and circumstances that existed as of the acquisition date for the provisional amounts (or otherwise learns that more information is not obtainable); however, the measurement period cannot exceed one year from the acquisition date. The Company is in the process of finalizing the acquisition purchase price and valuations of certain intangible assets; thus, the provisional measurements of intangible assets are subject to change.

Pro forma results of operations for this acquisition have not been presented because the effects on net revenues and net (loss) income were not material to the Company’s historical consolidated financial statements.

6. Revenue

The following tables disaggregate the Company’s revenue by major source for the years ended December 31, 2023 and December 31, 2022 (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
Screen system sales	$14,925	$13,923
Digital equipment sales	12,937	13,245
Extended warranty sales	182	347
Other product sales	2,732	2,604
Total product sales	30,776	30,119
Field maintenance and monitoring services	7,808	6,797
Installation services	3,508	1,889
Other service revenues	524	148
Total service revenues	11,840	8,834
Total net revenues	$42,616	$38,953

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The following tables disaggregate the Company’s revenue by the timing of transfer of goods or services to the customer for the years ended December 31, 2023 and December 31, 2022 (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
Point in time	$36,441	$33,599
Over time	6,175	5,354
Total revenues	$42,616	$38,953

At December 31, 2023, the unearned revenue amount associated with maintenance and monitoring services and extended warranty sales in which the Company is the primary obligor was $0.7 million. The Company expects to recognize $0.7 million of unearned revenue amounts during 2024 and immaterial amounts during 2025-2026. The amount expected to be recorded during 2024 includes $0.2 million related to long-term projects that the Company’s uses the percentage-of- completion method to recognize revenue.

The following tables summarize the Company’s revenue by geographic area for the years ended December 31, 2023 and December 31, 2022 (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
United States	$36,111	$33,585
Canada	1,192	1,622
China	22	327
Mexico	145	20
Latin America	593	592
Europe	1,449	1,076
Asia (excluding China)	2,265	809
Other	839	922
Total	$42,616	$38,953

7. Inventories

	December 31, 2023	December 31, 2022
Raw materials and components	$2,021	$1,826
Work in process	443	279
Finished goods	1,615	1,284
Total Inventories	$4,079	$3,389

The inventory balances are net of reserves of approximately $0.4 million and $0.5 million as of December 31, 2023 and December 31, 2022, respectively. The inventory reserves primarily related to the Company’s finished goods inventory.

The following table details a roll-forward of the inventory reserve during 2023 (in thousands):

Inventory reserve balance at December 31, 2022	$486
Inventory write-offs during 2023	(67)
Benefit from inventory reserve during 2023	(35)
Inventory reserve balance at December 31, 2023	$384

8. Other Current Assets

Other current assets include the following (in thousands):

	December 31, 2023	December 31, 2022
Prepaid expenses	$451	$417
Costs incurred in connection with initial public offering	-	1,920
Unbilled accounts receivable	552	337
Other	59	207
Total Other current assets	$1,062	$2,881

F-55

9. Property, Plant and Equipment

Property, plant and equipment include the following (in thousands):

	December 31, 2023	December 31, 2022
Land	$-	$48
Buildings and improvements	433	6,752
Machinery and other equipment	5,158	4,778
Office furniture and fixtures	830	675
Construction in progress	-	12
Total property, plant and equipment, cost	6,421	12,265
Less: accumulated depreciation	(4,829)	(7,658)
Property, plant and equipment, net	$1,592	$4,607

Depreciation expense approximated $0.4 million and $0.6 million during the years ended December 31, 2023 and December 31, 2022, respectively.

10. Goodwill

The following represents a summary of changes in the Company’s carrying amount of goodwill (in thousands):

Balance as of December 31, 2022	$882
Foreign currency translation adjustment	21
Balance as of December 31, 2023	$903

11. Accrued Expenses

The major components of current accrued expenses are as follows (in thousands):

	December 31, 2023	December 31, 2022
Employee-related	$1,425	$1,243
Warranty obligation	475	309
Interest and taxes	546	294
Legal and professional fees	381	462
Other	285	377
Total Accrued expenses	$3,112	$2,685

12. Income Taxes

Income from continuing operations before income taxes consists of (in thousands):

	Years Ended December 31,
	2023	2022
United States	$1,722	$1,015
Foreign	1,705	1,775
Total income from continuing operations	$3,427	$2,790

F-56

Income tax expense from continuing operations consists of (in thousands):

	Years Ended December 31,
	2023	2022
Federal:
Current	$115	$-
Deferred	-	-
Total	-	-
State:
Current	37	2
Deferred	-	-
Total	-	2
Foreign:
Current	580	639
Deferred	(255)	(106)
Total	325	533
Total income tax expense from continuing operations	$477	$535

Income tax expense from continuing operations differed from the amounts computed by applying the U.S. Federal income tax rate to pretax income as follows (in thousands):

	Years Ended December 31,
	2023	2022
Expected federal income tax provision	$766	$586
State income taxes, net of federal benefit	(7)	41
Foreign tax rate differential	157	99
Change in state tax rate	51	(136)
Change in valuation allowance	(328)	(211)
Permanent items	23	155
Return to provision	37	5
Other	(222)	(4)
Total income tax expense from continuing operations	$477	$535

Deferred tax assets and liabilities of continuing operations were comprised of the following (in thousands):

	December 31, 2023	December 31, 2022
Deferred tax assets:
Deferred revenue	$156	$118
Compensation-related accruals	191	118
Inventory reserves	102	139
Warranty reserves	115	82
Uncollectible receivable reserves	16	50
Net operating losses	316	594
Depreciation and amortization	1,863	-
Other	111	80
Total deferred tax assets	2,870	1,181
Valuation allowance	(2,607)	(1,084)
Net deferred tax assets after valuation allowance	263	97
Deferred tax liabilities:
Depreciation and amortization	(388)	(626)
Total deferred tax liabilities	(388)	(626)
Net deferred tax liability	$(125)	$(529)

F-57

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers the scheduled reversal of taxable temporary differences, projected future taxable income and tax planning strategies in making this assessment. A cumulative loss in a particular jurisdiction in recent years is a significant piece of negative evidence with respect to the realizability that is difficult to overcome. Based on the available objective evidence including recent updates to the taxing jurisdictions generating income, the Company concluded that a valuation allowance of continuing operations of $2.6 million and $1.1 million should be recorded against the Company’s U.S. tax jurisdiction deferred tax assets as of December 31, 2023 and 2022, respectively. The overall change in valuation allowance was $1.6 million.

As a result of the Tax Cuts and Jobs Act of 2017, all Federal net operating losses that are generated beginning January 1, 2018 and beyond will carryforward indefinitely.

In general, under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation that undergoes an “ownership change” (defined under 382 of the Code and applicable Treasury Regulations a greater than 50 percentage point change (by value) in a corporation’s equity ownership by certain stockholders over a rolling three-year period) is subject to limitations on its ability to utilize its pre-change NOLs to offset future income. The Company has determined that the utilization of the Unbounded Media Corporation’s acquired net operating losses is subject to limitation under Section 382.

In March 2020, the Coronavirus Aid, Relief, and Economic Security Act CARES Act (the “CARES Act”), was enacted and made significant changes to Federal tax laws, including certain changes that were retroactive to the 2019 tax year. Changes in tax laws are accounted for in the period of enactment and the retroactive effects are recognized in these financial statements. There were no material income tax consequences of this enacted legislation on the reporting period of these financial statements.

The Company is subject to possible examinations not yet initiated for Federal purposes for the fiscal years 2020 through 2022. In most cases, the Company has examinations open for foreign, state, or local jurisdictions based on the particular jurisdiction’s statute of limitations.

Estimated amounts related to underpayment of income taxes, including interest and penalties, are classified as a component of income tax expense in the consolidated statements of income and were not material for the years ended December 31, 2023 and 2022. Amounts accrued for estimated underpayment of income taxes were zero as of December 31, 2023 and 2022.

13. Debt

The Company’s short-term and long-term debt consists of the following (in thousands):

	December 31, 2023	December 31, 2022
Short-term debt:
Strong/MDI 20-year installment loan	$-	$2,289
Strong/MDI 5-year equipment loan	-	221
Strong/MDI revolving credit facility	2,438	-
Insurance financing	18	-
Total short-term debt	$2,456	$2,510
Long-term debt:
Tenant improvement loan	$126	$162
ICS promissory note	445	-
Total long-term debt	571	162
Less: current portion	(270)	(36)
Long-term debt, net of current portion	$301	$126

F-58

Strong/MDI Credit Agreement

On September 5, 2017, the Company’s Canadian subsidiary, Strong/MDI, entered into a demand credit agreement, as amended and restated May 15, 2018, with Canadian Imperial Bank of Commerce (“CIBC”) consisting of a revolving line of credit for up to CAD$3.5 million, subject to a borrowing base requirement, a 20-year installment loan for up to CAD$6.0 million and a 5-year installment loan for up to CAD$0.5 million. On June 7, 2021, Strong/MDI entered into a demand credit agreement (the “2021 Credit Agreement”), which amended and restated the demand credit agreement dated as of September 5, 2017. The 2021 credit agreement consisted of a revolving line of credit for up to CAD$2.0 million subject to a borrowing base requirement, a 20-year installment loan for up to CAD$5.1 million and a 5-year installment loan for up to CAD$0.5 million. Amounts outstanding under the line of credit are payable on demand and bear interest at the prime rate established by CIBC. Amounts outstanding under the installment loans bear interest at CIBC’s prime rate plus 0.5% and are payable in monthly installments, including interest, over their respective borrowing periods. CIBC may also demand repayment of the installment loans at any time. The Strong/MDI credit facilities are secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2021 Credit Agreement required Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity method holdings) not exceeding 2.5 to 1, a current ratio (excluding amounts due from related parties) of at least 1.3 to 1 and minimum “effective equity” of CAD$4.0 million.

In January 2023, Strong/MDI and CIBC entered into a demand credit agreement (the “2023 Credit Agreement”), which amended and restated the 2021 Credit Agreement. The 2023 Credit Agreement consists of a revolving line of credit for up to CAD$5.0 million and a 20-year installment loan for up to CAD$3.1 million. Under the 2023 Credit Agreement: (i) the amount outstanding under the line of credit is payable on demand and bears interest at the lender’s prime rate plus 1.0% and (ii) the amount outstanding under the installment loan bears interest at the lender’s prime rate plus 0.5% and is payable in monthly installments, including interest, over their respective borrowing periods. The lender may also demand repayment of the installment loan at any time. The 2023 Credit Agreement is secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2023 Credit Agreement requires Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity holdings) not exceeding 2.5 to 1 and a fixed charge coverage ratio of not less than 1.1 times earnings before interest, income taxes, depreciation and amortization. The 5-year installment note was paid in full in connection with entering into the 2023 Credit Agreement. In connection with the IPO, the 20-year installment note did not transfer to the Company. Strong/MDI was in compliance with its debt covenants as of December 31, 2023. In May 2023, Strong/MDI and CIBC entered into an amendment to the 2023 Credit Agreement which reduced the amount available under the revolving line of credit to CAD$3.4 million, and CIBC provided an undertaking to Strong/MDI to a release of CIBC’s security interest in certain assets to be transferred to a subsidiary in connection with transactions related to the IPO. As of December 31, 2023, there was CAD$3.2 million, or approximately $2.4 million, of principal outstanding on the revolving credit facility, which bears variable interest at 8.2%.

On January 19, 2024, the Company entered into a new demand credit agreement with CIBC. The agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS (collectively, the “Subsidiaries”), and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims.

Tenant Improvement Loan

During the fourth quarter of 2021, the Company entered into a lease for a combined office and warehouse in Omaha, Nebraska. The Company incurred total costs of approximately $0.4 million to complete the build-out of the new combined office and warehouse facility. The landlord has agreed to fund approximately 50% of the build-out costs, and the Company is required to repay the portion funded by the landlord in equal monthly installments through the end of the initial lease term in February 2027. Through the end of 2021, the Company incurred approximately $0.2 million of total costs to build out the facility, of which approximately $0.1 million was funded by the landlord. The Company completed the build-out during the first quarter of 2022 and incurred an additional $0.2 million of total costs to complete the build-out, of which approximately $0.1 million was funded by the landlord.

ICS Promissory Note

As discussed in Note 5, STS issued a $0.5 million promissory note in connection with the acquisition of ICS. The promissory note will be repaid in monthly installments through November 2025 and bears fixed interest of 5%.

F-59

Insurance Financing

The Company maintains certain commercial insurance policies, including management liability and other policies customarily held by publicly traded companies. The Company elected to finance a portion of the annual premium, which will be repaid in monthly installments through January 2024. The finance agreement bears fixed interest of approximately 10%.

Contractual Principal Payments

Contractual required principal payments on the Company’s long-term debt at December 31, 2023, are as follows (in thousands):

2024	$270
2025	253
2026	41
2027	7
2028	-
Thereafter	-
Total	$571

14. Compensation and Benefit Plans

Retirement Plan

Eligible employees of the Company in the United States participate in a defined contribution 401(k) plan (the “401(k) Plan”) sponsored by FG Group Holdings. Pursuant to the provisions of the 401(k) Plan, employees may defer up to 100% of their compensation subject to the IRS annual limits. FG Group Holdings matches 50% of the amount deferred up to 6% of their compensation. The contributions made to the 401(k) Plan by FG Group Holdings were approximately $0.2 million during each of the years ended December 31, 2023 and 2022. The employees of the Company continue to participate in FG Group Holdings’ plans after the separation from FG Group Holdings.

15. Leases

The Company and its subsidiaries lease plant and office facilities and equipment under operating and finance leases expiring through 2038. See Note 18 for additional details related to the lease for the Company’s manufacturing facility in Quebec, Canada.

The Company determines if a contract is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Right-of-use assets and liabilities are recognized based on the present value of future minimum lease payments over the expected lease term at commencement date. Certain of the leases contain extension options; however, the Company has not included such options as part of its right-of-use assets and lease liabilities because it does not expect to extend the leases. The Company measures and records a right-of-use asset and lease liability based on the discount rate implicit in the lease, if known. In cases where the discount rate implicit in the lease is not known, the Company measures the right-of-use assets and lease liabilities using a discount rate equal to the Company’s estimated incremental borrowing rate for loans with similar collateral and duration.

The Company elected to not apply the recognition requirements of Accounting Standards Codification Topic 842, “Leases,” to leases of all classes of underlying assets that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Instead, lease payments for such short-term leases are recognized in operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

The Company elected, as a lessee, for all classes of underlying assets, to not separate nonlease components from lease components and instead to account for each separate lease component and the nonlease components associated with that lease component as a single lease component.

F-60

The following tables present the Company’s lease costs and other lease information (dollars in thousands):

Lease cost	Year Ended
	December 31, 2023	December 31, 2022
Finance lease cost:
Amortization of right-of-use assets	$168	$30
Interest on lease liabilities	90	9
Operating lease cost	372	96
Short-term lease cost	71	53
Net lease cost	$701	$188

Other information	Year Ended
	December 31, 2023	December 31, 2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from finance leases	$90	$9
Operating cash flows from operating leases	$238	$78
Financing cash flows from finance leases	$145	$30
Right-of-use assets obtained in exchange for new finance lease liabilities	$762	$635
Right-of-use assets obtained in exchange for new operating lease liabilities	$4,759	$-

As of December 31, 2023
Weighted-average remaining lease term - finance leases (years)	1.3
Weighted-average remaining lease term - operating leases (years)	13.4
Weighted-average discount rate - finance leases	5.2%
Weighted-average discount rate - operating leases	5.1%

The following table presents a maturity analysis of the Company’s operating lease liabilities as of December 31, 2023 (in thousands):

	Operating Leases	Finance Leases
2024	$616	$352
2025	546	600
2026	496	465
2027	429	-
2028	419	-
Thereafter	4,247	-
Total lease payments	6,753	1,417
Less: Amount representing interest	(1,896)	(193)
Present value of lease payments	4,857	1,224
Less: Current maturities	(397)	(253)
Lease obligations, net of current portion	$4,460	$971

16. Stock Based Compensation

The Company recognizes compensation expense for all stock-based payment awards based on estimated grant date fair values. Stock-based compensation expense included in selling and administrative expenses approximated $1.01 million and $0.1 million for the years ended December 31, 2023 and December 31, 2022, respectively.

F-61

The Company’s 2023 Share Compensation Plan (the “Plan”) was approved by the Compensation Committee of the Board of Directors with the discretion to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other stock- based awards and cash-based awards. Vesting terms vary with each grant and may be subject to vesting upon a “change in control” of the Company. As of December 31, 2023, approximately 0.5 million shares were available for issuance under the Plan.

Stock Options

The Company granted a total of 156,000 options during 2023, all of which were granted on June 5, 2023. Options to purchase shares of common stock were granted with exercise prices equal to the fair value of the common stock on the date of the grant. The weighted average grant date fair value of stock options granted on June 5, 2023 was $1.86. The fair value of each stock option granted is estimated on the date of grant using a Black-Scholes valuation model with the following weighted average assumptions:

Expected dividend yield at date of grant	0.00%
Risk-free interest rate	3.82%
Expected stock price volatility	68.7%
Expected life of options (in years)	5.0

The following table summarizes stock option activity for the year ended December 31, 2023:

	Number of Options	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2022	-	$-	-	$-
Granted	156,000	3.11
Exercised	-
Forfeited	-
Expired	-
Outstanding at December 31, 2023	156,000	$3.11	9.4	$-
Exercisable at December 31, 2023	-	$-	-	$-

The aggregate intrinsic value in the table above represents the total that would have been received by the option holders if all in-the-money options had been exercised and sold on the date indicated.

As of December 31, 2023, 156,000 stock option awards were non-vested. Unrecognized compensation cost related to non-vested stock options was approximately $0.2 million, which is expected to be recognized over a weighted average period of 4.4 years.

Restricted Stock Units

The Company estimates the fair value of restricted stock awards based upon the closing price of the underlying common stock on the date of grant. The following table summarizes restricted stock unit activity for the year ended December 31, 2023:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Non-vested at December 31, 2022	-	$-
Restricted stock units granted	369,000	3.77
Restricted stock units vested	(195,000)	3.99
Restricted stock units forfeited	-
Non-vested at December 31, 2023	174,000	$3.52

As of December 31, 2023, the total unrecognized compensation cost related to non-vested restricted stock unit awards was approximately $0.4 million, which is expected to be recognized over a weighted average period of 2.1 years.

F-62

17. Commitments, Contingencies and Concentrations

Concentrations

The Company’s top ten customers accounted for approximately 48% and 52% of 2023 and 2022 consolidated net revenues. Trade accounts receivable from these customers represented approximately 49% and 69% of net consolidated receivables at December 31, 2023 and December 31, 2022, respectively. One of the Company’s customers accounted for more than 10% of both its consolidated net revenues during 2023 and the Company’s net consolidated receivables as of December 31, 2023. None of the Company’s customers accounted for more than 10% of both its consolidated net revenues during 2022 and the Company’s net consolidated receivables as of December 31, 2022. While the Company believes its relationships with such customers are stable, most arrangements are made by purchase order and are terminable at will by either party. A significant decrease or interruption in business from the Company’s significant customers could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which the Company sells its products.

Financial instruments that potentially expose the Company to a concentration of credit risk principally consist of accounts receivable. The Company sells product to a large number of customers in many different geographic regions. To minimize credit risk, the Company performs ongoing credit evaluations of its customers’ financial condition.

Litigation

The Company is involved, from time to time, in certain legal disputes in the ordinary course of business. No such disputes, individually or in the aggregate, are expected to have a material effect on the Company’s business or financial condition.

FG Group Holdings is named as a defendant in personal injury lawsuits based on alleged exposure to asbestos-containing materials. A majority of the cases involve product liability claims based principally on allegations of past distribution of commercial lighting products containing wiring that may have contained asbestos. Each case names dozens of corporate defendants in addition to FG Group Holdings. In FG Group Holdings’ experience, a large percentage of these types of claims have never been substantiated and have been dismissed by the courts. FG Group Holdings has not suffered any adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. Under the FG Group Holdings Asset Purchase Agreement, the Company agreed to indemnify FG Group Holdings for future losses, if any related to current product liability or personal injury claims arising out of products sold or distributed in the U.S. by the operations of the businesses being transferred to the Company in the Separation, in an aggregate amount not to exceed $250,000 per year, as well as to indemnify FG Group Holdings for all expenses (including legal fees) related to the defense of such claims. As of December 31, 2023, the Company has a loss contingency reserve of approximately $0.3 million, of which $0.1 million represents future payments on a settled case and the remaining $0.2 million represents the Company’s estimate of its potential losses related to the settlement of open cases. When appropriate, FG Group Holdings may settle additional claims in the future. The Company does not expect the resolution of these cases to have a material adverse effect on its consolidated financial condition, results of operations or cash flows.

Gain on Insurance

The Company has carried key man life insurance covering one of its employees for several years. The covered employee passed away during the third quarter of 2023. The company completed and filed a $2.5 million claim with the insurance company in October 2023. The claim was accepted and fully paid during the fourth quarter of 2023. The gain from the key man life insurance policy was recorded within other income, net on the consolidated statement of operations.

F-63

18. Related Party Transactions

Related Party Transactions

In connection with the IPO, we and FG Group Holdings entered into a management services agreement that provides a framework for our ongoing relationship with FG Group Holdings. FG Group Holdings and its subsidiaries and we and our subsidiaries, provide each other certain services which include information technology, legal, finance and accounting, human resources, tax, treasury, and other services. Pursuant to the Management Services Agreement, the charges for these services are generally based on their actual cost basis.

The Company manufactures its screens in an approximately 80,000 square-foot facility near Montreal, Quebec, Canada, which is owned by FG Holdings Quebec. The Company and FG Holdings Quebec have entered into a long-term lease agreement covering the Company’s continued use of the facility.

Allocation of Corporate Expenses

The operating results of Strong Global Entertainment have historically been disclosed as a reportable segment within the consolidated financial statements of FG Group Holdings enabling identification of directly attributable transactional information, functional departments and headcount. Revenue and Cost of revenue were derived from transactional information specific to Strong Global Entertainment products and services. Directly attributable operating expenses were derived from activities relating to Strong Global Entertainment functional departments and headcount. Certain additional costs, including compensation costs for corporate employees, have been allocated from FG Group Holdings. The allocated costs for corporate functions included, but were not limited to, executive management, information technology, legal, finance and accounting, human resources, tax, treasury, research and development, sales and marketing activities, shared facilities and other shared services, which are not provided at the Strong Global Entertainment level. These costs were allocated on a basis of revenue, headcount or other measures Strong Global Entertainment has determined as reasonable.

The combined statements of income of the Company reflect allocations of general corporate expenses from FG Group Holdings including expenses related to corporate services, such as executive management, information technology, legal, finance and accounting, human resources, tax, treasury, research and development, sales and marketing, shared facilities and other shared services. These costs were allocated based on a basis of revenue, headcount, or other measures the Company has determined as reasonable. These allocations are primarily reflected within operating expenses in the consolidated statements of income. The amount of these allocations from FG Group Holdings for each of the years ended December 31, 2023 and December 31, 2022 was $0.3 million and $0.9 million, respectively, all of which related to general and administrative expenses. Management believes the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to, or the benefit received by, the Company during the periods presented.

Costs Incurred in Connection with Initial Public Offering

Prior to the Separation, the Company incurred $1.0 million of costs in connection with the IPO which were paid by FG Group Holdings. During 2022, it was determined the Company will reimburse FG Group Holdings following the completion of the IPO. The Company reimbursed FG Group Holdings for the costs incurred in connection with the IPO during the fourth quarter of 2023.

Working Capital Advance to Safehaven 2022

Safehaven 2022 has received working capital advances of $0.7 million, of which $0.6 million was funded by FG Group Holdings. The Company reimbursed FG Group Holdings for the working capital advances during the fourth quarter of 2023.

Landmark Transaction

As discussed in Note 3, Strong Studios acquired, from Landmark, the rights to original feature films and television series, and has been assigned third party rights to content for global multiplatform distribution. In connection with such assignment and purchase, Strong Studios agreed to pay to Landmark approximately $1.7 million of which $0.6 million of which was paid by FG Group Holdings. The Company reimbursed FG Group Holdings $0.3 million during each of the third and fourth quarter of 2023.

F-64

Unaudited Condensed Consolidated Financial Statements of Fundamental Global Inc.

Fundamental Global Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2024 (unaudited)	December 31, 2023
ASSETS
Cash and cash equivalents	$7,209	$6,644
Accounts receivable (net of credit allowances of $187 and $179, respectively)	6,285	6,477
Inventories, net	4,446	4,079
Equity securities, at fair value (cost basis of $9,763 and $8,679, respectively)	9,472	10,552
Investments	39,614	17,469
Property, plant and equipment, net	4,286	12,220
Operating lease right-of-use assets	351	371
Finance lease right-of-use assets	1,136	1,258
Deferred policy acquisition costs	1,814	-
Reinsurance balances receivable (net of current expected losses allowance of $121 and $0, respectively)	17,805	-
Funds deposited with reinsured companies	8,055	-
Goodwill	881	903
Assets of discontinued operations	-	940
Assets held for sale	6,238	-
Other assets	2,687	1,230
Total assets	$110,279	$62,143

LIABILITIES
Accounts payable and accrued expenses	$8,353	$7,209
Deferred revenue and customer deposits	1,881	1,336
Loss and loss adjustment expense reserves	9,023	-
Unearned premium reserves	9,234	-
Operating lease liabilities	397	421
Finance lease liabilities	1,218	1,283
Short-term debt	4,592	4,732
Long-term debt, net of debt issuance costs	5,369	5,461
Deferred income taxes	3,354	3,200
Liabilities of discontinued operations	161	1,392
Other liabilities	93	102
Total liabilities	$43,675	$25,136

Commitments and contingencies (Note 14)

SHAREHOLDERS’ EQUITY
Series A Preferred Shares, $25.00 par and liquidation value, 1,000,000 shares authorized; 894,580 shares issued and outstanding as of March 31, 2024	$22,365	$-
Common stock, $0.001 par value; 100,000,000 shares authorized; 28,369,066 and 19,708,184 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	28	225
Additional paid-in capital	49,689	55,856
(Accumulated deficit) retained earnings	(2,161)	2,336
Treasury stock, 2,794,472 shares at cost as of December 31, 2023	-	(18,586)
Accumulated other comprehensive loss	(5,119)	(4,682)
Total Fundamental Global stockholders’ equity	64,802	35,149
Equity attributable to non-controlling interest	1,802	1,858
Total stockholders’ equity	66,604	37,007
Total liabilities and stockholders’ equity	$110,279	$62,143

See accompanying notes to condensed consolidated financial statements.

F-65

Fundamental Global Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue:
Net premiums earned	$775	$-
Net investment loss	(3,399)	(3,542)
Net product sales	8,022	7,204
Net services revenue	3,245	2,905
Total revenue	8,643	6,567

Expenses:
Net losses and loss adjustment expenses	366	-
Amortization of deferred policy acquisition costs	284	-
Costs of products	5,938	5,465
Costs of services	2,365	2,166
Selling expense	519	534
General and administrative expenses	3,627	2,531
Loss on impairment and disposal of assets	1,476	-
Total expenses	14,575	10,696
Loss from operations	(5,932)	(4,129)
Other income (expense):
Interest expense, net	(225)	(111)
Foreign currency transaction gain	161	119
Bargain purchase on acquisition and other income, net	1,859	24
Total other income, net	1,795	32
Loss before income taxes	(4,137)	(4,097)
Income tax (expense) benefit	(116)	299
Net loss from continuing operations	(4,253)	(3,798)
Net loss from discontinued operations (Note 4)	(192)	(191)
Net loss	(4,445)	(3,989)
Net loss attributable to non-controlling interest	(17)	-
Dividends declared on Series A Preferred Shares	(69)	-
Loss attributable to common shareholders	$(4,359)	$(3,989)

Basic and diluted net loss per common share:
Continuing operations	$(0.26)	$(0.42)
Discontinued operations	(0.01)	-
Total	$(0.27)	$(0.42)

Weighted average common shares outstanding:
Basic and diluted	16,744	9,422

See accompanying notes to condensed consolidated financial statements.

F-66

Fundamental Global Inc.

Condensed Consolidated Statements of Comprehensive Loss

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2024	2023

Net loss	$(4,445)	(3,989)
Adjustment to postretirement benefit obligation	-	(5)
Currency translation adjustment:
Unrealized net change arising during period	(493)	(72)
Total other comprehensive loss	(493)	(77)
Comprehensive loss	$(4,938)	$(4,066)

See accompanying notes to condensed consolidated financial statements.

F-67

Fundamental Global Inc.

Condensed Consolidated Statements of Shareholders’ Equity

(Unaudited)

(in thousands)

	Preferred Stock		Common Stock		Additional	Retained Earnings		Accumulated Other	Total Fundamental Global	Non-	Total
	Shares Outstanding	Amount	Shares Outstanding	Amount	Paid-In Capital	(Accumulated Deficit)	Treasury Stock	Comprehensive Loss	Shareholders’ Equity	controlling Interest	Stockholders’ Equity

Balance at December 31, 2023	–	$–	22,503	$225	55,856	$2,336	$(18,586)	$(4,682)	$35,149	$1,858	$37,007
Retirement of treasury stock	–	–	(2,794)	–	(18,586)	–	18,586	–	–	–	–
Net loss	–	–	–	–	–	(4,428)	–	–	(4,428)	(17)	(4,445)
Net other comprehensive loss	–	–	–	–	–	-	–	(437)	(437)	(56)	(493)
Exchange of FGH common stock	–	–	(19,709)	(225)	225	–	–	–	–	–	–
FGF preferred and common stock outstanding at merger date	895	22,365	11,449	11	15,576	–	–	–	37,952	–	37,952
Retirement of FGF common stock held by FGH prior to merger	–	–	(2,755)	(3)	(3,692)	–	–	–	(3,695)	–	(3,695)
Issuance of common stock in connection with merger	–	–	19,675	20	–	–	–	–	20	–	20
Non-controlling interest allocation	–	–	–	–	(17)	–	–	–	(128)	17	–
Dividends on Series A Preferred Shares ($0.25 per share)	–	–	–	–	–	(69)	–	–	(69)	–	(69)
Stock-based compensation	–	–	–	–	327	–	–	–	327	–	327
Balance at March 31, 2024	895	$22,365	28,369	$28	$49,689	$(2,161)	$–	$(5,119)	$64,802	$1,802	$66,604

	Preferred Stock		Common Stock		Additional			Accumulated Other	Total
	Shares Out-standing	Amount	Shares Out-standing	Amount	Paid-In Capital	Retained Earnings	Treasury Stock	Comprehensive Loss	Stockholders’ Equity

Balance at December 31, 2022	-	$-	22,264	$223	53,882	$16,437	$(18,586)	$(5,258)	$46,698
Cumulative effect of adoption of accounting principle	–	–	-	-	–	(24)	-	–	(24)
Net loss	–	–	-	-	–	(3,989)	-	–	(3,989)
Net other comprehensive loss	–	–	–	–	–	-	-	(77)	(77)
Stock-based compensation	–	–	–	–	127	–	–	-	127
Balance at March 31, 2023	-	$-	22,264	$223	54,009	$12,424	$(18,586)	$(5,335)	$42,735

See accompanying notes to condensed consolidated financial statements.

F-68

Fundamental Global Inc.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss from continuing operations	$(4,253)	$(3,798)
Adjustments to reconcile net loss to net cash used by operating activities:
Net unrealized holding loss on equity investments	2,706	2,891
Loss from equity method investments	844	651
Gain on acquisition of ICS assets	(23)	-
Net realized (gain) loss on sale of equity investments	(134)	-
Provision for (recovery of) doubtful accounts	18	(18)
Provision for obsolete inventory	14	14
Provision for warranty	10	44
Depreciation and amortization	317	266
Amortization and accretion of operating leases	210	29
Impairment of property and equipment	1,423	-
Gain on merger of FGF and FGHF (Note 3)	(1,831)
Deferred income taxes	7	(443)
Stock compensation expense	327	127
Changes in operating assets and liabilities:
Reinsurance balances receivable	1,301	-
Deferred policy acquisition costs	(50)	-
Other assets	56	2
Loss and loss adjustment expense reserves	(13)	-
Unearned premium reserves	(1,509)	-
Accounts receivable	527	612
Inventories	(419)	(284)
Current income taxes	91	(186)
Accounts payable and accrued expenses	(550)	(505)
Deferred revenue and customer deposits	547	615
Operating lease obligations	(154)	(32)
Net cash used by operating activities from continuing operations	(538)	(15)
Net cash used by operating activities from discontinued operations	(492)	(513)
Net cash used by operating activities	(1,030)	(528)

Cash flows from investing activities:
Capital expenditures	(22)	(75)
Proceeds from sales of equity securities	353	198
Cash acquired in Merger of FGF and FGH	1,903	-
Net cash provided by investing activities from continuing operations	2,234	123
Net cash used in investing activities from discontinued operations	-	(83)
Net cash provided by investing activities	2,234	40

Cash flows from financing activities:
Payment of dividends on preferred shares	(447)	-
Principal payments on short-term debt	(85)	(250)
Payment payments on long-term debt	(111)	(51)
Borrowings under credit facility	2,839	1,596
Repayments under credit facility	(2,765)	(225)
Payments on finance lease obligations	(65)	(28)
Net cash (used in) provided by financing activities from continuing operations	(634)	1,042
Net cash provided by financing activities from discontinued operations	-	-
Net cash (used in) provided by financing activities	(634)	1,042

Effect of exchange rate changes on cash and cash equivalents	(5)	6
Net increase in cash and cash equivalents from continuing operations	1,057	1,156
Net decrease in cash and cash equivalents from discontinued operations	(492)	(596)
Net increase in cash and cash equivalents	565	560
Cash and cash equivalents at beginning of period	6,644	3,789
Cash and cash equivalents at end of period	$7,209	$4,349

See accompanying notes to condensed consolidated financial statements.

F-69

Fundamental Global Inc.

Notes to Consolidated Financial Statements (unaudited)

Note 1. Nature of Business

Fundamental Global Inc. (“Fundamental Global”, the “Company”, “we”, or “us”), formerly known as FG Financial Group, Inc. (“FGF”), is engaged in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services.

On January 3, 2024, FGF and FG Group Holdings, Inc. (“FGH”) signed a definitive plan of merger to combine the companies in an all-stock transaction (the “Merger”). Under the plan of the Merger, FGH common stockholders received one share of FGF common stock for each share of common stock of FGH held by such stockholder. Upon completion of the Merger on February 29, 2024, the combined company was renamed to Fundamental Global and the common stock and Series A cumulative preferred stock of the combined company would continue to trade on the Nasdaq under the tickers “FGF” and “FGFPP,” respectively. See Note 3 Merger of FGF and FGH.

As of March 31, 2024, Fundamental Global GP, LLC (“FG”) and its affiliated entities collectively beneficially owned approximately 28.3% of our common stock. D. Kyle Cerminara, our Chief Executive Officer and the Chairman of our Board of Directors, serves as Chief Executive Officer, Co-Founder and Partner of FG.

Business Segments

The Company conducts business through its three reportable segments including reinsurance, asset management, which included merchant banking services, and Strong Global Entertainment which includes manufacturing and managed services to cinemas and entertainment venues. The operating segments are determined based on the business activities, and reflect the manner in which financial information is currently evaluated by management.

Reinsurance

The Company’s wholly owned reinsurance subsidiary, FGRe, a Cayman Islands limited liability company, provides specialty property and casualty reinsurance. FGRe has been granted a Class B (iii) insurer license in accordance with the terms of The Insurance Act (as revised) of the Cayman Islands and underlying regulations thereto and is subject to regulation by the Cayman Islands Monetary Authority (the “Authority”). The terms of the license require advance approval from the Authority should FGRe wish to enter into any reinsurance agreements which are not fully collateralized.

As of March 31, 2024, the Company had eight active reinsurance contracts, including participating in a Funds at Lloyds (“FAL”) syndicate covering risks written by the syndicate during the 2021, 2022 and 2023 calendar years.

Asset Management

FG Strategic Consulting, LLC, (“FGSC”) a wholly-owned subsidiary of the Company, provides investment advisory services, including identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and providing advice regarding macro-economic conditions.

F-70

On December 21, 2020, we formed FG Management Solutions LLC (“FGMS”), formerly known as FG SPAC Solutions, LLC, a Delaware company, to facilitate the launch of our “SPAC Platform.” Under the SPAC Platform, we provide various strategic, administrative, and regulatory support services to newly formed SPACs for a monthly fee. Additionally, the Company co-founded a partnership, FG Merchant Partners, LP (“FGMP”), formerly known as FG SPAC Partners, LP, to participate as a co-sponsor for newly formed SPACs.

In the third quarter of 2022, the Company announced the expansion of its growth strategy through the formation of a merchant banking division.

In the fourth quarter of 2022, the Company invested $2.0 million into its first merchant banking project, FG Communities, Inc. (“FGC”). FGC is a self-managed real estate company focused on a growing portfolio of manufactured housing communities which are owned and operated by FGC.

Strong Global Entertainment

Strong Global Entertainment, Inc. (“Strong Global Entertainment”) is a leader in the entertainment industry providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company is a holding company and conducts business through its wholly-owned operating subsidiaries: Strong/MDI Screen Systems, Inc. (“Strong/MDI”) is a leading premium screen and projection coatings supplier in the world, and Strong Technical Services, Inc. (“STS”) provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability.

On May 15, 2023, Strong Global Entertainment completed an initial public offering (“IPO”) of its Class A Voting Common Shares without par value (“Common Shares”). The IPO closed on May 18, 2023 and Strong Global Entertainment completed its separation from Fundamental Global, formerly FG Group Holdings, Inc. Following this transaction, Strong Global Entertainment became a separate publicly listed company, and FG Group Holdings holds approximately 76% of the Class A common shares and 100% of the Class B common shares as of March 31, 2024. As the Company continues to be the majority shareholder of Strong Global Entertainment, the financial results of Strong Global Entertainment are presented on a consolidated basis in the Company’s condensed consolidated financial statements. The Company reports the noncontrolling interest in Strong Global Entertainment as a component of equity separate from the Company’s equity. The Company’s net loss excludes the net loss attributable to the noncontrolling interest. Strong Global Entertainment’s Common Shares are listed on the NYSE American under the ticker symbol “SGE.”

Other

The Company owned and operated its Digital Ignition technology incubator and co-working facility in Alpharetta, Georgia. During the first quarter of 2024, the Company’s board authorized the sale of Digital Ignition and on April 16, 2024, the Company completed the sale of the Digital Ignition building and wholly owned subsidiary for proceeds of $6.5 million. Subsequent to March 31, 2024, the Company received approximately $1.3 million in cash, after payment of closing costs and repayment of debt at closing. In connection with the sale of the land and building, the Company recorded a non-cash impairment charge of approximately $1.4 million during the three months ended March 31, 2024 to adjust the carrying value of the assets to the fair market value less costs to sell.

Note 2. Significant Accounting Policies

Basis of Presentation

The condensed consolidated financial statements include the accounts of the Company and all majority-owned and controlled domestic and foreign subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. Unless the context indicates otherwise, references to the “Company” include the Company and its majority-owned and controlled domestic and foreign subsidiaries.

The condensed consolidated financial statements included in this report are presented in accordance with the requirements of Form 10-Q and consequently do not include all of the disclosures normally required by accounting principles generally accepted in the United States of America (also referred to as “GAAP”) for annual reporting purposes or those made in the Company’s Annual Report on Form 10-K. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

As a result of the reverse merger of FGF and FGH (see Note 3), the condensed consolidated financial statements for the periods prior to the merger represent the results of FGH, as the accounting acquirer. For periods subsequent to the merger, the condensed consolidated financial statements represent the combined results of FGH and FGF.

F-71

The condensed consolidated balance sheet as of December 31, 2023, was derived from the Company’s audited consolidated balance sheet as of that date. All other condensed consolidated financial statements contained herein are unaudited and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary to present a fair statement of the financial position and the results of operations and cash flows for the respective interim periods. Certain prior period balances have been reclassified to conform to current period presentation. The results for interim periods are not necessarily indicative of trends or results expected for a full year.

See Note 3 for additional information regarding the Merger of FGF and FGH and the resulting accounting for the reverse acquisition.

Unless otherwise indicated, all references to “dollars” and “$” in proxy statement/prospectus are to, and amounts are presented in, U.S. dollars.

Use of Management Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and changes in facts and circumstances may alter such estimates and affect results of operations and financial position in future periods. Estimates and their underlying assumptions are reviewed on an ongoing basis. Changes in estimates are recorded in the accounting period in which they are determined.

Consolidation Policies

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated upon consolidation.

The consolidated financial statements include the accounts of the Company and entities in which it is required to consolidate under either the Variable Interest Entity (“VIE”) or Voting Interest Entity (“VOE”) models. Both models require the reporting entity to identify whether it has a controlling financial interest in a legal entity and is therefore required to consolidate the legal entity. Under the VOE model, a reporting entity with ownership of a majority of the voting interest of a legal entity is generally considered to have a controlling financial interest. The VIE model was established for situations in which control may be demonstrated other than by the possession of voting rights in a legal entity and instead focuses on the power to direct the activities that most significantly impact the legal entity’s economic performance, as well as the rights to receive benefits and obligations to absorb losses that could potentially be significant to the legal entity.

The determination of whether a legal entity is consolidated under either model is reassessed where there is a substantive change in the governing documents or contractual arrangements of the entity, to the capital structure of the entity or in the activities of the entity. The Company continuously reassesses whether it should consolidate under either model.

The Company’s risk of loss associated with its non-consolidated VIEs is limited. As of March 31, 2024, and December 31, 2023, the carrying value and maximum loss exposure of the Company’s non-consolidated VIE’s was $17.2 million and $16.6 million, respectively.

See Note 5 for further information regarding the Company’s investments.

Investments in Equity Securities and Other Investments

Investments in equity securities are carried at fair value with subsequent changes in fair value recorded to the condensed consolidated statements of operations as a component of net investment income.

Other investments consist, in part, of equity investments made in privately held companies accounted for under the equity method. We utilize the equity method to account for investments when we possess the ability to exercise significant influence, but not control, over the operating and financial policies of the investee. The ability to exercise significant influence is presumed when the investor possesses more than 20% of the voting interests of the investee. This presumption may be overcome based on specific facts and circumstances that demonstrate that the ability to exercise significant influence is restricted. We apply the equity method to investments in common stock and to other investments when such other investments possess substantially identical subordinated interests to common stock.

F-72

In applying the equity method, we record the investment at cost and subsequently increase or decrease the carrying amount of the investment by our proportionate share of the net earnings or losses and other comprehensive income of the investee. We record dividends or other equity distributions as reductions in the carrying value of the investment. Should net losses of the investee reduce the carrying amount of the investment to zero, additional net losses may be recorded if other investments in the investee are at-risk, even if we have not committed to provide financial support to the investee. Such additional equity method losses, if any, are based upon the change in our claim on the investee’s book value.

When we receive distributions from our equity method investments, we utilize the cumulative earnings approach. When classifying the related cash flows under this approach, the Company compares the cumulative distributions received, less distributions received in prior periods, with the Company’s cumulative equity in earnings. Cumulative distributions that do not exceed cumulative equity in earnings represent returns on investment and are classified as cash inflows from operating activities. Cumulative distributions in excess of cumulative equity in earnings represent returns on investment and are classified as cash inflows from investing activities.

In addition to investments accounted for under the equity method of accounting, other investments also consist of equity we have purchased in a limited partnership, a limited liability company, and a corporation for which there does not exist a readily determinable fair value. The Company accounts for these investments at their cost, minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments by the same issuer. When the Company observes an orderly transaction of an investee’s identical or similar equity securities, the Company adjusts the carrying value based on the observable price as of the transaction date. Once the Company records such an adjustment, the investment is considered an asset measured at fair value on a nonrecurring basis. Any profit distributions the Company receives on these investments are included in net investment income.

Other investments also include a convertible note and a senior unsecured promissory note.

See Note 5 for additional information regarding the Company’s investments.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term, highly liquid financial instruments with original maturities of 90 days or less.

Pursuant to the Company’s insurance license, the Authority has required that FGRe hold a minimum capital requirement of $200,000 in cash in a bank in the Cayman Islands which holds an “A” license issued under the Banks and Trust Companies Act (2020 Revision).

As of March 31, 2024, $0.9 million in cash and cash equivalents was held in Canada.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes, whereby deferred income tax assets and liabilities are recognized for (i) the differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and (ii) loss and tax credit carry-forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not and a valuation allowance is established for any portion of a deferred tax asset that management believes will not be realized. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense (benefit).

F-73

Concentration of Credit Risk

Financial instruments which potentially expose the Company to concentrations of credit risk include investments, cash, accounts receivable and deposits with reinsured companies. The Company maintains its cash with a major U.S. domestic banking institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $250,000. As of March 31, 2024, the Company held funds in excess of these FDIC insured amounts. The terms of these deposits are on demand to mitigate some of the associated risk. The Company has not incurred losses related to these deposits. The Company sells its products to a large number of customers in many different geographic regions. To minimize credit risk related to accounts receivable, the Company performs ongoing credit evaluations of its customers’ financial condition.

The Company’s top ten customers accounted for approximately 50% of consolidated products and services revenues during the three months ended March 31, 2024. Trade accounts receivable from these customers represented approximately 56% of net consolidated receivables at March 31, 2024. One of the Company’s customers accounted for more than 10% of both its consolidated net revenues during the three months ended March 31, 2024 and its net consolidated receivables as of March 31, 2024. While the Company believes its relationships with such customers are stable, most arrangements are made by purchase order and are terminable at will by either party. A significant decrease or interruption in business from the Company’s significant customers could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which the Company sells its products and offers its services.

Premium Revenue Recognition

The Company participates in quota-share contracts and estimates the ultimate premiums for the contract period. These estimates are based on information received from the ceding companies, whereby premiums are recorded as written in the same periods in which the underlying insurance contracts are written and are based on cession statements from cedents. These statements are received quarterly and in arrears, and thus, for any reporting lag, premiums written are estimated based on the portion of the ultimate estimated premiums relating to the risks underwritten during the lag period.

Premium estimates are reviewed by management periodically. Such review includes a comparison of actual reported premiums to expected premiums. Based on management’s review, the appropriateness of the premium estimates is evaluated, and any adjustments to these estimates are recorded in the period in which they are determined. Changes in premium estimates, including premiums receivable, are not unusual and may result in significant adjustments in any period. A significant portion of amounts included in the caption “Reinsurance balances receivable” in the Company’s consolidated balance sheets represents estimated premiums written, net of commissions, brokerage, and loss and loss adjustment expense, and are not currently due based on the terms of the underlying contracts. Additional premiums due on a contract that has no remaining coverage period are earned in full when written.

Premiums written are generally recognized as earned over the contract period in proportion to the risk covered. Unearned premiums represent the unexpired portion of reinsurance provided.

Current Expected Credit Loss

In the first quarter of 2023, the Company adopted ASU 2016-13, as amended, Financial Instruments – Credit Losses (“ASU 2016-13”), which requires an entity to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset.

The financial assets included in the caption “Reinsurance balances recoverable” in the Company’s consolidated balance sheets are carried at amortized cost and therefore affected by ASU 2016-13. The amendments in this update were effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with early adoption permitted, however smaller reporting companies, like the Company, could delay adoption until January 2023. Upon adoption of ASU 2016-13, the Company calculated an allowance for expected credit losses for its reinsurance balances receivable by applying a Probability of Default / Loss Given Default model. The model considers both the external collectability history as well as external loss history. The external loss history that the Company used included a long-term probability of liquidation study specific to insurance companies. Additionally, the life of each of the Company’s reinsurance treaties was also considered as the probability of default was calculated over the contractual length of the reinsurance contracts. The credit worthiness of a counterparty is evaluated by considering the credit ratings assigned by independent agencies and individually evaluating all the counterparties. The adoption resulted in a cumulative-effect adjustment to increase accumulated deficit by $0.1 million as of January 1, 2023. The Company updates the model each quarter and adjusts the balance accordingly. There was no change to the allowance during the third quarter.

F-74

In the first quarter of 2023, the Company allocated $200,000 into a promissory note. The promissory note is carried at amortized cost on the Company’s consolidated balance sheet under the caption “other investments.” Due to being held at amortized cost, the promissory note falls into the scope of ASU 2016-13. Due to immateriality, the Company does not have a current expected credit allowance against the promissory note.

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company determines the allowance for credit losses based on several factors, including overall customer credit quality, historical write-off experience and a specific analysis that projects the ultimate collectability of the account. As such, these factors may change over time causing the allowance level and bad debt expense to be adjusted accordingly. Past due accounts are written off when our efforts have been unsuccessful in collecting amounts due.

Deferred Policy Acquisition Costs

Policy acquisition costs are costs that vary with, and are directly related to, the successful production of new and renewal of reinsurance contracts, and consist principally of commissions, taxes and brokerage expenses. If the sum of a contract’s expected losses and loss expenses and deferred acquisition costs exceeds associated unearned premiums and expected investment income, a premium deficiency is determined to exist. In this event, deferred acquisition costs are written off to the extent necessary to eliminate the premium deficiency. If the premium deficiency exceeds deferred acquisition costs then a liability is accrued for the excess deficiency. There were no premium deficiency adjustments recognized during the periods presented herein.

Funds Deposited for Benefit of Reinsured Companies

“Funds Deposited with Reinsured Companies” on the Company’s consolidated balance sheets includes amounts held to support our reinsurance contracts. As of both March 31, 2024 and December 31, 2023, the total cash collateral posted to support all of our reinsurance treaties was approximately $8.0 million.

Loss and Loss Adjustment Expense Reserves

The Company maintains reserves equal to our estimated ultimate liability for losses and loss adjustment expense for reported and unreported claims from our reinsurance business. Loss and loss adjustment reserve estimates are based primarily on estimates derived from reports the Company has received from ceding companies. The Company then uses a variety of statistical and actuarial techniques to monitor reserve adequacy. When setting reserves, the Company considers many factors including: (1) the types of exposures and projected ultimate premium to be written by our cedants; (2) expected loss ratios by type of business; (3) actuarial methodologies which analyze loss reporting and payment experience, reports from ceding companies and historical trends; and (4) general economic conditions. The Company also engages independent actuarial specialists, at least annually, to assist management in establishing appropriate reserves. Since reserves are estimates, the final settlement of losses may vary from the reserves established, and any adjustments to the estimates, which may be material, are recorded in the period they are determined. The final settlement of losses may vary, perhaps materially, from the reserves recorded.

U.S. GAAP does not permit establishing loss reserves, which include case reserves and IBNR loss reserves, until the occurrence of an event which may give rise to a claim. As a result, only loss reserves applicable to losses incurred up to the reporting date are established, with no allowance for the establishment of loss reserves to account for expected future loss events.

Generally, the Company obtains regular updates of premium and loss related information for the current and historical periods, which are utilized by the Company to update the initial expected loss ratio. These reports from cedants have varying due dates and may be received between thirty to ninety days after period end. We experience a lag between (i) claims being reported by the underlying insured to the Company’s cedent and (ii) claims being reported by the Company’s cedent to the Company. This lag may impact the Company’s loss reserve estimates. The timing of the reporting requirements is designed so that the Company receives premium and loss information as soon as practicable once the client has closed its books. Accordingly, there is generally a lag of one-to-three-month in such reporting. Most of the contracts that have the potential for large single event losses have provisions that such loss notifications are provided to the Company immediately upon the occurrence of an event.

F-75

Stock-Based Compensation

The Company has accounted for stock-based compensation under the provisions of ASC Topic 718 – Stock Compensation, which requires the use of the fair-value based method to determine compensation for all arrangements under which employees and others receive shares of stock or equity instruments. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes valuation model using assumptions for expected volatility, expected dividends, expected term, and the risk-free interest rate along with multiple Monte Carlo simulations to determine a derived service period as the options vest based upon meeting certain performance conditions. The fair value of each stock option award is recorded as compensation expense on a straight-line basis over the requisite service period, which is generally the period in which the stock options vest, with a corresponding increase to additional paid-in capital.

The Company has also issued restricted stock units (“RSUs”) to certain of its employees and directors which have been accounted for as equity-based awards since, upon vesting, they are required to be settled in the Company’s common shares. We have used the fair value of the Company’s common stock on the date the RSUs were issued to estimate the grant date fair value of those RSUs which vest solely based upon the passage of time. The fair value of each RSU is recorded as compensation expense over the requisite service period, which is generally the expected period over which the awards will vest.

Based upon the Company’s historical forfeiture rates relating to stock options and RSUs, the Company has not made any adjustment to stock compensation expense for expected forfeitures as of March 31, 2024.

Fair Value of Financial Instruments

The carrying values of certain financial instruments, including cash, short-term investments, deposits held, accounts payable, and other accrued expenses, approximate fair value due to their short-term nature. The Company measures the fair value of financial instruments in accordance with GAAP which defines fair value as the exchange price that would be received for an asset (or paid to transfer a liability) in the principal or most advantageous market for the asset (or liability) in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company’s short-term debt is recorded at historical cost. The carrying values of all other financial assets and liabilities, including accounts receivable, accounts payable, and short-term debt reported in the condensed consolidated balance sheets equal or approximate their fair values due to the short-term nature of these instruments. See Note 5 for further information on the fair value of the Company’s financial instruments.

Leases

The Company and its subsidiaries lease plant and office facilities and equipment under operating and finance leases expiring through 2027. The Company determines if a contract is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Right-of-use assets and liabilities are recognized based on the present value of future minimum lease payments over the expected lease term at commencement date. Certain of the leases contain extension options; however, the Company has not included such options as part of its right-of-use assets and lease liabilities because it does not expect to extend the leases. The Company measures and records a right-of-use asset and lease liability based on the discount rate implicit in the lease, if known. In cases where the discount rate implicit in the lease is not known, the Company measures the right-of-use assets and lease liabilities using a discount rate equal to the Company’s estimated incremental borrowing rate for loans with similar collateral and duration.

F-76

The Company elected to not apply the recognition requirements of Accounting Standards Codification Topic 842, “Leases,” to leases of all classes of underlying assets that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Instead, lease payments for such short-term leases are recognized in operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

The Company elected, as a lessee, for all classes of underlying assets, to not separate nonlease components from lease components and instead to account for each separate lease component and the nonlease components associated with that lease component as a single lease component.

Earnings (Loss) Per Common Share

Basic earnings (loss) per common share is computed using the weighted average number of shares outstanding during the respective period.

Diluted earnings (loss) per common share assumes conversion of all potentially dilutive outstanding stock options, restricted stock units, warrants or other convertible financial instruments. Potential common shares outstanding are excluded from the calculation of diluted earnings (loss) per share if their effect is anti-dilutive.

Recent Issued Accounting Pronouncements

In November 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which will add required disclosures of significant expenses for each reportable segment, as well as certain other disclosures to help investors understand how the chief operating decision maker (“CODM”) evaluates segment expenses and operating results. The new standard will also allow disclosure of multiple measures of segment profitability, if those measures are used to allocate resources and assess performance. The amendments will be effective for public companies for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company is currently evaluating the impact of this accounting standard update on our consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures. The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU is effective on a prospective basis for annual periods beginning after December 15, 2024, with early adoption permitted. The new ASU will not impact amounts recorded in the Company’s financial statements but instead, will require more detailed disclosures in the notes to the financial statements. The Company plans to provide the updated disclosures required by the ASU in the periods in which they are effective.

Note 3. Merger of FGF and FGH

On February 29, 2024, FGF and FGH completed a merger transaction pursuant to which FGH common stockholders received one share of FGF common stock for each share of common stock of FGH held by such stockholder.

The merger involved a change of control between two businesses and was accounted for as a reverse acquisition in accordance with ASC 805 Business Combinations. A reverse acquisition occurs when the entity that issues securities (the legal acquirer) is identified as the acquiree for accounting purposes and the entity whose equity interests are acquired (the legal acquiree) is identified as the acquirer for accounting purposes. FGH was determined to be the accounting acquirer.

Per ASC 805, the acquirer measures the identifiable assets acquired and the liabilities assumed at their acquisition-date fair values. The Company determined the fair value of the FGF assets and liabilities as of February 29, 2024 was approximately $17.4 million. In a reverse acquisition, generally the legal acquirer (accounting acquiree) issues consideration in the transaction. As such, the fair value of the consideration transferred is determined based on the number of equity interests the accounting acquirer (legal acquiree) would have had to issue to the owners of the legal acquirer (accounting acquiree) in order to provide the same ratio of ownership of equity interests in the combined entity as a result of the reverse acquisition. The Company determined total consideration was $15.6 million, which resulted in a bargain purchase gain of $1.8 million. The Company evaluated the bargain purchase gain and revisited the value of the individual asset acquired and liabilities assumed in the merger and determined that no adjustments to reduce the fair value of the assets or increase the fair value of the liabilities assumed were necessary.

The following table summarizes the fair values assigned to the net assets acquired and the liabilities assumed as part of the merger (in thousands):

Cash and cash equivalents	$1,903
Deferred policy acquisition costs	1,764
Reinsurance balances receivable	19,011
Equity and other holdings	28,769
Notes receivable	300
Funds deposited with reinsured companies	8,055
Right of Use Asset	36
Property and equipment, net	27
Other current assets	884
Total identifiable assets acquired	60,749

Accounts payable and accrued expenses	1,133
Loss and loss adjustment expense reserves	9,036
Unearned premium reserves	10,744
Operating lease obligation	36
Total liabilities assumed	20,949

Series A Preferred Shares	22,365

Net assets acquired	$17,435

The value of the net assets acquired exceeded the purchase price by approximately $1.8 million. As a result, the Company recorded a gain on the bargain purchase during the quarter ended March 31, 2024, which is recorded within bargain purchase on acquisition and other income, net on the condensed consolidated statement of operations.

As stated in ASC 805, Business Combinations, the acquirer in a business combination has a period of time, referred to as the measurement period, to finalize the accounting for a business combination. The measurement period provides companies with a reasonable period of time to determine the value of identifiable tangible and intangible assets acquired, liabilities assumed, and the consideration transferred for the acquiree. The measurement period ends when the acquirer receives all necessary information about the facts and circumstances that existed as of the acquisition date for the provisional amounts (or otherwise learns that more information is not obtainable); however, the measurement period cannot exceed one year from the acquisition date. The Company is in the process of finalizing the acquisition purchase price, which remains subject to change.

The amounts of revenue and earnings of FGF included in the Company’s condensed consolidated statement of operations from the acquisition date to March 31, 2024 are as follows:

(in thousands)
Revenue	$324
Net loss	$(1,026)

F-77

The following represents the pro forma consolidated income statement as if FGF had been included in the condensed consolidated results of the Company for the three months ended March 31, 2024 and 2023:

(in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Revenue	$8,518	$13,094
Net loss	$(6,429)	$(2,639)

Note 4. Discontinued Operations

In March 2022, Strong Studios, Inc. (“Strong Studios”) acquired, from Landmark Studio Group LLC (“Landmark”), the rights to original feature films and television series, and was assigned third party rights to content for global multiplatform distribution. The transaction entailed the acquisition of certain projects which are in varying stages of development. During the second quarter of 2022, Safehaven 2022, Inc. (“Safehaven 2022”) was established to manage the production and financing of the Safehaven television series, one of the in-process projects acquired from Landmark.

In September 2023, the Company acquired all of the outstanding capital stock of Unbounded Media Corporation (“Unbounded”), an independent media and creative production company. Unbounded developed, created and produced film, advertising, and branded content for a broad range of clients. The Company expected Unbounded, in partnership with Strong Studios, would also further develop its original IP portfolio, under its Fieldhouse Entertainment division, which included feature films employing Strong Studios’ long form production expertise and industry network.

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios and Unbounded and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. The Company may receive proceeds from the disposition of certain parts of the business and could recover development costs incurred in certain of the Strong Studios projects in the future; however, any recovery is highly speculative, and management is not able to estimate the amount, timing or likelihood of recoveries. These estimates may change based on the ultimate disposition of the operations and potential recoveries.

The Company evaluated the classification of the content business as a discontinued operation as of December 31, 2023. The content business included employees and operations that were dedicated solely to that portion of the overall business. In addition, the Company’s accounting system and bank accounts were set up in a manner that allowed for the cash flows to be clearly distinguished from the rest of the entity. The Company determined its content business is a component of an entity and represented a discontinued operation effective December 31, 2023. As noted above, management began implementing the exit plan in late December 2023. All employees of the content business were notified of the Company’s plans to exit the business in December and management immediately began working to implement the exit plan.

In connection with the plan to exit the content business, the Company shut down the acquired Unbounded operations effective December 31, 2023.

The Company also entered into a letter of intent during December 2023 and executed a Stock Purchase Agreement effective January 1, 2024 for the sale of the majority of the Strong Studios operations. As a result, the Company has classified the assets and liabilities to reflected as discontinued operations as of December 31, 2023.

Pursuant to the Stock Purchase Agreement, the Company transferred the Strong Studios legal entity and all assets and liabilities related to Strong Studios, except the assets and liabilities related to Safehaven. The Stock Purchase Agreement included a sales price of $0.6 million in cash, to be paid in installments, and assumption of certain liabilities of Strong Studios. In addition to the $0.6 million purchase price, the Company could recoup its investments in the underlying projects in the future if they projects are profitably commercialized. The first installment payment was due in February 2024, but the payment has not been received from the purchaser, and the Company is uncertain if the cash purchase price will ultimately be received. As a result, the Company has adjusted the carrying value of the net assets related to Strong Studios to $0.

The Safehaven series, a fully complete and readily marketable project under Strong Studios, was not transferred as part of the sale. The Safehaven series was completed in mid-2023, and the Company and the other investors in the series began marketing the project for sale during the second half of 2023. Currently, the parties are involved in a dispute relating to the financial management of the project. As a result of the ongoing dispute and the impact on the Company’s ability to predict any future revenue participation from the sale/license of the series, the carrying value of the assets and liabilities has been adjusted to $0. See Note 14 for additional details related to the dispute.

F-78

The major classes of assets and liabilities included as part of discontinued operations are as follows:

(in thousands)	March 31, 2024	December 31, 2023
Accounts receivable, net	$-	$27
Other current assets	-	7
Film & TV programming rights	-	906
Total assets of discontinued operations	$-	$940

Accounts payable and accrued expenses	$90	$1,321
Long-term debt, net of current portion	71	71
Total liabilities of discontinued operations	$161	$1,392

The major line items constituting the net loss from discontinued operations are as follows:

(in thousands)	Three Months Ended
	March 31, 2024	March 31, 2023
Net revenues	$-	$-
Cost of revenues	95	-
Gross profit	(95)	-
Selling and administrative expenses	95	192
Gain on disposal of assets	-	1
Loss from operations	(190)	(191)
Other expense	(2)	-
Loss from discontinued operations	(192)	(191)
Income tax expense	-	-
Net loss from discontinued operations	$(192)	$(191)

Note 5. Equity Holdings and Fair Value Disclosures

Fair Value Method Holdings

The carrying value of fair value method holdings is determined based on the security’s trading price multiplied by the number of shares held. The following table summarizes the Company’s fair value method holdings as of March 31, 2024 and December 31, 2023:

(in thousands)
As of March 31, 2024	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Carrying Amount
GreenFirst common stock	$8,679	$-	$(439)	$8,240
OppFi common stock and warrants	1,084	148	-	1,232
Total fair value method holdings	$9,763	$148	$(439)	$9,472

As of December 31, 2023	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Carrying Amount
GreenFirst common stock	$8,679	$1,873	$-	$10,552
Total fair value method holdings	$8,679	$1,873	$-	$10,552

GreenFirst Common Stock

GreenFirst Forest Products Inc. (“GreenFirst”) is a publicly-traded Canadian company focused on environmentally sustainable forest management and lumber production.

F-79

OppFi Common Stock

As a result of FG Special Situations Fund, LP (“The Fund”) unwinding, the Company received approximately 860,000 shares of OppFi common stock. On the date of the distribution, the common shares had an aggregate fair value of approximately $1.9 million.

Other Holdings

The following table summarizes the Company’s other holdings as of March 31, 2024 and December 31, 2023:

(in thousands)
	March 31, 2024	December 31, 2023
Equity Method Holdings:
FG Merchant Partners, LP	$9,042	$-
FGAC Investors LLC	9,100	-
FG Merger Investors LLC	5,093	-
GreenFirst Forest Products Holdings LLC	712	-
FG Financial Holdings, LLC	-	4,571
Total equity method holdings	23,947	4,571
Holdings without readily determinable fair value:
Firefly Systems Inc.	12,898	12,898
FG Communities Inc.	2,250	-
Other	69	-
Total holdings without readily determinable fair value	15,217	12,898
Promissory note	450	-
Total other holdings	$39,614	$17,469

On January 4, 2021, FGMP was formed as a Delaware limited partnership to co-sponsor newly formed SPACs with their founders or partners, as well as other merchant banking interests. The Company is the sole managing member of the general partner of FGMP and holds a limited partner interest of approximately 46% in FGMP directly and through its subsidiaries. FGMP participates as a co-sponsor of the SPACs launched under our SPAC Platform as well as merchant banking initiatives.

For the quarter ended March 31, 2024, the Company recorded an equity method gain from FGMP of approximately $36,000. No capital contributions were made to FGMP during the quarter ended March 31, 2024. Of the $9.0 million carrying value of our holding in FGMP at March 31, 2024 the Company may allocate up to approximately $0.4 million to incentivize and compensate individuals and entities for the successful merger of SPACs launched under our platform.

Equity method investments previously included our investment in the Fund. However, during the first quarter of 2023, it was determined that the Fund would begin the process of winding down, and all investment holdings held in the name of the Fund would be transferred and distributed to members within the Fund based on their ownership percentage of each respective holding. Prior to the unwinding, through the Fund, the Company held underlying investments in FGAC Investors LLC, FG Merger Investors LLC, and GreenFirst Forest Products Holdings LLC. The Fund carried each of these investments at fair value. In June 2023, all transfers were completed, resulting in the Company being transferred direct limited partner interests in FGAC Investors LLC, with a carrying value of $8.9 million, FG Merger Investors LLC, with a carrying value of $3.4 million, and GreenFirst Forest Products Holdings, LLC, with a carrying value of $1.4 million. The Company determined that it has the ability to exercise significant influence over FGAC Investors LLC, FG Merger Investors LLC and GreenFirst Forest Products Holdings LLC, and thus will account for each of these investments under the equity method of accounting. For the three months ended March 31, 2024, the Company recorded an equity method loss on FG Merger Investors of approximately $7,500. The Company recorded an equity method loss from GreenFirst Forest Products Holdings LLC of approximately $35,000 and a gain of $42,000 from FGAC Investors LLC for the three months ended March 31, 2024. The combined carrying value of these investments at March 31, 2024 was approximately $14.9 million.

F-80

Financial information for our investments accounted for under the equity method, in the aggregate, is as follows:

As of March 31, 2024
(in thousands)
Other investments	$78,131
Cash	538
Other assets	20
Total assets	78,689

Total liabilities	50

Three Months Ended March 31, 2024
(in thousands)
Net investment income	$604
Other income	20
General and administrative expenses	(25)
Net income	599

Certain investments held by our equity method investees are valued using Monte-Carlo simulation and option pricing models. Inherent in Monte-Carlo simulation and option pricing models are assumptions related to expected volatility and discount for lack of marketability of the underlying investment. Our investees estimate the volatility of these investments based on the historical performance of various broad market indices blended with various peer companies which they consider as having similar characteristics to the underlying investment, as well as consideration of price and volatility of relevant publicly traded securities such as SPAC warrants. Our investees also consider the probability of a successful merger when valuing equity for SPACs that have not yet closed.

Investments without Readily Determinable Fair Value

In addition to our equity method holdings, other holdings, as listed on our condensed consolidated balance sheets, consist of equity we have purchased in companies for which there does not exist a readily determinable fair value. The Company accounts for these investments at their cost, subject to any adjustment from time to time due to impairment or observable price changes in orderly transactions. When the Company observes an orderly transaction of an investee’s identical or similar equity securities, the Company adjusts the carrying value based on the observable price as of the transaction date. Any profit distributions the Company receives on these investments are included in net investment income. The Company is not aware of any issuances of identical or similar equities during the three months ended March 31, 2024. As a result, the carrying value of holdings without readily determinable fair value did not change during the three months ended March 31, 2024.

Other Holdings

The Company’s other holdings includes a convertible promissory note and a senior unsecured promissory note.

On September 29, 2023, the Company invested $250,000 in a convertible promissory note with ThinkMarkets. The promissory note has an interest rate of 15% annually, with interest payments due monthly, and matures on August 1, 2025. Commencing upon the closing of the contemplated business combination, the Company has the option to convert any unpaid loan amount and all accrued and unpaid interest into fully paid shares of FGAC common stock, at a conversion price of $5.00 per share. The Company evaluated the convertible promissory note’s settlement provisions and elected the fair value option to value this instrument. Under the fair value election, the convertible promissory note is measured initially and subsequently at fair value, which as of March 31, 2024, both are calculated to be $250,000.

F-81

On March 16, 2023, the Company invested $200,000 in a senior unsecured loan to Craveworthy LLC (“Craveworthy”). The loan had an interest rate of 13% and a maturity of March 15, 2024. The senior unsecured note was amended to a convertible bridge loan on October 17, 2023, and the maturity date was changed to October 16, 2024. The $200,000 principal and any interest accrued may be prepaid voluntarily by Craveworthy but is not required to be paid until the date of maturity. As of March 31, 2024, the entire principal amount of $200,000 as well as approximately $15,000 of accrued interest was outstanding.

Impairment

For equity securities without readily determinable fair values, impairment is determined via a qualitative assessment which considers indicators to evaluate whether the investment is impaired. Some of these indicators include a significant deterioration in the earnings performance or asset quality of the investee, a significant adverse change in regulatory, economic or general market conditions in which the investee operates, or doubt over an investee’s ability to continue as a going concern. If the investment is deemed to be impaired after conducting this analysis, the Company would estimate the fair value of the investment to determine the amount of impairment loss.

For equity method holdings, evidence of a loss in value might include a series of operating losses of an investee, the absence of an ability to recover the carrying amount of the investment, or a deterioration in the value of the investee’s underlying assets. If these, or other indicators lead to the conclusion that there is a decrease in the value of the holding that is other than temporary, the Company would recognize that decrease in value even though the decrease may be in excess of what would otherwise be recognized under the equity method of accounting.

The risks and uncertainties inherent in the assessment methodology used to determine impairment include, but may not be limited to, the following:

●	the opinions of professional investment managers and appraisers could be incorrect;

●	the past operating performance and cash flows generated from the investee’s operations may not reflect their future performance; and

●	the estimated fair values for investment for which observable market prices are not available are inherently imprecise.

The Company did not record an impairment on its holdings during the quarter ended March 31, 2024.

Net investment loss for the quarter ended March 31, 2024 is as follows:

($ in thousands)
Investment loss:
Realized gain on common stock	$141
Change in unrealized holding on common stock	(2,706)
Loss on equity method holdings	(844)
Other	10
Net investment loss	$(3,399)

F-82

Fair Value Measurements

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. The FASB has issued guidance that defines fair value as the exchange price that would be received for an asset (or paid to transfer a liability) in the principal, or most advantageous market in an orderly transaction between market participants. This guidance also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance categorizes assets and liabilities at fair value into one of three different levels depending on the observation of the inputs employed in the measurements, as follows:

●	Level 1 – inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets providing the most reliable measurement of fair value since it is directly observable.

●	Level 2 – inputs to the valuation methodology which include quoted prices for similar assets or liabilities in active markets. These inputs are observable, either directly or indirectly, for substantially the full-term of the financial instrument.

●	Level 3 – inputs to the valuation methodology which are unobservable and significant to the measurement of fair value.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics specific to the individual investment. In some cases, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the hierarchy based on the lowest level input that is significant to the fair value measurement. When determining fair value, the Company uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Financial instruments measured, on a recurring basis, at fair value as of March 31, 2024 and December 31, 2023 in accordance with the guidance promulgated by the FASB are as follows.

(in thousands)

As of March 31, 2024	Level 1	Level 2	Level 3	Total
Oppfi common stock and warrants	$1,232	$–	$–	$1,232
GreenFirst common stock	8,240	–	–	8,240
ThinkMarkets convertible note	–	–	250	250
Craveworthy convertible bridge loan	–	–	200	200
	$9,472	$–	$450	$9,922

As of December 31, 2023
GreenFirst common stock	$10,552	$–	$–	$10,552
	$10,552	$–	$–	$10,552

On September 29, 2023, the Company invested $250,000 in a convertible promissory note with ThinkMarkets. As of March 31, 2024, the Company approximates the fair value of the note to be $250,000. On March 16, 2023, the Company invested $200,000 in a senior unsecured loan to Craveworthy. The senior unsecured note was amended to a convertible bridge loan on October 17, 2023, and the maturity date was changed to October 16, 2024. As of March 31, 2024, the Company approximates the fair value of the bridge loan to be $200,000.

The following tables provide a reconciliation of the fair value of recurring Level 3 fair value measurements for the quarter ended March 31, 2024:

(in thousands)

Assets:
Convertible notes
Beginning balance	-
Consideration paid	-
Increase in fair value of convertible note	-
Increase as a result of Merger (Note 3)	450
Balance, March 31, 2024	$450

F-83

Note 6. Loss and Loss Adjustment Expense Reserves

A significant degree of judgment is required to determine amounts recorded in the consolidated financial statements for the provision for loss and loss adjustment expense (“LAE”) reserves. The process for establishing this provision reflects the uncertainties and significant judgmental factors inherent in predicting future results of both known and unknown loss events. The process of establishing the provision for loss and LAE reserves relies on the judgment and opinions of many individuals, including the opinions of the Company’s management, as well as the management of ceding companies and their actuaries.

In estimating losses, the Company may assess any of the following:

●	a review of in-force treaties that may provide coverage and incur losses;
●	general forecasts, catastrophe and scenario modelling analyses and results shared by cedents;
●	reviews of industry insured loss estimates and market share analyses;
●	management’s judgment; and
●	loss development factor selections, initial expected loss ratio selections, and weighting of methods used

Under the terms of certain of our quota-share agreements, and due to the nature of claims and premium reporting, a lag exists between (i) claims being reported by the underlying insured to the Company’s cedent and (ii) claims being reported by the Company’s cedent to the Company. We report the results of reinsurance contracts on a lag ranging from 1 month to 3 months depending on the availability of information from the cedants. While the Company believes its estimate of loss and loss adjustment expense reserves are adequate as of March 31, 2024, based on available information, actual losses may ultimately differ materially from the Company’s current estimates. The Company will continue to monitor the appropriateness of its assumptions as new information is provided.

A summary of changes in outstanding loss and loss adjustment expense reserves for the quarter ended March 31, 2024 is as follows:

(in thousands)

Balance, beginning of period, net of reinsurance	$9,036
Incurred related to:
Current year	356
Prior year	10
Paid related to:
Current year	(327)
Prior years	$(52)
Balance, March 31, 2024, net of reinsurance	$9,023

Note 7. Inventories

(in thousands)	March 31, 2024	December 31, 2023
Raw materials and components	$1,975	$2,021
Work in process	387	443
Finished goods, net of reserve	2,084	1,615
	$4,446	$4,079

The inventory balances are net of reserves of approximately $0.4 million as of both March 31, 2024 and December 31, 2023. The inventory reserves primarily related to the Company’s finished goods inventory. A rollforward of the inventory reserve for the three months ended March 31, 2024, is as follows (in thousands):

Inventory reserve balance at December 31, 2023	$384
Inventory write-offs during 2024	(4)
Benefit from inventory reserve during 2024	14
Inventory reserve balance at March 31, 2024	$394

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Note 8. Property, Plant and Equipment

Property, plant and equipment include the following:

(in thousands)	March 31, 2024	December 31, 2023
Land	$47	$2,342
Buildings and improvements	3,409	9,484
Machinery and other equipment	5,070	5,182
Office furniture and fixtures	947	1,016
Construction in progress	2	-
Total properties, cost	9,475	18,024
Less: accumulated depreciation	(5,189)	(5,804)
Property, plant and equipment, net	$4,286	$12,220

As discussed in Note 1, the Company sold the Digital Ignition business during the second quarter of 2024. As a result, the property, plant and equipment used in the business has been reclassified to assets held for sale as of March 31, 2024.

Depreciation expense approximated $0.2 million during each of the three months ended March 31, 2024 and 2023.

Note 9. Income Taxes

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers the scheduled reversal of taxable temporary differences, projected future taxable income and tax planning strategies in making this assessment. A cumulative loss in a particular tax jurisdiction in recent years is a significant piece of evidence with respect to the realizability that is difficult to overcome. Based on the available objective evidence, including recent updates to the taxing jurisdictions generating income, the Company concluded that a valuation allowance should be recorded against all of the Company’s U.S. tax jurisdiction deferred tax assets as of March 31, 2024 and December 31, 2023.

The Tax Cuts and Jobs Act (the Tax Act) provides for a territorial tax system, which began in 2018. It includes the global intangible low-taxed income (“GILTI”) provision. The GILTI provisions require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The GILTI provisions also allow for a high-tax exclusion if the effective tax rate of the tested income is greater than 18.9%. The Company has evaluated these regulations in determining the appropriate amount of the inclusion for the tax provision. The effective tax rate on the tested income is greater than 18.9%; thus, the Company is utilizing the GILTI high-tax exclusion for purposes of the tax provision for the three months ended March 31, 2024, as well as December 31, 2023.

The Tax Code requires U.S. shareholders to include its share of its Controlled Foreign Corporation’s (CFC) income from dividends, interest, rents, and various other types of income, called Subpart F Income. During the three months ended March 31, 2024, the Company incurred interest income from its foreign CFC’s as additional taxable income in this provision, which is fully offset by net operating losses.

Changes in tax laws may affect recorded deferred tax assets and liabilities and our effective tax rate in the future. In March of 2020, the CARES Act was enacted and made significant changes to Federal tax laws, including certain changes that were retroactive to the 2019 tax year. The effects of these changes relate to deferred tax assets and net operating losses; all of which are offset by valuation allowance. There were no material income tax consequences of this enacted legislation on the reporting period of these financial statements.

The Company is subject to possible examinations not yet initiated for Federal purposes for the fiscal years 2020 through 2022. The Company is also subject to possible examinations for state and local purposes. In most cases, these examinations in the state and local jurisdictions remain open based on the particular jurisdiction’s statute of limitations

Note 10. Equity Incentive Plan Grants

On December 15, 2021, our shareholders approved the FG Financial Group, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The purpose of the 2021 Plan is to attract and retain directors, consultants, officers and other key employees of the Company and its subsidiaries and to provide to such persons incentives and rewards for superior performance. The 2021 Plan is administered by the Compensation and Management Resources Committee of the Board and has a term of ten years. The 2021 Plan awards may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units (or “RSUs”), and other share-based awards, and provides for a maximum of 1,500,000 shares available for issuance. On March 24, 2023, the Company’s board of directors approved an amendment to the 2021 Plan to increase the number of shares available for issuance from 1,500,000 to 2,000,000. As of March 31, 2024, there were approximately 0.3 million shares remaining available for future issuance.

In addition, on March 24, 2023, the board of directors approved an employee purchase plan (“ESPP Plan”) whereby qualifying employees can choose each year to have up to 5% of their annual base earnings withheld to purchase the Company’s common shares in the open market. The Company matches 100% of the employee’s contribution amount after thirty days of employment.

F-85

Total stock-based compensation expense for three months ended March 31, 2024 and 2023 was approximately $0.3 million and $0.1 million, respectively. As of March 31, 2024, total unrecognized stock compensation expense of approximately $1.5 million remains, which will be recognized through December 2028. Stock compensation expense has been reflected in the Company’s financial statements as part of general and administrative expense.

As part of the Merger, each restricted stock unit and stock option award granted pursuant to the terms of FGH’s 2017 Omnibus Equity Compensation Plan were converted into options to purchase or receive an equal number of shares of the Company’s common stock. The term, vesting schedule and all of the other terms of each FGH restricted stock unit and stock option award assumed in the Merger were not changed.

Restricted Stock Units

The following table summarizes RSU activity for the quarter ended March 31, 2024:

Restricted Stock Units	Number of Units	Weighted Average Grant Date Fair Value
Non-vested units, December 31, 2023	1,472,147	$2.31
Granted	700,000	1.31
Vested	(1,209,143)	1.94
Forfeited	-
Non-vested units, March 31, 2024	962,734	$2.04

The table above includes activity for RSUs for FGH and FGF. The Company granted a total of 700,000 RSUs to members of the Company’s management on January 3, 2024, all of which vested on February 17, 2024.

Stock Options

The following table summarizes activity for stock options issued for the quarter ended March 31, 2024:

Common Stock Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (yrs)	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding, December 31, 2023	715,000	$3.22	8.0	$1.41	$-
Granted	–	–	–	–	–
Exercised	–	–	–	–	–
Cancelled	–	–	–	–	–
Outstanding, March 31, 2024	715,000	$3.22	6.8	$1.41	$-
Exercisable, March 31, 2024	415,500	$3.66	4.3	$1.39	$–

The table above includes activity for stock options for both FGH and FGF.

Note 11. Related Party Transactions

Related party transactions are carried out in the normal course of operations and are measured in part by the amount of consideration paid or received, as established and agreed by the parties. Management believes that consideration paid for such services in each case approximates fair value. Except where disclosed elsewhere in these consolidated financial statements, the following is a summary of related party transactions.

Joint Venture Agreement

On March 31, 2020, the Company entered into the Limited Liability Company Agreement of Fundamental Global Asset Management, LLC (“FGAM”), a joint venture owned 50% by each of the Company and FG. The purpose of FGAM is to sponsor, capitalize and provide strategic advice to investment managers in connection with the launch and/or growth of their asset management businesses and the investment products they sponsor (each, a “Sponsored Fund”).

F-86

FGAM is governed by a Board of Managers consisting of four managers, two of which have been appointed by each Member. The Company has appointed two of its independent directors to the Board of Managers of FGAM. Certain major actions, including any decision to sponsor a new investment manager, require the prior consent of both Members.

FG Special Situations Fund

The Company participated as a limited partner in the Fund. The general partner of the Fund, and the investment advisor of the Fund, was ultimately controlled by Mr. Cerminara, the Chairman of the Company’s Board of Directors. Portions of the Company’s investment into the Fund were used to sponsor the launch of SPACs affiliated with certain of our officers and directors.

The Fund began the process of winding down in the first quarter of 2023 and completed the process in the second quarter of 2023. As a result of the winddown, the Company now holds direct limited partner interests in FGAC Investors LLC, FG Merger Investors LLC, and GreenFirst Forest Products Holdings, LLC. Mr. Cerminara and Mr. Swets serve as managers of FGAC Investors LLC and FG Merger Investors LLC, while Mr. Cerminara ultimately controls GreenFirst Forest Products Holdings, LLC.

FG Merchant Partners

FGMP was formed to co-sponsor newly formed SPACs with their founders or partners. Certain of our directors and officers also hold limited partner interests in FGMP. Mr. Swets holds a limited partner interest through Itasca Financial LLC, an advisory and investment firm for which Mr. Swets is managing member. Mr. Cerminara also holds a limited partner interest through Fundamental Global, LLC, a holding company for which Mr. Cerminara is the manager and one of the members.

FGMP has invested in the founder shares and warrants of Aldel, FG Merger Corp, FG Acquisition Corp, FGC and Craveworthy. Certain of our directors and officers are affiliated with these entities.

FG Communities

In October of 2022, the Company directly invested $2.0 million into FGC. The Company also holds an interest through its ownership in FGMP. FGC is a self-managed real estate company focused on a growing portfolio of manufactured housing communities which are owned and operated by FGC. Mr. Cerminara is the President and a director of FGC.

Craveworthy

On March 16, 2023, the Company invested $200,000 in a senior unsecured loan to Craveworthy, which was amended to a convertible bridge loan on October 17, 2023. Mr. Swets has an indirect interest in Craveworthy, independent from the interests held by the Company through its ownership in FGMP.

Think Markets

On September 29, 2023, the Company invested $250,000 in a convertible promissory note to support the business combination of Think Markets and FG Acquisition Corp. Mr. Swets is an executive officer of FG Acquisition Corp.

Shared Services Agreement

On March 31, 2020, the Company entered into a Shared Services Agreement (the “Shared Services Agreement”) with Fundamental Global Management, LLC (“FGM”), an affiliate of FG, pursuant to which FGM provides the Company with certain services related to the day-to-day management of the Company, including assisting with regulatory compliance, evaluating the Company’s financial and operational performance, providing a management team to supplement the executive officers of the Company, and such other services consistent with those customarily performed by executive officers and employees of a public company. In exchange for these services, the Company pays FGM a fee of $456,000 per quarter (the “Shared Services Fee”), plus reimbursement of expenses incurred by FGM in connection with the performance of the Services, subject to certain limitations approved by the Company’s Board of Directors or Compensation Committee from time to time.

F-87

The Shared Services Agreement has an initial term of three years, and thereafter renews automatically for successive one-year terms unless terminated in accordance with its terms. The Shared Services Agreement may be terminated by FGM or by the Company, by a vote of the Company’s independent directors, at the end of the initial or automatic renewal term upon 120 days’ notice, subject to payment by the Company of certain costs incurred by FGM to wind down the provision of services and, in the case of a termination by the Company without cause, payment of a termination fee equal to the Shared Services Fee paid for the two quarters preceding termination.

The Company paid $0.5 million to FGM under the Shared Services Agreement for each of the three months ended March 31, 2024 and 2023.

Note 12. Net Earnings Per Share

Net earnings per share is computed by dividing net income by the weighted average number of common shares and common share equivalents outstanding during the periods presented. In calculating diluted earnings per share, those potential common shares that are found to be anti-dilutive are excluded from the calculation. The table below provides a summary of the numerators and denominators used in determining basic and diluted earnings per share for the three months ended March 31, 2024 and 2023.

($ in thousands)	Three Months Ended March 31,
	2024	2023
Basic and diluted:
Net loss from continuing operations	$(4,253)	$(3,798)
Net loss attributable to non-controlling interest	17	-
Dividends declared on Series A Preferred Shares	(69)	-
Loss attributable to Fundamental Global common shareholders from continuing operations	(4,305)	(3,798)
Weighted average common shares outstanding	16,744	9,422
Loss per common share from continuing operations	$(0.26)	$(0.42)

The following potentially dilutive securities outstanding as of March 31, 2024 and 2023 have been excluded from the computation of diluted weighted-average shares outstanding as their effect would be anti-dilutive.

	As of March 31,
	2024	2023
Options to purchase common stock	715,000	639,500
Restricted stock units	962,734	206,934

Note 13. Debt

The Company’s short-term and long-term debt consist of the following (in thousands):

	March 31, 2024	December 31, 2023
Short-term debt:
Strong/MDI 20-year installment loan	$2,145	$2,227
Strong/MDI revolving credit facility	2,447	2,438
Insurance note payable	-	83
Total short-term debt	4,592	4,748
Less: deferred debt issuance costs, net	-	(16)
Total short-term debt, net of issuance costs	$4,592	$4,732

Long-term debt:
Tenant improvement loan	$117	$126
ICS promissory note	388	446
Digital Ignition building loan	4,879	4,925
Total long-term debt	$5,384	$5,497
Less: deferred debt issuance costs, net	(15)	(36)
Long-term debt, net of deferred debt issuance costs, net	$5,369	$5,461

F-88

Strong/MDI Installment Loans

In January 2023, Strong/MDI and CIBC entered into a demand credit agreement (the “2023 Credit Agreement”), which amended and restated the 2021 Credit Agreement. The 2023 Credit Agreement consists of a revolving line of credit for up to CAD$5.0 million and a 20-year installment loan for up to CAD$3.1 million. Under the 2023 Credit Agreement: (i) the amount outstanding under the line of credit is payable on demand and bears interest at the lender’s prime rate plus 1.0% and (ii) the amount outstanding under the installment loan bears interest at the lender’s prime rate plus 0.5% and is payable in monthly installments, including interest, over their respective borrowing periods. The lender may also demand repayment of the installment loan at any time. The 2023 Credit Agreement is secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2023 Credit Agreement required Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity holdings) not exceeding 2.5 to 1 and a fixed charge coverage ratio of not less than 1.1 times earnings before interest, income taxes, depreciation and amortization. The 5-year installment note was paid in full in connection with entering into the 2023 Credit Agreement. In connection with the IPO, the 20-year installment note did not transfer to the Company. In May 2023, Strong/MDI and CIBC entered into an amendment to the 2023 Credit Agreement which reduced the amount available under the revolving line of credit to CAD$3.4 million, and CIBC provided an undertaking to Strong/MDI to a release of CIBC’s security interest in certain assets to be transferred to a subsidiary in connection with transactions related to the IPO.

On January 19, 2024, Strong Global Entertainment entered into a new demand credit agreement with CIBC (the “2024 Credit Agreement”). The 2024 Credit Agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS, and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims (as defined in the 2024 Credit Agreement). As of March 31, 2024, there was CAD$3.3 million, or approximately $2.5 million, of principal outstanding on the revolving credit facility, which bears variable interest at 8.2%. Strong Global Entertainment was in compliance with its debt covenants as of March 31, 2024.

Tenant Improvement Loan

During the fourth quarter of 2021, the Company entered into a lease for a combined office and warehouse in Omaha, Nebraska. The Company incurred total costs of approximately $0.4 million to complete the build-out of the new combined office and warehouse facility. The landlord has agreed to fund approximately 50% of the build-out costs, and the Company is required to repay the portion funded by the landlord in equal monthly installments through the end of the initial lease term in February 2027. Through the end of 2021, the Company incurred approximately $0.2 million of total costs to build out the facility, of which approximately $0.1 million was funded by the landlord. The Company completed the build-out during the first quarter of 2022 and incurred an additional $0.2 million of total costs to complete the build-out, of which approximately $0.1 million was funded by the landlord.

Digital Ignition Building Loan

In January 2022, the Company purchased a parcel of land with buildings and improvements in Alpharetta, Georgia. In connection with the purchase of the land and building, the Company entered into a Commercial Loan Agreement (the “Loan Agreement”) with Community First Bank (the “Lender”), dated February 1, 2022. Pursuant to the Loan Agreement, the Lender agreed to lend the Company approximately $5.3 million (the “Loan Amount”), and the Borrower agreed to repay the Loan Amount pursuant to the terms of a promissory note (the “Note”).

F-89

The term of the Loan Agreement runs from February 1, 2022, until the Loan Amount is repaid in full by the Company or the Loan Agreement is terminated pursuant to its terms or by agreement between the Company and the Lender. The terms of the Note include (i) a fixed interest rate of 4%, (ii) maturity date of February 1, 2027, (iii) monthly payments of approximately $32 thousand beginning on March 1, 2022, and continuing on the first of each month until the maturity date or until the Note has been paid in full, (iv) a default interest of 8% in the event of a default pursuant to the terms of the Note, and (v) prepayment penalties of (a) 3% of all excess payments during the first two years of the term of the Note, (b) 2% of all excess payments during the third and fourth years of the term of the Note, and (c) 1% of all excess payments made during the fifth year of the term of the Note.

The Note includes standard events of default and references defaults under the Loan Agreement and the Deed to Secure Debt as events of default under the Note. The Company has a right to cure any curable events of default.

In April 2024, the Company closed the sale of the Digital Ignition Building and the Digital Ignition Building Loan was repaid in full.

ICS Promissory Note

STS issued a $0.5 million promissory note in connection with the acquisition of Innovative Cinema Solutions (“ICS”). The promissory note will be repaid in monthly installments of approximately $20,000 through November 2025 and bears fixed interest of 5%.

Contractual Principal Payments

Contractual required principal payments on the Company’s long-term debt at March 31, 2024 are as follows (in thousands):

	Tenant Improvement Loan	ICS Promissory Note	Digital Ignition Building Loan(1)	Total
2024	$28	175	141	344
2025	40	213	195	448
2026	42	-	203	245
2027	7	-	4,340	4,347
Total	$117	388	4,879	5,384

(1)	As of April 2024, the Digital Ignition Building Loan was paid in full in connection with the sale of Digital Ignition.

Note 14. Commitments and Contingencies

Legal Proceedings:

From time to time, we are involved in legal proceedings and litigation arising in the ordinary course of business. Currently, it is not possible to predict legal outcomes and their impact on the future development of claims. Any such development will be affected by future court decisions and interpretations. Because of these uncertainties, additional liabilities may arise for amounts in excess of the Company’s current reserves.

The Company is named as a defendant in personal injury lawsuits based on alleged exposure to asbestos-containing materials. A majority of the cases involve product liability claims based principally on allegations of past distribution of commercial lighting products containing wiring that may have contained asbestos. Each case names dozens of corporate defendants in addition to the Company. In the Company’s experience, a large percentage of these types of claims have never been substantiated and have been dismissed by the courts. The Company has not suffered any adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. As of March 31, 2024, the Company has a loss contingency reserve of approximately $0.3 million, of which $0.1 million represents future payments on a settled case and the remaining $0.2 million represents Management’s estimate of its potential losses related to the settlement of open cases. When appropriate, the Company may settle additional claims in the future. Management does not expect the resolution of these cases to have a material adverse effect on the Company’s condensed consolidated financial condition, results of operations or cash flows.

F-90

On April 29, 2024, Ravenwood-Productions LLC (“Ravenwood”) and Kevin V. Duncan (“Duncan” and, together with Ravenwood, the “Plaintiffs”) filed a civil complaint (the “Complaint”) against the Company, certain affiliated entities, and certain current and former employees, officers and directors of the Company (collectively, the “Defendants”) in the United States District Court for the Central District of California. The Complaint claims seven causes of action, each claim against some, or all, of the Defendants. The Plaintiffs seek, among other forms of relief, compensatory damages and restitution. The Company, along with the other Defendants, deny the allegations in the Complaint, and intend to vigorously defend against the Complaint, which may include filing counterclaims. Based on information presently available to the Company and consultation with legal counsel, the Company believes the Complaint is without merit. As of the date hereof, the Company does not believe a loss related to the Complaint is probable, and no liability or reserve has been established for this matter, although the Company expects to incur legal fees and other costs related to our defense of these claims.

Note 15. Leases

The Company and its subsidiaries lease plant and office facilities and equipment under operating and finance leases expiring through 2027. The Company determines if a contract is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Right-of-use assets and liabilities are recognized based on the present value of future minimum lease payments over the expected lease term at commencement date. Certain of the leases contain extension options; however, the Company has not included such options as part of its right-of-use assets and lease liabilities because it does not expect to extend the leases. The Company measures and records a right-of-use asset and lease liability based on the discount rate implicit in the lease, if known. In cases where the discount rate implicit in the lease is not known, the Company measures the right-of-use assets and lease liabilities using a discount rate equal to the Company’s estimated incremental borrowing rate for loans with similar collateral and duration.

The Company elected to not apply the recognition requirements of Accounting Standards Codification Topic 842, “Leases,” to leases of all classes of underlying assets that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Instead, lease payments for such short-term leases are recognized in operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

The Company elected, as a lessee, for all classes of underlying assets, to not separate nonlease components from lease components and instead to account for each separate lease component and the nonlease components associated with that lease component as a single lease component.

The following tables present the Company’s lease costs and other lease information (dollars in thousands):

Lease cost	Three Months Ended
	March 31, 2024	March 31, 2023
Finance lease cost:
Amortization of right-of-use assets	$69	$33
Interest on lease liabilities	35	13
Operating lease cost	79	36
Short-term lease cost	17	17
Net lease cost	$200	$99

F-91

Other information	Three Months Ended
	March 31, 2024	March 31, 2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from finance leases	$58	$13
Operating cash flows from operating leases	$35	$32
Financing cash flows from finance leases	$65	$26
Right-of-use assets obtained in exchange for new operating lease liabilities	$-	$-
Right-of-use assets obtained in exchange for new finance lease liabilities	$-	$-

As of March 31, 2024
Weighted-average remaining lease term - finance leases (years)	2.2
Weighted-average remaining lease term - operating leases (years)	2.1
Weighted-average discount rate - finance leases	9.1%
Weighted-average discount rate - operating leases	5.9%

The following table presents a maturity analysis of the Company’s operating and finance lease liabilities as of March 31, 2024 (in thousands):

	Operating Leases	Finance Leases
2024	$176	$278
2025	151	619
2026	81	487
2027	13	8
2028	-	2
Thereafter	-	-
Total lease payments	421	1,394
Less: Amount representing interest	(24)	(176)
Lease obligations	$397	$1,218

Note 16. Segment Reporting

The Company has three operating segments—insurance, asset management and Strong Global Entertainment. The chief operating decision maker (“CODM”) is the Company’s Chief Executive Officer. The measure of profit or loss used by the CODM to identify and measure the Company’s reportable segments is income before income tax. Our insurance segment consists of the operations of our Cayman Islands-based reinsurance subsidiary, FGRe, as well as the returns associated with the investments made by our reinsurance operations. Our asset management segment includes our holdings made outside of reinsurance operations. Our Strong Global Entertainment segment includes Strong/MDI, which is a leading premium screen and projection coatings supplier in the world, and STS, which provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability.

The following table presents the financial information for each segment that is specifically identifiable or based on allocations using internal methodology as of and for the three March 31, 2024 and 2023. The ‘other’ category in the table below consists largely of corporate general and administrative expenses which have not been allocated to a specific segment. Segment assets for the “other” category primarily consist of unrestricted cash in the amounts of $1.4 million as of March 31, 2024.

(in thousands) For the three months ended March 31, 2024	Insurance	Asset Management	Strong Global Entertainment	Other	Total
Net premiums earned	$775	$–	$–	$–	$775
Net investment income	(451)	(2,948)	–	–	(3,399)
Product sales	–	–	8,022	–	8,022
Service revenues	–	–	3,048	197	3,245
Total revenue	324	(2,948)	11,070	197	8,643
Income (loss) from continuing operations before income tax	(254)	(2,949)	252	(1,186)	(4,137)

For the three months ended March 31, 2023
Net premiums earned	$–	$–	$–	$–	$–
Net investment income	–	(3,542)	–	–	(3,542)
Product sales	–	–	7,204	–	7,204
Service revenues	–	–	2,747	158	2,905
Total revenue	–	(3,542)	9,951	158	6,567
Loss from continuing operations before income tax	–	(3,542)	576	(1,131)	(4,097)

As of March 31, 2024
Segment assets	$38,628	$38,863	$20,651	$12,137	$110,279

F-92

The following tables disaggregate the Company’s product sales and services revenue by major source for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
(in thousands)	Strong Entertainment	Other	Total	Strong Entertainment	Other	Total
Screen system sales	$3,035	$-	$3,035	$2,958	$-	$2,958
Digital equipment sales	4,238	-	4,238	3,526	-	3,526
Extended warranty sales	58	-	58	51	-	51
Other product sales	691	-	691	669	-	669
Total product sales	8,022	-	8,022	7,204	-	7,204
Field maintenance and monitoring services	1,909	-	1,909	1,891	-	1,891
Installation services	936	-	936	802	-	802
Other service revenues	203	197	400	54	158	212
Total service revenues	3,048	197	3,245	2,747	158	2,905
Total	$11,070	$197	$11,267	$9,951	$158	$10,109

The following tables disaggregate the Company’s revenue by the timing of transfer of goods or services to the customer for the three months March 31, 2024 and March 31, 2023:

(in thousands)	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
	Strong Entertainment	Other	Total	Strong Entertainment	Other	Total
Point in time	$9,473	$2	$9,475	$8,430	$14	$8,444
Over time	1,597	195	1,792	1,521	144	1,665
Total	$11,070	$197	$11,267	$9,951	$158	$10,109

At March 31, 2024, the unearned revenue amount associated with maintenance and monitoring services and extended warranty sales in which the Company is the primary obligor was $0.4 million. The Company expects to recognize $0.4 million of unearned revenue amounts during the remainder of 2024 and immaterial amounts during 2025-2026. The amount expected to be recorded during 2024 includes $0.1 million related to long-term projects that the Company’s uses the percentage-of- completion method to recognize revenue.

The following tables summarize the Company’s products and services revenue by geographic area for the three months ended March 31, 2024 and 2023:

(in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
United States	$9,826	$8,735
Canada	163	313
China	81	22
Mexico	18	-
Latin America	160	256
Europe	656	396
Asia (excluding China)	88	153
Other	275	234
Total	$11,267	$10,109

F-93

Note 17. Subsequent Event

On May 3, 2024, the Company entered into an acquisition agreement (the “Acquisition Agreement”) with FG Acquisition Corp., a special purpose acquisition company (“FGAC”), Strong/MDI, FGAC Investors LLC, and CG Investments VII Inc., (together with FGAC Investors LLC, the “Sponsors”). FGAC’s currently issued and outstanding Class A restricted voting shares (the “Class A Restricted Voting Shares”) and share purchase warrants (the “Warrants”) are listed on the Toronto Stock Exchange (the “TSX”). In addition, FGAC has approximately 2.9 million Class B shares (the “Class B Shares”) issued and outstanding.

Pursuant to the Acquisition Agreement, FGAC intends to acquire, directly or indirectly, all of the outstanding shares in the capital of Strong/MDI (the “MDI Acquisition”). As a result of the MDI Acquisition, Strong/MDI will become a wholly-owned subsidiary of FGAC. The MDI Acquisition values Strong/MDI at a pre-money valuation of $30 million (as adjusted pursuant to the Acquisition Agreement, the “MDI Equity Value”).

In connection with the closing of the MDI Acquisition (the “Closing”), FGAC intends to rename itself Saltire Holdings, Ltd. (“Saltire”). It is a condition of Closing that the common shares of FGA (the “Common Shares”) be listed and the Warrants continue to be listed on the TSX.

On Closing, FGAC will satisfy the Purchase Price (as defined in the Acquisition Agreement) with: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any (the “Cash Consideration”), (ii) the issuance to the Company of preferred shares (“Preferred Shares”) with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance to the Company of that number of Common Shares equal to (a) the MDI Equity Value minus (x) the Cash Consideration and (y) the Preferred Shares, divided by (b) $10.00.

The Closing is conditional on, among other things, there being no legal impediments to Closing and all required authorizations, consents and approvals necessary to effect Closing having occurred, or being filed or obtained, as applicable, the Common Shares being conditionally listed for trading on a stock exchange, the approval of the MDI Acquisition by the holders of Class A Restricted Voting Shares at a meeting of shareholders to be held in connection with the MDI Acquisition, receipts having been obtained for both the preliminary and final prospectus and other usual and customary conditions for transactions of this nature. The obligations of the Company at Closing are also conditional on, among other usual and customary conditions for transactions of this nature, (a) the truth and accuracy of FGAC’s representations and warranties, (b) the compliance and/ or performance by FGAC of its covenants under the Acquisition Agreement, and (c) there having been no material adverse change with respect to FGAC. The Closing is also conditional on, among other usual and customary conditions for transactions of this nature, the following conditions of Closing in favour of FGAC: (a) the truth and accuracy of the Company and Strong/MDI’s representations and warranties, (b) the compliance and/or performance by the Company and MDI of their covenants under the Acquisition Agreement, (c) the completion of all required third party authorizations, consents and approvals, and (d) there having been no material adverse change with respect to Strong/MDI or its business and there being no events, facts or circumstances that shall have occurred which would result or which could reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to Strong/MDI or its business.

It is anticipated that, upon completion of the MDI Acquisition, on a non-diluted basis and assuming completion of a $10 million private placement and the issuance of 338,560 Common Shares to CG Investments VII Inc. as consideration for its deferred underwriting fee, the Company will hold an ownership interest of approximately 29.6% in Saltire.

F-94

Consolidated Financial Statements of Strong Global Entertainment, Inc.

and Subsidiaries (unaudited)

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$5,111	$5,470
Accounts receivable, net	6,299	6,476
Inventories, net	4,446	4,079
Assets of discontinued operations	-	940
Other current assets	1,264	1,062
Total current assets	17,120	18,027
Property, plant and equipment, net	1,488	1,592
Operating lease right-of-use assets	4,697	4,793
Finance lease right-of-use asset	1,136	1,201
Goodwill	881	903
Other long-term assets	26	10
Total assets	$25,348	$26,526

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,642	$3,544
Accrued expenses	2,975	3,112
Payable to FG Group Holdings Inc.	119	129
Short-term debt	2,453	2,456
Current portion of long-term debt	271	270
Current portion of operating lease obligations	403	397
Current portion of finance lease obligations	258	253
Deferred revenue and customer deposits	1,867	1,318
Liabilities of discontinued operations	161	1,392
Total current liabilities	12,149	12,871
Operating lease obligations, net of current portion	4,361	4,460
Finance lease obligations, net of current portion	904	971
Long-term debt, net of current portion	234	301
Deferred income tax liabilities, net	135	125
Other long-term liabilities	4	4
Total liabilities	17,787	18,732

Commitments, contingencies and concentrations

Stockholders’ Equity:
Preferred stock	-	-
Paid-in-capital related to Class A and Class B common stock	15,814	15,740
Accumulated deficit	(2,785)	(2,712)
Accumulated other comprehensive loss	(5,468)	(5,234)
Total stockholders’ equity	7,561	7,794
Total liabilities and stockholders’ equity	$25,348	$26,526

See accompanying notes to unaudited condensed consolidated financial statements.

F-95

Strong Global Entertainment, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net product sales	$8,022	$7,204
Net service revenues	3,048	2,747
Total net revenues	11,070	9,951
Cost of products	5,938	5,465
Cost of services	2,475	2,166
Total cost of revenues	8,413	7,631
Gross profit	2,657	2,320
Selling and administrative expenses:
Selling	518	534
Administrative	1,959	1,240
Total selling and administrative expenses	2,477	1,774
Income from operations	180	546
Other income (expense):
Interest expense, net	(115)	(56)
Foreign currency transaction gain	162	117
Other income, net	25	12
Total other income	72	73
Income from continuing operations before income taxes	252	619
Income tax expense	(133)	(55)
Net income from continuing operations	119	564
Net loss from discontinued operations	(192)	(191)
Net (loss) income	$(73)	$373

Basic net (loss) income per share:
Continuing operations	$0.01	$0.09
Discontinued operations	(0.02)	(0.03)
Basic net (loss) income per share	$(0.01)	$0.06

Diluted net (loss) income per share:
Continuing operations	$0.01	$0.09
Discontinued operations	(0.02)	(0.03)
Diluted net (loss) income per share	$(0.01)	$0.06

Weighted-average shares used in computing net (loss) income per share:
Basic	7,877	6,000
Diluted	7,883	6,000

See accompanying notes to unaudited condensed consolidated financial statements.

F-96

Strong Global Entertainment, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive (Loss) Income

Three Months Ended March 31, 2024 and 2023

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(73)	$373
Currency translation adjustment:
Unrealized net change arising during period	(234)	(72)
Total other comprehensive loss	(234)	(72)
Comprehensive (loss) income	$(307)	$301

See accompanying notes to unaudited condensed consolidated financial statements.

F-97

Strong Global Entertainment, Inc. and Subsidiaries

Condensed Consolidated Statements of Stockholders’ Equity

Three Months Ended March 31, 2024 and 2023

(In thousands)

(Unaudited)

	Class A Common Stock (Shares)	Class B Common Stock (Shares)	Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balance at December 31, 2023	7,877	100	$15,740	$(2,712)	$(5,234)	$7,794
Net loss	-	-	-	(73)	-	(73)
Net other comprehensive loss	-	-	-	-	(234)	(234)
Stock-based compensation expense	-	-	74	-	-	74
Balance at March 31, 2024	7,877	100	$15,814	$(2,785)	$(5,468)	$7,561

	Net Parent Investment	Accumulated Other Comprehensive Loss	Total
Balance at December 31, 2022	$14,228	$(5,024)	$9,204
Cumulative effect of adoption of accounting principle	(24)	-	(24)
Net income	373		373
Net other comprehensive loss	-	(72)	(72)
Stock-based compensation expense	18	-	18
Net transfer to parent	(1,217)	-	(1,217)
Balance at March 31, 2023	$13,378	$(5,096)	$8,282

See accompanying notes to unaudited condensed consolidated financial statements.

F-98

Strong Global Entertainment, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net income from continuing operations	$119	$564
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Provision for (recovery of) doubtful accounts	18	(18)
Provision for obsolete inventory	14	14
Provision for warranty	10	44
Depreciation and amortization	153	179
Gain on acquisition of ICS assets	(23)	-
Amortization and accretion of operating leases	158	16
Deferred income taxes	10	(19)
Stock-based compensation expense	74	18
Changes in operating assets and liabilities:
Accounts receivable	527	593
Inventories	(419)	(284)
Current income taxes	102	130
Other assets	(216)	(418)
Accounts payable and accrued expenses	(693)	(135)
Deferred revenue and customer deposits	555	618
Operating lease obligations	(154)	(19)
Net cash provided by operating activities from continuing operations	235	1,283
Net cash used in operating activities from discontinued operations	(492)	(513)
Net cash (used in) provided by operating activities	(257)	770

Cash flows from investing activities:
Capital expenditures	(22)	(75)
Net cash used in investing activities from continuing operations	(22)	(75)
Net cash used in investing activities from discontinued operations	-	(83)
Net cash used in investing activities	(22)	(158)

Cash flows from financing activities:
Principal payments on short-term debt	(21)	(250)
Principal payments on long-term debt	(67)	(9)
Borrowings under credit facility	2,839	1,596
Repayments under credit facility	(2,765)	(225)
Payments on finance lease obligations	(61)	(25)
Net cash transferred to parent	-	(1,217)
Net cash used in financing activities from continuing operations	(75)	(130)
Net cash provided by financing activities from discontinued operations	-	-
Net cash used in financing activities	(75)	(130)

Effect of exchange rate changes on cash and cash equivalents	(5)	(20)
Net increase in cash and cash equivalents from continuing operations	133	1,058
Net decrease in cash and cash equivalents from discontinued operations	(492)	(596)
Net (decrease) increase in cash and cash equivalents	(359)	462
Cash and cash equivalents at beginning of period	5,470	3,615
Cash and cash equivalents at end of period	$5,111	$4,077

See accompanying notes to unaudited condensed consolidated financial statements.

F-99

Strong Global Entertainment, Inc. and Subsidiaries

Notes to the Condensed Consolidated Financial Statements (Unaudited)

1. Nature of Operations

Strong Global Entertainment, Inc. (“Strong Global Entertainment,” or the “Company”) is a leader in the entertainment industry providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company is a holding company and conducts business through its wholly-owned operating subsidiaries: Strong/MDI Screen Systems, Inc. (“Strong/MDI”) is a leading premium screen and projection coatings supplier in the world, and Strong Technical Services, Inc. (“STS”) provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability.

On May 15, 2023, the Company completed an initial public offering (“IPO”) of its Class A Voting Common Shares without par value (“Common Shares”). The IPO closed on May 18, 2023 and the Company completed its separation (the “Separation”) from Fundamental Global Inc., formerly FG Group Holdings, Inc (“Fundamental Global”). The Company’s Common Shares are listed on the NYSE American under the ticker symbol “SGE.”

On February 29, 2024, FG Financial Group, Inc. (“FG Financial”), and FG Group Holdings completed a merger transaction (the “Merger”). Pursuant to the terms of the Merger Agreement, FG Group Holdings became a wholly owned subsidiary of FG Financial. Following the Merger, FG Financial changed its name to Fundamental Global Inc. (“Fundamental Global”). As a result of the Merger, the Company’s indirect controlling shareholder changed from FG Group Holdings to Fundamental Global.

2. Summary of Significant Accounting Policies

Basis of Presentation

The condensed consolidated financial statements include the accounts of the Company and all majority-owned and controlled domestic and foreign subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

These condensed consolidated financial statements are presented in accordance with the requirements of interim financial data and consequently do not include all of the disclosures normally required by GAAP for annual reporting purposes, such as those made in the Company’s audited financial statements Company’s Annual Report on Form 10-K. The results for interim periods are not necessarily indicative of trends or results expected for a full fiscal year.

The condensed consolidated balance sheet as of December 31, 2023, was derived from the Company’s audited consolidated balance sheet as of that date. All other condensed consolidated financial statements contained herein are unaudited and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary to present a fair statement of the financial position and the results of operations and cash flows for the respective interim periods.

In May 2023, the Company became a standalone publicly traded company, and its financial statements post-Separation are prepared on a consolidated basis. The combined financial statements for all periods presented prior to the Separation (see below for additional information) are now also referred to as “condensed consolidated financial statements.” In connection with the Separation, the Company’s assets and liabilities were transferred to the Company on a carry-over (historical cost) basis.

The Company’s fiscal year begins on January 1 of the year stated and ends on December 31 of the same year. Unless otherwise indicated, all references to “dollars” and “$” in this proxy statement/prospectus are to, and amounts are presented in, U.S. dollars.

F-100

For Periods Prior to the Separation

Prior to the Separation, the Company’s financial statements were derived from the condensed consolidated financial statements and accounting records of Fundamental Global as if Strong Global Entertainment had operated on a stand-alone basis during the periods presented and were prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and pursuant to the regulations of the U.S. Securities and Exchange Commission. Historically, Strong Global Entertainment was reported as an operating segment within Fundamental Global’ reportable segments and did not operate as a stand-alone company. Accordingly, Fundamental Global historically reported the financial position and the related results of operations, cash flows and changes in equity of Strong Global Entertainment as a component of Fundamental Global’s condensed consolidated financial statements.

Prior to the Separation, the historical results of operations included allocations of Fundamental Global’s costs and expenses including Fundamental Global’s corporate function which incurred a variety of expenses including, but not limited to, information technology, human resources, accounting, sales and sales operations, procurement, executive services, legal, corporate finance and communications.

For periods prior to the Separation, the operating results of Strong Global Entertainment have historically been disclosed as a reportable segment within the condensed consolidated financial statements of Fundamental Global enabling identification of directly attributable transactional information, functional departments and headcount. The combined balance sheets were primarily derived by reference to one, or a combination, of Strong Global Entertainment transaction-level information, functional department or headcount. Revenue and Cost of revenue were derived from transactional information specific to Strong Global Entertainment products and services. Directly attributable operating expenses were derived from activities relating to Strong Global Entertainment functional departments and headcount. Certain additional costs, including compensation costs for corporate employees, have been allocated from Fundamental Global. The allocated costs for corporate functions included, but were not limited to, information technology, legal, finance and accounting, human resources, tax, treasury, research and development, sales and marketing activities, shared facilities and other shared services, which are not provided at the Strong Global Entertainment level. These costs were allocated on a basis of revenue, headcount or other measures Strong Global Entertainment has determined as reasonable.

Strong Global Entertainment employees also historically participated in Fundamental Global’s stock-based incentive plans, in the form of restricted stock units (“RSUs”) and stock options issued pursuant to Fundamental Global’s employee stock plan. Stock-based compensation expense has been directly reported by Strong Global Entertainment based on the awards and terms previously granted to Fundamental Global’s employees.

Allocations for management costs and corporate support services provided to Strong Global Entertainment prior to the Separation totaled $0.2 million for the three months ended March 31, 2023, all of which is included in general and administrative expenses. Following the Separation, Strong Global Entertainment operates as a stand-alone publicly traded company and the condensed consolidated financial statements for the periods after the Separation reflect the Company’s actual administrative costs of operating as an independent entity. The management of Strong Global Entertainment believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocated expenses prior to the Separation, reasonably reflect the utilization of services provided, or the benefit received by, Strong Global Entertainment during the periods presented. Nevertheless, the combined financial statements may not be indicative of Strong Global Entertainment’s future performance, do not necessarily include all of the actual expenses that would have been incurred had Strong Global Entertainment been an independent entity during the historical periods and may not reflect the results of operations, financial position, and cash flows had Strong Global Entertainment been a stand-alone company during the periods presented.

The operations of the Company are included in the consolidated U.S. federal, and certain state and local and foreign income tax returns filed by Fundamental Global, where applicable. Income tax expense and other income tax related information contained in the financial statements prior to the Separation are presented on a separate return basis as if Strong Global Entertainment had filed its own tax returns.

F-101

Use of Management Estimates

The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results and changes in facts and circumstances may alter such estimates and affect results of operations and financial position in future periods.

The coronavirus pandemic (“COVID-19”) had an unprecedented impact to consumer behaviors and our customers, particularly our customers’ ability and willingness to purchase our products and services. The Company believes that consumer reticence to engage in outside-the-home activities, caused by the risk of contracting COVID-19, has abated, and our customers have resumed more typical, pre-COVID-19 purchasing behaviors. And while we believe our customers made significant progress in its recovery from the pandemic, the impact of COVID-19 on inflation and supply chains and the continued economic recovery will be contingent upon several key factors, including the volume of new film content available, the box office performance of new film content released, the duration of the exclusive theatrical release window, and evolving consumer behavior with competition from other forms of in- and out-of-home entertainment. There can be no assurances that there will be no additional public health crises, including further resurgence or variants of COVID-19, which could reverse the current trend and have a negative impact on the Company’s results of operations. Our results of operations in future periods may continue to be adversely impacted by inflationary pressures and global supply chain issues, and other negative effects on global economic conditions.

Cash and Cash Equivalents

All short-term, highly liquid financial instruments are classified as cash equivalents in the condensed consolidated balance sheets and statements of cash flows. Generally, these instruments have maturities of three months or less from date of purchase. As of March 31, 2024, $0.9 million of the $5.1 million in cash and cash equivalents was held in Canada.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Management determines the allowance for expected credit losses based on several factors, including overall customer credit quality, historical write-off experience and a specific analysis that projects the ultimate collectability of the account. As such, these factors may change over time causing the allowance level and provision for expected credit losses to be adjusted accordingly. The accounts receivable balances on the condensed consolidated balance sheets are net of an allowance for expected credit losses of $0.2 million as of both March 31, 2024 and December 31, 2023. Past due accounts are written off when our efforts have been unsuccessful in collecting amounts due.

Income Taxes

Income taxes are accounted for under the asset and liability method. The Company uses an estimate of its annual effective rate at each interim period based on the facts and circumstances at the time while the actual effective rate is calculated at year-end. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In assessing whether the deferred tax assets are realizable, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company’s uncertain tax positions are evaluated in a two-step process, whereby 1) the Company determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and 2) for those tax positions that meet the more likely than not recognition threshold, the Company would recognize the largest amount of tax benefit that is greater than fifty percent likely to be realized upon ultimate settlement with the related tax authority. The Company accrues interest and penalties related to uncertain tax positions in the condensed consolidated statements of operations as income tax expense.

F-102

Stock Compensation Plans

Prior to the Separation, the Company’s employees participated in Fundamental Global’s stock-based compensation plans. Stock-based compensation expense has been allocated to the Company based on the awards and terms previously granted to Fundamental Global’s employees. The Company measures stock-based compensation at the grant date based on the fair value of the award. The fair value of stock options is estimated using the Black-Scholes option pricing model. Estimated compensation cost relating to RSUs is based on the closing fair market value of Fundamental Global’s common stock on the date of grant.

The Company recognizes compensation expense for all stock-based payment awards based on estimated fair values on the date of grant. The Company uses the straight-line amortization method over the vesting period of the awards. The Company has historically issued shares upon exercise of stock options or vesting of restricted stock from new stock issuances. Management estimates the fair value of restricted stock awards based upon the closing market price of the underlying Common Shares on the date of grant. The fair value of stock options granted is calculated using the Black-Scholes option pricing model. No stock-based compensation cost was capitalized as a part of inventory in during the three months ended March 31, 2024 and March 31, 2023.

Fair Value of Financial Instruments

Assets and liabilities measured at fair value are categorized into a fair value hierarchy based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

●	Level 1 – inputs to the valuation techniques are quoted prices in active markets for identical assets or liabilities
●	Level 2 – inputs to the valuation techniques are other than quoted prices but are observable for the assets or liabilities, either directly or indirectly
●	Level 3 – inputs to the valuation techniques are unobservable for the assets or liabilities

The following tables present the Company’s financial assets measured at fair value based upon the level within the fair value hierarchy in which the fair value measurements are classified, as of March 31, 2024 and December 31, 2023.

Fair values measured on a recurring basis at March 31, 2024 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$5,111	$-	$-	$5,111
Total	$5,111	$-	$-	$5,111

Fair values measured on a recurring basis at December 31, 2023 (in thousands):

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$5,470	$-	$-	$5,470
Total	$5,470	$-	$-	$5,470

The Company’s short-term debt is recorded at historical cost. The carrying values of all other financial assets and liabilities, including accounts receivable, accounts payable, and short-term debt reported in the condensed consolidated balance sheets equal or approximate their fair values due to the short-term nature of these instruments.

All non-financial assets that are not recognized or disclosed at fair value in the financial statements on a recurring basis, which include non-financial long-lived assets, are measured at fair value in certain circumstances (for example, when there is evidence of impairment).

F-103

Leases

The Company and its subsidiaries lease plant and office facilities and equipment under operating and finance leases expiring through 2038. See Note 15 for additional details related to the lease for the Company’s manufacturing facility in Quebec, Canada.

The Company determines if a contract is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Right-of-use assets and liabilities are recognized based on the present value of future minimum lease payments over the expected lease term at commencement date. Certain of the leases contain extension options; however, the Company has not included such options as part of its right-of-use assets and lease liabilities because it does not expect to extend the leases. The Company measures and records a right-of-use asset and lease liability based on the discount rate implicit in the lease, if known. In cases where the discount rate implicit in the lease is not known, the Company measures the right-of-use assets and lease liabilities using a discount rate equal to the Company’s estimated incremental borrowing rate for loans with similar collateral and duration.

The Company elected to not apply the recognition requirements of Accounting Standards Codification Topic 842, “Leases,” to leases of all classes of underlying assets that, at the commencement date, have a lease term of 12 months or less and do not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Instead, lease payments for such short-term leases are recognized in operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

The Company elected, as a lessee, for all classes of underlying assets, to not separate nonlease components from lease components and instead to account for each separate lease component and the nonlease components associated with that lease component as a single lease component.

Recent Issued Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board issued ASU 2023-09, Improvements to Income Tax Disclosures. The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU is effective on a prospective basis for annual periods beginning after December 15, 2024, with early adoption permitted. The new ASU will not impact amounts recorded in the Company’s financial statements but instead, will require more detailed disclosures in the footnotes to the financial statements. The Company plans to provide the updated disclosures required by the ASU in the periods in which they are effective.

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3. Discontinued Operations

In March 2022, Strong Studios, Inc. (“Strong Studios”) acquired, from Landmark Studio Group LLC (“Landmark”), the rights to original feature films and television series, and was assigned third party rights to content for global multiplatform distribution. The transaction entailed the acquisition of certain projects which are in varying stages of development. During the second quarter of 2022, Safehaven 2022, Inc. (“Safehaven 2022”) was established to manage the production and financing of the Safehaven television series, one of the in-process projects acquired from Landmark.

In September 2023, the Company acquired all of the outstanding capital stock of Unbounded Media Corporation (“Unbounded”), an independent media and creative production company. Unbounded developed, created and produced film, advertising, and branded content for a broad range of clients. The Company expected Unbounded, in partnership with Strong Studios, would also further develop its original IP portfolio, under its Fieldhouse Entertainment division, which included feature films employing Strong Studios’ long form production expertise and industry network.

As of December 31, 2023, the board of directors of Strong Global Entertainment approved the Company’s plan to exit its content business, including Strong Studios and Unbounded and authorized management to proceed with such plan. The plan is expected to improve the Company’s focus on its core businesses, reduce general and administrative costs, and improve financial performance. The Company may receive proceeds from the disposition of certain parts of the business and could recover development costs incurred in certain of the Strong Studios projects in the future; however, any recovery is highly speculative, and management is not able to estimate the amount, timing or likelihood of recoveries. These estimates may change based on the ultimate disposition of the operations and potential recoveries.

Management evaluated the classification of the content business as a discontinued operation as of December 31, 2023. The content business included employees and operations that were dedicated solely to that portion of the overall business. In addition, the Company’s accounting system and bank accounts were set up in a manner that allowed for the cash flows to be clearly distinguished from the rest of the entity. Management determined its content business is a component of an entity and represented a discontinued operation effective December 31, 2023. As noted above, management began implementing the exit plan in late December 2023. All employees of the content business were notified of the Company’s plans to exit the business in December and management immediately began working to implement the exit plan.

In connection with the plan to exit the content business, the Company shut down the acquired Unbounded operations effective December 31, 2023.

The Company also entered into a letter of intent during December 2023 and executed a Stock Purchase Agreement effective January 1, 2024 for the sale of the majority of the Strong Studios operations. As a result, the Company has classified the assets and liabilities to reflected as discontinued operations as of December 31, 2023. The assets and liabilities transferred to the purchaser during the first quarter of 2024.

Pursuant to the Stock Purchase Agreement, the Company transferred the Strong Studios legal entity and all assets and liabilities related to Strong Studios, except the assets and liabilities related to Safehaven. The Stock Purchase Agreement included a sales price of $0.6 million in cash, to be paid in installments, and assumption of certain liabilities of Strong Studios. In addition to the $0.6 million purchase price, the Company could recoup its investments in the underlying projects in the future if they projects are profitably commercialized. The first installment payment was due in February 2024, but the payment has not been received from the purchaser, and the Company is uncertain if the cash purchase price will ultimately be received. As a result, the Company has adjusted the carrying value of the net assets related to Strong Studios to $0.

The Safehaven series, a fully complete and readily marketable project under Strong Studios, was not transferred as part of the sale. The Safehaven series was completed in mid-2023, and the Company and the other investors in the series began marketing the project for sale during the second half of 2023. Currently, the parties are involved in a dispute relating to the financial management of the project. The Company is working to resolve the dispute and management’s intent is to fully exit the project during 2024. As a result of the ongoing dispute and the impact on the Company’s ability to predict any future revenue participation from the sale/license of the series, the carrying value of the assets and liabilities has been adjusted to $0.

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The major classes of assets and liabilities included as part of discontinued operations are as follows (in thousands):

Liabilities

	March 31, 2024	December 31, 2023
Accounts receivable, net	$-	$27
Other current assets	-	7
Film & TV programming rights	-	906
Total assets of discontinued operations	$-	$940

Accounts payable and accrued expenses	$90	$1,321
Long-term debt, net of current portion	71	71
Total liabilities of discontinued operations	$161	$1,392

The major line items constituting the net loss from discontinued operations are as follows (in thousands):

	Three Months Ended
	March 31, 2024	March 31, 2023
Net revenues	$-	$-
Cost of revenues	95	-
Gross profit	(95)	-
Selling and administrative expenses	95	192
Gain on disposal of assets	-	1
Loss from operations	(190)	(191)
Other expense	(2)	-
Loss from discontinued operations	(192)	(191)
Income tax expense	-	-
Net loss from discontinued operations	$(192)	$(191)

4. Revenue

The Company accounts for revenue using the following steps:

●	Identify the contract, or contracts, with a customer;
●	Identify the performance obligations in the contract;
●	Determine the transaction price;
●	Allocate the transaction price to the identified performance obligations; and
●	Recognize revenue when, or as, the Company satisfies the performance obligations.

The Company combines contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine whether they are distinct, whether the items have value on a standalone basis, and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost-plus margin approach. Management estimates the amount of total contract consideration it expects to receive for variable arrangements by determining the most likely amount it expects to earn from the arrangement based on the expected quantities of services it expects to provide and the contractual pricing based on those quantities. The Company only includes a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. The Company considers the sensitivity of the estimate, its relationship and experience with the client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

F-106

As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. The Company typically does not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

The Company recognizes contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to the clients. Unbilled receivables are recorded as accounts receivable when the Company has an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when the Company invoices clients, or receives cash, in advance of performing the related services under the terms of a contract. Deferred revenue is recognized as revenue when the Company has satisfied the related performance obligation.

The Company defers costs to acquire contracts, including commissions, incentives and payroll taxes, if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are reported within other assets and amortized to selling expense over the contract term, which generally ranges from one to five years. The Company has elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. The Company did not have any deferred contract costs as of March 31, 2024 or December 31, 2023.

The following tables disaggregate the Company’s revenue by major source for the three months ended March 31, 2024 and 2023 (in thousands):

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Screen system sales	$3,035	$2,958
Digital equipment sales	4,238	3,526
Extended warranty sales	58	51
Other product sales	691	669
Total product sales	8,022	7,204
Field maintenance and monitoring services	1,909	1,891
Installation services	936	802
Other service revenues	203	54
Total service revenues	3,048	2,747
Total	$11,070	$9,951

Screen system sales

The Company typically recognizes revenue on the sale of its screen systems when control of the screen is transferred to the customer, usually at time of shipment. However, revenue is recognized upon delivery for certain international shipments with longer shipping transit times because control transfers upon delivery to the customer. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. For contracts that are long-term in nature, the Company believes that the use of the percentage-of-completion method is appropriate as management has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues, and contract costs. Under the percentage-of-completion method, revenue is recorded based on the ratio of actual costs incurred to total estimated costs expected to be incurred related to the contract.

F-107

Digital equipment sales

The Company recognizes revenue on sales of digital equipment when the control of the equipment is transferred, which typically occurs at the time of shipment from the Company’s warehouse or drop-shipment from a third party. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer. The Company typically records revenue for drop-shipment orders on a gross basis as the Company (i) is responsible for fulfilling the order, (ii) has inventory risk, (iii) would be the recipient of any returned items and (iv) has discretion over pricing. The cost of freight and shipping to the customer is recognized in cost of sales at the time of transfer of control to the customer.

Field maintenance and monitoring services

The Company sells service contracts that provide maintenance and monitoring services to its Strong Entertainment customers. These contracts are generally 12 months in length. Revenue related to service contracts is recognized ratably over the term of the agreement.

In addition to selling service contracts, the Company also performs discrete time and materials-based maintenance and repair work for customers. Revenue related to time and materials-based maintenance and repair work is recognized at the point in time when the performance obligation has been fully satisfied.

Installation services

The Company performs installation services for its customers and recognizes revenue upon completion of the installations.

Extended warranty sales

The Company sells extended warranties to its customers. Typically, the Company is the primary obligor, and revenue is recognized on a gross basis ratably over the term of the extended warranty.

Timing of revenue recognition

The following tables disaggregate the Company’s revenue by the timing of transfer of goods or services to the customer for the three months ended March 31, 2024 and 2023 (in thousands):

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Point in time	$9,473	$8,430
Over time	1,597	1,521
Total	$11,070	$9,951

At March 31, 2024, the unearned revenue amount associated with maintenance and monitoring services and extended warranty sales in which the Company is the primary obligor was $0.4 million. The Company expects to recognize $0.4 million of unearned revenue amounts during the remainder of 2024 and immaterial amounts during 2025-2026. The amount expected to be recorded during 2024 includes $0.1 million related to long-term projects for which the Company uses the percentage-of- completion method to recognize revenue.

F-108

The following tables summarize the Company’s revenue by geographic area for the three months ended March 31, 2024 and 2023 (in thousands):

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
United States	$9,629	$8,577
Canada	163	313
China	81	22
Mexico	18	-
Latin America	159	256
Europe	656	396
Asia (excluding China)	88	153
Other	276	234
Total	$11,070	$9,951

5. Net Income Per Share

Basic net income per share has been computed on the basis of the weighted average number of shares of common stock outstanding. In periods when the Company reported a net loss from continuing operations, there were no differences between average shares used to compute basic and diluted loss per share as inclusion of stock options and restricted stock units would have been anti-dilutive in those periods. The weighted average number of shares outstanding for the basic and diluted net income per share for the periods prior to the completion of the IPO is based on the number of shares of the Company’s common stock outstanding on May 15, 2023, the effective date of the registration statement relating to the IPO. The following table summarizes the weighted average shares used to compute basic and diluted net loss per share (in thousands):

	Three Months Ended March 31,
	2024	2023
Weighted average shares outstanding:
Basic weighted average shares outstanding	7,877	6,000
Dilutive effect of stock options and certain non-vested restricted stock units	6	-
Diluted weighted average shares outstanding	7,883	6,000

6. Inventories

Inventories consisted of the following (in thousands):

	March 31, 2024	December 31, 2023
Raw materials and components	$1,975	$2,021
Work in process	387	443
Finished goods	2,084	1,615
	$4,446	$4,079

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The inventory balances are net of reserves of approximately $0.4 million as of both March 31, 2024 and December 31, 2023. The inventory reserves primarily related to the Company’s finished goods inventory. A rollforward of the inventory reserve for the three months ended March 31, 2024, is as follows (in thousands):

Inventory reserve balance at December 31, 2023	$384
Inventory write-offs during 2024	(4)
Provision for inventory reserve during 2024	14
Inventory reserve balance at March 31, 2024	$394

7. Other Current Assets

Other current assets consisted of the following as of March 31, 2024 and December 31, 2023 (in thousands):

	March 31, 2024	December 31, 2023
Prepaid expenses	$600	$451
Unbilled accounts receivable	578	552
Other	86	59
Total	$1,264	$1,062

8. Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following as of March 31, 2024 and December 31, 2023 (in thousands):

	March 31, 2024	December 31, 2023
Buildings and improvements	$432	$433
Machinery and other equipment	5,070	5,158
Office furniture and fixtures	805	830
Construction in progress	2	-
Total properties, cost	6,309	6,421
Less: accumulated depreciation	(4,821)	(4,829)
Property, plant and equipment, net	$1,488	$1,592

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9. Accrued Expenses

Accrued expenses consisted of the following as of March 31, 2024 and December 31, 2023 (in thousands):

	March 31, 2024	December 31, 2023
Employee-related	$1,196	$1,425
Warranty obligation	367	475
Interest and taxes	654	546
Legal and professional fees	418	381
Other	340	285
Total	$2,975	$3,112

10. Debt

Short-term debt and long-term debt consisted of the following as of March 31, 2024 and December 31, 2023 (in thousands):

	March 31, 2024	December 31, 2023
Short-term debt:
Strong/MDI revolving credit facility	$2,453	$2,438
Insurance debt	-	18
Total short-term debt	$2,453	$2,456

Long-term debt:
Tenant improvement loan	$117	$126
ICS promissory note	388	445
Total long-term debt	$505	$571
Less: current portion	(271)	(270)
Long-term debt, net of current portion	$234	$301

F-111

Strong/MDI Installment Loans and Revolving Credit Facility

In January 2023, Strong/MDI and CIBC entered into a demand credit agreement (the “2023 Credit Agreement”), which amended and restated the 2021 Credit Agreement. The 2023 Credit Agreement consists of a revolving line of credit for up to CAD$5.0 million and a 20-year installment loan for up to CAD$3.1 million. Under the 2023 Credit Agreement: (i) the amount outstanding under the line of credit is payable on demand and bears interest at the lender’s prime rate plus 1.0% and (ii) the amount outstanding under the installment loan bears interest at the lender’s prime rate plus 0.5% and is payable in monthly installments, including interest, over their respective borrowing periods. The lender may also demand repayment of the installment loan at any time. The 2023 Credit Agreement is secured by a lien on Strong/MDI’s Quebec, Canada facility and substantially all of Strong/MDI’s assets. The 2023 Credit Agreement requires Strong/MDI to maintain a ratio of liabilities to “effective equity” (tangible stockholders’ equity, less amounts receivable from affiliates and equity holdings) not exceeding 2.5 to 1 and a fixed charge coverage ratio of not less than 1.1 times earnings before interest, income taxes, depreciation and amortization. The 5-year installment note was paid in full in connection with entering into the 2023 Credit Agreement. In connection with the IPO, the 20-year installment note did not transfer to the Company. In May 2023, Strong/MDI and CIBC entered into an amendment to the 2023 Credit Agreement which reduced the amount available under the revolving line of credit to CAD$3.4 million, and CIBC provided an undertaking to Strong/MDI to a release of CIBC’s security interest in certain assets to be transferred to a subsidiary in connection with transactions related to the IPO.

On January 19, 2024, the Company entered into a new demand credit agreement with CIBC. The agreement consists of a demand operating credit and a business credit card facility. Under the demand operating credit, with certain conditions, the credit limit is the lesser of (a) CAD$6.0 million or (b) the sum of (i) 80% of Receivable Value, which includes all North American accounts receivable of Strong/MDI and STS, and (ii) 50% of Inventory Value, but in no event may the amount in this clause (ii) exceed $1.5 million, minus (iii) all Priority Claims (as defined in the demand credit agreement). As of March 31, 2024, there was CAD$3.3 million, or approximately $2.5 million, of principal outstanding on the revolving credit facility, which bears variable interest at 8.2%. The Company was in compliance with its debt covenants as of March 31, 2024.

Tenant Improvement Loan

During the fourth quarter of 2021, the Company entered into a lease for a combined office and warehouse in Omaha, Nebraska. The Company incurred total costs of approximately $0.4 million to complete the build-out of the new combined office and warehouse facility. The landlord has agreed to fund approximately 50% of the build-out costs, and the Company is required to repay the portion funded by the landlord in equal monthly installments through the end of the initial lease term in February 2027. Through the end of 2021, the Company incurred approximately $0.2 million of total costs to build out the facility, of which approximately $0.1 million was funded by the landlord. The Company completed the build-out during the first quarter of 2022 and incurred an additional $0.2 million of total costs to complete the build-out, of which approximately $0.1 million was funded by the landlord.

ICS Promissory Note

As discussed in Note 5, STS issued a $0.5 million promissory note in connection with the acquisition of ICS. The promissory note will be repaid in monthly installments through November 2025 and bears fixed interest of 5%.

Contractual Principal Payments

Contractual required principal payments on the Company’s long-term debt at March 31, 2024, are as follows (in thousands):

Remainder of 2024	$203
2025	253
2026	42
2027	7
Total	$505

F-112

11. Leases

The following tables present the Company’s lease costs and other lease information (dollars in thousands):

Lease cost	Three Months Ended
	March 31, 2024	March 31, 2023
Finance lease cost:
Amortization of right-of-use assets	$65	$29
Interest on lease liabilities	27	12
Operating lease cost	172	17
Short-term lease cost	17	17
Net lease cost	$281	$75

Other information	Three Months Ended
	March 31, 2024	March 31, 2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from finance leases	$27	$12
Operating cash flows from operating leases	$153	$19
Financing cash flows from finance leases	$61	$23

As of March 31, 2024
Weighted-average remaining lease term - finance leases (years)	2.1
Weighted-average remaining lease term - operating leases (years)	13.2
Weighted-average discount rate - finance leases	9.2%
Weighted-average discount rate - operating leases	5.1%

The following table presents a maturity analysis of the Company’s operating and finance lease liabilities as of March 31, 2024 (in thousands):

	Operating Leases	Finance Leases
Remainder of 2024	$462	$263
2025	546	600
2026	496	468
2027	429	-
2028	419	-
Thereafter	4,244	-
Total lease payments	6,596	$1,331
Less: Amount representing interest	(1,832)	(169)
Present value of lease payments	4,764	1,162
Less: Current maturities	(403)	(258)
Lease obligations, net of current portion	$4,361	$904

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12. Income and Other Taxes

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers the scheduled reversal of taxable temporary differences, projected future taxable income and tax planning strategies in making this assessment. A cumulative loss in a particular tax jurisdiction in recent years is a significant piece of evidence with respect to the realizability that is difficult to overcome. Based on the available objective evidence, including recent updates to the taxing jurisdictions generating income, the Company concluded that a valuation allowance should be recorded against all of the Company’s U.S. tax jurisdiction deferred tax assets as of March 31, 2024 and December 31, 2023.

Changes in tax laws may affect recorded deferred tax assets and liabilities and our effective tax rate in the future. In March 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted and made significant changes to Federal tax laws, including certain changes that were retroactive to the 2019 tax year. The effects of these changes relate to deferred tax assets and net operating losses; all of which are offset by valuation allowance. There were no material income tax consequences of this enacted legislation on the reporting period of these financial statements.

The Company is subject to possible examinations not yet initiated for Federal purposes for the fiscal years 2020 through 2022. The Company is also subject to possible examinations for state and local purposes. In most cases, these examinations in the state and local jurisdictions remain open based on the particular jurisdiction’s statute of limitations.

13. Stock Based Compensation

The Company recognizes compensation expense for all stock-based payment awards based on estimated grant date fair values. Stock-based compensation expense included in selling and administrative expenses approximated $0.1 million and $18,000 for the three months ended March 31, 2024 and March 31, 2023, respectively.

The Company’s 2023 Share Compensation Plan (the “Plan”) was approved by the Compensation Committee of the Board of Directors with the discretion to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other stock-based awards and cash-based awards. Vesting terms vary with each grant and may be subject to vesting upon a “change in control” of the Company. As of December 31, 2023, approximately 0.6 million shares were available for issuance under the Plan.

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Stock Options

The Company did not grant any stock options during the three months ended March 31, 2024. The following table summarizes stock option activity for the three months ended March 31, 2024:

	Number of Options	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2023	156,000	$3.11	9.4	$-
Granted	-
Exercised	-
Forfeited	(12,500)	3.11
Expired	-
Outstanding at March 31, 2024	143,500	$3.11	9.2	$-
Exercisable at March 31, 2024	-	$-	-	$-

The aggregate intrinsic value in the table above represents the total that would have been received by the option holders if all in-the-money options had been exercised and sold on the date indicated.

As of March 31, 2024, 143,500 stock option awards have not vested. Unrecognized compensation cost related to non-vested stock options was approximately $0.2 million, which is expected to be recognized over a weighted average period of 4.2 years.

Restricted Stock Units

The Company estimates the fair value of restricted stock awards based upon the closing price of the underlying common stock on the date of grant. The following table summarizes restricted stock unit activity for the three months ended March 31, 2024:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Non-vested at December 31, 2023	174,000	$3.52
Granted	-
Shares vested	-
Shares forfeited	(25,000)	3.11
Non-vested at March 31, 2024	149,000	$3.58

As of March 31, 2024, the total unrecognized compensation cost related to non-vested restricted stock unit awards was approximately $0.3 million, which is expected to be recognized over a weighted average period of 1.8 years.

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14. Commitments, Contingencies and Concentrations

Litigation

The Company is involved, from time to time, in certain legal disputes in the ordinary course of business. No such disputes, individually or in the aggregate, are expected to have a material effect on the Company’s business or financial condition.

Fundamental Global is named as a defendant in personal injury lawsuits based on alleged exposure to asbestos-containing materials. A majority of the cases involve product liability claims based principally on allegations of past distribution of commercial lighting products containing wiring that may have contained asbestos. Each case names dozens of corporate defendants in addition to Fundamental Global. In Fundamental Global’s experience, a large percentage of these types of claims have never been substantiated and have been dismissed by the courts. Fundamental Global has not suffered any adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. Under the Fundamental Global Asset Purchase Agreement, the Company agreed to indemnify Fundamental Global for future losses, if any related to current product liability or personal injury claims arising out of products sold or distributed in the U.S. by the operations of the businesses being transferred to the Company in the Separation, in an aggregate amount not to exceed $250,000 per year, as well as to indemnify Fundamental Global for all expenses (including legal fees) related to the defense of such claims. As of March 31, 2024, the Company has a loss contingency reserve of approximately $0.3 million, of which $0.1 million represents future payments on a settled case and the remaining $0.2 million represents Management’s estimate of its potential losses related to the settlement of open cases. When appropriate, Fundamental Global may settle additional claims in the future. Management does not expect the resolution of these cases to have a material adverse effect on its condensed consolidated financial condition, results of operations or cash flows.

On April 29, 2024, Ravenwood-Productions LLC (“Ravenwood”) and Kevin V. Duncan (“Duncan” and, together with Ravenwood, the “Plaintiffs”) filed a civil complaint (the “Complaint”) against the Company, certain affiliated entities, and certain current and former employees, officers and directors of the Company (collectively, the “Defendants”) in the United States District Court for the Central District of California. The Complaint claims seven causes of action, each claim against some, or all, of the Defendants. The Plaintiffs seek, among other forms of relief, compensatory damages and restitution. The Company, along with the other Defendants, deny the allegations in the Complaint, and intend to vigorously defend against the Complaint, which may include filing counterclaims. Based on information presently available to the Company and consultation with legal counsel, the Company believes the Complaint is without merit. As of the date hereof, the Company does not believe a loss related to the Complaint is probable, and no liability or reserve has been established for this matter, although the Company expects to incur legal fees and other costs related to our defense of these claims.

Concentrations

The Company’s top ten customers accounted for approximately 50% of consolidated net revenues during the three months ended March 31, 2024. Trade accounts receivable from these customers represented approximately 56% of net consolidated receivables at March 31, 2024. One of the Company’s customers accounted for more than 10% of both its consolidated net revenues during the three months ended March 31, 2024 and its net consolidated receivables as of March 31, 2024. While the Company believes its relationships with such customers are stable, most arrangements are made by purchase order and are terminable at will by either party. A significant decrease or interruption in business from the Company’s significant customers could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company could also be adversely affected by such factors as changes in foreign currency rates and weak economic and political conditions in each of the countries in which the Company sells its products.

Financial instruments that potentially expose the Company to a concentration of credit risk principally consist of accounts receivable. The Company sells product to a large number of customers in many different geographic regions. To minimize credit risk, the Company performs ongoing credit evaluations of its customers’ financial condition.

15. Related Party Transactions

Related Party Transactions

In connection with the IPO, the Company and Fundamental Global entered into a management services agreement that provides a framework for our ongoing relationship with Fundamental Global. Fundamental Global and its subsidiaries and we and our subsidiaries, provide each other certain services which include information technology, legal, finance and accounting, human resources, tax, treasury, and other services. Pursuant to the Management Services Agreement, the charges for these services are generally based on their actual cost basis.

The Company manufactures its screens in an approximately 80,000 square-foot facility near Montreal, Quebec, Canada, which is owned by FG Holdings Quebec. The Company and FG Holdings Quebec have entered into a long-term lease agreement covering the Company’s continued use of the facility.

F-116

16. Subsequent Event

On May 3, 2024, the Company entered into an acquisition agreement (the “Acquisition Agreement”) with FG Acquisition Corp., a special purpose acquisition company (“FGAC”), Strong/MDI, FGAC Investors LLC, and CG Investments VII Inc., (together with FGAC Investors LLC, the “Sponsors”). FGAC’s currently issued and outstanding Class A restricted voting shares (the “Class A Restricted Voting Shares”) and share purchase warrants (the “Warrants”) are listed on the Toronto Stock Exchange (the “TSX”). In addition, FGAC has approximately 2.9 million Class B shares (the “Class B Shares”) issued and outstanding.

Pursuant to the Acquisition Agreement, FGAC intends to acquire, directly or indirectly, all of the outstanding shares in the capital of Strong/MDI (the “MDI Acquisition”). As a result of the MDI Acquisition, Strong/MDI will become a wholly-owned subsidiary of FGAC. The MDI Acquisition values Strong/MDI at a pre-money valuation of $30 million (as adjusted pursuant to the Acquisition Agreement, the “MDI Equity Value”).

In connection with the closing of the MDI Acquisition (the “Closing”), FGAC intends to rename itself Saltire Holdings, Ltd. (“Saltire”). It is a condition of Closing that the common shares of FGA (the “Common Shares”) be listed and the Warrants continue to be listed on the TSX.

On Closing, FGAC will satisfy the Purchase Price (as defined in the Acquisition Agreement) with: (i) cash, in an amount equal to 25% of the net proceeds of a concurrent private placement, if any (the “Cash Consideration”), (ii) the issuance to the Company of preferred shares (“Preferred Shares”) with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance to the Company of that number of Common Shares equal to (a) the MDI Equity Value minus (x) the Cash Consideration and (y) the Preferred Shares, divided by (b) $10.00.

The Closing is conditional on, among other things, there being no legal impediments to Closing and all required authorizations, consents and approvals necessary to effect Closing having occurred, or being filed or obtained, as applicable, the Common Shares being conditionally listed for trading on a stock exchange, the approval of the MDI Acquisition by the holders of Class A Restricted Voting Shares at a meeting of shareholders to be held in connection with the MDI Acquisition, receipts having been obtained for both the preliminary and final prospectus and other usual and customary conditions for transactions of this nature. The obligations of the Company at Closing are also conditional on, among other usual and customary conditions for transactions of this nature, (a) the truth and accuracy of FGAC’s representations and warranties, (b) the compliance and/ or performance by FGAC of its covenants under the Acquisition Agreement, and (c) there having been no material adverse change with respect to FGAC. The Closing is also conditional on, among other usual and customary conditions for transactions of this nature, the following conditions of Closing in favour of FGAC: (a) the truth and accuracy of the Company and Strong/MDI’s representations and warranties, (b) the compliance and/or performance by the Company and MDI of their covenants under the Acquisition Agreement, (c) the completion of all required third party authorizations, consents and approvals, and (d) there having been no material adverse change with respect to Strong/MDI or its business and there being no events, facts or circumstances that shall have occurred which would result or which could reasonably be expected to result, individually or in the aggregate, in a material adverse change with respect to Strong/MDI or its business.

It is anticipated that, upon completion of the MDI Acquisition, on a non-diluted basis and assuming completion of a $10 million private placement and the issuance of 338,560 Common Shares to CG Investments VII Inc. as consideration for its deferred underwriting fee, the Company will hold an ownership interest of approximately 29.6% in Saltire.

F-117

APPENDIX A – INTERIM ORDER OBTAINED AUGUST 9, 2024

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

AUG 09 2024

ENTERED

No. S245333
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF
THE *BUSINESS CORPORATIONS ACT*, S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING
STRONG GLOBAL ENTERTAINMENT, INC., ITS SHAREHOLDERS,
FG HOLDINGS QUÉBEC INC. AND 1483530 B.C. LTD.

RE: STRONG GLOBAL ENTERTAINMENT INC. (PETITIONER)

ORDER MADE AFTER APPLICATION
(INTERIM ORDER)

BEFORE ASSOCIATE JUDGE Vos.	)	
	)	AUGUST 9, 2024
	)	
	)	

ON THE APPLICATION of the Petitioner, Strong Global Entertainment Inc. ("**SGE**" or the "**Petitioner**"), in connection with an arrangement involving the Petitioner, its shareholders, FG Holdings Québec Inc. ("**FG Québec**") and 1483530 B.C. Ltd. ("**Subco**"), coming on for hearing WITHOUT NOTICE before me, at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on Friday, August 9, 2024; AND ON HEARING Jonathan B. Ross, counsel for the Petitioner; AND ON READING the Affidavit #1 of Mark Roberson sworn August 4, 2024 (the "**Roberson Affidavit**");

THIS COURT ORDERS THAT:

The Meeting

1. The Petitioner be permitted to convene, hold and conduct an annual and special meeting (the "**Meeting**") of the registered holders (the "**Shareholders**") of the Class A Common Voting shares of the Petitioner (the "**Class A Shares**") to *inter alia*:

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(a) consider and, if deemed advisable, pass with or without variation, a special resolution (the "**Arrangement Resolution**") authorizing, approving and adopting, an arrangement (the "**Arrangement**") involving the Petitioner, the Shareholders, FG Québec and Subco as set forth in the plan of arrangement implementing the Arrangement (the "**Plan of Arrangement**"), substantially in the form attached as Annex A-1 to the joint proxy statement and prospectus (the "**Joint Proxy Statement**") of the Petitioner and Fundamental Global, Inc. which is attached as Exhibit "A" to the Roberson Affidavit; and

(b) transact such other business as is contemplated in the Joint Proxy Statement that may properly come before the Meeting or any adjournment thereof.

2. The Meeting shall be called, held and conducted on September 17, 2024, in accordance with the provisions of the *Business Corporations Act*, S.B.C. 2002, c. 57, as amended, (the "**BCBCA**"), the notice of articles and articles of incorporation of the Petitioner, the notice of meeting for the Meeting (the "**Notice**"), the Joint Proxy Statement, and applicable securities laws, or such other date as may be permitted under this Interim Order, and subject to the terms of this Interim Order and any further Order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating or governing or collateral to the Class A Shares or to which such shares are collateral, or the articles of the Petitioner, this Interim Order shall govern.

<u>Amendments</u>

3. The Petitioner is authorized to make in the manner contemplated by and subject to the arrangement agreement dated May 30, 2024 between the Petitioner, FG Québec and Subco (the "**Arrangement Agreement**") and the Plan of Arrangement, such amendments, revisions or supplements to the Arrangement Agreement, Plan of Arrangement, notice of the Meeting or the Joint Proxy Statement as it may determine: (i) prior to mailing the Joint Proxy Statement without any additional notice to Shareholders or any further Order of this Court; and (ii) following mailing of the Joint Proxy Statement with notice to the Shareholders and without any further Order of this Court. The Arrangement Agreement and the Plan of Arrangement as so amended,

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revised or supplemented shall be the Arrangement Agreement and Plan of Arrangement that are the subject of the Arrangement Resolution.

Adjournments and Postponements

4. Notwithstanding the provisions of the BCBCA and the articles of the Petitioner, and subject to the terms of the Arrangement Agreement the Board of Directors of the Petitioner by resolution shall be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Shareholders respecting the adjournment or postponement and without the need for approval of the Court. Notice of any such adjournment shall be given by news release, newspaper advertisement, or by notice sent to the Shareholders by one of the methods specified in paragraph 6 of this Interim Order, as determined to be the most appropriate method of communication by the Board of Directors of the Petitioner.

Record Date

5. The record date (the "**Record Date**") for determining Shareholders entitled to receive notice of and attend at the Meeting is the close of business on August 12, 2024 as previously approved by the Board of Directors of the Petitioner, or such other date as the Board of Directors of the Petitioner may determine and as disclosed to the Shareholders in the manner they see fit.

Notice of the Meeting

6. The following information:

   (a) Joint Proxy Statement (which includes the Notice);

   (b) the Plan of Arrangement; and

   (c) the Notice of Hearing of Petition;

   in substantially the form contained in the Exhibits to the Roberson Affidavit;

   (d) the form of proxy for use by the Shareholders; and

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(e) this Interim Order,

(collectively, the "**Meeting Materials**") with such amendments and inclusions thereto as counsel for the Petitioner may deem necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Interim Order, shall be sent to:

(I) the Shareholders (including intermediaries and registered nominees) as they appear on the securities registers of the Petitioner on the Record Date, such Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, by prepaid ordinary or air mail addressed to the Shareholder at his, her, or its address as it appears on the applicable securities registers of the Petitioner as at the Record Date; by delivery in person; or by email or electronic transmission to any Shareholder who identifies itself to the satisfaction of the Petitioner, acting through its representatives, who requests such email or electronic transmission; and

(II) the directors and auditors of the Petitioner by mailing the Meeting Materials by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal.

7. Substantial compliance with the delivery of the Meeting Materials as ordered herein shall constitute compliance with the requirements of Section 290(1)(a) of the BCBCA.

8. The Sending of the Meeting Materials, as herein described to the Shareholders, directors and auditors of the Petitioner, shall constitute good and sufficient service of the Notice of Hearing of Petition upon all who may wish to appear in these proceedings, and no other service need be made and no other material need be served on persons in respect of these proceedings.

9. The accidental delay, failure or omission to give notice of the Meeting or to deliver the Meeting Materials to, or the non-receipt of such notices or materials by, or any failure or omission to give such notice as a result of events beyond the reasonable control of the Petitioner (including, without limitation, any inability to use postal services) to any one or

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more of the persons specified herein shall not constitute a breach of this Interim Order, or in relation to notice to the Shareholders, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of the Petitioner then it shall use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

10. The Petitioner be at liberty to give notice of this application to persons outside the jurisdiction of this Court in the manner specified herein.

Deemed Receipt of Notice

11. The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been received:

(a) in the case of mailing, the day, Saturdays and holidays excepted, following the date of mailing;

(b) in the case of advertisement, at the time of publication of the advertisement; and

(c) in the case of electronic filing on the Electronic Data Gathering, Analysis and Retrieval System (EDGAR), upon the transmission thereof.

Updating Meeting Materials

12. Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials may be communicated to the Shareholders or others entitled to receive notice by press release, newspaper advertisement, Current Report on Form 8-K filed with the U.S. Securities Exchange Commission or by notice sent to the Shareholders by any of the means set forth in paragraph 6 herein, as determined to be the most appropriate method of communication by the Board of Directors of the Petitioner.

Conduct of the Meeting

13. The only persons entitled to attend or speak at the Meeting shall be the Shareholders, their proxyholders, the auditors of the Petitioner, the officers and directors of the Petitioner, employees and agents of the Petitioner's transfer agent, Broadridge

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Corporate Issuer Solutions, Inc., the advisors to the Petitioner (including legal and financial advisors), and such other persons with the permission of the Chair of the Meeting. Directors and officers of FG Québec and FG Québec's advisors (including legal and financial advisors) shall be entitled to attend the Meeting.

14. The Meeting may be adjourned for any reason upon the approval of the Chair of the Meeting, and if the Meeting is adjourned, it shall be reconvened at a place and time to be designated by the Chair of the Meeting to a date which is not more than 30 days thereafter except for the reason of a lack of quorum.

Quorum and Voting

16. If no quorum of Shareholders is present within one-half hour from the time set for the holding of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and place and if at such adjourned meeting a quorum is not present within one-half hour from the time set for the holding of the Meeting, the Shareholders present, or represented by proxy, and being one or more Shareholders entitled to vote at the Meeting, shall constitute a quorum.

17. Each Shareholder shall be entitled to one vote for each Class A Share held by such Shareholder.

18. The vote of Shareholders required to adopt the Arrangement Resolution at the Meeting shall be the affirmative vote of not less than 66⅔% of the votes cast by Shareholders who vote in person or by proxy at the Meeting.

19. The only persons entitled to vote at the Meeting or any adjournment(s) thereof either in person or by proxy shall be the registered holders of the Class A Shares as at the close of business on the Record Date. If a Shareholder holds its shares through a broker, bank or other nominee, such Shareholder must provide its broker, bank or nominee with instructions on how to vote its shares or, if such Shareholder wishes to attend the Meeting and vote in person, it must first obtain a proxy from its broker, bank or nominee

V59197\61517079\7

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in order to vote at the Meeting. Such persons and the directors and auditors of the Petitioner shall also be entitled to notice of the Meeting.

Scrutineers

20. A representative of the Petitioner's registrar and transfer agent (or any agent thereof) is authorized to act as a scrutineer for the Meeting.

Solicitation of Proxies

21. The Petitioner may in its discretion waive generally the time limits for deposit of proxies by Shareholders if the Petitioner deems it reasonable to do so. The Petitioner is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine.

22. The procedure for the use of proxies at the Meeting shall be as set out in the Meeting Materials.

Dissent Rights

23. Each registered Shareholder be accorded the rights of dissent with respect to the Arrangement Resolution approving the Arrangement, as set out in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order and the Final Order, if applicable.

24. In order for a registered Shareholder to exercise such rights of dissent (the "**Dissent Right**"):

    (a) such dissenting Shareholder must deliver a written notice of dissent to the petitioner at its registered address, Suite 2300, 550 Burrard Street, Vancouver, BC, V6C 2B5, Attention: Cyndi Laval no later than 4:00 p.m. (Vancouver time) on the business day that is two (2) business days preceding the Meeting or on the business day that is two (2) business days preceding any date to which the Meeting may be postponed or adjourned;

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(b) such dissenting Shareholder must not have voted his, her or its Class A Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

(c) such dissenting Shareholder must dissent with respect to all of the Class A Shares held by such person; and

(d) the exercise of such Dissent Right must otherwise comply with the requirements of Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement, the Interim Order and the Final Order.

25. Notice to the Shareholders of their Dissent Right with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Joint Proxy Statement to be sent to Shareholders in accordance with the Interim Order.

26. Subject to the further order of this Court, the rights available to the Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Shareholders with respect to the Arrangement.

Application for the Final Order

27. Unless the directors of the Petitioner by resolution determine to abandon the Arrangement, upon the approval, with or without variation by the Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, the Petitioner may apply to this Court for an order (being the Final Order):

(a) pursuant to Section 291(4)(c) of the BCBCA, declaring that the Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein, is fair and reasonable to the shareholders of the Petitioner; and

(b) pursuant to Section 291(4)(a) of the BCBCA, approving the Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges, and/or adjustments of securities contemplated therein, and the application for the Final Order (the "**Final Application**") shall be set down for hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe

V59197\61517079\7

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Street, Vancouver, British Columbia, on September 23, 2024, or such other date as the directors of the Petitioner may by resolution decide, and the hearing of the Final Application pursuant to the Petition is hereby adjourned to September 23, 2024.

28. Any Shareholder of the Petitioner, any director or auditor of the Petitioner, or any other interested party with leave of the Court may appear and make submissions at the Final Application provided that such person must file a Response to Petition, in the form prescribed by the *Supreme Court Civil Rules*, with this Court and deliver a copy of the filed Response to Petition, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person's proposed submissions, to the solicitors for the Petitioner at Gowling WLG (Canada) LLP, 550 Burrard Street, Suite 2300, Vancouver, BC V6C 2B5, Attention Jonathan Ross, at or before 5:00 p.m. Vancouver time on September 18, 2024, or as the Court may otherwise direct.

29. The only persons entitled to notice of any further proceedings herein, including any hearing to sanction and approve the Arrangement, and to appear and be heard thereon, shall be the solicitors for the Petitioner and persons who have delivered a Response to Petition in accordance with this Interim Order.

30. Subject to other provisions in this Interim Order, no material other than the Notice of hearing of Petition and the Joint Proxy Statement need be served on any persons in respect of these proceedings and, in particular, service of the Petition herein and the accompanying affidavit and additional affidavits as may be filed is dispensed with.

31. If the Final Application is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Order need to be served and provided with notice of the adjourned date and any filed materials.

32. The Petitioner shall be entitled, at any time, to apply to vary this Interim Order.

33. The provisions of Rules 8-1 and 16-1 of the *Supreme Court Civil Rules* be hereby dispensed with for the purposes of any further application to be made pursuant to this Petition.

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34. The Petitioner shall have liberty to apply for such further orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of lawyer for the Petitioner,
Strong Global Entertainment Inc.
Jonathan B. Ross

BY THE COURT

Registrar

CHECKED

V59197\61517079\7

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF
THE *BUSINESS CORPORATIONS ACT*, S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING
STRONG GLOBAL ENTERTAINMENT, INC., ITS SHAREHOLDERS,
FG HOLDINGS QUÉBEC INC. AND 1483530 B.C. LTD.

RE: STRONG GLOBAL ENTERTAINMENT INC. (PETITIONER)

ORDER MADE AFTER APPLICATION
(INTERIM ORDER)

GOWLING WLG (CANADA) LLP
Barristers & Solicitors
Bentall 5, Suite 2300,
550 Burrard Street
Vancouver, BC V6C 2B5
Attention: Jonathan B. Ross

Tel: 604.683.6498 Fax: 604.683.3558

File No. V59197 JBR/msh

V59197\61517079\7

APPENDIX B – NOTICE OF HEARING OF PETITION

No. S245333
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF

THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING

STRONG GLOBAL ENTERTAINMENT, INC., ITS SHAREHOLDERS, FG HOLDINGS QUÉBEC INC. AND

1483530 B.C. LTD.

RE: STRONG GLOBAL ENTERTAINMENT INC. (PETITIONER)

NOTICE OF HEARING OF PETITION

TAKE NOTICE that the petition of Strong Global Entertainment Inc. (the "**Petitioner**" or "**SGE**") dated August 7, 2024 for approval of a plan of arrangement (the "**Arrangement**") pursuant to the *Business Corporations Act* (British Columbia), S.B.C. 2002, c. 57, as amended, and for an Order (the "**Final Order**") determining that the Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein, is procedurally and substantively fair and reasonable to the shareholders of the Petitioner (the "**Shareholders**") and is approved by the Court, will be heard at the courthouse at 800 Smithe Street, Vancouver, BC V6Z 2E1 on September 23, 2024 at 10:00 a.m. or as soon thereafter as counsel may be heard (the "**Final Application**").

AND NOTICE IS FURTHER GIVEN that by an Order Made After Application of the Supreme Court of British Columbia, pronounced August 9, 2024, the Court has given directions as to the calling of the annual general and special meeting of the registered holders of common shares of the Petitioner for the purpose of, among other things, considering and voting upon the Arrangement and approving the Arrangement.

IF YOU WISH TO BE HEARD, any Shareholder, any director or auditor of the Petitioner, or any other interested party with leave of the Court, may appear and make submissions at the hearing of the the Final Application provided that such person first files a Response to Petition, in the form prescribed by the Supreme Court Civil Rules and delivers a copy of a filed Response to Petition, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person's proposed submissions, on or before 12:00 Noon (Vancouver time) on September 19, 2024, or as the Court may otherwise direct, to the solicitors for the Petitioner at:

61517083\5

- 2 -

Gowling WLG (Canada) LLP
550 Burrard Street, Suite 2300
Vancouver, British Columbia V6C 2B5
Attention: Jonathan B. Ross

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering a Response to Petition, as aforesaid.

AT THE HEARING OF THE FINAL APPLICATION, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

IF YOU DO NOT FILE A RESPONSE TO PETITION and attend either in person or by counsel at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the Shareholders.

Date: August 9, 2024

Signature of lawyer for Petitioner
Jonathan B. Ross

61517083\5

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 16, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 16, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on September 16, 2024 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V55690-S95693 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STRONG GLOBAL ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
4. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark Roberson
02) D. Kyle Cerminara
03) Richard E. Govignon, Jr
04) Marsha G. King
05) John W. Struble

The Board of Directors recommends you vote FOR proposals 1, 3 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

V55691-S95693

STRONG GLOBAL ENTERTAINMENT, INC.
Special Meeting of Stockholders
September 17, 2024 10:00 a.m. EDT
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) Mark D. Roberson as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STRONG GLOBAL ENTERTAINMENT, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be conducted at 108 Gateway Blvd, Suite 204, Mooresville, NC 28117, on September 17, 2024 at 10:00 a.m., Eastern time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side